As filed with Securities and Exchange Commission on April 27, 2020.
File Nos. 333-185790
811-09003

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 18	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 18	[X]
(Check Appropriate Box or Boxes)

Variable Annuity Account Seven
(Exact Name of Registrant)
AMERICAN GENERAL LIFE INSURANCE COMPANY
(Name of Depositor)
2727-A Allen Parkway, Houston, Texas 77019
(Address of Depositor’s Principal Executive Offices) (Zip Code)
Depositor’s Telephone Number, including Area Code: (800) 871-2000
Manda Ghaferi, Esq.
American General Life Insurance Company
21650 Oxnard Street Suite 750, Woodland Hills, California 91367
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
□  immediately upon filing pursuant to paragraph (b) of Rule 485
☒  on April 30, 2020 pursuant to paragraph (b) of Rule 485
□  60 days after filing pursuant to paragraph (a)(1) of Rule 485
□  on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
□  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Units of interest in Variable Annuity Account Seven of American General Life Insurance Company under variable annuity contracts.

Variable Annuity Account Seven
Cross Reference Sheet
Part A — Prospectus
Item Number in Form N-4		Caption
1.	Cover Page	Cover Page
2.	Definitions	Glossary
3.	Synopsis	Highlights; Fee Table; Maximum and Minimum Expense Examples; The Polaris Platinum O-Series Variable Annuity; Purchasing a Polaris Platinum O-Series Variable Annuity
4.	Condensed Financial Information	Appendix - Condensed Financial Information
5.	General Description of Registrant, Depositor and Portfolio Companies	Other Information; Investment Options
6.	Deductions	Fee Table; Expenses
7.	General Description of Variable Annuity Contracts	The Polaris Platinum O-Series Variable Annuity; Purchasing a Polaris Platinum O-Series Variable Annuity; Investment Options
8.	Annuity Period	Annuity Income Options
9.	Death Benefit	Death Benefits
10.	Purchases and Contract Value	Purchasing a Polaris Platinum O-Series Variable Annuity; Access to Your Money
11.	Redemptions	Access To Your Money
12.	Taxes	Taxes
13.	Legal Proceedings	Other Information
14.	Table of Contents of Statement of Additional Information	Contents of Statement of Additional Information

Part B — Statement of Additional Information
Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a “P” are made by reference to the captions in the Prospectus.
Item Number in Form N-4		Caption
15.	Cover Page	Cover Page
16.	Table of Contents	Table of Contents
17.	General Information and History	The Polaris Platinum O-Series Variable Annuity (P); Separate Account and the Company; General Account (P); Investment Options (P); Other Information (P)
18.	Services	Other Information (P); Financial Statements
19.	Purchase of Securities Being Offered	Purchasing a Polaris Platinum O-Series Variable Annuity (P)
20.	Underwriters	Distribution of Contracts; Other Information (P)
21.	Calculation of Performance Data	Performance Data
22.	Annuity Payments	Annuity Income Options (P); Annuity Income Payments; Annuity Unit Values
23.	Financial Statements	Other Information (P); Financial Statements
Part C
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS DATED APRIL 30, 2020

____________________________________________________________________________________________

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE ANNUITY ACCOUNT SEVEN

Polaris Platinum O-Series Variable Annuity

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

FS VARIABLE SEPARATE ACCOUNT

Polaris Platinum O-Series Variable Annuity

____________________________________________________________________________________________

This Rate Sheet Prospectus Supplement ("Rate Sheet Supplement") does not apply if you do not elect the living benefit feature.

This Rate Sheet Supplement provides the Maximum Annual Withdrawal Percentages and Protected Income Payment Percentages effective on or after April 30, 2020. This Rate Sheet Supplement must be used in conjunction with the Prospectus dated April 30, 2020. If you need another copy of the Prospectus, please call our Annuity Service Center at (800) 445-7862 or visit our website at www.aig.com/ProductProspectuses. All Rate Sheet Supplements are filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-185790 or 333-178843 if your contract was issued in New York.

The percentages listed below apply to applications signed on or after April 30, 2020. In order to get these terms, your application must be signed and in good order while this Rate Sheet Supplement is in effect. If you sign your application after this Rate Sheet Supplement is no longer in effect, you will receive the terms that are in effect on the date that your application is signed in good order. After your contract is issued, the percentages and terms listed below are guaranteed not to change for the life of your contract.

At least 10 days before we change the current terms for the next effective period, the new terms and effective period will be filed in a new Rate Sheet Supplement on EDGAR at www.sec.gov, file number 333-185790 or 333-178843 if your contract was issued in New York.

POLARIS INCOME BUILDER DAILY FLEX

Maximum Annual Withdrawal Percentage and Protected Income Percentage Table

The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage:

Number of Covered Persons and Age of	Polaris Income Builder Daily Flex
Covered Person(s) on the Activation Date(1)

One Covered Person (Age 45 - 59)	3.25% / 3.25%

One Covered Person (Age 60 - 64)	3.75% / 3.75%

One Covered Person (Age 65 - 71)	5.00% / 5.00%

One Covered Person (Age 72 and Older)	5.25% / 5.25%

Two Covered Persons (Age 45 - 59)	2.75% / 2.75%

Two Covered Persons (Age 60 - 64)	3.25% / 3.25%

Two Covered Persons (Age 65 - 71)	4.50% / 4.50%

Two Covered Persons (Age 72 and Older)	4.75% / 4.75%

(1) If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.

Dated: April 30, 2020

Please keep this Supplement with your Prospectus

Polaris Platinum O-Series
Prospectus
April 30, 2020
Flexible Premium Deferred Variable Annuity Contract
issued by Depositor
American General Life Insurance Company
in all states except in New York where it is issued by
The United States Life Insurance Company in the City of New York
in connection with
VARIABLE ANNUITY ACCOUNT SEVEN
and
FS VARIABLE SEPARATE ACCOUNT
This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series®, Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.
Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.
If you are considering funding a tax-qualified retirement plan (e.g., IRAs, 401k or 403b plans) with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified plan itself. You should fully discuss this decision with your financial representative.
To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information (“SAI”) dated April 30, 2020. The SAI has been filed with the United States Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570.
In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by contacting (855) 421-2692 or visiting www.aig.com/annuities/GetMyPrintedReports and providing the 12-digit opt-in ID located above your mailing address. Your election to receive reports in paper will apply to all portfolios available under your contract.
Variable Annuities involve risks, including possible loss of principal, and are not a deposit or obligation of, or guaranteed or endorsed by, any bank. They are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. These securities have not been approved or disapproved by the SEC, nor any state securities commission, nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Important Information About the Living Benefit: If you elect the Living Benefit, you must allocate your money according to applicable investment requirements, which may limit your ability to grow contract value. If you do not plan on taking withdrawals, or you take any withdrawals prior to the Activation Date or take Excess Withdrawals after the Activation Date that could result in your contract value and Income Base reducing to zero, then electing a Living Benefit may not be appropriate for you because you are paying fees for a Living Benefit you may not use.
If you elect the Living Benefit, prior to activating Lifetime Income, any withdrawal that reduces the contract value to zero, will terminate the contract including its optional Living Benefit features.
If you elect the Living Benefit, not all Underlying Funds are available as investment options. Please see “Are there investment requirements if I elect a Living Benefit?” under OPTIONAL LIVING BENEFIT for details. If you purchased your contract prior to April 30, 2020, please see Appendix F for applicable terms to your contract.
UNDERLYING FUNDS:	Managed by:
American Funds Asset Allocation§	Capital Research and Management Company
American Funds Bond	Capital Research and Management Company
American Funds Capital Income Builder	Capital Research and Management Company
American Funds Capital World Bond[1]	Capital Research and Management Company
American Funds Global Growth	Capital Research and Management Company
American Funds Global Small Capitalization	Capital Research and Management Company
American Funds Growth	Capital Research and Management Company
American Funds Growth-Income	Capital Research and Management Company
(Underlying Funds continued on next page)

UNDERLYING FUNDS:	Managed by:
American Funds International	Capital Research and Management Company
Franklin Allocation VIP Fund	Franklin Templeton Services, LLC
Franklin Income VIP Fund	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund	Franklin Advisers, Inc.
Franklin Rising Dividends VIP Fund	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund	Franklin Advisers, Inc.
Goldman Sachs VIT Government Money Market Fund§	Goldman Sachs Asset Management, L.P.
Invesco V.I. American Franchise Fund	Invesco Advisers, Inc.
Invesco V.I. American Value Fund	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund	Invesco Advisers, Inc.
Invesco V.I. Equity and Income Fund	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund	Invesco Advisers, Inc.
Lord Abbett Bond Debenture Portfolio	Lord, Abbett & Co. LLC
Lord Abbett Developing Growth Portfolio	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio	Lord, Abbett & Co. LLC
Lord Abbett Mid Cap Stock Portfolio	Lord, Abbett & Co. LLC
Lord Abbett Total Return Portfolio	Lord, Abbett & Co. LLC
SA Allocation Balanced Portfolio§	SunAmerica Asset Management, LLC
SA Allocation Growth Portfolio§	SunAmerica Asset Management, LLC
SA Allocation Moderate Portfolio§	SunAmerica Asset Management, LLC
SA Allocation Moderate Growth Portfolio§	SunAmerica Asset Management, LLC
SA AB Growth Portfolio	AllianceBernstein L.P.
SA AB Small & Mid Cap Value Portfolio	AllianceBernstein L.P.
SA Columbia Technology Portfolio	Columbia Management Investment Advisers, LLC
SA DFA Ultra Short Bond Portfolio§	Dimensional Fund Advisors LP
SA Dogs of Wall Street Portfolio	SunAmerica Asset Management, LLC
SA Emerging Markets Equity Index Portfolio	SunAmerica Asset Management, LLC
SA Federated Hermes Corporate Bond Portfolio2, §	Federated Investment Management Company
SA Fidelity Institutional AM® International Growth Portfolio	FIAM LLC
SA Fidelity Institutional AM® Real Estate Portfolio	FIAM LLC
SA Fixed Income Index Portfolio§	SunAmerica Asset Management, LLC
SA Fixed Income Intermediate Index Portfolio§	SunAmerica Asset Management, LLC
SA Franklin Small Company Value Portfolio	Franklin Mutual Advisers, LLC
SA Global Index Allocation 60/40 Portfolio§	SunAmerica Asset Management, LLC
SA Global Index Allocation 75/25 Portfolio§	SunAmerica Asset Management, LLC
SA Global Index Allocation 90/10 Portfolio§	SunAmerica Asset Management, LLC
SA Goldman Sachs Global Bond Portfolio§	Goldman Sachs Asset Management International
SA Goldman Sachs Multi-Asset Insights Portfolio§	Goldman Sachs Asset Management, L.P.
SA Index Allocation 60/40 Portfolio§	SunAmerica Asset Management, LLC
SA Index Allocation 80/20 Portfolio§	SunAmerica Asset Management, LLC
SA Index Allocation 90/10 Portfolio§	SunAmerica Asset Management, LLC
SA International Index Portfolio	SunAmerica Asset Management, LLC
SA Invesco Growth Opportunities Portfolio	Invesco Advisers, Inc.
SA Janus Focused Growth Portfolio	Janus Capital Management, LLC
SA JPMorgan Diversified Balanced Portfolio§	J.P. Morgan Investment Management Inc.
SA JPMorgan Emerging Markets Portfolio	J.P. Morgan Investment Management Inc.
SA JPMorgan Equity-Income Portfolio	J.P. Morgan Investment Management Inc.
SA JPMorgan Global Equities Portfolio	J.P. Morgan Investment Management Inc.
SA JPMorgan MFS Core Bond Portfolio§	J.P. Morgan Investment Management Inc. and Massachusetts Financial Services Company
SA JPMorgan Mid-Cap Growth Portfolio	J.P. Morgan Investment Management Inc.
SA Large Cap Growth Index Portfolio	SunAmerica Asset Management, LLC
SA Large Cap Index Portfolio	SunAmerica Asset Management, LLC
SA Large Cap Value Index Portfolio	SunAmerica Asset Management, LLC
SA Legg Mason BW Large Cap Value Portfolio	Brandywine Global Investment Management, LLC
SA Legg Mason Tactical Opportunities Portfolio§	QS Investors, LLC
SA Mid Cap Index Portfolio	SunAmerica Asset Management, LLC
SA MFS Blue Chip Growth Portfolio	Massachusetts Financial Services Company
SA MFS Massachusetts Investors Trust Portfolio	Massachusetts Financial Services Company
SA MFS Total Return Portfolio§	Massachusetts Financial Services Company
SA Morgan Stanley International Equities Portfolio	Morgan Stanley Investment Management Inc.
SA Oppenheimer Main Street Large Cap Portfolio	Invesco Advisers, Inc.[3]
SA PGI Asset Allocation Portfolio§	Principal Global Investors, LLC
SA PineBridge High-Yield Bond Portfolio	PineBridge Investments LLC
SA Putnam Asset Allocation Diversified Growth Portfolio§	Putnam Investment Management, LLC
2

UNDERLYING FUNDS:	Managed by:
SA Putnam International Growth and Income Portfolio	Putnam Investment Management, LLC
SA Small Cap Index Portfolio	SunAmerica Asset Management, LLC
SA Templeton Foreign Value Portfolio	Templeton Investment Counsel, LLC
SA T. Rowe Price Asset Allocation Growth Portfolio§	T. Rowe Price Associates, Inc.
SA Wellington Capital Appreciation Portfolio	Wellington Management Company LLP
SA Wellington Government and Quality Bond Portfolio§	Wellington Management Company LLP
SA Wellington Real Return Portfolio§	Wellington Management Company LLP
SA Wellington Strategic Multi-Asset Portfolio§	Wellington Management Company LLP
SA WellsCap Aggressive Growth Portfolio	Wells Capital Management Incorporated
Templeton Global Bond VIP Fund	Franklin Advisers, Inc.
You may also invest in these Underlying Funds if your contract was issued prior to September 10, 2018:
UNDERLYING FUNDS:	Managed by:
SA Invesco VCP Equity-Income Portfolio	Invesco Advisers, Inc.
SA T. Rowe Price VCP Balanced Portfolio	T. Rowe Price Associates, Inc.
SA VCP Dynamic Allocation Portfolio	SunAmerica Asset Management, LLC and AllianceBernstein L.P.
1	On May 1, 2020, American Funds Global Bond changed its name to American Funds Capital World Bond.
2	On April 30, 2020, SA Federated Corporate Bond Portfolio changed its name to SA Federated Hermes Corporate Bond Portfolio.
3	On May 24, 2019, the investment manager changed from OppenheimerFunds, Inc. to Invesco Advisers, Inc.
§	These Underlying Funds are available investment options for the Polaris Income Builder Daily Flex Living Benefit.
3

4

Glossary

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.
Accumulation Phase - The period during which you invest money in your contract.
Accumulation Units - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
Annuitant - The person on whose life we base annuity income payments after you begin the Income Phase.
Annuity Date - The date you select on which annuity income payments begin.
Annuity Units - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.
Beneficiary - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other’s primary Beneficiary.
Company - Refers to American General Life Insurance Company (“AGL”) or The United States Life Insurance Company in the City of New York (“US Life”) for contracts issued in New York only, the insurer that issues this contract. The term “we,” “us” and “our” are also used to identify the issuing Company.
Continuation Contribution - An amount by which the death benefit that would have been paid to the spousal Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon spousal continuation.
Continuing Spouse - Spouse of original contract Owner at the time of death who elects to continue the contract after the death of the original contract Owner.
Fixed Account - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.
Fund-of-Funds - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds.
General Account - The Company’s account, which includes any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios.
Good Order - Fully and accurately completed forms, which are valid, including any necessary supplementary documentation, applicable to any given transaction or request received by us.
Income Phase - The period upon annuitization during which we make annuity income payments to you.
Insurable Interest - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.
Latest Annuity Date - The first NYSE business day of the month following your 95th birthday.
Market Close - The close of the New York Stock Exchange on business days, excluding holidays, usually at 1:00 p.m. Pacific Time.
Non-Qualified (contract) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account (“IRA”).
NYSE - New York Stock Exchange.
Owner - The person or entity (if a non-natural Owner) with an interest or title to this contract. The term “you” or “your” are also used to identify the Owner.
Premium Based Charge - A charge that is deducted from your contract value on each Quarter Anniversary following the date each Premium is made and is deducted for seven years.
Purchase Payments - The money you give us to buy and invest in the contract.
Purchase Payments Limit - $1,000,000 for contracts issued on or after May 1, 2014. $1,500,000 for contracts issued prior to May 1, 2014.
Qualified (contract) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
Secure Value Account - A Fixed Account, available only with election of certain Living Benefits, to which we allocate a percentage of every Purchase Payment and Continuation Contribution.
Separate Account - A segregated asset account maintained by the Company separately from the Company’s General Account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.
Trusts - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series®, Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.
Underlying Funds - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.
Variable Portfolio(s) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

5

Highlights

The Polaris Platinum O-Series Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts, if available. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to help provide for your retirement.
Free Look: You may cancel your contract within 10 days after receiving it (or whatever longer period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request if received before Market Close. If the free look request is received after Market Close, you will receive whatever your contract is worth as of the next NYSE business day. The amount refunded may be more or less than your original Purchase Payments. We will return your original Purchase Payments if required by law. Please see FREE LOOK in the prospectus.
Expenses: There are fees and charges associated with the contract. Each year, we deduct a $50 contract maintenance fee from your contract, which may be waived if contract value is $75,000 or more. We also deduct separate account charges which equal 0.95% annually of the average daily value of your contract allocated to the Variable Portfolios. Your contract provides for a penalty-free withdrawal amount each year. We apply a separate withdrawal charge schedule against each Premium you contribute to the contract. The withdrawal charge percentage declines over time for each Premium in the contract. After a Premium has been in the contract for 7 complete years, a withdrawal charge no longer applies to that Premium. There are investment management fees and other expenses of the Underlying Funds on amounts invested in the Variable Portfolios, including 12b-1 fees of up to 0.25%. If you elect optional features available under the contract, we may charge additional fees for those features. We apply a Premium Based Charge against Premiums that you make to your contract. The Premium Based Charge equals a percentage of each Premium, deducted over 7 years and varies with your investment amount. Please see FEE TABLE, PURCHASING A POLARIS PLATINUM O-SERIES VARIABLE ANNUITY, PENALTY-FREE WITHDRAWAL AMOUNT and EXPENSES in the prospectus.
Access to Your Money: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A 10% federal tax penalty may apply if you make withdrawals before age 59½. As noted above under Expenses, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.
Optional Living Benefit: You may elect the optional Living Benefit available under your contract for an additional fee. This Living Benefit is designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. This benefit can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live. Electing the optional Living Benefit will require you to invest in accordance with certain investment requirements. Investing within these requirements may potentially limit the performance of your investment and may also reduce the likelihood that you will need to rely on the protection offered by these benefits.
You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the allowable amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable. Please see OPTIONAL LIVING BENEFIT in the prospectus.
Death Benefit: A standard death benefit is available and in addition, an optional death benefit is available for an additional fee. These benefits are payable to your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.
Annuity Income Options: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. Please see ANNUITY INCOME OPTIONS in the prospectus.
Inquiries: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.aig.com/annuities). Please see ALLOCATION OF PURCHASE PAYMENTS in the prospectus for the address to which you must send Purchase Payments.
All material state variations are described in Appendix B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.

6

The Company offers several different variable annuity contracts to meet the diverse needs of our investors. Our contracts may provide different features, benefits, programs and investment options offered at different fees and expenses. When working with your financial representative to determine the best product to meet your needs, you should consider among other things, whether the features of this contract and the related fees provide the most appropriate package to help you meet your retirement savings goals.
If you would like information regarding how money is shared among our business partners, including broker-dealers through which you may purchase a variable annuity and received from certain investment advisors of the Underlying Funds, please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the contract, as well as the risks of investing.
7

Fee Table for contracts issued on or after september 9, 2019

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Please see EXPENSES in the prospectus for important information about these fees and charges.
The first table describes the fees and expenses that you pay at the time you surrender the contract or make transfers between investment options.
Contract Owner Transaction Expenses

Maximum Premium Based Charge[1] (as a percentage of each Purchase Payment)	5%
Maximum Withdrawal Charges[2] (as a percentage of each Purchase Payment withdrawn)	6%
Transfer Fee[3] (Per transfer after 15 transfers in any contract year)	$25
Premium Tax[4]	3.5%

The following tables describe the fees and expenses you will pay periodically during the time that you own the contract, not including Portfolio Operating Expenses.
Contract Owner Annual Expenses

Contract Maintenance Fee (The contract maintenance fee is assessed annually and may be waived if contract value is $75,000 or more.)	$50
Separate Account Charges[5] (Deducted from the average daily ending net asset value allocated to the Variable Portfolios)	0.95%

Optional Feature Expenses

If an optional feature is elected the following additional fees are deducted annually.

Death Benefits
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
Maximum Anniversary Value	0.25%

Living Benefit6
(calculated as percentage of the Income Base and deducted from the contract value)
Polaris Income Builder Daily Flex
	Initial Fee[7]	Maximum Fee[7]
One Covered Person	1.35%	2.50%
Two Covered Persons	1.35%	2.50%

Total Annual Portfolio Operating Expenses (as of December 31, 2019)

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements that you may pay periodically during the time that you own the contract. More detail about the Underlying Funds’ expenses is contained in the prospectus for each Trust.
	Minimum[8]	Maximum[9]
Expenses include management fees, other expenses and 12b-1 fees, if applicable.	0.46%	1.62%

8

Footnotes to the Fee Table:
1  Each Premium is subject to the Premium Based Charge deducted over a period of 7 years and is deducted quarterly from your contract value. Please see EXPENSES section below.

Premium Based Charge
Accumulated Premium Breakpoint	Premium Based Charge as a Percentage of Purchase Payments Invested	Quarterly Premium Based Charge (over 7 Year Period)
Less than $50,000	5.00%	0.1786%
$50,000 but less than $100,000	4.50%	0.1607%
$100,000 but less than $250,000	3.50%	0.1250%
$250,000 but less than $500,000	2.50%	0.0893%
$500,000 but less than $1,000,000	2.00%	0.0714%
$1,000,000 or more	1.25%	0.0446%
The initial Premium Based Charge is determined by the sum of Premiums received during the first contract quarter and the Accumulated Premium Breakpoint achieved by that amount. After the first contract Quarter Anniversary, the Premium Based Charge for each subsequent Premium is determined based on the sum of all Premiums (including the subsequent Premium) and the Accumulated Premium Breakpoint achieved by the sum of Premiums as of the Premium receipt date. Please see EXPENSES below.
2  Withdrawal Charge Schedule (as a percentage of each Premium withdrawn) declines over 7 years as follows and applies to each Premium starting on the Premium receipt date:
	Years Since Premium Receipt
Accumulated Premium Breakpoint	1	2	3	4	5	6	7	8+
Less than $50,000	6%	5%	5%	4%	3%	2%	1%	0%
$50,000 but less than $100,000	5.5%	5%	5%	4%	3%	2%	1%	0%
$100,000 but less than $250,000	4.5%	4%	4%	3%	3%	2%	1%	0%
$250,000 but less than $500,000	3.5%	3%	3%	2.25%	2%	2%	1%	0%
$500,000 but less than $1,000,000	3%	2%	2%	1.5%	1%	1%	1%	0%
$1,000,000 or more	2.25%	1.5%	1.5%	1%	1%	0.75%	0.5%	0%
The Withdrawal Charge for each Premium is determined based on the sum of all Premiums (including the subsequent Premium) and the Accumulated Premium Breakpoint achieved as of the Premium receipt date. Please see EXPENSES section below.
3  In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
4  If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Income Phase. Please see PREMIUM TAX and APPENDIX B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.
5  Separate Account Charge: If you do not elect any optional features, your total separate account annual expenses would be 0.95%.
Beneficiary Expenses if Extended Legacy is Elected

If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 0.85% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
6  The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFIT below.
7  The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below. Please see APPENDIX C — FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME BUILDER DAILY FLEX FEE.
Number of Covered Persons	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	0.60%	±0.40%
Two Covered Persons	0.60%	±0.40%
*	The fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4).
8  The minimum expense is for an Underlying Fund of Goldman Sachs Variable Insurance Trust as of its fiscal year ended December 31, 2019. There is a contractual agreement with Goldman Sachs Variable Insurance Trust under which it will waive 0.03% of its fee and the fee is 0.43% after the waiver. If the fee waiver was reflected in the minimum expense, the expense would be 0.43%. The contractual agreement with Goldman Sachs Variable Insurance Trust will continue until at least April 30, 2021 and may not be terminated prior to that date without the approval of the Goldman Sachs Variable Insurance Trust Board of Trustees.
9  The maximum expense is for an Underlying Fund of Anchor Series Trust as of its fiscal year ended December 31, 2019. There is a contractual agreement with Anchor Series Trust under which it will waive 0.51% of its fee and the fee is 1.11% after the waiver. If the fee waiver was reflected in the maximum expense, the expense would be 1.11%. The contractual agreement with Anchor Series Trust will continue until at least April 30, 2021 and may not be terminated prior to that date without the approval of the Anchor Series Trust Board of Trustees.
9

Fee Table for contracts issued between September 10, 2018 and September 8, 2019

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Please see EXPENSES in the prospectus for important information about these fees and charges.
The first table describes the fees and expenses that you pay at the time you surrender the contract or make transfers between investment options.
Contract Owner Transaction Expenses

Maximum Premium Based Charge[1] (as a percentage of each Purchase Payment)	5%
Maximum Withdrawal Charges[2] (as a percentage of each Purchase Payment withdrawn)	6%
Transfer Fee[3] (Per transfer after 15 transfers in any contract year)	$25
Premium Tax[4]	3.5%

The following tables describe the fees and expenses you will pay periodically during the time that you own the contract, not including Portfolio Operating Expenses.
Contract Owner Annual Expenses

Contract Maintenance Fee (The contract maintenance fee is assessed annually and may be waived if contract value is $75,000 or more.)	$50
Separate Account Charges[5] (Deducted from the average daily ending net asset value allocated to the Variable Portfolios)	0.95%

Optional Feature Expenses

If an optional feature is elected the following additional fees are deducted annually.

Death Benefits
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
Maximum Anniversary Value	0.25%

Living Benefit6
(calculated as percentage of the Income Base and deducted from the contract value)
Polaris Income Builder Daily Flex
(Polaris Income Builder Daily Flex became available in certain states on or after May 13, 2019)
	Initial Fee[7]	Maximum Fee[7]
One Covered Person	1.35%	2.50%
Two Covered Persons	1.35%	2.50%
Polaris Income Builder Daily
	Initial Fee[7]	Maximum Fee[7]
One Covered Person	1.30%	2.50%
Two Covered Persons	1.45%	2.50%

Total Annual Portfolio Operating Expenses (as of December 31, 2019)

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements that you may pay periodically during the time that you own the contract. More detail about the Underlying Funds’ expenses is contained in the prospectus for each Trust.
	Minimum[8]	Maximum[9]
Expenses include management fees, other expenses and 12b-1 fees, if applicable.	0.46%	1.62%

10

Footnotes to the Fee Table:
1  Each Premium is subject to the Premium Based Charge deducted over a period of 7 years and is deducted quarterly from your contract value. Please see EXPENSES section below.

Premium Based Charge
Accumulated Premium Breakpoint	Premium Based Charge as a Percentage of Purchase Payments Invested	Quarterly Premium Based Charge (over 7 Year Period)
Less than $50,000	5.00%	0.1786%
$50,000 but less than $100,000	4.50%	0.1607%
$100,000 but less than $250,000	3.50%	0.1250%
$250,000 but less than $500,000	2.50%	0.0893%
$500,000 but less than $1,000,000	2.00%	0.0714%
$1,000,000 or more	1.25%	0.0446%
The initial Premium Based Charge is determined by the sum of Premiums received during the first contract quarter and the Accumulated Premium Breakpoint achieved by that amount. After the first contract Quarter Anniversary, the Premium Based Charge for each subsequent Premium is determined based on the sum of all Premiums (including the subsequent Premium) and the Accumulated Premium Breakpoint achieved by the sum of Premiums as of the Premium receipt date. Please see EXPENSES below.
2  Withdrawal Charge Schedule (as a percentage of each Premium withdrawn) declines over 7 years as follows and applies to each Premium starting on the Premium receipt date:
	Years Since Premium Receipt
Accumulated Premium Breakpoint	1	2	3	4	5	6	7	8+
Less than $50,000	6%	5%	5%	4%	3%	2%	1%	0%
$50,000 but less than $100,000	5.5%	5%	5%	4%	3%	2%	1%	0%
$100,000 but less than $250,000	4.5%	4%	4%	3%	3%	2%	1%	0%
$250,000 but less than $500,000	3.5%	3%	3%	2.25%	2%	2%	1%	0%
$500,000 but less than $1,000,000	3%	2%	2%	1.5%	1%	1%	1%	0%
$1,000,000 or more	2.25%	1.5%	1.5%	1%	1%	0.75%	0.5%	0%
The Withdrawal Charge for each Premium is determined based on the sum of all Premiums (including the subsequent Premium) and the Accumulated Premium Breakpoint achieved as of the Premium receipt date. Please see EXPENSES section below.
3  In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
4  If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Income Phase. Please see PREMIUM TAX and APPENDIX B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.
5  Separate Account Charge: If you do not elect any optional features, your total separate account annual expenses would be 0.95%.
Beneficiary Expenses if Extended Legacy is Elected

If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 0.85% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
6  The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see APPENDIX F for a description of the Living Benefit you may have elected.
7  The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below.
Number of Covered Persons	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	0.60%	±0.40%
Two Covered Persons	0.60%	±0.40%
*	The fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4).
8  The minimum expense is for an Underlying Fund of Goldman Sachs Variable Insurance Trust as of its fiscal year ended December 31, 2019. There is a contractual agreement with Goldman Sachs Variable Insurance Trust under which it will waive 0.03% of its fee and the fee is 0.43% after the waiver. If the fee waiver was reflected in the minimum expense, the expense would be 0.43%. The contractual agreement with Goldman Sachs Variable Insurance Trust will continue until at least April 30, 2021 and may not be terminated prior to that date without the approval of the Goldman Sachs Variable Insurance Trust Board of Trustees.
9  The maximum expense is for an Underlying Fund of Anchor Series Trust as of its fiscal year ended December 31, 2019. There is a contractual agreement with Anchor Series Trust under which it will waive 0.51% of its fee and the fee is 1.11% after the waiver. If the fee waiver was reflected in the maximum expense, the expense would be 1.11%. The contractual agreement with Anchor Series Trust will continue until at least April 30, 2021 and may not be terminated prior to that date without the approval of the Anchor Series Trust Board of Trustees.
11

Fee Table for contracts issued prior to September 10, 2018

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Please see EXPENSES in the prospectus for important information about these fees and charges.
The first table describes the fees and expenses that you pay at the time you surrender the contract or make transfers between investment options.
Contract Owner Transaction Expenses

Maximum Premium Based Charge[1] (as a percentage of each Purchase Payment)	5%
Maximum Withdrawal Charges[2] (as a percentage of each Purchase Payment withdrawn)	6%
Transfer Fee[3] (Per transfer after 15 transfers in any contract year)	$25
Premium Tax[4]	3.5%

The following tables describe the fees and expenses you will pay periodically during the time that you own the contract, not including Portfolio Operating Expenses.
Contract Owner Annual Expenses

Contract Maintenance Fee (The contract maintenance fee is assessed annually and may be waived if contract value is $75,000 or more.)	$50
Separate Account Charges[5] (Deducted from the average daily ending net asset value allocated to the Variable Portfolios)	0.95%

Optional Feature Expenses

If an optional feature is elected the following additional fees are deducted annually.

Death Benefits
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
Maximum Anniversary Value	0.25%

Living Benefit6
(calculated as percentage of the Income Base and deducted from the contract value)
Polaris Income Builder
SunAmerica Income Plus
(Polaris Income Builder is not available for election on or after September 10, 2018 and SunAmerica Income Plus is not available for election on or after May 1, 2013)
	Initial Fee[7]	Maximum Fee[7]
One Covered Person	1.10%	2.20%
Two Covered Persons	1.35%	2.70%

Total Annual Portfolio Operating Expenses (as of December 31, 2019)

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements that you may pay periodically during the time that you own the contract. More detail about the Underlying Funds’ expenses is contained in the prospectus for each Trust.
	Minimum[8]	Maximum[9]
Expenses include management fees, other expenses and 12b-1 fees, if applicable.	0.46%	1.62%

12

Footnotes to the Fee Table:
1  Each Premium is subject to the Premium Based Charge deducted over a period of 7 years and is deducted quarterly from your contract value. Please see EXPENSES section below.

Premium Based Charge
Accumulated Premium Breakpoint	Premium Based Charge as a Percentage of Purchase Payments Invested	Quarterly Premium Based Charge (over 7 Year Period)
Less than $50,000	5.00%	0.1786%
$50,000 but less than $100,000	4.50%	0.1607%
$100,000 but less than $250,000	3.50%	0.1250%
$250,000 but less than $500,000	2.50%	0.0893%
$500,000 but less than $1,000,000	2.00%	0.0714%
$1,000,000 or more	1.25%	0.0446%
The initial Premium Based Charge is determined by the sum of Premiums received during the first contract quarter and the Accumulated Premium Breakpoint achieved by that amount. After the first contract Quarter Anniversary, the Premium Based Charge for each subsequent Premium is determined based on the sum of all Premiums (including the subsequent Premium) and the Accumulated Premium Breakpoint achieved by the sum of Premiums as of the Premium receipt date. Please see EXPENSES below.
2  Withdrawal Charge Schedule (as a percentage of each Premium withdrawn) declines over 7 years as follows and applies to each Premium starting on the Premium receipt date:
	Years Since Premium Receipt
Accumulated Premium Breakpoint	1	2	3	4	5	6	7	8+
Less than $50,000	6%	5%	5%	4%	3%	2%	1%	0%
$50,000 but less than $100,000	5.5%	5%	5%	4%	3%	2%	1%	0%
$100,000 but less than $250,000	4.5%	4%	4%	3%	3%	2%	1%	0%
$250,000 but less than $500,000	3.5%	3%	3%	2.25%	2%	2%	1%	0%
$500,000 but less than $1,000,000	3%	2%	2%	1.5%	1%	1%	1%	0%
$1,000,000 or more	2.25%	1.5%	1.5%	1%	1%	0.75%	0.5%	0%
The Withdrawal Charge for each Premium is determined based on the sum of all Premiums (including the subsequent Premium) and the Accumulated Premium Breakpoint achieved as of the Premium receipt date. Please see EXPENSES section below.
3  In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
4  If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Income Phase. Please see PREMIUM TAX and APPENDIX B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.
5  Separate Account Charge: If you do not elect any optional features, your total separate account annual expenses would be 0.95%.
Beneficiary Expenses if Extended Legacy is Elected

If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 0.85% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
6  The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see APPENDIX F for a description of the Living Benefit you may have elected.
7  The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below.
Number of Covered Persons	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	0.60%	±0.25%
Two Covered Persons	0.60%	±0.25%
*	The fee rate can increase or decrease no more than 0.0625% each quarter (0.25%/ 4).
8  The minimum expense is for an Underlying Fund of Goldman Sachs Variable Insurance Trust as of its fiscal year ended December 31, 2019. There is a contractual agreement with Goldman Sachs Variable Insurance Trust under which it will waive 0.03% of its fee and the fee is 0.43% after the waiver. If the fee waiver was reflected in the minimum expense, the expense would be 0.43%. The contractual agreement with Goldman Sachs Variable Insurance Trust will continue until at least April 30, 2021 and may not be terminated prior to that date without the approval of the Goldman Sachs Variable Insurance Trust Board of Trustees.
9  The maximum expense is for an Underlying Fund of Anchor Series Trust as of its fiscal year ended December 31, 2019. There is a contractual agreement with Anchor Series Trust under which it will waive 0.51% of its fee and the fee is 1.11% after the waiver. If the fee waiver was reflected in the maximum expense, the expense would be 1.11%. The contractual agreement with Anchor Series Trust will continue until at least April 30, 2021 and may not be terminated prior to that date without the approval of the Anchor Series Trust Board of Trustees.
13

Maximum and Minimum Expense Examples

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses. The purpose of the expense examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The expense examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses.
Example Assumptions
The expense examples below assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. The expense examples also assume that no transfer fees were imposed. Premium taxes may apply in certain states; however, they are not reflected in the expense examples.
The first Maximum Expense Example reflects the highest possible combination of charges for any version of the contract since inception. The second Maximum Expense Example reflects the highest possible combination of charges for the current offering of the contract.  Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be the amounts set forth in the tables below.
Maximum Expense Examples
(assuming maximum separate account annual expenses of 1.20% including the Maximum Anniversary Value death benefit feature, the optional SunAmerica Income Plus feature (for the first year calculated at the initial annual fee rate of 1.35% and the maximum annual fee rate of 2.70% for the remaining years), a maximum Premium Based Charge of 5.00%, a maximum withdrawal charge of 6.00% and investment in an Underlying Fund with total expenses of 1.57%*)
(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,077	$2,213	$3,222	$5,630
(2)	If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$477	$1,713	$2,992	$5,630
Minimum Expense Examples
(assuming minimum separate account annual expenses of 0.95%, no election of optional features and investment in an Underlying Fund with total expenses of 0.46%**)

(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$816	$1,168	$1,438	$2,191
(2)	If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$216	$668	$1,138	$2,191

Maximum Expense Examples
(assuming maximum separate account annual expenses of 1.20% including the Maximum Anniversary Value death benefit feature, the optional Polaris Income Builder Daily Flex feature (for the first year calculated at the initial annual fee rate of 1.35% and the maximum annual fee rate of 2.50% for the remaining years), a maximum Premium Based Charge of 5.00%, a maximum withdrawal charge of 6.00% and investment in an Underlying Fund with total expenses of 1.62%***)
(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,043	$2,155	$3,143	$5,516
(2)	If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$443	$1,655	$2,843	$5,516
Minimum Expense Examples
(assuming minimum separate account annual expenses of 0.95%, no election of optional features and investment in an Underlying Fund with total expenses of 0.46%**)

(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$816	$1,168	$1,438	$2,191
(2)	If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$216	$668	$1,138	$2,191

14

Additional Expense Example Information
1.	We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values of $75,000 or more. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.
2.	In addition to the stated assumptions, a maximum Premium Based Charge of 5.00% and withdrawal charge of 6.00% is used in the Expense Examples because of the $10,000 investment amount. Your expenses may be lower if you are subject to a lower Premium Based Charge and Withdrawal Charge Schedule.
3.	If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The first Maximum Expense Example assumes that the Income Base which is used to calculate the SunAmerica Income Plus fee equals contract value, that no withdrawals are taken during the stated period, there are two Covered Persons and that the annual maximum fee rate of 2.70% has been reached after the first year. The second Maximum Expense Example assumes that the Income Base which is used to calculate the Polaris Income Builder Daily Flex fee, equals contract value, that no withdrawals are taken during the stated period, there are two Covered Persons and that the annual maximum fee rate of 2.50% has been reached after the first year.
4.	If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. Please see ANNUITY INCOME OPTIONS below.
*	The maximum expense for an Underlying Fund available for investment with the SunAmerica Income Plus Living Benefit feature. The 1 year Maximum Expense Example reflects the SunAmerica Series Trust 0.12% fee waiver.
**	The 1 year Minimum Expense Example reflects the Goldman Sachs Variable Insurance Trust 0.03% waiver.
***	The 1 year Maximum Expense Example reflects the Anchor Series Trust 0.51% waiver.

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.
CONDENSED FINANCIAL INFORMATION APPEARS IN THE APPENDIX A – CONDENSED FINANCIAL INFORMATION OF THIS PROSPECTUS.
15

The Polaris Platinum O-Series
Variable Annuity

You should fully discuss all of the benefits and risks of this variable annuity with your financial representative prior to purchase.
This variable annuity was developed to help you plan for your retirement. It has two phases:
Accumulation Phase: In the Accumulation Phase, the variable annuity can help you build assets on a tax-deferred basis.
Income Phase: In the Income Phase, the variable annuity can provide you with guaranteed income through annuity income payments.
This variable annuity provides insurance features and benefits, which may be valuable to you:
Optional Living Benefit: For a fee, you may elect an optional Living Benefit that is designed to help you create a guaranteed income stream that may last as long as you live.
Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.
Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select. Alternatively, you may elect an optional Living Benefit that is designed to help you create a guaranteed income stream that may last as long as you live.
Tax Deferral*: You do not pay taxes on your earnings from the contract until you withdraw them.
*	If you are considering funding a tax-qualified retirement plan (e.g., IRAs, 401(k) or 403(b) plans) with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other insurance features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.
The contract is called a “variable” annuity because it allows you to invest in Variable Portfolios. The amount of money you can accumulate in your contract depends on the investment option you choose:
Variable Portfolios: You may invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in Variable Portfolios.
Fixed Accounts: Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company.
For more information on available Variable Portfolio and Fixed Account investment options under this contract, please see INVESTMENT OPTIONS.

Purchasing a Polaris Platinum O-Series
Variable Annuity

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract.
Maximum Issue Age
We will not issue a contract to anyone age 86 or older on the contract issue date. The age requirements may vary depending on your election of an optional death benefit or other available optional feature:
Without Optional Benefits	With Optional Living Benefit	With Optional Maximum Anniversary Death Benefit
85	80*	80
*	If a second Covered Person is added or if one of the original Covered Persons is changed to a different Covered Person, the second Covered Person must meet the above age requirements at the time of addition. Please see OPTIONAL LIVING BENEFIT.
Note: In general, we will not issue a Qualified contract to anyone who is age 72 or older, unless it is shown that the minimum distribution required by the IRS is being made. Please see TAXES.
Joint Ownership
A Non-Qualified contract may be jointly owned by a spouse or non-spouse. Joint owners possess an equal and undivided interest in the contract. The age of the older Owner is used to determine the availability of most age driven benefits.
The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.
We will not issue a Qualified contract with joint owners, in accordance with tax law.
Spouse
Your spouse (as determined for federal tax law purposes) may jointly own the contract. In certain states, domestic or civil union partners (“Domestic Partners”) qualify for treatment as, or are equal to spouses under state law.
Non-Spouse
In certain states, we may issue the contract to non-spousal joint owners. Non-spousal joint Owners and Domestic Partners should consult with their tax adviser and/or financial representative as, they may not be able to fully benefit from certain benefits and features of the contract such as the optional Living Benefit, if applicable, and spousal continuation of the death benefit.
Please see the Appendix B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for a list of states that require that benefits and features be made to domestic or civil union partners.
16

Non-Natural Ownership
A trust, corporation or other non-natural entity may only own this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected.
At its sole discretion, the Company reserves the right to decline to issue this contract to certain entities. We apply various considerations including but not limited to:
•	Estate planning,
•	Tax consequences, and
•	The propriety of this contract as an investment consistent with a non-natural Owner’s organizational documentation.
For more information on non-natural ownership, please see TAXES. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.
Assignment of the Contract/Change of Ownership
You may assign this contract before beginning the Income Phase. We will not be bound by any assignment until we receive and process your written request at our Annuity Service Center and you have received confirmation.
•	Your rights and those of any other person with rights under this contract will be subject to the assignment.
•	We are not responsible for the validity, tax or other legal consequences of any assignment.
•	An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.
We reserve the right not to recognize any assignment, as determined in our sole discretion, if it changes the risk profile of the contract owner, if no Insurable Interest exists, or if not permitted by the Internal Revenue Code.
Please see the Statement of Additional Information for details on the tax consequences of an assignment. You should consult a qualified tax adviser before assigning the contract.
Termination of the Contract for Misstatement and/or Fraud
The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.
If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including revocation of any age-driven benefits and/or termination of the contract. Please see Appendix B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for specific information.
Allocation of Purchase Payments
In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center.
An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.
Minimum Initial and Subsequent Purchase Payments
	Minimum Initial Purchase Payment	Minimum Subsequent Purchase Payment	Minimum Automatic Subsequent Purchase Payment
Qualified(1)	$10,000	$500	$100
Non-Qualified(1)	$10,000	$500	$100
(1)	These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. For further explanation, please see TAXES.
Purchase Payment Restrictions
We will not allow anyone age 86 or older to add additional Purchase Payments after the contract issue date. The attained age restrictions to add additional Purchase Payments may vary depending on your election of an optional Living Benefit or optional death benefit as follows:
Without Optional Benefits	With Optional Living Benefit	With Optional Maximum Anniversary Death Benefit
86	81	81
We reserve the right to refuse any Purchase Payment(s), limit the amount of subsequent Purchase Payment(s) with advance notice and restrict allowance of Purchase Payment(s) based on age as shown above and election of optional benefit(s).
We reserve the right to require Company approval prior to accepting Purchase Payments greater than the Purchase Payments Limit as defined in the Glossary.
•	For contracts owned by a non-natural Owner, we reserve the right to require prior Company approval to accept any Purchase Payment.
•	Purchase Payments that would cause total Purchase Payments in all contracts issued by AGL and/or US Life to the same Owner and/or Annuitant to exceed the Purchase Payments Limit may also be subject to Company pre-approval.
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Submission of Purchase Payments
Purchase Payments will be priced when received at the Annuity Service Center. Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Annuity Service Center.
Regular Mail:
Purchase Payments submitted by check must be sent to the Annuity Service Center at the following address:
American General Life Insurance Company
Annuity Service Center
P.O. Box 100330
Pasadena, CA 91189-0330
US Life (New York contracts only)
Annuity Service Center
P.O. Box 100357
Pasadena, CA 91189-0357
Express Delivery:
Overnight deliveries of Purchase Payments can only be accepted at the following address:
American General Life Insurance Company
Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750
US Life (New York contracts only)
Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750
Electronic Transmission:
We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms.
Agent of Company:
We may have an agreement in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. If a broker-dealer is deemed to be our agent, Purchase Payments will be priced as of the time they are received by the broker-dealer.
You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that does not have such an agreement, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.
Automatic Payment Plan:
Once you have contributed at least the minimum initial Purchase Payment, you can establish an Automatic Payment Plan that allows you to make subsequent Purchase Payments. We reserve the right to modify, suspend or terminate the Automatic Payment Plan at any time should subsequent Purchase Payments no longer be accepted and will notify you prior to exercising that right.
Purchase Payment Pricing Date
We allocate your Purchase Payment as of the date such Purchase Payment is priced.
•	An initial Purchase Payment is received by us in Good Order before Market Close, the Purchase Payment will be priced within two NYSE business days after it is received.
If the Purchase Payment is received in Good Order after Market Close, the Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payment as of the date such Purchase Payment is priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not receive the necessary information within five NYSE business days, we will obtain your permission to keep your money until we get the information necessary to issue the contract, or we will send your money back to whomever we received the funds from.
Allocation Instructions
Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. Please see INVESTMENT OPTIONS.
Accumulation Units
We credit your contract with Accumulation Units when you allocate a Purchase Payment to the Variable Portfolios. We determine the value of each Accumulation Unit at the close of every NYSE business day. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios and the fees and expenses under your contract.
The number of Accumulation Units you are credited is calculated the day we process your Purchase Payment. Please see ALLOCATION OF PURCHASE PAYMENTS.
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The Accumulation Unit value is determined by multiplying the Accumulation Unit value for the preceding NYSE business day by a factor for the current NYSE business day.
The factor is determined by:
1.	dividing the net asset value per share of the Underlying Fund at the end of the current NYSE business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous NYSE business day; and
2.	multiplying it by one minus all applicable daily asset based charges.
We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.
Example:
We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.
Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.
Free Look
You may cancel your contract within ten days after receiving it. We call this a “free look.” Your state may require a longer free look period. Please check your contract or with your financial representative.
To cancel, mail the contract along with your written free look request to:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570.
If you decide to cancel your contract during the free look period we will refund the following:
•	The value of your contract on the day we receive your request in Good Order if received before Market Close.
•	The value of your contract on the next NYSE business day, if the free look request is received after Market Close.
IRA and State Free Look Restrictions
Certain states require us to return your Purchase Payments upon a free look request. Contracts issued as an IRA require the full return of Purchase Payments upon a free look.
If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of:
(1)	Purchase Payments; or
(2)	the value of your contract on the day we receive your request in Good Order.
With respect to these contracts, we reserve the right to invest your money in a money market portfolio during the free look period. We will allocate your money according to your instructions at the end of the applicable free look period.
Please see your contract and Appendix B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for information about the free look period in your state.
Exchange Offers
From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.
Important Information for Military Servicemembers
If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing.
•	Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers’ Group Life Insurance program (also referred to as “SGLI”).
More details may be obtained on-line at the following website: www.insurance.va.gov.
•	This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract.
•	No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.
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Investment Options

You may allocate purchase payments using one or a combination of the investment options and fixed accounts, as may be available under your contract:
•	Variable Portfolios
•	Fixed Accounts
•	Dollar Cost Averaging Fixed Account
•	Secure Value Account (optional Living Benefit only)
If you elect the optional Living Benefit, not all investment options may be available and you must allocate your purchase payments in accordance with the applicable investment requirements. Please see Investment and Rebalancing Requirements in the OPTIONAL LIVING BENEFIT section. If you purchased your contract prior to April 30, 2020 and elected a Living Benefit, please see Appendix F for applicable investment requirements regarding your investment options.
Variable Portfolios
The Variable Portfolios available under the contract invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future.
Like mutual funds, variable portfolios have different investment objectives and performance. These Variable Portfolios fall within one of the following asset classes:
Asset Allocation	Cash
Bond	Stock
From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio’s prior name.
Certain Underlying Funds offered under this Contract have similar investment objectives to other Underlying Funds managed by the same advisor or subadvisor. The investment results of the Underlying Funds, however, may be higher or lower than such other Underlying Funds. We do not guarantee or make any representation that the investment results of any of the Underlying Funds will be comparable to the investment results of any other Underlying Fund managed by the same investment advisor or subadvisor.
You can gain or lose money if you invest in these Variable Portfolios. You are responsible for allocating Purchase Payments to the Variable Portfolios as appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolio you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund’s prospectus, statement of additional information and annual and semi-annual reports.
We do not provide investment advice, nor do we recommend or endorse any particular Underlying Fund.
Please consult your financial representative regarding which of these Variable Portfolios are appropriate for your risk tolerance.
You should read the prospectuses for the Trusts carefully for detailed information about the Underlying Funds, including each Underlying Fund’s investment objective and risk factors.
Selection of Underlying Funds
The Underlying Funds offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment advisor’s or subadvisor’s reputation and tenure, brand recognition, the alignment of the investment objectives of an Underlying Fund with our hedging strategy, performance and the capability and qualification of each investment firm.
Another factor we may consider is whether the Underlying Fund or its service providers (i.e. the investment advisor and/or subadvisor(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund’s service providers have affiliates that can provide marketing and distribution support for sales of the contract. Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
We review the Underlying Funds periodically and may make changes if we determine that an Underlying Fund no longer satisfies one or more of the selection criteria and/or if the Underlying Fund has not attracted significant allocations from contract Owners.
Fund-of-Funds
Certain Underlying Funds invest substantially all their assets in other Underlying Funds. These arrangements are referred to as Fund-of-Funds, as described below. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds. As a result, you will pay higher fees and
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expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure. This will reduce your investment return.
Volatility Control Funds
Certain Underlying Funds advised by our affiliate employ risk management strategies that are intended to control the Underlying Funds’ overall volatility and to reduce the downside exposure of the Underlying Funds during significant market downturns. Conversely, these Variable Portfolios could limit the upside participation of these Underlying Funds in rising equity markets relative to other Underlying Funds.
These risk management techniques help us to manage our financial risks associated with guarantees, like the living and death benefits because this managed volatility strategy reduces the incidence of extreme outcomes including the probability of large gains or losses.
Trusts
We offer Underlying Funds of affiliated and unaffiliated Trusts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company as well as by other insurance companies.
Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.
Unaffiliated Trusts
We offer Underlying Funds of the following unaffiliated Trusts:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) — Series II Shares
Invesco Advisers, Inc. is the investment advisor to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (“AVIF”).
American Funds Insurance Series® — Class 4 Shares
Capital Research and Management Company is the investment advisor to American Funds Insurance Series® (“AFIS”).
For contracts issued prior to June 29, 2015, Class 2 Shares of AFIS are available. For contracts issued on or after June 29, 2015, Class 4 Shares, which have higher total annual fund operating expenses, are available instead.
Franklin Templeton Variable Insurance Products Trust — Class 2 Shares
Franklin Advisers, Inc., Franklin Mutual Advisers, LLC and Franklin Advisory Services, LLC are the investment advisors to Franklin Templeton Variable Insurance Products Trust (“FTVIPT”).
Franklin Allocation VIP Fund is structured as a Fund-of-Funds. The administrator for the Franklin Allocation VIP Fund is Franklin Templeton Services, LLC. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the Underlying Funds and the Franklin Allocation VIP Fund’s investment in the Underlying Funds. Each Underlying Fund of the Franklin Allocation VIP Fund has its own investment advisor.
Goldman Sachs Variable Insurance Trust — Class Service Shares
Goldman Sachs Asset Management, L.P. is the investment advisor to Goldman Sachs Variable Insurance Trust (“GST”).
Lord Abbett Series Fund, Inc. — Class VC Shares
Lord, Abbett & Co. LLC is the investment advisor to Lord Abbett Series Fund, Inc. (“LASF”).
Affiliated Trusts
We offer Underlying Funds of the following affiliated Trusts:
SAAMCO MANAGED TRUSTS
We offer Underlying Funds of the Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust (the “SAAMCo Managed Trusts”) at least in part because they are managed by SunAmerica Asset Management, LLC (“SAAMCo”), an affiliate of the Company. SAAMCo engages subadvisors to provide investment advice for certain Underlying Funds. The Company and/or its affiliates may be subject to certain conflicts of interest as the Company may derive greater revenues from Variable Portfolios offered by a Trust managed by an affiliate than certain other available Variable Portfolios.
Anchor Series Trust — Class 3 Shares
SAAMCo is the investment advisor and various managers are the subadvisor to Anchor Series Trust (“AST”).
Seasons Series Trust — Class 3 Shares
SAAMCo is the investment advisor and various managers are subadvisors to Seasons Series Trust (“SST”).
SunAmerica Series Trust — Class 3 Shares
SAAMCo is the investment advisor and various managers are the subadvisors to SunAmerica Series Trust (“SAST”).
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The following Volatility Control Funds are available for investment on contracts issued prior to September 10, 2018 only:
SA VCP Dynamic Allocation Portfolio
SAST also offers the SA VCP Dynamic Allocation Portfolio (the “Dynamic Allocation Portfolio”). SAAMCo is the investment adviser of the Dynamic Allocation Portfolio. AllianceBernstein L.P. is the subadviser (the “Subadviser”) of a component of the Dynamic Allocation Portfolio. The Dynamic Allocation Portfolio invests part of its assets as a Fund-of-Funds that in turn invests in Underlying Funds of the SAAMCo Managed Trusts.
The Dynamic Allocation Portfolio has a managed volatility strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees like the living and death benefits. This risk management strategy could limit the upside participation in strong, increasing markets as compared to a portfolio without such a strategy. Please see the SunAmerica Series Trust prospectus and Statement of Additional Information for details.
SA T. Rowe Price VCP Balanced Portfolio
SA Invesco VCP Equity-Income Portfolio
The Variable Portfolios listed above each utilize a managed volatility strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees provided by the Living Benefit under the contract. In addition, these Variable Portfolios may enable the Company to more efficiently manage its financial risks associated with guarantees, like the living and death benefits because this managed volatility strategy reduces the incidence of extreme outcomes including the probability of large gains or losses. As a result, this risk management strategy could limit the upside participation in strong, increasing markets as compared to a portfolio without such a strategy. Please see the applicable prospectuses and Statements of Additional Information of the SunAmerica Series Trust for details.
Please see next page for available Variable Portfolios which are grouped by asset class and listed alphabetically.
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ASSET ALLOCATION
Underlying Funds	Managed by:	Trust
American Funds Asset Allocation	Capital Research and Management Company	AFIS
American Funds Capital Income Builder	Capital Research and Management Company	AFIS
Franklin Allocation VIP Fund[1]	Franklin Templeton Services, LLC	FTVIPT
Franklin Income VIP Fund	Franklin Advisers, Inc.	FTVIPT
Invesco V.I. Equity and Income Fund	Invesco Advisers, Inc.	AVIF
SA Allocation Balanced	SunAmerica Asset Management, LLC	SST
SA Allocation Growth	SunAmerica Asset Management, LLC	SST
SA Allocation Moderate	SunAmerica Asset Management, LLC	SST
SA Allocation Moderate Growth	SunAmerica Asset Management, LLC	SST
SA Global Index Allocation 60/40 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA Global Index Allocation 75/25 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA Global Index Allocation 90/10 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA Goldman Sachs Multi-Asset Insights Portfolio	Goldman Sachs Asset Management, L.P.	SAST
SA JPMorgan Diversified Balanced Portfolio	J.P. Morgan Investment Management Inc.	SAST
SA Index Allocation 60/40 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA Index Allocation 80/20 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA Index Allocation 90/10 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA Legg Mason Tactical Opportunities Portfolio	QS Investors, LLC	SAST
SA MFS Total Return Portfolio[2]	Massachusetts Financial Services Company	SAST
SA PGI Asset Allocation Portfolio	Principal Global Investors, LLC	AST
SA Putnam Asset Allocation Diversified Growth Portfolio	Putnam Investment Management, LLC	SST
SA T. Rowe Price Asset Allocation Growth Portfolio	T. Rowe Price Associates, Inc.	SAST
SA Wellington Strategic Multi-Asset Portfolio	Wellington Management Company LLP	AST
[1]	This Underlying Fund is a Fund-of-Funds.
[2]	SA MFS Total Return is an equity fund seeking reasonable current income, long term capital growth and conservation of capital.
BOND
Underlying Funds	Managed by:	Trust
American Funds Bond	Capital Research and Management Company	AFIS
American Funds Capital World Bond	Capital Research and Management Company	AFIS
Franklin Strategic Income VIP Fund	Franklin Advisers, Inc.	FTVIPT
Lord Abbett Bond Debenture Portfolio	Lord Abbett & Co. LLC	LASF
Lord Abbett Total Return Portfolio	Lord Abbett & Co. LLC	LASF
SA DFA Ultra Short Bond Portfolio	Dimensional Fund Advisors LP	SAST
SA Federated Hermes Corporate Bond Portfolio	Federated Investment Management Company	SAST
SA Fixed Income Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Fixed Income Intermediate Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Goldman Sachs Global Bond Portfolio	Goldman Sachs Asset Management International	SAST
SA JPMorgan MFS Core Bond Portfolio	J.P. Morgan Investment Management Inc. and Massachusetts Financial Services Company	SAST
SA PineBridge High-Yield Bond Portfolio	PineBridge Investments LLC	SAST
SA Wellington Government and Quality Bond Portfolio	Wellington Management Company LLP	AST
SA Wellington Real Return Portfolio	Wellington Management Company LLP	SST
Templeton Global Bond VIP Fund	Franklin Advisers, Inc.	FTVIPT
CASH
Underlying Funds	Managed by:	Trust
Goldman Sachs VIT Government Money Market Fund	Goldman Sachs Asset Management, L.P.	GST
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STOCK
Underlying Funds	Managed by:	Trust
American Funds Global Growth	Capital Research and Management Company	AFIS
American Funds Global Small Capitalization	Capital Research and Management Company	AFIS
American Funds Growth-Income	Capital Research and Management Company	AFIS
American Funds Growth	Capital Research and Management Company	AFIS
American Funds International	Capital Research and Management Company	AFIS
Franklin Mutual Global Discovery VIP Fund	Franklin Advisers, Inc.	FTVIPT
Franklin Rising Dividends VIP Fund	Franklin Advisers, Inc.	FTVIPT
Invesco V.I. American Franchise Fund[3]	Invesco Advisers, Inc.	AVIF
Invesco V.I. American Value Fund	Invesco Advisers, Inc.	AVIF
Invesco V.I. Comstock Fund[3]	Invesco Advisers, Inc.	AVIF
Invesco V.I. Growth and Income Fund	Invesco Advisers, Inc.	AVIF
Lord Abbett Developing Growth Portfolio	Lord, Abbett & Co. LLC	LASF
Lord Abbett Growth and Income Portfolio	Lord Abbett & Co. LLC	LASF
Lord Abbett Mid Cap Stock Portfolio	Lord Abbett & Co. LLC	LASF
SA AB Growth Portfolio	AllianceBernstein L.P.	SAST
SA AB Small & Mid Cap Value Portfolio	AllianceBernstein L.P.	SAST
SA Columbia Technology Portfolio	Columbia Management Investment Advisers, LLC	SAST
SA Dogs of Wall Street Portfolio[3]	SunAmerica Asset Management, LLC	SAST
SA Emerging Markets Equity Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Fidelity Institutional AM® International Growth Portfolio	FIAM LLC	SAST
SA Fidelity Institutional AM® Real Estate Portfolio	FIAM LLC	SAST
SA Franklin Small Company Value Portfolio	Franklin Mutual Advisers, LLC	SAST
SA International Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Invesco Growth Opportunities Portfolio	Invesco Advisers, Inc.	SAST
SA Janus Focused Growth Portfolio	Janus Capital Management, LLC	SAST
SA JPMorgan Emerging Markets Portfolio	J.P. Morgan Investment Management Inc.	SAST
SA JPMorgan Equity-Income Portfolio	J.P. Morgan Investment Management Inc.	SAST
SA JPMorgan Global Equities Portfolio	J.P. Morgan Investment Management Inc.	SAST
SA JPMorgan Mid-Cap Growth Portfolio	J.P. Morgan Investment Management Inc.	SAST
SA Large Cap Growth Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Large Cap Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Large Cap Value Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Legg Mason BW Large Cap Value Portfolio	Brandywine Global Investment Management, LLC	SAST
SA Mid Cap Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA MFS Blue Chip Growth Portfolio	Massachusetts Financial Services Company	SAST
SA MFS Massachusetts Investors Trust Portfolio[3]	Massachusetts Financial Services Company	SAST
SA Morgan Stanley International Equities Portfolio	Morgan Stanley Investment Management Inc.	SAST
SA Oppenheimer Main Street Large Cap Portfolio	Invesco Advisers, Inc.	SAST
SA Putnam International Growth and Income Portfolio	Putnam Investment Management, LLC	SAST
SA Small Cap Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Templeton Foreign Value Portfolio	Templeton Investment Counsel, LLC	SAST
SA Wellington Capital Appreciation Portfolio	Wellington Management Company LLP	AST
SA WellsCap Aggressive Growth Portfolio	Wells Capital Management Incorporated	SAST
[3]	Invesco V.I. American Franchise Fund is an equity fund seeking capital growth. Invesco V.I. Comstock Fund is an equity fund seeking capital growth and income. SA Dogs of Wall Street is an equity fund seeking total return including capital appreciation and current income. SA MFS Massachusetts Investors Trust is an equity fund seeking reasonable current income and long-term growth of capital and income.
VOLATILITY CONTROL FUNDS (available on contracts issued prior to September 10, 2018 only)
Underlying Funds	Managed by:	Trust
SA Invesco VCP Equity-Income Portfolio	Invesco Advisers, Inc.	SAST
SA T. Rowe Price VCP Balanced Portfolio	T. Rowe Price Associates, Inc.	SAST
SA VCP Dynamic Allocation Portfolio[4]	SunAmerica Asset Management, LLC and AllianceBernstein L.P.	SAST
[4]	A portion of this Underlying Fund is a Fund-of-Funds.
You should read the prospectuses for the Trusts carefully. These prospectuses contain detailed information about the Underlying Funds, including each Underlying Fund’s investment objective and risk factors. You may obtain a copy of these prospectuses for the Trusts by calling our Annuity Service Center at (800) 445-7862 or by visiting our website at aig.onlineprospectus.net/AIG/ProductDocuments. You may also obtain information about the Underlying Funds (including a copy of the Statement of Additional Information) by accessing the U.S. Securities and Exchange Commission’s website at www.sec.gov.
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Effective February 6, 2017, the Polaris Portfolio Allocator Program is no longer offered. If you are currently invested in a Polaris Portfolio Allocator Model, please see Appendix G – POLARIS PORTFOLIO ALLOCATOR PROGRAM FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017 for more information.
Substitution, Addition or Deletion of Variable Portfolios
We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract Owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.
Fixed Accounts
Your contract may offer a Fixed Account for a guaranteed period. Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed accounts other than Dollar Cost Averaging fixed account options (as described below), we will declare annual fixed account crediting rates each contract year, and this rate will never be lower than the minimum guarantee rate as referenced in your contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the contract withdrawal charge period and the number of years since your annuity contract was issued. You may obtain current interest rates by calling the Annuity Service Center or by speaking with your financial representative.
Please check with your financial representative regarding the availability of a Fixed Account. Allocations to the Fixed Account are obligations of the General Account. In reliance on certain exemptions and exclusions, interests in the General Account are not registered as securities under the Securities Act of 1933 and not registered as an investment company under the Investment Company Act of 1940. However, the disclosures in the prospectus about the Fixed Accounts are subject to certain provisions of the federal securities laws regarding the accuracy and completeness of disclosures. Please see GENERAL ACCOUNT below.
Minimum Guaranteed Interest Rate
We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise.
Interest Rate Categories
There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:
•	Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.
•	Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.
•	Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.
Transfers/Withdrawals from Fixed Accounts
There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. We do not contact you. If you do not contact us, your money will remain in the same Fixed Account where it will earn interest at the renewal rate then in effect for that Fixed Account.
We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.
If available through our Dollar Cost Averaging Program, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on a monthly basis. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center.
Check with your financial representative about the current availability of this service.
Fixed Account Restrictions
At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.
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Secure Value Account
If you elect a Living Benefit, a certain percentage of your investment is automatically allocated to the Secure Value Account. The Secure Value Account is only available with the election of a Living Benefit and you may not reallocate your money from the Secure Value Account to another Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends. Please see “Are there investment requirements if I elect a Living Benefit?” under OPTIONAL LIVING BENEFIT. Allocations to the Secure Value Account are obligations of the General Account. Please see GENERAL ACCOUNT below.
Dollar Cost Averaging Fixed Accounts
Purchase Payments
You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging (“DCA”) Fixed Accounts, if available. The minimum Purchase Payment amounts are as follows:
DCA Fixed Account	Minimum Purchase Payment
6-Month	$600
12-Month	$1,200
2-Year*	$2,400
*	2-Year DCA Fixed Account not available for contracts issued on or after October 1, 2013.
•	The DCA Fixed Accounts only accept initial and subsequent Purchase Payments because they are offered as “source” accounts exclusively to facilitate the DCA Program for a specified time period.
•	You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account. Please see DOLLAR COST AVERAGING PROGRAM below for more information.
•	Unless otherwise directed by you, any Purchase Payment less than the above minimum amounts will automatically be allocated to available investment options according to your current allocation instructions on file.
If your contract was issued on or after October 1, 2013, the 2-Year DCA Fixed Account is not available for investment. For contracts issued prior to October 1, 2013, without election of a Living Benefit, the 2-Year DCA Fixed Account will remain available for subsequent Purchase Payments on contracts issued initially with the 2-Year DCA Fixed Account. The minimum subsequent Purchase Payment that you must invest for the 2-Year DCA Fixed Account is $2,400.
DCA Interest Rate Crediting
DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA Program. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.
Dollar Cost Averaging Program
Under the DCA Program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account (“source account”) to any available investment options (“target account”).
The DCA Program allows you to invest gradually in available investment options at no additional cost. The DCA Program is designed to lessen the impact of market fluctuations on your investment. However, the DCA Program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA Program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.
Example of DCA Program
Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA Program and purchase Accumulation Units at the following values:
Month	Accumulation Unit Value	Units Purchased
1	$7.50	100
2	$5.00	150
3	$10.00	75
4	$7.50	100
5	$5.00	150
6	$7.50	100
You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.
DCA Program Guidelines
•	Fixed Accounts are not available as target accounts for the DCA Program.
•	Transfers occur on a monthly periodic schedule.
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•	The minimum transfer amount under the DCA Program is $100 per transaction, regardless of the source account.
•	Transfers resulting from your participation in the DCA Program are not counted towards the number of free transfers per contract year.
Allocation of Subsequent Purchase Payments to DCA Program
If you have not elected an optional Living Benefit and you choose to allocate subsequent Purchase Payments to an active DCA Program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring subsequent Purchase Payments into your target account allocations on the same day of the month as the initial active DCA Program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s). Please see DOLLAR COST AVERAGING FIXED ACCOUNTS above for more information.
Termination of DCA Program
You may terminate the DCA Program at any time. If you terminate the DCA Program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.
Upon notification of your death, we will terminate the DCA Program unless your Beneficiary instructs us otherwise and we will transfer the remaining money according to the current allocation instructions on file.
Automatic Asset Rebalancing Program
Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Automatic Asset Rebalancing typically involves shifting portions of your money into and out of investment options so that the resulting allocations are consistent with your current investment instructions.
Under the Automatic Asset Rebalancing Program:
•	You may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if available, periodically rebalanced to return your allocations to preselected percentages for no additional charge.
•	At your request, rebalancing occurs on a quarterly, semiannual or annual basis.
•	Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.
Changes to Rebalancing Instructions
If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if available, resulting from your transfer which will replace any previous rebalancing instructions you may have provided (“Default Rebalancing Instructions”). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.
Upon notification of your death, we will terminate the Automatic Asset Rebalancing Program unless your Beneficiary instructs us otherwise.
Mandatory Rebalancing with Election of a Living Benefit
If you elect an optional Living Benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file and we will notify you of such reversion. In addition, any amount of your investment allocated to the Secure Value Account cannot be rebalanced. Please see OPTIONAL LIVING BENEFIT below.
Automatic asset rebalancing will continue if it is a requirement of an optional Living Benefit that remains in effect pursuant to your Spousal Beneficiary’s election of Spousal Continuation.
We reserve the right to modify, suspend or terminate the Automatic Asset Rebalancing Program at any time and we will notify you 30 days prior to exercising that right. In the event of modification, we will administer the program according to the parameters of the modification. In the event of suspension or termination of the program, we will no longer administer the program and your investments will no longer be rebalanced.
Transfers During the Accumulation Phase
Subject to the Company’s rules, restrictions and policies (including short term trading policies) described below, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts.
•	Funds already in your contract cannot be transferred into the DCA Fixed Accounts, if available.
•	You must transfer at least $100 per transfer.
•	If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.
Submitting Transfer Instructions
Your transfer instructions must be received via one of the methods and locations referenced below; otherwise they will not be considered received by us. Please see SHORT-TERM TRADING POLICIES below for more information.
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Telephone:
(800) 445-7862
Internet:
www.aig.com/annuities
United States Postal Service (first-class mail):
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570
Facsimile:
(818) 615-1543
Telephone/Internet Authorization
We may accept transfers by telephone or the internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.
If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center at the above address.
Transfer Fees
There is no charge for your first 15 transfers in any contract year. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not counted towards the number of free transfers per contract year.
Please see Appendix B - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state-specific fees.
Accepting Transfer Requests
We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer’s, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center at the address above.
We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time and we will notify you prior to exercising the right of suspension.
Pricing Transfer Requests
Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next NYSE business day.
Short-Term Trading Policies
This variable annuity contract is not designed to support frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product (“Short-Term Trading”) and we discourage Short-Term Trading as more fully described below.
Risks of Short-Term Trading
Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as “arbitrage”; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.
We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.
Standard U.S. Mail Policy
Under the Standard U.S. Mail Policy, all transfers must be submitted by U.S. Mail for 12-months. The 15th transfer in a 12-month look-back period (“12-Month Rolling Period”) triggers the Standard U.S. Mail Policy.
Transfer Requests under the U.S. Mail Policy
•	While the U.S. Mail Policy is in effect, we will not accept transfer requests sent by any other method except U.S. Mail.
•	Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.
•	All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers.
•	Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.
•	We apply the Standard U.S. Mail Policy uniformly and consistently to all contract Owners except for omnibus group contracts. See Omnibus Group Contracts below for more information.
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Example
For example, if you made a transfer on August 19, 2020 and within the previous twelve months (from August 20, 2019 forward) you made 15 transfers including the August 19th transfer, then all transfers made for twelve months after August 19, 2020 must be submitted by U.S. Mail (from August 20, 2020 through August 20, 2021).
Accelerated U.S. Mail Policy
We may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers.
Additional Short-Term Trading Restrictions
To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to:
1.	impose further limits on the size, manner, number and/or frequency of transfers you can make;
2.	impose minimum holding periods;
3.	reject any Purchase Payment or transfer request;
4.	terminate your transfer privileges; and/or
5.	request that you surrender your contract.
We will notify you in writing if your transfer privileges are modified, suspended or terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.
Enforcement Determination Factors
Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:
•	the number of transfers made in a defined period;
•	the dollar amount of the transfer;
•	the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;
•	the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;
•	whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;
•	the history of transfer activity in the contract or in other contracts we may offer; and/or
•	other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.
Applicability to Third Party Trading Services
The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract Owners utilizing third party trading services/strategies performing asset allocation services for a number of contract Owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.
Deterrence Limitations
Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract Owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above.
Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict.
You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract Owners whereby we permit or intentionally disregard Short-Term Trading.
Omnibus Group Contracts
Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.
We reserve the right to modify the policies and procedures described in the TRANSFERS DURING THE ACCUMULATION PHASE section at any time. To
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the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.
Underlying Funds’ Short-Term Trading Policies
Please note that the Underlying Funds have their own policies and procedures (outlined in their respective prospectus) with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours.
•	We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Underlying Fund’s Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee.
•	We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason.
We are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.
Processing Omnibus Orders
Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund’s policies and procedures fail to successfully detect and discourage Short-Term Trading, there may be a negative impact to the Owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from Owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.
Required Information Sharing
Under rules adopted by the SEC, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity.
Transfers During the Income Phase
During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.
You may not use the DCA Program or the Automatic Asset Rebalancing Program during the Income Phase.
Voting Rights
The Company is the legal owner of the Trusts’ shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. As a result of this proportionate voting, the vote of a small number of contract Owners can determine the outcome of a vote. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

Access to your Money

You can access money in your contract in one of the following ways:
•	Partial Withdrawal,
•	Systematic Withdrawal,
•	Total Withdrawal (also known as surrender), or
•	Annuity Income Payment (during Income Phase).
Withdrawals made prior to age 59½ may result in a 10% IRS penalty tax. Due to the passage of the Coronavirus Aid, Relief, and Economic Security (CARES) Act, the 10% IRS penalty tax for withdrawals made prior to age 59½ will be waived for qualifying coronavirus related distributions taken from a Qualified plan or IRA from January 1, 2020 through December 31, 2020. Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. Please see TAXES.
Minimum Withdrawal Amount and Minimum Contract Value
	Minimum Withdrawal Amount	Minimum Contract Value(1)
Partial Withdrawal	$1,000	$2,500(2)
Systematic Withdrawal	$100	$2,500(2)
(1)	The value left in any Variable Portfolio or available Fixed Account must be at least $100 after a withdrawal.
(2)	The total contract value must be at least $2,500 after a withdrawal.
Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with 60 days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract’s remaining value to you.
If you elected the optional Living Benefit, withdrawals taken under the parameters of the feature that reduce contract value below the minimum contract value will not terminate your contract. Please see OPTIONAL LIVING BENEFIT below.
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Penalty-Free Withdrawal Amount
Your contract provides for a penalty-free withdrawal amount each contract year during the applicable withdrawal period. The penalty-free withdrawal amount is the portion of your contract that we allow you to take out without being charged a withdrawal charge. The penalty-free withdrawal amount does not reduce the basis used to calculate future annual penalty-free withdrawals and withdrawal charges.
Your maximum annual penalty-free withdrawal amount equals 10% of remaining Purchase Payments not yet withdrawn each contract year, and still subject to withdrawal charges.
If you elect an optional Living Benefit, please see Penalty-Free Withdrawal Amount and the Living Benefit on or after the Activation Date below.
Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn penalty-free.
If, in any contract year, you choose to take less than the full penalty-free withdrawal amount, then you may not carry over the unused amount as an additional penalty-free withdrawal in subsequent years.
Penalty-Free Withdrawal Amount and the Living Benefit on or after the Activation Date
If you elect the Polaris Income Builder Daily Flex Living Benefit, your Lifetime Income is free of withdrawal charges. However, if you take a withdrawal after the Activation Date which is greater than your Lifetime Income, that amount is treated as an Excess Withdrawal. Such withdrawal may be subject to withdrawal charges and affects the calculation of your Income Base, and future Lifetime Income. The Income Base is the basis for calculating your Lifetime Income. Please see Glossary of Living Benefit Terms under OPTIONAL LIVING BENEFIT below.
For example, if you elected a Living Benefit and your Maximum Annual Withdrawal Amount (MAWA) on or after the Activation Date is $6,000 (assuming Maximum Annual Withdrawal Percentage of 6%, $100,000 Income Base and $100,000 Contract Value), your penalty-free withdrawal amount would be $10,000. That means that the $6,000 MAWA for that contract year would not be assessed a withdrawal charge because it is within the penalty-free withdrawal amount and was taken on or after the Activation Date. You may also take up to an additional $4,000 that contract year on or after the Activation Date as a penalty-free withdrawal amount; however, this $4,000 would be considered an Excess Withdrawal under the Living Benefit which reduces the Income Base, and future Maximum Annual Withdrawal Amounts.
Assessment of Withdrawal Charges
We deduct a withdrawal charge applicable to any amount of a partial or total withdrawal in excess of your penalty-free withdrawal amount made before the end of the withdrawal charge period. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more than the annual penalty-free amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.
The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal and the Accumulated Premium Breakpoint achieved based on the sum of all Purchase Payments. Please see WITHDRAWAL CHARGES and EXPENSES.
When you make a partial withdrawal, we deduct it from any remaining annual penalty-free withdrawal amount first, next from remaining Purchase Payments on a first-in, first-out basis, and then from any remaining contract value. This means that you will access your Purchase Payments that are lower or no longer subject to withdrawal charges before those Purchase Payments that are still subject to withdrawal charges or higher withdrawal charges.
Required Minimum Distributions
If you are taking required minimum distributions applicable to this contract only, we waive any withdrawal charges applicable to those withdrawals. Please see TAXES for details regarding required minimum distributions.
Annuity Income Payments
Any time after your second contract anniversary, you may receive annuity income payments for a specified period of time and at a frequency as elected by you. We will waive any applicable withdrawal charges upon processing of your request to annuitize the contract. Please see ANNUITY INCOME OPTIONS.
If you request a total withdrawal (surrender) of your contract, we may also deduct any premium taxes, if applicable. If you fully surrender your contract, withdrawal charges will be assessed against the amount of Purchase Payments subject to withdrawal charges. This means that, if you surrender your contract while withdrawal charges still apply, any prior penalty-free withdrawal amounts taken in the current contract year are not subtracted from the total Purchase Payments still subject to withdrawal charges. Please see EXPENSES.
Calculating Withdrawal Charges
For the purpose of calculating the withdrawal charge if you request a total withdrawal of your contract, any prior penalty-free withdrawal amount, including a required minimum distribution, in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges.
Example:
For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments and no election of optional features, if applicable. In contract year 2, you take out your maximum penalty-free withdrawal of $10,000. After that penalty-free
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withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract and your withdrawal charge based on your Accumulated Premium Breakpoint for the 3rd contract year is 4%. We will apply the following calculation:
A–(B × C)=D, where:
A=	Your contract value at the time of your request for withdrawal ($90,000)
B=	The amount of your Purchase Payments still subject to withdrawal charge ($100,000)
C=	The withdrawal charge percentage applicable to the age of each Purchase Payment (assuming 4% is the applicable percentage) [B × C=$4,000]
D=	Your full contract value ($86,000) available for total withdrawal
Processing Withdrawal Requests
A request to access money from your contract, as outlined above, must be submitted in writing and in Good Order to the Annuity Service Center at the following address. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days. If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.
For withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature.
Annuity Service Center
P.O. Box 15570
Amarillo, TX 79105-5570
Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next NYSE business day. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days.
We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract Owners.
Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.
Partial, Systematic, and Required Minimum Distributions
Partial withdrawals, systematic withdrawals and required minimum distributions will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested, unless you provide different instructions.
If you surrender your contract, we may deduct any premium taxes, if applicable. Please see EXPENSES.
Optional Living Benefit Withdrawals
Partial Withdrawals under an optional Living Benefit must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. You cannot request withdrawals from one or more specific funds in which you are invested.
Total Withdrawals
We calculate withdrawal charges upon total withdrawal of the contract on the day after we receive your request in Good Order. Any prior penalty-free withdrawal amount in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges. We will return your contract value less any applicable fees and charges within 7 calendar days of the request.
Systematic Withdrawal Program
During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal Program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these periodic withdrawals to your bank account is available.
Please contact our Annuity Service Center which can provide the necessary enrollment forms. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the penalty-free withdrawal amount permitted each year.
If you elect the Polaris Income Builder Daily Flex Living Benefit and choose to receive periodic withdrawals under the Systematic Withdrawal Program on or after the Activation Date, you must request withdrawals on the appropriate Living Benefit enrollment form. The Systematic Withdrawal Program may not be established before the Activation Date. If we receive your request on another form, your request will not be processed. The Systematic Withdrawal Program for contracts with a Living Benefit is designed to provide withdrawal amounts within the Maximum Annual Withdrawal Amount. Any amounts taken above your Maximum Annual Withdrawal Amount while enrolled in the Systematic Withdrawal Program will eliminate the remaining systematic withdrawals within the same contract year and may permanently reduce future guaranteed withdrawal amounts. If you must take Required Minimum Distributions (RMDs) from this contract and want to ensure that these withdrawals will not permanently reduce future guaranteed withdrawal amounts on or after the Activation Date, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount under the Living Benefit or the RMD amount as calculated by our Annuity Service Center.
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Upon notification of your death, we will terminate the Systematic Withdrawal Program unless your Beneficiary instructs us otherwise.
We reserve the right to modify, suspend or terminate the Systematic Withdrawal Program at any time and we will notify you prior to exercising that right.
Nursing Home Waiver
If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on partial or total withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home.
•	You cannot use this waiver during the first 90 days after your contract is issued.
•	The confinement period for which you seek the waiver must begin after you purchase your contract.
•	We will only waive withdrawal charges on withdrawals paid directly to the contract owner, and not to a third party or other financial services company.
In order to use this waiver, you must submit the following documents to the Annuity Service Center:
1)	a doctor’s note recommending admittance to a nursing home;
2)	an admittance form which shows the type of facility you entered; and
3)	the bill from the nursing home which shows that you met the 60 day confinement requirement.
Please see Appendix B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding the availability of the Nursing Home Waiver.

Optional Living Benefit

General Information Applicable to the Living Benefit
This optional Living Benefit is designed for individuals and their spouses who are seeking participation in the growth potential of the stock market and desire protection features that provide guaranteed lifetime/retirement income. Polaris Income Builder Daily Flex is designed to provide the contract owners(s) lifetime income with the flexibility to activate income at any time. This feature allows the Income Base to step up more frequently to Step-Up Values. If a contract is jointly owned by non-spousal joint Owners (which can include Domestic Partners) and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. Please see DEATH BENEFITS below. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.
You must invest in accordance with investment requirements outlined below.
Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59½ at the time of the withdrawal. For information about how the Living Benefit is treated for income tax purposes, you should consult a qualified tax adviser concerning your particular circumstances. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.
Certain Living Benefits are no longer offered or have changed since first being offered. If your contract was issued prior to April 30, 2020, please see Appendix F for details regarding those benefits.
Below is a glossary of Living Benefit Terms and a summary of the key features of the optional Living Benefit offered in your contract.
Glossary of Living Benefit Terms
Activation Date
The date on which your Lifetime Income is activated. Upon activation of Lifetime Income, changes cannot be made to the Covered Person(s).
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values. Please see SPOUSAL CONTINUATION below.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the Contract Issue Date.
Benefit Quarter
Each consecutive 3 month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.
For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the Contract Issue Date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
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Covered Person Change
The Covered Person(s) may be changed in the event of a Life Change Event prior to or on the Activation Date. No further changes may be made to the Covered Person(s) after the Activation Date.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year after the Activation Date and exceeds the greater of the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base or the Required Minimum Distribution amount as calculated by the Annuity Service Center. An Excess Withdrawal will cause the Income Base and the Maximum Annual Withdrawal Amount to be recalculated.
Income Base
The Income Base is a value used to determine the Living Benefit fee and the maximum amount that may be withdrawn each Benefit Year after the Activation Date without reducing the Income Base. The Income Base is also used to determine the amount paid each year over the lifetime of the Covered Person(s), if and when the contract value is reduced to zero, but the Income Base is still greater than zero, or upon the Latest Annuity Date.
Investment Requirements
In order to elect the Living Benefit, you must invest your money in accordance with certain requirements outlined below under “Are there investment requirements if I elect Polaris Income Builder Daily Flex?”
Life Change Event
A change to the Covered Person(s) upon marriage, divorce or death if prior to the Activation Date.
Lifetime Income
Any withdrawal taken on or after the Activation Date that is all or part of the Maximum Annual Withdrawal Amount or Protected Income Payment.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year on or after activating Lifetime Income and while the contract value is greater than zero without reducing the Income Base.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year after activating Lifetime Income and while the contract value is greater than zero.
Minimum Income Base
The Minimum Income Base is a guaranteed minimum amount of the Income Base determined on each contract Benefit Year Anniversary prior to the Activation Date and up to the 10th Benefit Year Anniversary of the contract. An annual 5% Minimum Income Base Percentage will be applied to each Purchase Payment received prior to that Benefit Year Anniversary during the Minimum Income Base period of 10 years, as long as the Activation Date is not prior to that Benefit Year Anniversary as follows:
Benefit Year Anniversary after Each Purchase Payment	Minimum Income Base Percentage (as a Percentage of each Purchase Payment)
1st Benefit Year Anniversary	105%
2nd Benefit Year Anniversary	110%
3rd Benefit Year Anniversary	115%
4th Benefit Year Anniversary	120%
5th Benefit Year Anniversary	125%
6th Benefit Year Anniversary	130%
7th Benefit Year Anniversary	135%
8th Benefit Year Anniversary	140%
9th Benefit Year Anniversary	145%
10th Benefit Year Anniversary	150%
Any withdrawals taken prior to the Activation Date will reduce each Purchase Payment used in the calculation of the Minimum Income Base proportionately. The Minimum Income Base is only available in the first 10 Benefit Years, or upon the Activation Date, if earlier. For example: a Purchase Payment received in the 5th Benefit Year prior to the Activation Date can only have an annual Minimum Income Base Percentage of 5%, up to a maximum of 125%.
Protected Income Payment
The amount to be paid each year over the lifetime of the Covered Person(s) after the Activation Date, if and when the contract value is reduced to zero, but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
Step-up Value
The Step-up Value is used to determine the Income Base on a daily basis. The Step-Up Value is equal to the current contract value on any day where the current contract value is greater than the current Income Base due to favorable market performance.
Overview of Living Benefit
The optional Living Benefit, Polaris Income Builder Daily Flex®, is designed to help you create a guaranteed income stream based on a series of withdrawals you may take from your contract that may last as long as you live, or as long as you and your spouse live. As long as you take these withdrawals within the parameters of the Living Benefit, you will receive a guaranteed income stream for life even if the entire contract value has been reduced to zero. Alternatively, you should know that you may also receive annuity income payments for life if you annuitize your contract. Please see ANNUITY INCOME OPTIONS below.
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You may elect the optional Living Benefit, which is a guaranteed minimum withdrawal benefit, for an additional fee only at the time of contract issue. The Living Benefit may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on this protection as the benefit’s value is dependent on your contract’s performance, your withdrawal activity and your longevity. If you do not expect to take any withdrawals, then electing the Living Benefit would not be appropriate. Though the optional Living Benefit offers additional protections, the additional fee associated with the benefit has the impact of reducing the net investment return. If you elect the Living Benefit prior to activating Lifetime Income, any withdrawal that reduces the contract value to zero will terminate the contract including its optional Living Benefit. However, although market performance and fees can reduce the contract value to zero, they will not result in the termination of your contract and its benefits.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit; therefore, election of the Living Benefit may not be appropriate for a contract owner who intends to take withdrawals greater than the maximum annual withdrawal amount allowable under the Living Benefit.
Please see POLARIS INCOME BUILDER DAILY FLEX below for a more detailed description of the Living Benefit regarding how the benefit works, its availability, applicable restrictions, fees and additional considerations. You should analyze the Living Benefit thoroughly and understand it completely before deciding to elect the Living Benefit.
Polaris Income Builder Daily Flex
How does Polaris Income Builder Daily Flex work?
Polaris Income Builder Daily Flex offers guaranteed lifetime income plus the opportunity to increase income by locking in Step-up Values. If you elect this feature, you must elect the date on which your Lifetime Income is activated (the “Activation Date”).
This feature allows you flexibility to make a change to your initial election of Covered Person(s) (the “Covered Person Change”) on the Activation Date. The Covered Person Change is also permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of the original Covered Person(s). At least one of the original named Covered Person(s) must remain on the contract.
You may take withdrawals prior to the Activation Date that will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage, but any such withdrawals will proportionately reduce the Income Base and Purchase Payments used in the calculation of the Minimum Income Base. Note: If the Activation Date is prior to the specified Benefit Year Anniversary, you will no longer be eligible for the Minimum Income Base on the Benefit Year Anniversary.
Prior to the Activation Date, the Income Base step-ups, if any, occur on a daily basis. The Income Base is the basis for the Covered Person(s)’ Lifetime Income. The Income Base is initially equal to the first Purchase Payment, increased by any subsequent Purchase Payments, if any, and reduced proportionately for any withdrawals made. In addition, if the Activation Date is not prior to the specified Benefit Year Anniversary, you will be eligible for the Minimum Income Base on the Benefit Year Anniversary. The Minimum Income Base is a specified percentage of the Purchase Payment(s). The Purchase Payment(s) used to calculate the Minimum Income Base are reduced for any withdrawals taken prior to the Activation Date.
On or after the Activation Date, while both the Income Base and the contract values are greater than zero, the Income Base may only be increased on the Benefit Year Anniversary dates, looking back at the prior Benefit Year’s Step-up Values and subsequent Purchase Payments, if any. Please see “How do increases to the Income Base work under Polaris Income Builder Daily Flex?” below.
The Maximum Annual Withdrawal Percentages and Protected Income Payment Percentages are set forth in the Rate Sheet Supplement that must accompany this prospectus.
Are there investment requirements if I elect the Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios as detailed below.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA Fixed Account or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
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Investment Requirements for Polaris Income Builder Daily Flex
You must allocate your assets in accordance with the following:
10% Secure Value Account	Up to 90% in one or more of the following Variable Portfolios:
American Funds Asset Allocation
Goldman Sachs VIT Government Money Market Fund
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Global Index Allocation 60/40
SA Global Index Allocation 75/25
SA Global Index Allocation 90/10
SA Goldman Sachs Global Bond
SA Goldman Sachs Multi-Asset Insights
SA Index Allocation 60/40
SA Index Allocation 80/20
SA Index Allocation 90/10
SA JPMorgan Diversified Balanced
SA JPMorgan MFS Core Bond
SA Legg Mason Tactical Opportunities
SA MFS Total Return
SA PGI Asset Allocation
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Government and Quality Bond
SA Wellington Real Return
SA Wellington Strategic Multi-Asset
How do my investment requirements impact my feature and contract?
Before you elect the Living Benefit, you should carefully consider whether the investment requirements associated with the Living Benefit meet your investment objectives and risk tolerance.
The investment requirements may reduce the need to rely on the guarantees provided by the Living Benefit because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company’s risk that the contract value will be reduced to zero before the Covered Person(s)’ death. Withdrawals taken while the contract value is greater than zero are withdrawals of the contract owner’s own money. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the Living Benefit guarantee. Please consult your financial representative regarding which Variable Portfolios are appropriate for the Living Benefit you elected.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options. The required allocation percentage to the Secured Value Account will not change for the life of your contract.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance, transfers, and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. Please see AUTOMATIC ASSET REBALANCING PROGRAM above.
We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
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What are the factors used to calculate Polaris Income Builder Daily Flex?
The Lifetime Income offered by Polaris Income Builder Daily Flex is calculated by considering the factors described below.
First, we determine the Step-up Values which are values used to determine the Income Base. The initial Step-up Value is equal to the contract value.  Then, on any day that the contract value is greater than the Income Base on that day, the Income Base is stepped up to that value. The Step-up Value is determined daily prior to the Activation Date.
Second, we determine the Income Base, which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Third, if you do not activate Lifetime Income before each Benefit Year Anniversary up to the 10th Benefit Year Anniversary, an annual Minimum Income Base Percentage of 5% will be applied to Purchase Payments received prior to that Benefit Year Anniversary.  These percentages are provided above in the Glossary of Living Benefit Terms.  Further, any withdrawals taken prior to activating Lifetime Income will proportionately reduce the Purchase Payments used in the calculation of the Minimum Income Base.
Fourth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero after the Activation Date but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by two factors upon the Activation Date: 1) whether there is one or two Covered Person(s) and 2) the age of the Covered Person(s).
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage. If you need another copy of the prospectus or Rate Sheet Supplement, please call us at the Annuity Service Center at (800) 445-7862. All Rate Sheet Supplements will be filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-185790 or 333-178843 if your contract was issued in New York.
Fifth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation Date, while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income
Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken on or after the Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Builder Daily Flex?” below.
Please see APPENDIX D for detailed numerical examples of how your Living Benefit is calculated.
How do increases to the Income Base work under Polaris Income Builder Daily Flex?
Prior to the Activation Date, the Income Base is increased daily to the Step-up Value and by subsequent Purchase Payments, if any.
Additionally, prior to the Benefit Year Anniversary, but during the Minimum Income Base period, the Income Base will be increased to at least the Minimum Income Base on the Benefit Year Anniversary as a specified percentage of the Purchase Payments.
On or after the Activation Date, the Income Base is increased only on the Benefit Year Anniversary by looking back to the higher Step-up Value since the Activation Date (“first look-back”) or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the higher Step-up Value since the last Excess Withdrawal.
After the first look-back, the Income Base is increased only on the Benefit Year Anniversary by looking back to the higher Step-up Value since the last Benefit Year Anniversary. If one or more Excess Withdrawals have been taken in that Benefit Year, the Income Base is increased on the Benefit Year Anniversary by looking back to the higher Step-up Value since the last Excess Withdrawal.
What are the effects of withdrawals on Polaris Income Builder Daily Flex?
The Maximum Annual Withdrawal Amount, the Income Base and the Purchase Payment(s) used in the calculation of the Minimum Income Base may change over time as a result of the timing and amount of any withdrawals.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.
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Additionally, any withdrawal taken will reduce each Purchase Payment included in the calculation of the Minimum Income Base. The reduction to the Purchase Payment(s) will result in a lowered amount being applied to the Income Base during the Minimum Income Base Period. However, the Minimum Income Base will continue to increase during the Minimum Income Base Period prior to the Activation Date. Lastly, any withdrawals will not lock-in your Maximum Annual Withdrawal Percentage or Protected Income Payment Percentage, if applicable, because your Lifetime Income withdrawals have not been activated.
On or after the Activation Date
Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
For example, assume that your contract value is $106,000, your Income Base is $120,000, and your Maximum Annual Withdrawal Amount is $6,000. You request a withdrawal of $11,000. Your Income Base will be reduced to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/($106,000 - $6,000)]} = $114,000.
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount.
When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal.
The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
Minimum Income Base: If you activate Lifetime Income during the Minimum Income Base Period, the Minimum Income Base will no longer increase on the next Benefit Year Anniversary.
Look-back Periods: If you take one or more Excess Withdrawals in a Benefit Year, the Income Base may be increased on the Benefit Year Anniversary by looking back only to the Higher Step-up Value since the last Excess Withdrawal. This means that if you take an Excess Withdrawal, you lose the opportunity to lock in a potentially higher Step-up Value that may have occurred prior to that Excess Withdrawal during that Benefit Year.
All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. Please see ACCESS TO YOUR MONEY above and EXPENSES below.
What is the fee for Polaris Income Builder Daily Flex?
The fee for Polaris Income Builder Daily Flex is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. Please see Appendix B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding the assessment of the fee.
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After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
Polaris Income Builder Daily Flex Fee
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.35%	2.50%	0.60%	±0.40%
Two Covered Persons	1.35%	2.50%	0.60%	±0.40%
*	The quarterly fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4).
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract. Please see APPENDIX C — FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME BUILDER DAILY FLEX FEE.
An increase in the Income Base due to attaining a new Step-up Value or an addition of subsequent Purchase Payment(s) will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
Prior to the Activation Date:
If the contract value is reduced to zero, due to a withdrawal, but the Income Base is greater than zero, the contract will be terminated including any optional benefits and features.
On or after the Activation Date:
If the contract value is reduced to zero, but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, Excess Withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.	The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.	Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.
Please refer to the Rate Sheet Supplement for the Maximum Annual Withdrawal and Protected Income Payment Percentages applicable to your Living Benefit.
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Additional important information
applicable to THE optional living benefit

When and how may I elect the Living Benefit?
You may elect the Living Benefit at the time of contract issue (the “Benefit Effective Date”). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the “Covered Person(s).” If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, Covered Person(s) must meet the minimum and maximum age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.
Polaris Income Builder Daily Flex:
Number of Owners	Covered Person
	Minimum Age(1)	Maximum Age(2)
One Owner	45	80
Joint Owners(3)	45	80
(1)	Minimum Age must be met by any Covered Person(s) as of the Contract Issue Date.
(2)	Maximum Age cannot be exceeded by any Covered Person(s) as of the date added.
(3) Joint Owners may choose which of the two Owners will be the Covered Person. The Beneficiary’s age is not considered in determining the maximum issue age of the second Covered Person.
What are the allowable changes to Covered Person(s) prior to the Activation Date?
You may make changes to your Covered Person(s) prior to the Activation Date for specific Life Change Events as defined below by submitting the appropriate Covered Person(s) Change form. Note: Any Covered Person being added must meet the above minimum and maximum age requirements.
•	Marriage – If there is one Covered Person, you may add your spouse as the second Covered Person;
•	Divorce – If there are two Covered Persons, you may remove one of the Covered Persons as a result of divorce;
•	Death – Upon the death of one of the Covered Persons, you may remove the deceased Covered Person.
What are the allowable changes to Covered Person(s) on the Activation Date?
Number of Owners and Covered Persons	Allowed Changes to Covered Person(s) on the Activation Date
Single Owned Contract & One Covered Person	Add Spouse as the second Covered Person
Single Owned Contract & Two Covered Persons(1)	Remove or Change the second Covered Person who is not the Single Owner
Jointly Owned Contract & One Covered Person	Add Joint Owner as the second Covered Person
Jointly Owned Contract & Two Covered Persons(1)	Remove or Change either Covered Person
(1)	You must keep at least one of the original Covered Person(s) if requesting to remove or change either Covered Person. Note: If a second Covered Person or if one of the original Covered Person(s) is changed, Covered Person(s) must meet the above minimum and maximum age requirements.
Your Lifetime Income will change as a result of removing or adding a Covered Person(s).
If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
Prior to the Activation Date, Required Minimum Distributions (“RMD”) will proportionately reduce the Income Base and the Purchase Payments used to calculate the Minimum Income Base.
On or after the Activation Date, as the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking Required Minimum Distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Builder Daily Flex?”above.
Any withdrawal taken before you activate Lifetime Income (including RMDs) will result in a reduction of the amount of future withdrawals of the Maximum Annual Withdrawal Amount (MAWA).
We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the Maximum Annual Withdrawal Amount or RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you.
If you turned age 70 ½ on or after January 1, 2020, the age at which you must begin taking RMDs is 72. If you turned
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age 70 ½ before January 1, 2020, the age at which you must begin taking RMDs is 70 ½.
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person and if the contract value is greater than zero?
Prior to the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract and the Living Benefit as a new single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract and the Living Benefit as the current single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
On or after the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract, without the Living Benefit.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract, with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: At any time, if, the contract value goes to zero due to a withdrawal, the Spousal Beneficiary cannot continue the contract.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons and if the contract value is greater than zero?
Prior to the Activation Date, upon death of the first of the two Covered Persons, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract as a single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
Note: Prior to the Activation Date, if the contract value goes to zero due a withdrawal, the Living Benefit and the contract terminate, and the Spousal Beneficiary cannot continue the contract.
On or after the Activation Date, upon the first of the two Covered Person’s death, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract, with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: On or after the Activation Date, if the contract value goes to zero due to: a) a withdrawal taken within the parameters of the Living Benefit, the Spousal Beneficiary can continue the Living Benefit as the surviving Covered Person with the current Protected Income Payment for their lifetime or b) an Excess Withdrawal, the Living Benefit and contract will terminate, and the Spousal Beneficiary cannot continue the contract.
The components of the Living Benefit in effect at the time of Spousal Continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person on the Activation Date. If Lifetime Income was not activated prior to the Spousal Continuation, the Maximum Annual
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Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person on the Activation Date. Please see “How does Polaris Income Builder Daily Flex work?” above.
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Step-up Values and the Continuing Spouse will also be eligible to receive the Minimum Income Base on Benefit Year Anniversaries during the Minimum Income Base period if Lifetime Income was not activated during the Minimum Income Base period. On or after the Activation Date, the Continuing Spouse is no longer eligible for any further adjustments to the Minimum Income Base.
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit. Please see DEATH BENEFITS below.
What happens to my Living Benefit upon the Latest Annuity Date?
On the Latest Annuity Date if the contract value is greater than zero, You must select one of the following options:
1.	Annuitize by selecting from choices a. or b. below:
a.	elect to begin one of the Annuity Income Payment Options set forth in Your Contract. If you choose this option, We will apply the contract value to provide annuity income payments as described under ANNUITY INCOME OPTIONS; or
b.	elect to receive Lifetime Income under Your Living Benefit by means of an Annuitization while any of the last named Covered Person(s) is living. If You have already activated Lifetime Income under the Living Benefit, You will continue to receive Lifetime Income by means of an Annuitization as described below. If you have not yet activated Lifetime Income, you may activate Lifetime Income by means of an Annuitization as described under ANNUITY INCOME OPTIONS; or
2.	Fully surrender your Contract
Note: Under 1b) upon annuitization you will receive the applicable Maximum Annual Withdrawal Amount for a fixed period while you are alive. The fixed period is determined by dividing the contract value as of the Latest Annuity Date by the Maximum Annual Withdrawal Amount. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by then applicable Protected Income Payment Percentage, paid until the death(s) of all Covered Person(s). The amount of each such payment will equal the Protected Income Payment amount divided according to the payment frequency you selected.
An election under option 1 above converts Your contract value or Lifetime Income amount to an Annuitization payable through a series of payments as described above.  Once the selected Annuitization begins, all other benefits under Your Contract, will be terminated, transfers may no longer be made, a death benefit is no longer payable, and the Living Benefit Fee will no longer be deducted. If You do not select an option listed above by the Latest Annuity Date, We will automatically begin making Lifetime Income payments, which would equal to the Maximum Annual Withdrawal Amount as long as the contract value is greater than zero, or the Protected Income Payment if the contract values goes to zero, in accordance with option 1b) above, divided equally and paid on a monthly frequency until the death(s) of all of the last named Covered Person(s).
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-5	5th Benefit Year Anniversary
Years 5+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefit will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Builder Daily Flex?
Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available, amounts will be transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the money market portfolio at any time.
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The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of your Living Benefit. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or a money market portfolio will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center. Please see Appendix B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding amounts allocated to the Secure Value Account and Automatic Asset Allocation Rebalancing Program upon cancellation of any Living Benefit.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit and Lifetime Income will automatically be cancelled upon the occurrence of one of the following:
(i)	Annuitization of the contract; or
(ii)	Termination or surrender of the contract; or
(iii)	A death benefit is paid resulting in the contract being terminated; or
(iv)	Any withdrawal prior to the Activation Date that reduces the Contract Value to zero; or
(v)	On or after the Activation Date, any Excess Withdrawal that reduces the Contract Value and Income Base to zero; or
(vi)	Death of the Covered Person, if only one is elected after Lifetime Income has been activated; or, if two Covered Persons are elected, death of the surviving Covered Person; or
(vii)	A change that removes all of the original Covered Persons from the contract; or
(viii)	A Change of the Owner or Assignment; or
(ix)	You elect to cancel Your Living Benefit.
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.

Death Benefits

You must elect one of the death benefit options at the time you purchase your contract. Some options are available for an additional fee, as described later in this section. Once elected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.
If your contract was issued prior to September 9, 2019 please see Appendix H – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED PRIOR TO SEPTEMBER 9, 2019.
We do not pay a death benefit if:
•	your contract value is reduced to zero; or
•	you die after you begin the Income Phase. Your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. Please see ANNUITY INCOME OPTIONS.
We pay a death benefit to your Beneficiary(ies) if you die during the Accumulation Phase. The death benefit will become payable upon death of the following individual.
Owner	Payable Upon Death of
Natural persons	Owner (or first to die, if jointly owned)
Non-natural person (e.g. Trust)	Annuitant
Beneficiary Designation
You must notify us in writing of the Beneficiary(ies) who will receive any death benefit payments under your contract. You may change the Beneficiary at any time, unless otherwise specified below.
•	If your contract is jointly owned, the surviving joint Owner must be the sole primary Beneficiary. Any other individual you designate as Beneficiary will be the contingent Beneficiary.
•	If the Owner is a non-natural person then joint Annuitants, if any, shall be each other’s sole primary Beneficiary, except when the Owner is a charitable remainder trust.
•	If the Owner is a trust, whether as an agent for a natural person or otherwise, you should consult with your tax and/or legal adviser to determine whether this contract is an appropriate trust investment.
Death Benefit Processing
We process death benefit requests when we receive all required documentation, including satisfactory proof of death, in Good Order, at the Annuity Service Center.
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Satisfactory proof of death includes, but may not be limited to:
(1)	A certified copy of the death certificate; or
(2)	A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
(3)	A written statement by a medical doctor who attended the deceased at the time of death.
When Death Benefits are Calculated
•	All death benefit calculations are made as of the day required documentation is received in Good Order at the Annuity Service Center before Market Close. If the death benefit request is received after Market Close, the death benefit calculation will be made as of the next NYSE business day.
If we are unable to process a death claim at the time we receive notification of the death and/or required documentation is not in Good Order, the Beneficiary may transfer the entire contract value to a money market or similar portfolio by contacting the Annuity Service Center. If there are multiple Beneficiaries, they must all agree to the transfer.
If we receive notification of your death before any previously requested transaction is completed (including systematic transfer and withdrawal programs), we will cancel the previously requested transaction.
For contracts in which the aggregate of all Purchase Payments in contracts issued by AGL and/or US Life to the same Owner/Annuitant are in excess of the Purchase Payments Limit, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.
Death Benefit Settlement Options
Your Beneficiary must elect one of the following settlement options within 60 days of providing required documentation, including satisfactory proof of death, in Good Order.
•	Lump sum payment; or
•	Annuity Income Option; or
•	Continue the contract as the spousal Beneficiary, or under a Beneficiary continuation option; or
•	Payment option that is mutually agreeable between you and us
After 60 days, if no election is made by the Beneficiary, we may pay a lump sum death benefit by check to the Beneficiary’s address of record, unless otherwise required by state law.
In general, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the
Beneficiary elects an annuity income option, it must be paid over the Beneficiary’s life expectancy or a shorter period. Payments associated with such election must begin within one year of death. Federal tax law may limit the Beneficiary’s death benefit and payout options available after your death. Please see ANNUITY INCOME OPTIONS.
Beneficiary Continuation Programs
Please consult a tax adviser regarding tax implications about your particular circumstances if you are considering a Beneficiary Continuation option.
Extended Legacy Program
The Beneficiary to an existing contract issued by the Company may elect the Extended Legacy Program. This program may not be elected in conjunction with any other settlement option.
Upon election of the Extended Legacy Program:
•	The contract continues in Owner’s name for the benefit of the Beneficiary who elected the Extended Legacy Program.
•	The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges.
•	The Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.
Upon election of the Extended Legacy Program, the beneficiary may choose to receive the death benefit under (1) a 5-year settlement option or (2) in the form of withdrawals for a longer period of time:
Under the 5-year settlement option, the Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed no later than five years from the date of death of the Owner.
Note: If an IRA Owner died prior to January 1, 2020, the 5-year settlement option is not available if the date of the Owner's death occurred after the required beginning date for distributions.
If the Beneficiary elects to take the death benefit in the form of withdrawals for a longer period of time:
•	Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary’s life expectancy as determined in the calendar year after the Owner’s death, with the flexibility to withdraw more than the IRS required minimum distribution. Certain Beneficiaries may not be able to take minimum distributions over their life expectancy.
•	Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31 of the year following the year of the Owner’s death for IRAs.
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Note: if the Owner’s death occurred on or after January 1, 2020, choosing to receive the death benefit in the form of withdrawals for a longer period of time is only available for Spousal Beneficiaries. Non-Spousal Beneficiaries may instead elect the 5-year settlement option, if available.
Also note that the CARES Act provides for a waiver of the IRS required minimum distributions in 2020 for Beneficiaries required to take minimum distributions.
If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required documentation in Good Order, we will increase the contract value by the amount which the death benefit exceeds contract value.
We will process an Extended Legacy election as of the date we receive the following in Good Order at the Annuity Service Center:
•	Death Claim form electing Extended Legacy Program; and
•	Satisfactory proof of death of the original Owner.
Upon the Beneficiary’s request to our Annuity Service Center, we will provide a prospectus and Extended Legacy Guide, with important information including expenses, investment options and administrative features.
Restrictions on Extended Legacy Program
•	The Extended Legacy Program cannot be elected with rollover contracts from other companies.
•	No Purchase Payments are permitted.
•	Living Benefits and Death Benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted.
•	In the event of the Beneficiary’s death, any remaining contract value will be paid to the person(s) named by the Beneficiary.
•	The contract may not be assigned and ownership may not be changed or jointly owned.
•	Any Fixed Accounts and/or DCA Fixed Accounts that may have been available to the original Owner will no longer be available for investment.
Expenses
We will charge the Beneficiary an annual Separate Account Charge of 0.85%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios.
Investment Options
•	We may offer Variable Portfolios currently available under the Separate Account to the Beneficiary;
•	The Beneficiary may transfer funds among the available Variable Portfolios, subject to the same limitations and restrictions that applied to the original Owner; and
•	Variable Portfolios may be of a different share class than those available to the original owner subject to different underlying fund fees.
Inherited Account Program
The Inherited Account Program, if available, can allow a Beneficiary of another company’s annuity contract to transfer their inherited Non-Qualified deferred annuity or certain Beneficiaries to transfer their inherited IRA to fund a new contract issued by the Company.
•	The Beneficiary of the transferred contract becomes the Owner (as the Beneficiary of the deceased) of the contract issued by us.
•	The Internal Revenue Code requires minimum distributions from inherited IRAs and inherited Non-Qualified annuity contracts.
•	Once the contract is issued, a systematic withdrawal program must be established and cannot be terminated.
•	Upon your death, your designated Beneficiary will receive the standard death benefit, unless you elect an optional death benefit at contract issue, for an additional fee.

We will process an Inherited Account election as of the date we receive the following at the Annuity Service Center:
•	Inherited Account and Required Minimum Distribution Election Form; and
•	New contract application
Restrictions on Inherited Account Program
•	No Purchase Payments are permitted after the contract has been issued.
•	Optional Living Benefits cannot be elected under the Inherited Account Program.
•	The contract may not be assigned and ownership may not be changed or jointly owned.
Expenses
The contract issued is subject to the same fees and charges applicable to any Owner of the contract, including withdrawal charges if applicable.
Investment Options
All Variable Portfolios and available Fixed Accounts offered by the contract are available for investment. You may transfer funds among the investment options.
DEATH BENEFIT DEFINED TERMS
The term “Net Purchase Payment” is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.
We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase
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Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.
The term “Withdrawal Adjustment” is used for the standard death benefit, if you have elected the Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals. Any withdrawal taken prior to the Activation Date reduces the death benefit proportionately by the percentage by which each withdrawal reduced the contract value. Any withdrawal taken on or after the Activation Date reduces the death benefit as follows:
•	If cumulative Lifetime Income withdrawals for the current contract year are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each Lifetime Income withdrawal.
•	If cumulative Lifetime Income withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and death benefit are first reduced by the Maximum Annual Withdrawal amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount (Excess Withdrawal) by the percentage by which the Excess Withdrawal reduced the resulting contract value.
The term “withdrawals” as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.
Please note: The death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday. Please see ALLOCATION OF PURCHASE PAYMENTS for more information on Purchase Payment restrictions.
Death Benefit Options
Standard Death Benefit
The standard death benefit is calculated differently depending on whether you have also elected the Living Benefit described above.
The following describes the standard death benefit without election of the Living Benefit:
If the contract is issued prior to your 86th birthday, the death benefit is the greater of:
1.	Contract value; or
2.	Net Purchase Payments.
The following describes the standard death benefit with election of the Living Benefit:
If the contract is issued prior to your 86th birthday, the death benefit is the greater of:
1.	Contract value; or
2.	Purchase Payments reduced by:
a.	any Withdrawal Adjustments, as defined above, if the Living Benefit has not been terminated; or
b.	any Withdrawal Adjustments, as defined above, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
Optional Maximum Anniversary Value Death Benefit
For an additional fee, you may elect the optional Maximum Anniversary Value death benefit described below which can provide greater protection for your Beneficiaries. You may only elect the optional Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional Maximum Anniversary Value death benefit is 0.25% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 81st birthday.
The death benefit is the greatest of:
1.	Contract value; or
2.	Net Purchase Payments; or
3.	Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.
Spousal Continuation
The Continuing Spouse may elect to continue the contract after your death. A spousal continuation can only take place once, upon the death of the original Owner of the contract.
Upon election of Spousal Continuation:
•	Generally, the contract, its benefits and elected features, if any, remain the same.
•	Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. Please see EXPENSES.
•	Continuing Spouse may not terminate the Maximum Anniversary Value death benefit if elected at contract issue.
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•	Continuing Spouse will be subject to the investment risk of Variable Portfolios, as was the original Owner.
Non-spousal joint Owners (including Domestic Partners) are not eligible for spousal continuation, under current tax law.
Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date (“Continuation Contribution”), if any. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse’s death.
We will process a spousal continuation as of the date we receive the following at the Annuity Service Center:
•	Death Claim form; and
•	Satisfactory proof of death of the original Owner.
We will add any Continuation Contribution as of the date we receive both the Continuing Spouse’s written request to continue the contract and satisfactory proof of death of the original Owner (“Continuation Date”) at the Annuity Service Center.
The age of the Continuing Spouse on the Continuation Date will be used to determine any future death benefits under the contract. If you elected the Maximum Anniversary Value death benefit, the death benefit payable upon the Continuing Spouse’s death would differ depending on the Continuing Spouse’s age on the Continuation Date. Please see Appendix E – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION for a discussion of the death benefit calculations upon a Continuing Spouse’s death.
Please see OPTIONAL LIVING BENEFIT above for information on the effect of Spousal Continuation on these benefits.

Expenses

We may deduct the following fees and expenses if applicable from your contract, as described later in this section.
•	Separate Account Charges
•	Premium Based Charge
•	Withdrawal Charges
•	Contract Maintenance Fee
•	Transfer Fee
•	Underlying Fund Expenses
•	Optional Living Benefit Fee
•	Optional Death Benefit Fee
Fees and expenses associated with your contract reduce your investment return. Before purchasing this contract, you should consider the effect of fees and expenses on your investment. You should fully discuss this decision with your financial representative. We will not increase certain contract fees, such as the Separate Account Charge or withdrawal charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. Please see Appendix B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state-specific expenses.
We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment advisor and/or subadvisors (or affiliates thereof). Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.
Separate Account Charges	0.95%

(annualized charge as a percentage of the average daily ending net asset value allocated to Variable Portfolios)
The Separate Account charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.
Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract. There may not necessarily be a relationship between the administrative charge imposed under the contract and the amount of expenses that may be attributable to the contract.
If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 0.85% of the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
Premium Based Charge
A Premium Based Charge applies to all initial and subsequent Premiums you make to your contract and is deducted from your contract value on each Quarter Anniversary following the date each Premium is received by
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us. The Premium Based Charge equals a percentage of each Premium and is based on the Accumulated Premium Breakpoint achieved by the amount of the Premium or the sum of Premiums received by us, according to the table below. The Premium Based Charge reimburses us for distribution expenses, including commissions.
Each Premium is subject to a Premium Based Charge during the period beginning on the first Quarter Anniversary following the date the Premium is received by us and continuing for a total of 28 Quarter Anniversaries (over a 7 year period). Once the Premium Based Charge has been deducted for 28 Quarter Anniversaries, the Premium is no longer subject to the Premium Based Charge.
The Accumulated Premium Breakpoint that determines the Premium Based Charge percentage applicable on the first Quarter Anniversary is determined by the sum of Premiums received during the first contract quarter.
For example, if you make an initial Premium of $40,000 during the first contract quarter, on the first Quarter Anniversary, the Accumulated Premium Breakpoint achieved is “Less than $50,000” and the corresponding Premium Based Charge percentage is 5.00%.
After the first Quarter Anniversary, the Accumulated Premium Breakpoint and Premium Based Charge percentage applicable to subsequent Premium(s) are determined by the sum of all Premiums previously received plus the subsequent Premium(s) when received by us. If the sum of Premiums results in a higher Accumulated Premium Breakpoint being achieved, the Premium Based Charge percentage applicable to the entire subsequent Premium will be based on the corresponding Accumulated Premium Breakpoint. Once a Premium Based Charge is set for a Premium, it is fixed for seven years and will not change for that Premium even if subsequent Premiums are received and/or withdrawals are taken.
For example, assuming an initial Premium of $40,000, you make a subsequent Premium of $20,000 six months after the initial Premium. The sum of Premiums, $60,000, qualifies to meet the next Accumulated Premium Breakpoint of “$50,000 but less than $100,000” and the corresponding Premium Based Charge percentage of 4.50%. Therefore, the Premium Based Charge percentage for the entire $20,000 Premium would be 4.50%.
Accumulated Premium Breakpoint	Premium Based Charge	Quarterly Premium Based Charge (over 7 Year Period)
Less than $50,000	5.00%	0.1786%
$50,000 but less than $100,000	4.50%	0.1607%
$100,000 but less than $250,000	3.50%	0.1250%
$250,000 but less than $500,000	2.50%	0.0893%
$500,000 but less than $1,000,000	2.00%	0.0714%
$100,000,000 or more	1.25%	0.0446%
If you fully surrender your contract, we will not deduct any remaining Premium Based Charge from the amount surrendered. We will not assess a Premium Based Charge when we pay a death benefit, when you switch to the Income Phase and when there are no Premiums subject to the Premium Based Charge.
Please see APPENDIX B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding the Premium Based Charge.
Withdrawal Charges
The contract provides a penalty-free withdrawal amount every contract year. Please see ACCESS TO YOUR MONEY above. You may incur a withdrawal charge if you take a withdrawal in excess of the penalty-free withdrawal amount and/or if you fully surrender your contract. Withdrawal Charges reimburse us for the cost of contract sales, expenses associated with issuing your contract and other acquisition expenses.
We apply a withdrawal charge against each Purchase Payment (also known as “Premium”) you contribute to the contract. After a Premium has been in the contract for 7 complete years, a withdrawal charge no longer applies to that Premium. The withdrawal charge percentage declines over time for each Premium in the contract.
The Accumulated Premium Breakpoint schedule below is used to determine the Withdrawal Charge Schedule applicable to each Premium as determined on the day we receive the Premium. The withdrawal charge applies to each Premium for 7 years. The Withdrawal Charge Schedule, once determined, will not change for that Premium even if subsequent Premiums are made or withdrawals are taken.
Your initial Accumulated Premium Breakpoint is determined by the amount of your initial Premium. Thereafter, the Accumulated Premium Breakpoint and withdrawal charge schedule applicable to subsequent Premiums are determined by the sum of all Premiums previously received plus the subsequent premium(s) when received by us.
You may reduce the applicable percentage but not the duration of your Withdrawal Charge Schedule by adding subsequent Premiums which may also allow you to achieve a higher Accumulated Premium Breakpoint. If a portion of a subsequent Premium results in a sum of Premiums that achieves a higher Accumulated Premium Breakpoint, according to the table below, then that entire subsequent Premium will be subject to the Withdrawal Charge Schedule applicable to the corresponding Accumulated Premium Breakpoint.
For example, if you make an initial Premium of $40,000, the Accumulated Premium Breakpoint achieved is “Less than $50,000” and the corresponding Withdrawal Charge Schedule over 7 years is “6%, 5%, 5%, 4%, 3%, 2%, 1%, 0%.” If you make a subsequent Premium of $20,000 six months later, the sum of Premiums, $60,000, qualifies for the next Accumulated Premium Breakpoint of “$50,000 but less than
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$100,000.” Therefore, the corresponding Withdrawal Charge Schedule over 7 years for the entire $20,000 subsequent Premium would be “5.5%, 5%, 5%, 4%, 3%, 2%, 1%, 0%.”
The Accumulated Premium Breakpoints and corresponding Withdrawal Charge Schedules are listed below:
Withdrawal Charge Schedule
Accumulated Premium Breakpoint	Years Since Receipt of Each Premium
	1	2	3	4	5	6	7	8+
Less than $50,000	6%	5%	5%	4%	3%	2%	1%	0%
$50,000 but less than $100,000	5.5%	5%	5%	4%	3%	2%	1%	0%
$100,000 but less than $250,000	4.5%	4%	4%	3%	3%	2%	1%	0%
$250,000 but less than $500,000	3.5%	3%	3%	2.25%	2%	2%	1%	0%
$500,000 but less than $1,000,000	3%	2%	2%	1.5%	1%	1%	1%	0%
$1,000,000 or more	2.25%	1.5%	1.5%	1%	1%	0.75%	0.5%	0%
When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest, which means the Purchase Payments that have the lowest Withdrawal Charge percentages. However, for tax purposes, per IRS requirements, your withdrawals are considered as coming first from taxable earnings, then from Purchase Payments, which are not taxable if your contract is Non-Qualified. Please see ACCESS TO YOUR MONEY above.
If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract, we deduct any applicable withdrawal charges from the amount surrendered.
We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase. Withdrawals made prior to age 59½ may result in tax penalties. Please see TAXES below.
Underlying Fund Expenses
Investment Management Fees
Investment management fees are set by the Underlying Funds’ own board of directors, and may vary. These fees are not fixed or specified in your annuity contract.
Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each purchased Variable Portfolio share reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the fees are set by the Underlying Funds’ own board of directors.
12b-1 Fees
Certain Underlying Funds available in this product assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.
There is an annualized 0.25% fee applicable to Class 4 shares of American Funds Insurance Series for contracts issued on or after June 29, 2015 and Class 2 shares of American Funds Insurance Series for contracts issued prior to June 29, 2015, Class 3 shares of Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust, Class Service shares of Goldman Sachs Variable Insurance Trust, Series II shares of AIM Invesco Insurance Funds (Invesco Variable Insurance Funds), and Class 2 shares of Franklin Templeton Variable Insurance Products Trust. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.
The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract Owners who are indirect beneficial Owners of these shares and for maintaining contract Owner accounts.
There are deductions from and expenses paid out of the assets of each Underlying Fund. Detailed information about these deductions and expenses can be found in the prospectuses for the Underlying Funds.
Contract Maintenance Fee
During the Accumulation Phase, we deduct a contract maintenance fee of $50 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.
If your contract value is $75,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.
Please see APPENDIX B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for the state-specific Contract Maintenance Fee.
Transfer Fee
After 15 Transfers	$25

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us
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for the cost of processing your transfer.
In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
Optional Living Benefit Fee
The Polaris Income Builder Daily Flex Living Benefit fee will be calculated as a percentage of the Income Base for all years in which the Living Benefit is in effect. The Living Benefit fee is charged and received by the Company in consideration of the Living Benefit guarantees provided to you.
The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the value in the Secure Value Account, which in total equals the amount of the fee. If your contract value is reduced to zero before the Living Benefit has been cancelled, the fee will no longer be assessed.
We will not assess a quarterly fee if you annuitize your contract or if a death benefit is paid before the end of the Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
OPTIONAL POLARIS INCOME BUILDER DAILY FLEX FEE
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.35%	2.50%	0.60%	±0.40%
Two Covered Persons	1.35%	2.50%	0.60%	±0.40%
*	The fee rate can decrease or increase no more than 0.10% each quarter (0.40%/ 4).
The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each “Benefit Quarter Anniversary,” we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in VIX. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above.
Please see APPENDIX B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding the assessment of the fee.
Please see APPENDIX C — FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME BUILDER DAILY FLEX FEE.
If your contract was purchased prior to April 30, 2020, please see APPENDIX F — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO APRIL 30, 2020, for applicable fees.
Optional Maximum Anniversary Value Death Benefit Fee
The fee for the optional Maximum Anniversary Value death benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s). Please see OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT above.
Premium Tax
Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. Please see Appendix B - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.
Income Taxes
We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.
Reduction or Elimination of Fees, Expenses and Additional Amounts Credited
Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.
The Company may make such a determination regarding sales to its employees, its affiliates’ employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.
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Payments in connection with distribution of the contract

Payments We Make
We make payments in connection with the distribution of the contracts that generally fall into the three categories below.
Commissions. Registered representatives of affiliated and unaffiliated broker-dealers (“selling firms”) licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and AIG Capital Services, Inc., the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 5.00% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 0.25% of contract value annually for the life of the contract.
The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives’ compensation.
Additional Cash Compensation. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation (“revenue sharing”). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.
These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm’s registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.
We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.
If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. Please see REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED above.
We provide a list of firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2019 in the Statement of Additional Information which is available upon request.
Non-Cash Compensation. Some registered representatives and their supervisors may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.
We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.
Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.
Payments We Receive
We and our affiliates may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisors, subadvisors and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that pay us higher amounts. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.
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We and our affiliates generally receive three kinds of payments described below.
Rule 12b-1 or Service Fees. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds. These fees are deducted directly from the assets of the Underlying Funds. Please see EXPENSES above.
Administrative, Marketing and Support Service Fees. We receive compensation of up to 0.70% annually based on assets under management from certain Trusts’ investment advisors, subadvisors and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the profits the investment advisor realizes on the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. The payments we receive are generally based on assets under management from certain Trusts’ investment advisors or their affiliates and vary by Trust. Some investment advisors, subadvisors and/or distributors (or affiliates thereof) pay us more than others. The amount may be significant. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.70% annually based on assets under management.
Other Payments. Certain investment advisors, subadvisors and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisors, subadvisors and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the advisor’s, subadvisor’s or distributor’s participation.
In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisors, subadvisors and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

Annuity Income Options

The Income Phase
What is the Income Phase?
During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as “annuitizing” your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.
Beginning the Income Phase is an important event. You have different options available to you. You should discuss your options with your financial representative and/or tax adviser so that together you may make the best decision for your particular circumstances.
When does the Income Phase begin?
Generally, you can annuitize your contract any time after your second contract anniversary (“Annuity Date”) and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.
If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date, except as specified below for contracts issued in New York. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner’s date of birth. Your Latest Annuity Date is defined as the first NYSE business day of the month following your 95th birthday. At your request, for contracts issued in the state of New York, we can extend the Accumulation Phase from when you are age 90 to the first NYSE business day of the month following your 95th birthday. For example, if your 95th birthday is July 8, 2016, the first NYSE business day of the following month would be Monday, August 1, 2016. In accordance with the Company’s final settlement of a multi-state audit and market conduct examination, and other related state regulatory inquiries regarding unclaimed property, if your contract was issued in New York with a Latest Annuity Date of age 90, you must notify us that you want to extend the Accumulation Phase to your 95th birthday.
How do I elect to begin the Income Phase?
You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.
What is the impact on the living and death benefits if I annuitize?
If you annuitize, you may choose to take annuity income payments or withdrawals under your Living Benefit. Prior to annuitizing, you should seek advice on whether taking annuity income payments under the contract or guaranteed withdrawals under a Living Benefit are more advantageous to you. Upon annuitizing the contract, the death benefit will terminate. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under the Living Benefit, you will receive your Protected Income Payment under the Living Benefit. Please see OPTIONAL LIVING BENEFIT and DEATH BENEFITS above.
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Annuity Income Options
You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.
We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.
If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.
If you elect a lifetime based annuity income option without a guaranteed period, your annuity income payments depend on longevity only. That means that you may potentially not live long enough to receive an annuity income payment. If you die before the first annuity income payment, no annuity income payments will be made. For Qualified contracts, annuity income options may be limited to a 10 year guarantee.
Annuity Income Option 1 – Life Income Annuity
This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.
Annuity Income Option 2 – Joint and Survivor Life Income Annuity
This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies. For Qualified contracts, under certain circumstances, the survivor’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 3 – Joint and Survivor Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract. For Qualified contracts, annuity income options may be limited to a 10 year guarantee. Additionally, a guarantee of payments greater than 10 years may not be available to all Beneficiaries. Under certain circumstances, the survivor's annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 4 – Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. For Qualified contracts, annuity income options may be limited to a 10 year guarantee. Additionally, a guarantee of payments greater than 10 years may not be available to all Beneficiaries.
Annuity Income Option 5 – Income for a Specified Period
This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If your contract is a Qualified contract, a guaranteed period of greater than 10 years may not be available. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments for more than 10 years may not be available to all Beneficiaries. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. Upon your request, the contract may be commuted if a period certain annuitization income option has been elected. The amount available upon such redemption would be the discounted present value of any remaining guaranteed annuity income payments that would reflect the fluctuating trading costs for liquidating the securities in place to pay for these contractual obligations. The detrimental impact depends on the nature of the securities (and which may include short-term, medium term, and/or long-term investments) resulting in varying losses to the Company. The sum of remaining guaranteed variable annuity income payments is discounted at a rate of no less than 8% in order to determine the discounted present value.
The value of an Annuity Unit, regardless of the option chosen, takes into account Separate Account Charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.
Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.
Please see OPTIONAL LIVING BENEFIT above for annuity income options available under the Living Benefit.
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Fixed or Variable Annuity Income Payments
You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed and may fluctuate as described under ANNUITY INCOME PAYMENTS below.
Annuity Income Payments
We make annuity income payments on a monthly, quarterly, semi-annual or annual basis as elected by you. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.
If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:
•	for life income options, your age when annuity income payments begin; and
•	the contract value attributable to the Variable Portfolios on the Annuity Date; and
•	the 3.5% assumed investment rate used in the annuity table for the contract; and
•	the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.
If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.
The value of fixed annuity income payments, if elected, will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate (“AIR”) of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.
Deferment of Payments
We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. Please see ACCESS TO YOUR MONEY above for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

Taxes

The Federal income tax treatment of annuity contracts or retirement plans/programs is complex and sometimes uncertain. The discussion below is intended for general informational purposes only and does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), state or local tax consequences, estate or gift tax consequences, or the impact of foreign tax laws, associated with your contract.
Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have a retroactive effect as well. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“IRC”), Treasury Regulations and applicable Internal Revenue Service (“IRS”) guidance to your individual situation.
Refer to the Statement of Additional Information for further details.
Annuity Contracts in General
The IRC provides for special rules regarding the tax treatment of annuity contracts.
•	Generally, taxes on the earnings in your annuity contract are deferred until you take the money out.
•	Qualified contracts that satisfy specific IRC requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account.
•	Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.
Non-Qualified Contract
If you do not purchase your contract under an employer-sponsored retirement plan/arrangement, or an Individual Retirement Account or Individual Retirement Annuity (“IRA”), including a Roth IRA, your contract is referred to as a Non-Qualified contract.
Qualified Contract
If you purchase your contract under an employer-sponsored retirement plan/arrangement or an Individual Retirement Account or Individual Retirement Annuity (“IRA”), including Roth IRA, your contract is referred to as a Qualified contract.
Employer-sponsored plans/arrangements include:
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•	Tax-Sheltered Annuities (also referred to as 403(b) annuities)
•	Plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans)
•	Pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans
If you are purchasing the contract as an investment vehicle for a trust under a Qualified contract, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself.
In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through Living Benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.
On December 20, 2019, the Setting Every Community Up for Retirement Enhancement (SECURE) Act was signed into law as part of larger appropriations legislation. The SECURE Act includes many provisions affecting Qualified Contracts, some of which became effective upon enactment or on January 1, 2020, and certain provisions were retroactively effective. Some of the provisions effective January 1, 2020 include:
•	an increase in the age at which required minimum distributions (RMDs) generally must commence, to age 72, for those born on or after July 1, 1949, from the previous age of 70 ½;
•	new limitations on the period for beneficiary distributions following the death of the plan participant or IRA owner (when the death occurs on or after January 1, 2020);
•	elimination of the age 70 ½ restriction on traditional IRA contributions for tax years beginning 2020 (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70 ½ IRA contributions);
•	a new exception to the 10% additional tax on early distributions, for the qualified birth or adoption of a child, which also became an allowable plan distribution event; and,
•	reduction of the earliest permissible age for in-service distributions from pension plans and certain Section 457 plans to 59 ½.
The foregoing is not an exhaustive list. The SECURE Act included many additional provisions affecting Qualified Contracts.
On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security (CARES) Act, was signed into law and provides greater access to assets held in tax-qualified retirement plans and IRAs.  The relief provided in the Act includes, but is not limited to:
•	Expanding distribution and loan (including loan repayment) rules for certain retirement accounts in employer plans and IRAs, for qualifying distributions;
•	Waiver of the 10% additional tax for qualifying coronavirus related distributions taken from January 1, 2020 through December 31, 2020, if they are considered early distributions (generally, distributions taken prior to age 59 ½); and,
•	Providing a temporary waiver of required minimum distributions from qualifying retirement plans and IRAs due to be taken in 2020.
Some provisions in the Act are subject to the terms of an employer’s retirement plan and may not be available with your annuity.
Tax Treatment of Purchase Payments
Non-Qualified Contract
In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the Purchase Payments you contributed in your Non-Qualified contract.
Qualified Contract
Typically, for employer sponsored plans/arrangements and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments contributed to your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.
Qualified Contract—Tax-Sheltered Annuity (403(b))
On July 26, 2007, the Treasury Department published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) annuities. You may wish to discuss the regulations and/or the general information above with your tax adviser.
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Tax Treatment of Distributions
Distributions from Non-Qualified Contracts
Federal tax rules generally require that all Non-Qualified contracts issued by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.
The taxable portion of any withdrawals, whether annuity income payment or other withdrawal, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:
•	after attaining age 59½;
•	when paid to your Beneficiary after you die;
•	after you become disabled (as defined in the IRC);
•	when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•	under an immediate annuity contract;
•	when attributable to Purchase Payments made prior to August 14, 1982.
Partial or Total Withdrawals
If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract.
Annuitization
If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed.
Annuity to Annuity Transfer
A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information, on a form satisfying us, to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a “1035 exchange”).
Additional Tax on Net Investment Income
Information in this section generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the Modified Adjusted Gross Income (“MAGI”) threshold.
Under Federal Tax law, there is a tax on net investment income, at the rate of 3.8% of applicable thresholds for MAGI ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this 3.8% tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an Owner that is not a natural person (see Contracts Owned by a Trust or Corporation below).
Distributions from Qualified Contracts
Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer’s plan or contributed to a Roth IRA or non-deductible traditional IRA.
Withdrawals from other Qualified contracts are often limited by the IRC and by the employer-sponsored plan/arrangement.
The taxable portion of any withdrawal or annuity income payment from a Qualified contract (except for Tax-Sheltered Annuities) will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:
•	after attainment of age 59½;
•	when paid to your Beneficiary after you die;
•	after you become disabled (as defined in the IRC);
•	as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•	dividends paid with respect to stock of a corporation described in IRC Section 404(k);
•	for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;
•	for payment of health insurance if you are unemployed and meet certain requirements;
•	distributions from IRAs for qualifying higher education expenses or first home purchases, with certain limitations;
•	payments to certain individuals called up for active duty after September 11, 2001;
•	payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free;
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•	amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;
•	distributions for parents after the “qualified birth or adoption” of a new child (subject to limitations);
•	distributions related to Coronavirus relief, as defined under the CARES Act;
Non-IRA contracts:
•	payments to employees after separation from service after attainment of age 55 (does not apply to IRAs); and
•	transfers to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs).
Annuitization
Unlike a Non-Qualified contract, if you annuitize your Qualified annuity contract the entire annuity income payment will be considered income, for tax purposes.
Direct and Indirect Rollovers
Under certain circumstances, you may be able to transfer amounts distributed from your employer sponsored plan/arrangement to another eligible plan or IRA. Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)	a required minimum distribution,
(b)	a hardship withdrawal, or
(c)	a series of substantially equal payments (at least annually) made over your life expectancy or the joint life expectancies of you and your designated Beneficiary or a distribution made for a specified period of 10 years or more.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers. You should always consult your tax adviser before you move or attempt to move any funds.
The IRC limits the withdrawal of an employee’s elective deferral Purchase Payments from a Tax-Sheltered Annuity (TSA) contract under IRC 403(b). Generally, withdrawals can only be made when an Owner:
•	reaches age 59½;
•	severs employment with the employer;
•	dies;
•	birth or adoption of child (subject to limitations);
•	distributions related to Coronavirus relief, as defined under the CARES Act;
•	becomes disabled (as defined in the IRC); or
•	experiences a financial hardship (as defined in the IRC).*
*	In the case of hardship, the Owner can only withdraw Purchase Payments.
Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.
Annuity to Annuity Transfer (Tax-Sheltered Annuities)
Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer’s plan, generally are not considered distributions, and thus are not subject to the above IRC withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.
Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.
Required Minimum Distributions
Information in this section generally does not apply to Non-Qualified contracts.
Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.
The CARES Act provides a temporary waiver of required minimum distributions from qualifying retirement plans and IRAs due to be paid in 2020. Please consult your tax adviser regarding any questions.
Commencement Date
Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70½ (or age 72, for individuals born on or after July 1, 1949), or (2) the calendar year in which you sever employment from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70½ (or age 72, for individuals born on or after July 1, 1949). If you choose to delay your first distribution until the year after the year in which you reach 70½ (72, if applicable) or sever employment, as applicable, then you will
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be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.
Combining Distributions from Multiple Contracts
If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.
Automatic Withdrawal Option
You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution.
Impact of Optional Benefits
IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial present value of other benefits under the contract, such as enhanced death benefits and/or Living Benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.
Tax Treatment of Death Benefits
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Enhanced death benefits are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the Owner is under 59½, unless another exception applies. You should consult your tax adviser for more information.
If you own a Qualified contract and purchase an enhanced death benefit, the IRS may consider these benefits “incidental death benefits” or “life insurance.” The
IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the Owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.
Tax Treatment of Optional Living Benefits
Generally, we will treat amounts credited to the contract value under the optional Living Benefit guarantees, for income tax purposes, as earnings in the contract. Thus, payments of Living Benefits are treated as taxable withdrawals to the extent there are taxable gains in the contract value. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional Living Benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional Living Benefit.
Contracts Owned by a Trust or Corporation
A Trust or Corporation or other Owner that is not a natural person (“Non-Natural Owner”) that is considering purchasing this contract should consult a tax adviser.
Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract’s value in excess of the Owner’s cost basis, and the contract’s cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.
Withholding
Taxable amounts distributed from annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution and, in certain cases, the amount of your
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distribution. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence.
Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. You should consult your tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.
Any income tax withheld is a credit against your income tax liability. Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer sponsored plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code.
You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us.
Foreign Account Tax Compliance Act (“FATCA”)
A Contract Owner who is not a “United States person” which is defined to mean:
•	a citizen or resident of the United States
•	a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia
•	any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)
should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8 BEN-E, Form W-8 IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, the Form W-8 BEN-E, is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable withholding certification to the contrary. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or acceptable substitute form.
Gifts, Pledges and/or Assignments of a Contract
Non-Qualified Contracts
If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract’s cash value to the extent it exceeds your cost basis. The recipient’s cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.
Qualified Contracts
The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan.
This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that:
•	the plan is not an unfunded deferred compensation plan; and
•	the plan funding vehicle is not an IRA.
You should consult a tax advisor as to the availability of this exception.
Diversification and Investor Control
Diversification
For a contract to be treated as a variable annuity for Federal income tax purposes, the underlying investments under the variable annuity must be “adequately diversified”. Treasury Regulations provide standards that must be met to comply with the rules. If the variable annuity fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. We expect that the manager of the Underlying Funds monitors the Funds so as to comply with these Treasury Regulations.
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Investor Control
These investor control limitations generally do not apply to Qualified contracts, which are referred to as “Pension Plan Contracts” for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.
Under certain circumstances, you, and not the Company, could be treated as the owner of the Underlying Funds under your Non-Qualified contract, based on the degree of control you exercise over the underlying investments. If this occurs, you may be currently taxed on income and gains attributable to the assets under the contract.
There is little guidance in this area, and the determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner’s ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. We do not know what limits may be set by the IRS in any future guidance that it may issue and whether such limits will apply to existing contracts.
While we believe the contract does not give you investment control over the Underlying Funds, we reserve the right to modify the contract as necessary in an attempt to prevent you from being considered as the owner of the assets of the contract for purposes of the Code.
Our Taxes
The Company is taxed as a life insurance company under the Code. We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account, which may include the foreign tax credit and the corporate dividends received deduction. These potential benefits are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

Other Information

The Distributor
AIG Capital Services, Inc., 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997, distributes the contracts. AIG Capital Services, Inc., an indirect, wholly-owned subsidiary of AGL, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority
(“FINRA”). No underwriting fees are retained by AIG Capital Services, Inc. in connection with the distribution of the contracts.
The Company
American General Life Insurance Company
American General Life Insurance Company (“AGL”) is a stock life insurance company organized under the laws of the state of Texas on April 11, 1960. AGL’s home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly owned subsidiary of American International Group, Inc. (“AIG”), a Delaware corporation.
Effective December 31, 2012, SunAmerica Annuity and Life Assurance Company (“SunAmerica Annuity”), a former affiliate of AGL, merged with and into AGL (“AGL Merger”). Before the AGL Merger, contracts in all states except New York were issued by SunAmerica Annuity. Upon the AGL Merger, all contractual obligations of SunAmerica Annuity became obligations of AGL.
The AGL Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from SunAmerica Annuity to AGL. The AGL Merger also did not result in any adverse tax consequences for any contract Owners.
Contracts are issued by AGL in all states, except New York, where they are issued by US Life.
The United States Life Insurance Company in the City of New York
The United States Life Insurance Company in the City of New York (“US Life”) is a stock life insurance company organized under the laws of the state of New York on February 25, 1850. Its home office is 175 Water Street, New York, New York 10038. US Life conducts life insurance and annuity business primarily in the state of New York.
Effective December 31, 2011, First SunAmerica Life Insurance Company (“First SunAmerica”), a former affiliate of US Life, merged with and into US Life (“US Life Merger”). Before the US Life Merger, contracts in New York were issued by First SunAmerica. Upon the US Life Merger, all contractual obligations of First SunAmerica became obligations of US Life.
The US Life Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from First SunAmerica to US Life. The US Life Merger also did not result in any adverse tax consequences for any contract Owners.
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Ownership Structure of the Company
AGL and US Life are indirect, wholly owned subsidiaries of American International Group, Inc. (“AIG”), a Delaware corporation.
AGL and US Life are regulated for the benefit of policy Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL and US Life are required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require AGL and US Life to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL’s and US Life’s operations.
American International Group, Inc. (AIG) is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.
More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.
Operation of the Company
The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company’s financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.
The Company is exposed to market risk, interest rate risk, contract Owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to guaranteed death and Living Benefits on the Company’s financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed Living Benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.
The Company is regulated for the benefit of contract Owners by the insurance regulator in its state of domicile;
and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company’s operations.
The Separate Account
Before December 31, 2012, Variable Annuity Account Seven was a separate account of SunAmerica Annuity, originally established under Arizona law on August 28, 1998. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, Variable Annuity Account Seven was transferred to and became a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.
Before December 31, 2011, FS Variable Separate Account was a separate account of First SunAmerica, originally established under New York law on September 9, 1994. On December 31, 2011, and in conjunction with the merger of US Life and First SunAmerica, FS Variable Separate Account was transferred to and became a separate account of US Life under New York law.
These Separate Accounts are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended.
Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.
You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.
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The General Account
Obligations that are paid out of the Company’s general account (“General Account”) include any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or Living Benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.
The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the Living Benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a Living Benefit allocate their Purchase Payments in accordance with specified investment parameters.
Financial Statements
The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.
The Company and the Separate Account
The financial statements of the Company and the Separate Account are required to be provided because you must look to those entities directly to satisfy our obligations to you under the Contract.
Instructions to Obtain Financial Statements
The financial statements of the Company and Separate Account are available on the SEC’s website at http://www.sec.gov. You may request a free copy of the Statement of Additional Information which includes the financial statements by using the request form on the last page of this prospectus or by contacting our Annuity Service Center at:
Mailing Address:
Annuity Service Center
P.O. Box 15570, Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862
We encourage both existing and prospective contract Owners to read and understand the financial statements.
Administration
We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.
We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, if available, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.
Business Disruption and Cyber Security Risks
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the Underlying Funds, impact our ability to calculate Accumulation Unit Values (“AUVs”), cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines, litigation risks and financial losses and/or cause reputational damage. Cyber
62

security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your contract to lose value. Despite our implementation of policies and procedures that address physical, administrative and technical safeguards and controls and other preventative actions to protect customer information and reduce the risk of cyber-incident, there can be no assurance that we or our distribution partners or the Underlying Funds or our service providers will avoid losses affecting your contract and personal information due to cyber-attacks or information security breaches in the future.
Our business is also vulnerable to disruptions from natural and man-made disasters and catastrophes, such as but not limited to hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemic (such as COVID-19) and other highly contagious diseases, mass torts and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, and may also interfere with our ability to receive, pickup and process mail, to calculate AUVs or process other contract-related transactions, or have other possible negative impacts. While we have developed and put in place business continuity and disaster recovery plans to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the Underlying Funds or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.
Legal Proceedings
There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.
Various lawsuits against the Company have arisen in the ordinary course of business. As of April 24, 2020, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.
Registration Statements
Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its General Account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

Contents of Statement of Additional Information

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. The table of contents of the SAI is listed below.
Separate Account and the Company
General Account
Information Regarding the Use of the Volatility Index (“VIX”)
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing Payments
Distribution of Contracts
Financial Statements
63

Appendix A – Condensed Financial Information

Condensed Financial Information for Contracts Issued by
American General Life Insurance Company
(In All States Except New York)

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
American Funds Asset Allocation – AFIS Class 4 Shares (Inception Date – 6/29/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.000	(a)$10.813	(a)$12.248	(a)$11.545
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.987	(b)$10.773	(b)$12.171	(b)$11.444
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.000	(a)$10.813	(a)$12.248	(a)$11.545	(a)$13.829
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.987	(b)$10.773	(b)$12.171	(b)$11.444	(b)$13.674
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)154,121	(a)299,402	(a)599,717	(a)2,033,927	(a)5,469,409
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)196,184	(b)514,199	(b)747,639	(b)1,460,536	(b)2,162,022

American Funds Bond – AFIS Class 4 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.840	(a)$10.021	(a)$10.253	(a)$10.066
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.824	(b)$9.979	(b)$10.185	(b)$9.974
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.840	(a)$10.021	(a)$10.253	(a)$10.066	(a)$10.876
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.824	(b)$9.979	(b)$10.185	(b)$9.974	(b)$10.750
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)24,582	(a)201,161	(a)398,703	(a)569,661	(a)865,099
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)30,428	(b)188,888	(b)553,722	(b)706,466	(b)1,102,357

American Funds Capital Income Builder – AFIS Class 4 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.380	(a)$9.643	(a)$10.760	(a)$9.885
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.364	(b)$9.603	(b)$10.689	(b)$9.795
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.380	(a)$9.643	(a)$10.760	(a)$9.885	(a)$11.517
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.364	(b)$9.603	(b)$10.689	(b)$9.795	(b)$11.384
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)84,673	(a)255,680	(a)473,355	(a)699,837	(a)888,028
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)109,953	(b)462,052	(b)751,499	(b)985,092	(b)1,149,412

American Funds Capital World Bond Fund (formerly American Funds Global Bond Fund) – AFIS Class 4 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.537	(a)$9.676	(a)$10.220	(a)$9.960
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.522	(b)$9.636	(b)$10.153	(b)$9.870
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.537	(a)$9.676	(a)$10.220	(a)$9.960	(a)$10.610
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.522	(b)$9.636	(b)$10.153	(b)$9.870	(b)$10.487
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)8,066	(a)34,431	(a)66,092	(a)124,191	(a)206,485
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)6,098	(b)37,367	(b)131,221	(b)230,704	(b)300,684

American Funds Global Growth – AFIS Class 4 Shares (Inception Date – 6/29/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.862	(a)$9.805	(a)$12.403	(a)$11.150
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.850	(b)$9.769	(b)$12.326	(b)$11.053
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.862	(a)$9.805	(a)$12.403	(a)$11.150	(a)$14.897
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.850	(b)$9.769	(b)$12.326	(b)$11.053	(b)$14.730
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)126,664	(a)240,470	(a)345,455	(a)477,840	(a)566,865
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)245,007	(b)439,889	(b)586,891	(b)771,628	(b)848,145

American Funds Global Small Capitalization – AFIS Class 4 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.230	(a)$9.312	(a)$11.588	(a)$10.238
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.215	(b)$9.274	(b)$11.512	(b)$10.144
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.230	(a)$9.312	(a)$11.588	(a)$10.238	(a)$13.309
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.215	(b)$9.274	(b)$11.512	(b)$10.144	(b)$13.155
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)1,816	(a)15,798	(a)57,944	(a)164,836	(a)224,466
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)15,853	(b)37,045	(b)118,540	(b)245,124	(b)310,824

American Funds Growth – AFIS Class 4 Shares (Inception Date – 6/29/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.915	(a)$10.727	(a)$13.523	(a)$13.327
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.899	(b)$10.683	(b)$13.439	(b)$13.327
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.915	(a)$10.727	(a)$13.523	(a)$13.327	(a)$17.220
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.899	(b)$10.683	(b)$13.439	(b)$13.327	(b)$17.026
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)182,391	(a)292,998	(a)488,856	(a)0	(a)1,034,907
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)347,334	(b)713,139	(b)1,003,008	(b)781,275	(b)1,645,498

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
American General Life Insurance Company
(In All States Except New York) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
American Funds Growth-Income – AFIS Class 4 Shares (Inception Date – 6/29/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.822	(a)$10.825	(a)$12.802	(a)$12.422
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.587	(b)$10.540	(b)$12.722	(b)$12.311
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.822	(a)$10.825	(a)$12.802	(a)$12.422	(a)$15.485
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.587	(b)$10.540	(b)$12.722	(b)$12.311	(b)$15.309
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)410,118	(a)758,910	(a)1,100,929	(a)1,380,086	(a)1,802,320
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)547,999	(b)1,117,288	(b)1,635,571	(b)2,101,265	(b)2,570,652

American Funds International – AFIS Class 4 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.692	(a)$8.887	(a)$11.611	(a)$9.958
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.678	(b)$8.850	(b)$11.534	(b)$9.868
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.692	(a)$8.887	(a)$11.611	(a)$9.958	(a)$12.100
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.678	(b)$8.850	(b)$11.534	(b)$9.868	(b)$11.960
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)7,189	(a)37,274	(a)111,697	(a)221,697	(a)352,770
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)22,643	(b)102,015	(b)226,934	(b)487,586	(b)574,642

Franklin Allocation VIP Fund – FTVIPT Class 2 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$10.236	(a)$9.184	(a)$10.492	(a)$12.865	(a)$13.106	(a)$12.175	(a)$13.650	(a)$15.141	(a)$13.550
	(b)$10.159	(b)$9.094	(b)$10.364	(b)$12.675	(b)$12.881	(b)$11.936	(b)$13.349	(b)$14.770	(b)$13.185
Ending AUV	(a)$9.184	(a)$10.492	(a)$12.865	(a)$13.106	(a)$12.175	(a)$13.650	(a)$15.141	(a)$13.550	(a)$16.088
	(b)$9.094	(b)$10.364	(b)$12.675	(b)$12.881	(b)$11.936	(b)$13.349	(b)$14.770	(b)$13.185	(b)$15.615
Ending Number of AUs	(a)24,669	(a)48,018	(a)109,037	(a)183,299	(a)371,406	(a)386,113	(a)373,859	(a)365,209	(a)325,920
	(b)16,233	(b)44,018	(b)111,204	(b)296,946	(b)425,781	(b)422,961	(b)425,749	(b)455,544	(b)435,194

Franklin Income VIP Fund – FTVIPT Class 2 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$11.401	(a)$10.781	(a)$12.030	(a)$13.579	(a)$14.071	(a)$12.955	(a)$14.632	(a)$15.896	(a)$15.068
	(b)$11.330	(b)$10.702	(b)$11.912	(b)$13.411	(b)$13.863	(b)$12.731	(b)$14.344	(b)$15.544	(b)$14.697
Ending AUV	(a)$10.781	(a)$12.030	(a)$13.579	(a)$14.071	(a)$12.955	(a)$14.632	(a)$15.896	(a)$15.068	(a)$17.322
	(b)$10.702	(b)$11.912	(b)$13.411	(b)$13.863	(b)$12.731	(b)$14.344	(b)$15.544	(b)$14.697	(b)$16.853
Ending Number of AUs	(a)90,666	(a)323,638	(a)479,766	(a)574,340	(a)645,293	(a)635,461	(a)660,638	(a)647,863	(a)651,549
	(b)54,410	(b)203,548	(b)380,936	(b)666,009	(b)861,516	(b)872,481	(b)986,898	(b)1,011,137	(b)1,049,160

Franklin Mutual Global Discovery VIP Fund – FTVIPT Class 2 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.985	(a)$9.984	(a)$10.741	(a)$9.445
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.971	(b)$9.943	(b)$10.670	(b)$9.359
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.985	(a)$9.984	(a)$10.741	(a)$9.445	(a)$11.636
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.971	(b)$9.943	(b)$10.670	(b)$9.359	(b)$11.501
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)26,838	(a)81,098	(a)128,739	(a)210,221	(a)229,956
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)41,595	(b)154,174	(b)309,066	(b)486,464	(b)499,920

Franklin Rising Dividends VIP Fund – FTVIPT Class 2 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.467	(a)$10.883	(a)$12.996	(a)$12.219
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.452	(b)$10.838	(b)$12.910	(b)$12.108
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.467	(a)$10.883	(a)$12.996	(a)$12.219	(a)$15.642
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.452	(b)$10.838	(b)$12.910	(b)$12.108	(b)$15.461
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)27,324	(a)89,360	(a)200,827	(a)323,155	(a)414,101
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)58,415	(b)210,230	(b)395,021	(b)542,700	(b)699,212

Franklin Strategic Income VIP Fund – FTVIPT Class 2 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.374	(a)$10.023	(a)$10.381	(a)$10.063
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.359	(b)$9.982	(b)$10.313	(b)$9.971
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.374	(a)$10.023	(a)$10.381	(a)$10.063	(a)$10.771
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.359	(b)$9.982	(b)$10.313	(b)$9.971	(b)$10.646
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)5,651	(a)26,774	(a)56,668	(a)85,192	(a)112,787
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)8,527	(b)34,076	(b)77,920	(b)106,531	(b)151,402

Goldman Sachs VIT Government Money Market Fund – GST Service Class Shares (Inception Date – 5/02/16)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.940	(a)$9.896	(a)$9.947
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.924	(b)$9.855	(b)$9.881
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.940	(a)$9.896	(a)$9.947	(a)$10.038
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.924	(b)$9.855	(b)$9.881	(b)$9.946
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)140,397	(a)254,642	(a)329,771	(a)311,698
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)39,427	(b)81,109	(b)121,985	(b)174,937

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
American General Life Insurance Company
(In All States Except New York) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
Invesco V.I. American Franchise Fund – AVIF Series II Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$12.278	(a)$10.563	(a)$11.864	(a)$16.430	(a)$17.604	(a)$18.266	(a)$18.459	(a)$23.226	(a)$22.111
	(b)$12.033	(b)$10.337	(b)$11.581	(b)$15.998	(b)$17.099	(b)$17.697	(b)$17.840	(b)$22.392	(b)$21.262
Ending AUV	(a)$10.563	(a)$11.864	(a)$16.430	(a)$17.604	(a)$18.266	(a)$18.459	(a)$23.226	(a)$22.111	(a)$29.880
	(b)$10.337	(b)$11.581	(b)$15.998	(b)$17.099	(b)$17.697	(b)$17.840	(b)$22.392	(b)$21.262	(b)$28.661
Ending Number of AUs	(a)3,172	(a)14,257	(a)22,931	(a)26,449	(a)34,624	(a)38,078	(a)38,393	(a)40,917	(a)37,366
	(b)2,616	(b)7,962	(b)18,215	(b)34,518	(b)40,700	(b)45,207	(b)55,280	(b)76,017	(b)75,025

Invesco V.I. American Value – AVIF Series II Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.640	(a)$9.861	(a)$10.714	(a)$9.246
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.626	(b)$9.820	(b)$10.643	(b)$9.162
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.640	(a)$9.861	(a)$10.714	(a)$9.246	(a)$11.422
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.626	(b)$9.820	(b)$10.643	(b)$9.162	(b)$11.290
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)3,412	(a)17,712	(a)33,589	(a)53,973	(a)59,461
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)13,680	(b)61,781	(b)97,771	(b)154,824	(b)196,516

Invesco V.I. Comstock Fund – AVIF Series II Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$14.357	(a)$12.778	(a)$15.052	(a)$20.227	(a)$21.859	(a)$20.311	(a)$23.537	(a)$27.412	(a)$23.794
	(b)$14.024	(b)$12.460	(b)$14.641	(b)$19.626	(b)$21.156	(b)$19.609	(b)$22.667	(b)$26.334	(b)$22.800
Ending AUV	(a)$12.778	(a)$15.052	(a)$20.227	(a)$21.859	(a)$20.311	(a)$23.537	(a)$27.412	(a)$23.794	(a)$29.447
	(b)$12.460	(b)$14.641	(b)$19.626	(b)$21.156	(b)$19.609	(b)$22.667	(b)$26.334	(b)$22.800	(b)$28.147
Ending Number of AUs	(a)422,878	(a)1,265,557	(a)1,951,980	(a)2,377,411	(a)2,553,545	(a)2,259,230	(a)2,128,700	(a)2,096,136	(a)1,863,475
	(b)166,297	(b)465,809	(b)826,537	(b)1,377,449	(b)1,717,111	(b)1,638,627	(b)1,586,358	(b)1,664,850	(b)1,566,099

Invesco V.I. Equity and Income – AVIF Series II Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.464	(a)$10.739	(a)$11.833	(a)$10.580
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.479	(b)$10.783	(b)$11.755	(b)$10.484
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.464	(a)$10.739	(a)$11.833	(a)$10.580	(a)$12.577
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.479	(b)$10.783	(b)$11.755	(b)$10.484	(b)$12.432
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)42,994	(a)129,947	(a)190,958	(a)331,837	(a)418,693
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)31,893	(b)85,847	(b)278,811	(b)433,226	(b)537,713

Invesco V.I. Growth and Income Fund – AVIF Series II Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$16.204	(a)$14.484	(a)$16.406	(a)$21.740	(a)$23.680	(a)$22.679	(a)$26.830	(a)$30.307	(a)$25.939
	(b)$15.799	(b)$14.102	(b)$15.933	(b)$21.060	(b)$22.882	(b)$21.860	(b)$25.797	(b)$29.068	(b)$24.816
Ending AUV	(a)$14.484	(a)$16.406	(a)$21.740	(a)$23.680	(a)$22.679	(a)$26.830	(a)$30.307	(a)$25.939	(a)$32.078
	(b)$14.102	(b)$15.933	(b)$21.060	(b)$22.882	(b)$21.860	(b)$25.797	(b)$29.068	(b)$24.816	(b)$30.613
Ending Number of AUs	(a)487,187	(a)1,470,919	(a)2,124,740	(a)2,477,811	(a)2,568,742	(a)2,246,492	(a)2,188,932	(a)2,166,918	(a)1,892,045
	(b)196,752	(b)544,102	(b)886,374	(b)1,351,814	(b)1,624,831	(b)1,538,148	(b)1,513,706	(b)1,549,068	(b)1,412,679

Lord Abbett Bond Debenture – LASF Class VC Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.413	(a)$10.456	(a)$11.311	(a)$10.754
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.398	(b)$10.413	(b)$11.237	(b)$10.656
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.413	(a)$10.456	(a)$11.311	(a)$10.754	(a)$12.074
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.398	(b)$10.413	(b)$11.237	(b)$10.656	(b)$11.934
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)13,898	(a)51,050	(a)171,542	(a)330,878	(a)524,158
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)15,069	(b)96,583	(b)296,729	(b)490,393	(b)720,575

Lord Abbett Developing Growth – LASF Class VC Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.645	(a)$8.340	(a)$10.734	(a)$11.151
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.631	(b)$8.306	(b)$10.663	(b)$11.049
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.645	(a)$8.340	(a)$10.734	(a)$11.151	(a)$14.554
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.631	(b)$8.306	(b)$10.663	(b)$11.049	(b)$14.385
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)1,732	(a)3,397	(a)4,303	(a)28,839	(a)41,075
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)1,294	(b)13,376	(b)25,845	(b)46,034	(b)62,655

Lord Abbett Growth and Income – LASF Class VC Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$13.438	(a)$11.716	(a)$13.008	(a)$17.512	(a)$18.673	(a)$17.967	(a)$20.844	(a)$23.410	(a)$21.299
	(b)$13.140	(b)$11.440	(b)$12.670	(b)$17.014	(b)$18.098	(b)$17.370	(b)$20.101	(b)$22.519	(b)$20.437
Ending AUV	(a)$11.716	(a)$13.008	(a)$17.512	(a)$18.673	(a)$17.967	(a)$20.844	(a)$23.410	(a)$21.299	(a)$25.843
	(b)$11.440	(b)$12.670	(b)$17.014	(b)$18.098	(b)$17.370	(b)$20.101	(b)$22.519	(b)$20.437	(b)$24.735
Ending Number of AUs	(a)61,706	(a)162,555	(a)240,289	(a)271,231	(a)283,867	(a)250,496	(a)249,137	(a)246,052	(a)217,789
	(b)20,038	(b)70,267	(b)122,398	(b)167,629	(b)191,805	(b)183,010	(b)183,911	(b)195,755	(b)195,890

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
American General Life Insurance Company
(In All States Except New York) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
Lord Abbett Mid Cap Stock – LASF Class VC Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$15.990	(a)$13.869	(a)$15.735	(a)$20.314	(a)$22.441	(a)$21.386	(a)$24.658	(a)$26.095	(a)$21.960
	(b)$15.634	(b)$13.544	(b)$15.329	(b)$19.740	(b)$21.753	(b)$20.678	(b)$23.782	(b)$25.105	(b)$21.074
Ending AUV	(a)$13.869	(a)$15.735	(a)$20.314	(a)$22.441	(a)$21.386	(a)$24.658	(a)$26.095	(a)$21.960	(a)$26.677
	(b)$13.544	(b)$15.329	(b)$19.740	(b)$21.753	(b)$20.678	(b)$23.782	(b)$25.105	(b)$21.074	(b)$25.537
Ending Number of AUs	(a)24,441	(a)39,093	(a)56,450	(a)70,488	(a)78,675	(a)75,552	(a)86,760	(a)108,721	(a)121,957
	(b)8,043	(b)21,620	(b)43,237	(b)82,046	(b)104,648	(b)120,693	(b)165,117	(b)200,762	(b)208,207

Lord Abbett Total Return – LASF Class VC Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.774	(a)$10.094	(a)$10.385	(a)$10.181
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.758	(b)$10.053	(b)$10.317	(b)$10.088
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.774	(a)$10.094	(a)$10.385	(a)$10.181	(a)$10.933
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.758	(b)$10.053	(b)$10.317	(b)$10.088	(b)$10.806
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)11,026	(a)76,458	(a)203,252	(a)301,753	(a)491,129
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)15,390	(b)80,370	(b)262,115	(b)403,938	(b)646,135

SA AB Growth – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$8.868	(a)$7.973	(a)$9.186	(a)$12.475	(a)$14.072	(a)$15.470	(a)$15.716	(a)$20.498	(a)$20.721
	(b)$8.643	(b)$7.761	(b)$8.919	(b)$12.084	(b)$13.597	(b)$14.910	(b)$15.109	(b)$19.658	(b)$19.822
Ending AUV	(a)$7.973	(a)$9.186	(a)$12.475	(a)$14.072	(a)$15.470	(a)$15.716	(a)$20.498	(a)$20.721	(a)$27.616
	(b)$7.761	(b)$8.919	(b)$12.084	(b)$13.597	(b)$14.910	(b)$15.109	(b)$19.658	(b)$19.822	(b)$26.351
Ending Number of AUs	(a)1,215	(a)2,979	(a)7,169	(a)11,322	(a)30,905	(a)24,839	(a)46,624	(a)254,216	(a)212,673
	(b)753	(b)12,322	(b)34,820	(b)84,319	(b)88,805	(b)97,559	(b)104,432	(b)562,790	(b)514,467

SA AB Small & Mid Cap Value Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$12.742	(a)$10.739	(a)$12.584	(a)$17.135	(a)$18.477	(a)$17.191	(a)$21.225	(a)$23.716	(a)$19.891
	(b)$12.582	(b)$10.587	(b)$12.375	(b)$16.808	(b)$18.079	(b)$16.779	(b)$20.665	(b)$23.033	(b)$19.269
Ending AUV	(a)$10.739	(a)$12.584	(a)$17.135	(a)$18.477	(a)$17.191	(a)$21.225	(a)$23.716	(a)$19.891	(a)$23.588
	(b)$10.587	(b)$12.375	(b)$16.808	(b)$18.079	(b)$16.779	(b)$20.665	(b)$23.033	(b)$19.269	(b)$22.794
Ending Number of AUs	(a)177,599	(a)460,187	(a)590,065	(a)670,511	(a)728,165	(a)641,072	(a)633,444	(a)644,488	(a)603,163
	(b)66,272	(b)200,196	(b)270,846	(b)406,620	(b)535,490	(b)491,582	(b)515,053	(b)561,543	(b)555,303

SA Allocation Balanced Portfolio – SST Class 3 Shares (Inception Date – 11/05/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.203
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$11.170
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)274,609
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)105,183

SA Allocation Growth Portfolio – SST Class 3 Shares (Inception Date – 11/05/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.461
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$11.428
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)728,453
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)31,454

SA Allocation Moderate Growth Portfolio – SST Class 3 Shares (Inception Date – 11/05/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.362
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$11.329
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)475,925
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)78,520

SA Allocation Moderate Portfolio – SST Class 3 Shares (Inception Date – 11/05/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.298
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$11.266
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)171,262
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)68,290

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
American General Life Insurance Company
(In All States Except New York) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA Columbia Technology Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$2.535	(a)$2.264	(a)$2.411	(a)$2.999	(a)$3.699	(a)$4.024	(a)$4.645	(a)$6.205	(a)$5.633
	(b)$2.441	(b)$2.185	(b)$2.321	(b)$2.881	(b)$3.545	(b)$3.846	(b)$4.429	(b)$5.901	(b)$5.344
Ending AUV	(a)$2.264	(a)$2.411	(a)$2.999	(a)$3.699	(a)$4.024	(a)$4.645	(a)$6.205	(a)$5.633	(a)$8.654
	(b)$2.185	(b)$2.321	(b)$2.881	(b)$3.545	(b)$3.846	(b)$4.645	(b)$5.901	(b)$5.344	(b)$8.189
Ending Number of AUs	(a)15,580	(a)24,726	(a)29,165	(a)50,669	(a)65,489	(a)69,178	(a)96,111	(a)103,893	(a)97,599
	(b)476	(b)26,486	(b)52,887	(b)115,926	(b)156,305	(b)189,635	(b)254,889	(b)289,272	(b)290,064

SA DFA Ultra Short Bond Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$11.571	(a)$11.462	(a)$11.298	(a)$11.134	(a)$10.971	(a)$10.817	(a)$10.678	(a)$10.626	(a)$10.655
	(b)$11.229	(b)$11.109	(b)$10.923	(b)$10.738	(b)$10.554	(b)$10.380	(b)$10.221	(b)$10.146	(b)$10.148
Ending AUV	(a)$11.462	(a)$11.298	(a)$11.134	(a)$10.971	(a)$10.817	(a)$10.678	(a)$10.626	(a)$10.655	(a)$10.764
	(b)$11.109	(b)$10.923	(b)$10.738	(b)$10.554	(b)$10.380	(b)$10.221	(b)$10.146	(b)$10.148	(b)$10.227
Ending Number of AUs	(a)86,712	(a)18,429	(a)99,066	(a)117,180	(a)158,414	(a)209,497	(a)294,016	(a)337,732	(a)407,314
	(b)6,946	(b)10,863	(b)95,447	(b)128,606	(b)160,116	(b)175,934	(b)203,413	(b)236,714	(b)300,119

SA Dogs of Wall Street Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$16.246	(a)$16.665	(a)$18.742	(a)$25.300	(a)$27.687	(a)$27.922	(a)$32.536	(a)$38.199	(a)$37.626
	(b)$15.829	(b)$16.210	(b)$18.185	(b)$24.487	(b)$26.730	(b)$26.890	(b)$31.256	(b)$36.604	(b)$35.964
Ending AUV	(a)$16.665	(a)$18.742	(a)$25.300	(a)$27.687	(a)$27.922	(a)$32.536	(a)$38.199	(a)$37.626	(a)$46.403
	(b)$16.210	(b)$18.185	(b)$24.487	(b)$26.730	(b)$26.890	(b)$31.256	(b)$36.604	(b)$35.964	(b)$44.243
Ending Number of AUs	(a)2,212	(a)107,479	(a)365,685	(a)515,749	(a)535,438	(a)489,825	(a)470,000	(a)427,513	(a)386,613
	(b)720	(b)29,440	(b)157,518	(b)316,079	(b)394,880	(b)391,637	(b)395,402	(b)368,743	(b)345,000

SA Emerging Markets Equity Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.537
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.523
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.537	(a)$10.011
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.523	(b)$9.969
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)3,570	(a)10,857
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)2,354	(b)29,011

SA Federated Hermes Corporate Bond Portfolio (formerly SA Federated Corporate Bond Portfolio) – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$20.639	(a)$20.981	(a)$23.097	(a)$23.142	(a)$24.193	(a)$23.612	(a)$25.373	(a)$26.735	(a)$25.669
	(b)$20.110	(b)$20.411	(b)$22.413	(b)$22.401	(b)$23.360	(b)$22.742	(b)$24.377	(b)$25.621	(b)$24.539
Ending AUV	(a)$20.981	(a)$23.097	(a)$23.142	(a)$24.193	(a)$23.612	(a)$25.373	(a)$26.735	(a)$25.669	(a)$29.138
	(b)$20.411	(b)$22.413	(b)$22.401	(b)$23.360	(b)$22.742	(b)$24.377	(b)$25.621	(b)$24.539	(b)$27.784
Ending Number of AUs	(a)209,299	(a)723,026	(a)1,643,661	(a)2,097,613	(a)2,176,349	(a)2,136,225	(a)2,280,490	(a)2,107,677	(a)2,035,406
	(b)76,302	(b)269,050	(b)642,161	(b)1,043,917	(b)1,291,447	(b)1,333,545	(b)1,412,951	(b)1,347,316	(b)1,334,182

SA Fidelity Institutional AM® International Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/01/19)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.102
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$11.083
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0

SA Fidelity Institutional AM® Real Estate Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$30.525	(a)$29.272	(a)$33.907	(a)$32.804	(a)$42.063	(a)$42.320	(a)$45.424	(a)$47.301	(a)$43.691
	(b)$29.758	(b)$28.498	(b)$32.929	(b)$31.778	(b)$40.646	(b)$40.792	(b)$43.675	(b)$45.366	(b)$41.799
Ending AUV	(a)$29.272	(a)$33.907	(a)$32.804	(a)$42.063	(a)$42.320	(a)$45.424	(a)$47.301	(a)$43.691	(a)$54.514
	(b)$28.498	(b)$32.929	(b)$31.778	(b)$40.646	(b)$40.792	(b)$43.675	(b)$45.366	(b)$41.799	(b)$52.023
Ending Number of AUs	(a)34,676	(a)109,524	(a)181,994	(a)150,791	(a)140,071	(a)133,613	(a)136,072	(a)125,962	(a)107,985
	(b)12,111	(b)45,604	(b)82,475	(b)78,828	(b)79,882	(b)80,062	(b)83,745	(b)82,057	(b)76,869

SA Fixed Income Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.106
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.089
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.106	(a)$10.891
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.089	(b)$10.845
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)3,065	(a)24,476
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)16,590	(b)39,918

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
American General Life Insurance Company
(In All States Except New York) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA Fixed Income Intermediate Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.139
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.122
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.139	(a)$10.643
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.122	(b)$10.599
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)30,492
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)7,140	(b)21,121

SA Franklin Small Company Value Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$10.762	(a)$9.644	(a)$11.231	(a)$15.023	(a)$14.847	(a)$13.577	(a)$17.558	(a)$19.052	(a)$16.417
	(b)$10.628	(b)$9.508	(b)$11.046	(b)$14.739	(b)$14.529	(b)$13.253	(b)$17.097	(b)$18.506	(b)$15.906
Ending AUV	(a)$9.644	(a)$11.231	(a)$15.023	(a)$14.847	(a)$13.577	(a)$17.558	(a)$19.052	(a)$16.417	(a)$20.519
	(b)$9.508	(b)$11.046	(b)$14.739	(b)$14.529	(b)$13.253	(b)$17.097	(b)$18.506	(b)$15.906	(b)$19.830
Ending Number of AUs	(a)223,090	(a)588,617	(a)644,564	(a)752,283	(a)816,515	(a)674,006	(a)674,906	(a)676,466	(a)594,417
	(b)83,489	(b)217,286	(b)260,982	(b)402,830	(b)523,723	(b)470,920	(b)504,240	(b)539,278	(b)511,474

SA Global Index Allocation 60/40 Portfolio – SAST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.359
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.344
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.359	(a)$10.927
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.344	(b)$10.882
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)28,567	(a)231,890
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)28,642	(b)82,046

SA Global Index Allocation 75/25 Portfolio – SAST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.172
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.157
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.172	(a)$10.937
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.157	(b)$10.891
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)79,130	(a)267,867
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)39,965	(b)64,903

SA Global Index Allocation 90/10 Portfolio – SAST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.970
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.955
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.970	(a)$10.928
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.955	(b)$10.882
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)111,187	(a)387,515
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)8,111	(b)34,394

SA Goldman Sachs Global Bond Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$17.798	(a)$18.000	(a)$18.476	(a)$17.609	(a)$17.340	(a)$16.641	(a)$16.658	(a)$17.581	(a)$16.941
	(b)$17.353	(b)$17.517	(b)$17.936	(b)$17.052	(b)$16.749	(b)$16.034	(b)$16.011	(b)$16.856	(b)$16.201
Ending AUV	(a)$18.000	(a)$18.476	(a)$17.609	(a)$17.340	(a)$16.641	(a)$16.658	(a)$17.581	(a)$16.941	(a)$17.890
	(b)$17.517	(b)$17.936	(b)$17.052	(b)$16.749	(b)$16.034	(b)$16.011	(b)$16.856	(b)$16.201	(b)$17.066
Ending Number of AUs	(a)54,780	(a)212,230	(a)616,331	(a)922,393	(a)1,016,965	(a)1,080,180	(a)1,171,871	(a)1,086,821	(a)1,111,785
	(b)29,682	(b)101,468	(b)283,116	(b)560,765	(b)740,456	(b)803,356	(b)839,351	(b)795,075	(b)820,098

SA Goldman Sachs Multi-Asset Insights Portfolio – SAST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.169
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.153
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.169	(a)$10.791
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.153	(b)$10.746
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)2,088	(a)31,433
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)3,263

SA Index Allocation 60/40 Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.544
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.528
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.544	(a)$11.304
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.528	(b)$11.257
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)103,710	(a)464,738
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)45,292	(b)145,048

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
American General Life Insurance Company
(In All States Except New York) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA Index Allocation 80/20 Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.328
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.312
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.328	(a)$11.424
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.312	(b)$11.377
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)189,094	(a)695,635
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)10,401	(b)68,718

SA Index Allocation 90/10 Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.208
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.192
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.208	(a)$11.450
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.192	(b)$11.402
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)235,329	(a)1,182,786
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)13,748	(b)83,322

SA International Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.484
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.470
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.484	(a)$10.157
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.470	(b)$10.114
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)363
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)4,658	(b)19,295

SA Invesco Growth Opportunities Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$7.018	(a)$5.992	(a)$6.960	(a)$9.477	(a)$9.713	(a)$9.534	(a)$9.790	(a)$12.077	(a)$11.362
	(b)$7.243	(b)$6.175	(b)$7.155	(b)$9.718	(b)$9.935	(b)$9.727	(b)$9.963	(b)$12.260	(b)$11.506
Ending AUV	(a)$5.992	(a)$6.960	(a)$9.477	(a)$9.713	(a)$9.534	(a)$9.790	(a)$12.077	(a)$11.362	(a)$14.484
	(b)$6.175	(b)$7.155	(b)$9.718	(b)$9.935	(b)$9.727	(b)$9.963	(b)$12.260	(b)$11.506	(b)$14.631
Ending Number of AUs	(a)184,748	(a)588,293	(a)728,766	(a)750,412	(a)725,710	(a)714,206	(a)640,602	(a)590,311	(a)501,595
	(b)57,026	(b)205,912	(b)306,047	(b)357,455	(b)374,920	(b)368,685	(b)349,801	(b)345,875	(b)324,917

SA Invesco VCP Equity-Income Portfolio – SAST Class 3 Shares (Inception Date – 4/30/13)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.845	(a)$11.466	(a)$12.477	(a)$13.594	(a)$12.095
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$11.795	(b)$11.390	(b)$12.363	(b)$13.436	(b)$11.925
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.466	(a)$12.477	(a)$13.594	(a)$12.095	(a)$14.013
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$11.390	(b)$12.363	(b)$13.436	(b)$11.925	(b)$13.781
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)3,077,085	(a)7,321,627	(a)8,049,172	(a)7,879,649
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)220,800	(b)465,032	(b)481,514	(b)470,750

SA Janus Focused Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$10.965	(a)$9.987	(a)$10.979	(a)$14.612	(a)$16.060	(a)$15.911	(a)$15.494	(a)$19.926	(a)$19.943
	(b)$10.829	(b)$9.851	(b)$10.801	(b)$14.341	(b)$15.722	(b)$15.537	(b)$15.092	(b)$19.361	(b)$19.328
Ending AUV	(a)$9.987	(a)$10.979	(a)$14.612	(a)$16.060	(a)$15.911	(a)$15.494	(a)$19.926	(a)$19.943	(a)$26.856
	(b)$9.851	(b)$10.801	(b)$14.341	(b)$15.722	(b)$15.537	(b)$15.092	(b)$19.361	(b)$19.328	(b)$25.964
Ending Number of AUs	(a)32,760	(a)118,980	(a)445,538	(a)635,727	(a)662,485	(a)687,559	(a)596,463	(a)523,603	(a)434,306
	(b)10,869	(b)51,805	(b)198,078	(b)401,794	(b)501,030	(b)540,364	(b)482,343	(b)443,952	(b)390,113

SA JPMorgan Diversified Balanced Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$10.666	(a)$10.211	(a)$11.414	(a)$13.475	(a)$14.838	(a)$14.665	(a)$15.529	(a)$17.578	(a)$16.024
	(b)$10.329	(b)$9.877	(b)$11.013	(b)$12.970	(b)$14.246	(b)$14.045	(b)$14.835	(b)$16.751	(b)$15.232
Ending AUV	(a)$10.211	(a)$11.414	(a)$13.475	(a)$14.838	(a)$14.665	(a)$15.529	(a)$17.578	(a)$16.024	(a)$18.844
	(b)$9.877	(b)$11.013	(b)$12.970	(b)$14.246	(b)$14.045	(b)$14.835	(b)$16.751	(b)$15.232	(b)$17.867
Ending Number of AUs	(a)45,572	(a)156,951	(a)211,880	(a)316,139	(a)372,500	(a)388,729	(a)410,314	(a)462,565	(a)622,616
	(b)22,478	(b)85,495	(b)171,915	(b)281,148	(b)474,563	(b)579,315	(b)640,597	(b)683,741	(b)710,666

SA JPMorgan Emerging Markets Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$30.757	(a)$21.511	(a)$25.240	(a)$24.095	(a)$22.406	(a)$18.978	(a)$20.759	(a)$29.185	(a)$23.250
	(b)$30.036	(b)$20.985	(b)$24.562	(b)$23.389	(b)$21.695	(b)$18.330	(b)$20.000	(b)$28.048	(b)$22.288
Ending AUV	(a)$21.511	(a)$25.240	(a)$24.095	(a)$22.406	(a)$18.978	(a)$20.759	(a)$29.185	(a)$23.250	(a)$27.820
	(b)$20.985	(b)$24.562	(b)$23.389	(b)$21.695	(b)$18.330	(b)$20.000	(b)$28.048	(b)$22.288	(b)$26.603
Ending Number of AUs	(a)14,205	(a)44,043	(a)154,230	(a)241,521	(a)298,871	(a)288,183	(a)240,855	(a)271,496	(a)262,259
	(b)4,925	(b)20,914	(b)81,004	(b)186,008	(b)269,669	(b)281,056	(b)261,345	(b)306,350	(b)321,697

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
American General Life Insurance Company
(In All States Except New York) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA JPMorgan Equity-Income Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$9.848	(a)$9.621	(a)$10.813	(a)$14.078	(a)$15.872	(a)$15.341	(a)$17.516	(a)$20.473	(a)$19.328
	(b)$9.550	(b)$9.319	(b)$10.447	(b)$13.567	(b)$15.258	(b)$14.711	(b)$16.755	(b)$19.534	(b)$18.395
Ending AUV	(a)$9.621	(a)$10.813	(a)$14.078	(a)$15.872	(a)$15.341	(a)$17.516	(a)$20.473	(a)$19.328	(a)$24.283
	(b)$9.319	(b)$10.447	(b)$13.567	(b)$15.258	(b)$14.711	(b)$16.755	(b)$19.534	(b)$18.395	(b)$23.054
Ending Number of AUs	(a)122,533	(a)527,638	(a)1,499,138	(a)2,006,971	(a)2,131,236	(a)1,967,339	(a)1,841,575	(a)1,745,010	(a)1,620,608
	(b)48,299	(b)233,062	(b)687,368	(b)1,275,785	(b)1,642,236	(b)1,598,967	(b)1,564,731	(b)1,554,708	(b)1,531,142

SA JPMorgan Global Equities Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$10.629	(a)$8.628	(a)$9.964	(a)$12.426	(a)$12.792	(a)$12.484	(a)$13.034	(a)$16.014	(a)$14.069
	(b)$10.397	(b)$8.427	(b)$9.708	(b)$12.076	(b)$12.401	(b)$12.073	(b)$12.573	(b)$15.409	(b)$13.503
Ending AUV	(a)$8.628	(a)$9.964	(a)$12.426	(a)$12.792	(a)$12.484	(a)$13.034	(a)$16.014	(a)$14.069	(a)$16.663
	(b)$8.427	(b)$9.708	(b)$12.076	(b)$12.401	(b)$12.073	(b)$12.573	(b)$15.409	(b)$13.503	(b)$15.954
Ending Number of AUs	(a)4,043	(a)21,471	(a)46,645	(a)84,204	(a)101,291	(a)104,975	(a)104,932	(a)115,621	(a)123,832
	(b)339	(b)4,336	(b)34,239	(b)86,713	(b)127,560	(b)128,884	(b)131,878	(b)151,371	(b)169,418

SA JPMorgan MFS Core Bond Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$18.838	(a)$19.529	(a)$20.700	(a)$19.719	(a)$20.421	(a)$20.154	(a)$20.585	(a)$21.144	(a)$20.796
	(b)$18.374	(b)$19.022	(b)$20.112	(b)$19.112	(b)$19.743	(b)$19.436	(b)$19.802	(b)$20.289	(b)$19.905
Ending AUV	(a)$19.529	(a)$20.700	(a)$19.719	(a)$20.421	(a)$20.154	(a)$20.585	(a)$21.144	(a)$20.796	(a)$22.461
	(b)$19.022	(b)$20.112	(b)$19.112	(b)$19.743	(b)$19.436	(b)$19.802	(b)$20.289	(b)$19.905	(b)$21.445
Ending Number of AUs	(a)651,411	(a)2,046,081	(a)3,652,218	(a)4,368,175	(a)4,419,989	(a)4,516,638	(a)4,972,445	(a)4,498,870	(a)4,611,186
	(b)255,924	(b)764,908	(b)1,418,803	(b)2,120,546	(b)2,489,589	(b)2,620,212	(b)2,808,549	(b)2,700,731	(b)2,866,173

SA JPMorgan Mid-Cap Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$11.022	(a)$9.342	(a)$10.712	(a)$15.075	(a)$16.573	(a)$16.864	(a)$16.697	(a)$21.390	(a)$20.102
	(b)$10.745	(b)$9.092	(b)$10.399	(b)$14.598	(b)$16.009	(b)$16.249	(b)$16.048	(b)$20.508	(b)$19.224
Ending AUV	(a)$9.342	(a)$10.712	(a)$15.075	(a)$16.573	(a)$16.864	(a)$16.697	(a)$21.390	(a)$20.102	(a)$27.727
	(b)$9.092	(b)$10.399	(b)$14.598	(b)$16.009	(b)$16.249	(b)$16.048	(b)$20.508	(b)$19.224	(b)$26.450
Ending Number of AUs	(a)296,738	(a)893,032	(a)876,519	(a)832,001	(a)784,378	(a)790,657	(a)703,517	(a)693,238	(a)604,626
	(b)117,515	(b)321,811	(b)371,588	(b)423,543	(b)446,551	(b)480,549	(b)490,688	(b)569,522	(b)577,878

SA Large Cap Growth Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.604
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.588
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.604	(a)$12.405
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.588	(b)$12.354
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)708	(a)7,514
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)1,529	(b)11,617

SA Large Cap Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.499
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.483
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.499	(a)$12.290
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.483	(b)$12.239
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)1,138	(a)28,094
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)10,342	(b)48,897

SA Large Cap Value Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.312
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.297
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.312	(a)$12.106
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.297	(b)$12.056
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)967	(a)1,391
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)1,576	(b)8,373

SA Legg Mason BW Large Cap Value Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$15.617	(a)$13.819	(a)$15.390	(a)$20.329	(a)$21.440	(a)$21.462	(a)$24.302	(a)$28.953	(a)$26.138
	(b)$15.218	(b)$13.442	(b)$14.933	(b)$19.675	(b)$20.699	(b)$20.669	(b)$23.345	(b)$27.744	(b)$24.983
Ending AUV	(a)$13.819	(a)$15.390	(a)$20.329	(a)$21.440	(a)$21.462	(a)$24.302	(a)$28.953	(a)$26.138	(a)$32.463
	(b)$13.442	(b)$14.933	(b)$19.675	(b)$20.699	(b)$20.669	(b)$23.345	(b)$27.744	(b)$24.983	(b)$30.952
Ending Number of AUs	(a)105,832	(a)325,559	(a)747,623	(a)1,013,524	(a)1,030,432	(a)948,435	(a)876,808	(a)853,909	(a)748,705
	(b)46,028	(b)156,838	(b)364,787	(b)642,480	(b)768,714	(b)749,392	(b)698,940	(b)732,762	(b)670,207

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
American General Life Insurance Company
(In All States Except New York) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA Legg Mason Tactical Opportunities Portfolio – SAST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.408
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.392
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.408	(a)$11.023
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.392	(b)$10.977
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)5,641	(a)72,938
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)6,581

SA MFS Blue Chip Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$6.662	(a)$5.841	(a)$6.439	(a)$8.524	(a)$9.427	(a)$9.723	(a)$10.217	(a)$12.825	(a)$12.006
	(b)$6.449	(b)$5.647	(b)$6.210	(b)$8.201	(b)$9.046	(b)$9.307	(b)$9.756	(b)$12.215	(b)$11.407
Ending AUV	(a)$5.841	(a)$6.439	(a)$8.524	(a)$9.427	(a)$9.723	(a)$10.217	(a)$12.825	(a)$12.006	(a)$15.683
	(b)$5.647	(b)$6.210	(b)$8.201	(b)$9.046	(b)$9.307	(b)$9.756	(b)$12.215	(b)$11.407	(b)$14.863
Ending Number of AUs	(a)47,145	(a)79,716	(a)100,986	(a)387,968	(a)581,642	(a)635,606	(a)613,881	(a)661,925	(a)643,520
	(b)15,429	(b)42,508	(b)100,949	(b)560,366	(b)909,920	(b)1,035,192	(b)1,031,539	(b)1,093,563	(b)1,082,769

SA MFS Massachusetts Investors Trust Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$11.937	(a)$10.731	(a)$12.633	(a)$16.455	(a)$18.027	(a)$17.851	(a)$19.162	(a)$23.367	(a)$21.840
	(b)$11.493	(b)$10.313	(b)$12.112	(b)$15.736	(b)$17.196	(b)$16.986	(b)$18.188	(b)$22.125	(b)$20.626
Ending AUV	(a)$10.731	(a)$12.633	(a)$16.455	(a)$18.027	(a)$17.851	(a)$19.162	(a)$23.367	(a)$21.840	(a)$28.448
	(b)$10.313	(b)$12.112	(b)$15.736	(b)$17.196	(b)$16.986	(b)$18.188	(b)$22.125	(b)$20.626	(b)$26.800
Ending Number of AUs	(a)374,486	(a)1,213,283	(a)2,263,470	(a)2,791,546	(a)2,815,427	(a)2,680,860	(a)2,436,854	(a)2,251,885	(a)1,923,611
	(b)152,649	(b)471,429	(b)994,222	(b)1,630,750	(b)1,908,343	(b)1,924,662	(b)1,778,057	(b)1,743,517	(b)1,576,317

SA MFS Total Return Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$17.107	(a)$16.312	(a)$17.942	(a)$21.098	(a)$22.607	(a)$22.235	(a)$23.963	(a)$26.573	(a)$24.743
	(b)$16.673	(b)$15.869	(b)$17.410	(b)$20.422	(b)$21.828	(b)$21.415	(b)$23.022	(b)$25.466	(b)$23.653
Ending AUV	(a)$16.312	(a)$17.942	(a)$21.098	(a)$22.607	(a)$22.235	(a)$23.963	(a)$26.573	(a)$24.743	(a)$29.425
	(b)$15.869	(b)$17.410	(b)$20.422	(b)$21.828	(b)$21.415	(b)$23.022	(b)$25.466	(b)$23.653	(b)$28.058
Ending Number of AUs	(a)56,871	(a)305,199	(a)525,644	(a)604,971	(a)626,461	(a)585,943	(a)603,989	(a)644,396	(a)715,862
	(b)23,457	(b)130,424	(b)281,788	(b)422,567	(b)521,489	(b)556,811	(b)580,633	(b)641,294	(b)686,119

SA Mid Cap Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.876
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.861
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.876	(a)$11.007
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.861	(b)$10.961
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)3,354	(a)17,388
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)21,722	(b)56,422

SA Morgan Stanley International Equities Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$10.002	(a)$7.748	(a)$8.984	(a)$10.708	(a)$9.686	(a)$9.596	(a)$9.297	(a)$11.487	(a)$9.769
	(b)$9.757	(b)$7.551	(b)$8.733	(b)$10.384	(b)$9.369	(b)$9.259	(b)$8.947	(b)$11.028	(b)$9.355
Ending AUV	(a)$7.748	(a)$8.984	(a)$10.708	(a)$9.686	(a)$9.596	(a)$9.297	(a)$11.487	(a)$9.769	(a)$11.631
	(b)$7.551	(b)$8.733	(b)$10.384	(b)$9.369	(b)$9.259	(b)$8.947	(b)$11.028	(b)$9.355	(b)$11.110
Ending Number of AUs	(a)4,630	(a)107,738	(a)463,229	(a)689,897	(a)719,726	(a)803,169	(a)737,043	(a)755,813	(a)694,006
	(b)3,042	(b)44,344	(b)217,770	(b)366,009	(b)498,020	(b)612,654	(b)579,785	(b)614,741	(b)589,501

SA Oppenheimer Main Street Large Cap Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$12.830	(a)$12.055	(a)$13.919	(a)$18.047	(a)$19.694	(a)$20.043	(a)$22.113	(a)$25.537	(a)$23.240
	(b)$12.508	(b)$11.747	(b)$13.529	(b)$17.498	(b)$19.047	(b)$19.336	(b)$21.281	(b)$24.514	(b)$22.253
Ending AUV	(a)$12.055	(a)$13.919	(a)$18.047	(a)$19.694	(a)$20.043	(a)$22.113	(a)$25.537	(a)$23.240	(a)$30.289
	(b)$11.747	(b)$13.529	(b)$17.498	(b)$19.047	(b)$19.336	(b)$21.281	(b)$24.514	(b)$22.253	(b)$28.931
Ending Number of AUs	(a)549	(a)63,131	(a)449,566	(a)682,603	(a)703,926	(a)670,908	(a)644,973	(a)619,731	(a)529,153
	(b)256	(b)23,090	(b)201,974	(b)458,747	(b)569,826	(b)585,839	(b)571,328	(b)569,146	(b)512,237

SA PGI Asset Allocation Portfolio – AST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$16.239	(a)$15.279	(a)$16.900	(a)$19.686	(a)$20.903	(a)$20.297	(a)$22.217	(a)$24.972	(a)$23.556
	(b)$15.831	(b)$14.893	(b)$16.432	(b)$19.093	(b)$20.222	(b)$19.588	(b)$21.386	(b)$23.978	(b)$22.562
Ending AUV	(a)$15.279	(a)$16.900	(a)$19.686	(a)$20.903	(a)$20.297	(a)$22.217	(a)$24.972	(a)$23.556	(a)$28.048
	(b)$14.893	(b)$16.432	(b)$19.093	(b)$20.222	(b)$19.588	(b)$21.386	(b)$23.978	(b)$22.562	(b)$26.798
Ending Number of AUs	(a)30,480	(a)80,514	(a)100,367	(a)114,679	(a)121,925	(a)108,299	(a)78,457	(a)95,450	(a)84,154
	(b)9,141	(b)28,373	(b)36,872	(b)75,611	(b)104,556	(b)104,011	(b)113,295	(b)108,930	(b)95,606

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
American General Life Insurance Company
(In All States Except New York) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA PineBridge High-Yield Bond Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$17.044	(a)$16.585	(a)$19.171	(a)$20.441	(a)$20.368	(a)$19.261	(a)$22.505	(a)$24.402	(a)$23.189
	(b)$16.634	(b)$16.160	(b)$18.633	(b)$19.818	(b)$19.698	(b)$18.580	(b)$21.656	(b)$23.423	(b)$22.202
Ending AUV	(a)$16.585	(a)$19.171	(a)$20.441	(a)$20.368	(a)$19.261	(a)$22.505	(a)$24.402	(a)$23.189	(a)$26.291
	(b)$16.160	(b)$18.633	(b)$19.818	(b)$19.698	(b)$18.580	(b)$21.656	(b)$23.423	(b)$22.202	(b)$25.110
Ending Number of AUs	(a)25,720	(a)119,103	(a)344,281	(a)482,720	(a)536,611	(a)495,534	(a)503,834	(a)468,145	(a)445,375
	(b)16,822	(b)73,704	(b)169,023	(b)329,651	(b)431,116	(b)424,339	(b)441,912	(b)416,105	(b)406,243

SA Putnam Asset Allocation Diversified Growth Portfolio – SST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.042
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.980
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.042	(a)$13.105
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.980	(b)$12.998
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)55,136	(a)105,396
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)2,978	(b)4,836

SA Putnam International Growth and Income Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$12.601	(a)$9.805	(a)$11.751	(a)$14.170	(a)$12.678	(a)$12.325	(a)$12.362	(a)$15.207	(a)$12.379
	(b)$12.288	(b)$9.552	(b)$11.419	(b)$13.735	(b)$12.258	(b)$11.887	(b)$11.893	(b)$14.594	(b)$11.849
Ending AUV	(a)$9.805	(a)$11.751	(a)$14.170	(a)$12.678	(a)$12.325	(a)$12.362	(a)$15.207	(a)$12.379	(a)$14.718
	(b)$9.552	(b)$11.419	(b)$13.735	(b)$12.258	(b)$11.887	(b)$11.893	(b)$14.594	(b)$11.849	(b)$14.053
Ending Number of AUs	(a)2,783	(a)5,601	(a)23,369	(a)32,349	(a)39,618	(a)44,466	(a)46,741	(a)49,026	(a)52,873
	(b)7,614	(b)11,082	(b)12,991	(b)39,237	(b)55,760	(b)65,697	(b)73,186	(b)83,947	(b)85,388

SA Small Cap Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.711
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.696
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.711	(a)$10.742
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.696	(b)$10.698
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)9,411	(a)27,293
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)24,771	(b)37,464

SA T. Rowe Price Asset Allocation Growth Portfolio – SAST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.366
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.350
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.366	(a)$11.528
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.350	(b)$11.479
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)362,627	(a)1,677,238
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)57,773	(b)286,775

SA T. Rowe Price VCP Balanced Portfolio – SAST Class 3 Shares (Inception Date – 1/25/16)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.623	(a)$12.513	(a)$11.514
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.598	(b)$12.452	(b)$11.430
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.623	(a)$12.513	(a)$11.514	(a)$13.946
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.598	(b)$12.452	(b)$11.430	(b)$13.809
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)4,005,335	(a)9,133,787	(a)9,879,632	(a)9,264,576
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)367,667	(b)643,177	(b)739,629	(b)746,214

SA Templeton Foreign Value Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$10.932	(a)$8.512	(a)$10.058	(a)$12.263	(a)$11.301	(a)$10.647	(a)$10.669	(a)$12.837	(a)$10.635
	(b)$10.797	(b)$8.394	(b)$9.894	(b)$12.033	(b)$11.061	(b)$10.395	(b)$10.391	(b)$12.470	(b)$10.305
Ending AUV	(a)$8.512	(a)$10.058	(a)$12.263	(a)$11.301	(a)$10.647	(a)$10.669	(a)$12.837	(a)$10.635	(a)$11.787
	(b)$8.394	(b)$9.894	(b)$12.033	(b)$11.061	(b)$10.395	(b)$10.391	(b)$12.470	(b)$10.305	(b)$11.394
Ending Number of AUs	(a)835,489	(a)2,423,961	(a)3,220,562	(a)3,953,023	(a)4,039,859	(a)4,032,495	(a)3,641,801	(a)3,695,786	(a)3,518,848
	(b)317,609	(b)880,087	(b)1,322,971	(b)1,931,911	(b)2,212,946	(b)2,310,650	(b)2,149,142	(b)2,237,360	(b)2,208,919

SA VCP Dynamic Allocation Portfolio – SAST Class 3 Shares (Inception Date – 4/30/12)
Beginning AUV	(a)N/A	(a)$10.451	(a)$10.569	(a)$12.264	(a)$12.673	(a)$11.906	(a)$12.325	(a)$14.644	(a)$13.515
	(b)N/A	(b)$10.451	(b)$10.550	(b)$12.211	(b)$12.587	(b)$11.796	(b)$12.181	(b)$14.437	(b)$13.290
Ending AUV	(a)N/A	(a)$10.569	(a)$12.264	(a)$12.673	(a)$11.906	(a)$12.325	(a)$14.644	(a)$13.515	(a)$16.118
	(b)N/A	(b)$10.550	(b)$12.211	(b)$12.587	(b)$11.796	(b)$12.181	(b)$14.437	(b)$13.290	(b)$15.810
Ending Number of AUs	(a)N/A	(a)5,609,641	(a)22,759,645	(a)65,177,439	(a)110,174,062	(a)125,411,881	(a)123,936,638	(a)119,746,259	(a)111,905,259
	(b)N/A	(b)1,127,815	(b)4,566,012	(b)12,590,702	(b)17,201,515	(b)17,682,377	(b)17,123,093	(b)16,318,440	(b)15,151,128

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
American General Life Insurance Company
(In All States Except New York) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA Wellington Capital Appreciation Portfolio – AST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$19.597	(a)$15.803	(a)$19.346	(a)$25.964	(a)$29.565	(a)$31.762	(a)$32.007	(a)$41.993	(a)$41.181
	(b)$19.084	(b)$15.371	(b)$18.770	(b)$25.128	(b)$28.542	(b)$30.587	(b)$30.745	(b)$40.238	(b)$39.361
Ending AUV	(a)$15.803	(a)$19.346	(a)$25.964	(a)$29.565	(a)$31.762	(a)$32.007	(a)$41.993	(a)$41.181	(a)$53.372
	(b)$15.371	(b)$18.770	(b)$25.128	(b)$28.542	(b)$30.587	(b)$30.745	(b)$40.238	(b)$39.361	(b)$50.885
Ending Number of AUs	(a)87,337	(a)229,299	(a)711,853	(a)953,738	(a)922,435	(a)924,955	(a)809,018	(a)741,198	(a)646,113
	(b)33,688	(b)102,113	(b)340,908	(b)630,593	(b)756,847	(b)850,690	(b)809,846	(b)783,732	(b)744,793

SA Wellington Government and Quality Bond Portfolio – AST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$16.109	(a)$16.858	(a)$17.288	(a)$16.726	(a)$17.381	(a)$17.266	(a)$17.311	(a)$17.619	(a)$17.415
	(b)$15.704	(b)$16.406	(b)$16.783	(b)$16.196	(b)$16.788	(b)$16.636	(b)$16.638	(b)$16.892	(b)$16.655
Ending AUV	(a)$16.858	(a)$17.288	(a)$16.726	(a)$17.381	(a)$17.266	(a)$17.311	(a)$17.619	(a)$17.415	(a)$18.468
	(b)$16.406	(b)$16.783	(b)$16.196	(b)$16.788	(b)$16.636	(b)$16.638	(b)$16.892	(b)$16.655	(b)$17.617
Ending Number of AUs	(a)534,665	(a)2,089,739	(a)3,915,320	(a)4,559,597	(a)4,530,043	(a)4,589,822	(a)4,896,427	(a)4,325,748	(a)4,366,041
	(b)215,470	(b)713,384	(b)1,456,613	(b)2,105,655	(b)2,405,527	(b)2,620,478	(b)2,789,416	(b)2,590,655	(b)2,703,358

SA Wellington Real Return Portfolio – Seasons Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$11.949	(a)$12.229	(a)$12.572	(a)$11.801	(a)$11.881	(a)$11.609	(a)$11.925	(a)$12.040	(a)$11.901
	(b)$11.971	(b)$12.234	(b)$12.546	(b)$11.747	(b)$11.797	(b)$11.498	(b)$11.781	(b)$11.866	(b)$11.699
Ending AUV	(a)$12.229	(a)$12.572	(a)$11.801	(a)$11.881	(a)$11.609	(a)$11.925	(a)$12.040	(a)$11.901	(a)$12.441
	(b)$12.234	(b)$12.546	(b)$11.747	(b)$11.797	(b)$11.498	(b)$11.781	(b)$11.866	(b)$11.699	(b)$12.200
Ending Number of AUs	(a)208,508	(a)812,988	(a)2,205,540	(a)3,008,007	(a)3,053,939	(a)3,131,694	(a)3,866,096	(a)3,441,672	(a)3,544,260
	(b)77,601	(b)322,975	(b)872,348	(b)1,452,755	(b)1,651,271	(b)1,721,043	(b)1,805,922	(b)1,656,550	(b)1,689,719

SA Wellington Strategic Multi-Asset Portfolio – AST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.417
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.358
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.417	(a)$12.266
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.358	(b)$12.166
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)25,858	(a)169,226
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)4,604	(b)44,693

SA WellsCap Aggressive Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$9.186	(a)$8.071	(a)$9.268	(a)$13.091	(a)$13.006	(a)$12.698	(a)$13.473	(a)$17.252	(a)$15.887
	(b)$9.027	(b)$7.920	(b)$9.072	(b)$12.782	(b)$12.667	(b)$12.337	(b)$13.057	(b)$16.677	(b)$15.320
Ending AUV	(a)$8.071	(a)$9.268	(a)$13.091	(a)$13.006	(a)$12.698	(a)$13.473	(a)$17.252	(a)$15.887	(a)$21.864
	(b)$7.920	(b)$9.072	(b)$12.782	(b)$12.667	(b)$12.337	(b)$13.057	(b)$16.677	(b)$15.320	(b)$21.031
Ending Number of AUs	(a)6,372	(a)47,170	(a)8,558	(a)14,412	(a)15,158	(a)17,452	(a)19,767	(a)24,630	(a)26,918
	(b)1,192	(b)4,060	(b)10,511	(b)28,594	(b)34,153	(b)47,693	(b)57,129	(b)55,829	(b)59,657

Templeton Global Bond VIP Fund – FTVIPT Class 2 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.390	(a)$9.551	(a)$9.683	(a)$9.776
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.405	(b)$9.590	(b)$9.619	(b)$9.687
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.390	(a)$9.551	(a)$9.683	(a)$9.776	(a)$9.879
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.405	(b)$9.590	(b)$9.619	(b)$9.687	(b)$9.765
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)8,710	(a)54,697	(a)39,009	(a)70,764	(a)104,387
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)4,627	(b)23,841	(b)104,385	(b)142,516	(b)178,151

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
American General Life Insurance Company
(In All States Except New York)

Variable Portfolios – AFIS Class 2 Shares	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
American Funds Asset Allocation* – AFIS Class 2 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$17.947	(a)$16.830	(a)$19.369	(a)$23.733	(a)$24.777	(a)$24.886	(a)$26.971	(a)$31.053	(a)$29.341
	(b)$17.578	(b)$16.462	(b)$18.899	(b)$23.099	(b)$24.055	(b)$24.100	(b)$26.055	(b)$29.923	(b)$28.203
Ending AUV	(a)$16.830	(a)$19.369	(a)$23.733	(a)$24.777	(a)$24.886	(a)$26.971	(a)$31.053	(a)$29.341	(a)$35.234
	(b)$16.462	(b)$18.899	(b)$23.099	(b)$24.055	(b)$24.100	(b)$26.055	(b)$29.923	(b)$28.203	(b)$33.783
Ending Number of AUs	(a)65,422	(a)283,275	(a)415,259	(a)674,117	(a)737,684	(a)714,063	(a)703,258	(a)654,948	(a)614,102
	(b)42,796	(b)176,845	(b)302,924	(b)603,355	(b)759,508	(b)758,729	(b)725,126	(b)707,496	(b)650,217

American Funds Global Growth* – AFIS Class 2 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$26.449	(a)$21.959	(a)$26.658	(a)$34.113	(a)$34.572	(a)$36.621	(a)$36.501	(a)$47.53	(a)$42.825
	(b)$25.903	(b)$21.466	(b)$25.995	(b)$33.182	(b)$33.544	(b)$35.443	(b)$35.239	(b)$45.78	(b)$41.138
Ending AUV	(a)$21.959	(a)$26.658	(a)$34.113	(a)$34.572	(a)$36.621	(a)$36.501	(a)$47.53	(a)$42.825	(a)$57.385
	(b)$21.466	(b)$25.995	(b)$33.182	(b)$33.544	(b)$35.443	(b)$35.239	(b)$45.78	(b)$41.138	(b)$54.987
Ending Number of AUs	(a)270,895	(a)781,363	(a)1,179,761	(a)1,471,648	(a)1,387,164	(a)1,357,616	(a)1,146,100	(a)1,071,592	(a)871,826
	(b)102,392	(b)282,716	(b)506,042	(b)874,022	(b)917,344	(b)921,642	(b)813,370	(b)797,882	(b)689,111

American Funds Growth* – AFIS Class 2 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$22.729	(a)$19.852	(a)$23.182	(a)$29.877	(a)$32.113	(a)$33.990	(a)$36.864	(a)$46.848	(a)$46.288
	(b)$22.255	(b)$19.399	(b)$22.596	(b)$29.050	(b)$31.145	(b)$32.884	(b)$35.576	(b)$45.098	(b)$44.447
Ending AUV	(a)$19.852	(a)$23.182	(a)$29.877	(a)$32.113	(a)$33.990	(a)$36.864	(a)$46.848	(a)$46.288	(a)$59.960
	(b)$19.399	(b)$22.596	(b)$29.050	(b)$31.145	(b)$32.884	(b)$35.576	(b)$45.098	(b)$44.447	(b)$57.432
Ending Number of AUs	(a)159,147	(a)564,497	(a)834,148	(a)1,016,245	(a)991,724	(a)877,114	(a)764,657	(a)665,734	(a)569,302
	(b)59,818	(b)197,362	(b)380,592	(b)671,616	(b)734,546	(b)702,935	(b)633,064	(b)588,227	(b)540,571

American Funds Growth-Income* – AFIS Class 2 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$18.541	(a)$16.840	(a)$19.597	(a)$25.916	(a)$28.401	(a)$28.542	(a)$31.530	(a)$38.223	(a)$37.183
	(b)$18.138	(b)$16.466	(b)$19.113	(b)$25.213	(b)$27.562	(b)$27.629	(b)$30.446	(b)$36.817	(b)$35.726
Ending AUV	(a)$16.840	(a)$19.597	(a)$25.916	(a)$28.401	(a)$28.542	(a)$31.530	(a)$38.223	(a)$37.183	(a)$46.458
	(b)$16.466	(b)$19.113	(b)$25.213	(b)$27.562	(b)$27.629	(b)$30.446	(b)$36.817	(b)$35.726	(b)$44.526
Ending Number of AUs	(a)62,260	(a)257,147	(a)686,789	(a)1,205,652	(a)1,342,209	(a)1,191,098	(a)1,092,588	(a)976,704	(a)885,388
	(b)28,809	(b)148,716	(b)448,651	(b)1,082,583	(b)1,281,697	(b)1,220,948	(b)1,142,805	(b)1,062,482	(b)1,001,286

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit
*	For contracts issued prior to June 29, 2015, Class 2 Shares of American Funds Insurance Series are available instead of Class 4 Shares.

Appendix A – Condensed Financial Information

Condensed Financial Information for Contracts Issued by
The United States Life iNsurance Company in the City of New York (New York Only)

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
American Funds Asset Allocation – AFIS Class 4 Shares (Inception Date – 6/29/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.865	(a)$10.773	(a)$12.248	(a)$11.545
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.852	(b)$10.773	(b)$12.171	(b)$11.444
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.865	(a)$10.773	(a)$12.248	(a)$11.545	(a)$13.829
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.852	(b)$10.773	(b)$12.171	(b)$11.444	(b)$13.674
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)4,706	(a)0	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)4,706	(b)13,847	(b)17,906	(b)27,176

American Funds Bond – AFIS Class 4 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.840	(a)$9.979	(a)$10.253	(a)$10.066
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.824	(b)$9.979	(b)$10.185	(b)$9.974
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.840	(a)$9.979	(a)$10.253	(a)$10.066	(a)$10.876
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.824	(b)$9.979	(b)$10.185	(b)$9.974	(b)$10.750
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)3,343	(a)0	(a)0	(a)6,630
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)3,343	(b)3,873	(b)3,811	(b)3,929

American Funds Capital Income Builder – AFIS Class 4 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.380	(a)$9.603	(a)$10.760	(a)$9.885
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.364	(b)$9.603	(b)$10.689	(b)$9.795
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.380	(a)$9.603	(a)$10.760	(a)$9.885	(a)$11.517
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.364	(b)$9.603	(b)$10.689	(b)$9.795	(b)$11.384
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)3,549	(a)473,355	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)3,549	(b)751,499	(b)6,053	(b)6,037

American Funds Capital World Bond Fund (formerly American Funds Global Bond Fund) – AFIS Class 4 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.537	(a)$9.636	(a)$10.220	(a)$9.960
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.522	(b)$9.636	(b)$10.153	(b)$9.870
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.537	(a)$9.636	(a)$10.220	(a)$9.960	(a)$10.610
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.522	(b)$9.636	(b)$10.153	(b)$9.870	(b)$10.487
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)2,937	(a)0	(a)0	(a)6,796
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)2,937	(b)2,923	(b)2,910	(b)2,898

American Funds Global Growth – AFIS Class 4 Shares (Inception Date – 6/29/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.605	(a)$9.805	(a)$12.403	(a)$11.150
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.850	(b)$9.769	(b)$12.326	(b)$11.053
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.605	(a)$9.805	(a)$12.403	(a)$11.150	(a)$14.897
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.850	(b)$9.769	(b)$12.326	(b)$11.053	(b)$14.730
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)792	(a)824	(a)858	(a)761
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)19,265	(b)19,167	(b)20,325	(b)20,285	(b)20,162

American Funds Global Small Capitalization – AFIS Class 4 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.230	(a)$8.873	(a)$11.588	(a)$10.238
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.215	(b)$8.847	(b)$11.512	(b)$10.144
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.230	(a)$8.873	(a)$11.588	(a)$10.238	(a)$13.309
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.215	(b)$8.847	(b)$11.512	(b)$10.144	(b)$13.155
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0	(a)0	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0	(b)0	(b)167	(b)147

American Funds Growth – AFIS Class 4 Shares (Inception Date – 6/29/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.860	(a)$9.928	(a)$13.523	(a)$13.327
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.847	(b)$9.903	(b)$13.439	(b)$13.211
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.860	(a)$9.928	(a)$13.523	(a)$13.327	(a)$17.220
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.847	(b)$9.903	(b)$13.439	(b)$13.211	(b)$17.026
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0	(a)0	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0	(b)5,902	(b)7,346	(b)12,293

American Funds Growth-Income – AFIS Class 4 Shares (Inception Date – 6/29/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.606	(a)$10.825	(a)$12.802	(a)$12.422
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.594	(b)$10.540	(b)$12.722	(b)$12.311
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.606	(a)$10.825	(a)$12.802	(a)$12.422	(a)$15.485
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.594	(b)$10.540	(b)$12.722	(b)$12.311	(b)$15.309
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)16,838	(a)16,713	(a)16,648	(a)16,587
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)3,452	(b)7,720	(b)7,681	(b)15,999

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
The United States Life iNsurance Company in the City of New York (New York Only) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
American Funds International – AFIS Class 4 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.692	(a)$8.562	(a)$11.611	(a)$9.958
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.678	(b)$8.538	(b)$11.534	(b)$9.958
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.692	(a)$8.562	(a)$11.611	(a)$9.958	(a)$12.100
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.678	(b)$8.538	(b)$11.534	(b)$9.958	(b)$11.960
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0	(a)0	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0	(b)0	(b)0	(b)0

Franklin Allocation VIP Fund – FTVIPT Class 2 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$10.236	(a)$9.184	(a)$10.492	(a)$11.675	(a)$13.106	(a)$12.175	(a)$13.650	(a)$15.141	(a)$13.550
	(b)$10.159	(b)$9.094	(b)$10.364	(b)$11.522	(b)$12.881	(b)$11.936	(b)$13.349	(b)$14.770	(b)$13.185
Ending AUV	(a)$9.184	(a)$10.492	(a)$11.675	(a)$13.106	(a)$12.175	(a)$13.650	(a)$15.141	(a)$13.550	(a)$16.088
	(b)$9.094	(b)$10.364	(b)$11.522	(b)$12.881	(b)$11.936	(b)$13.349	(b)$14.770	(b)$13.185	(b)$15.615
Ending Number of AUs	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0
	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0

Franklin Income VIP Fund – FTVIPT Class 2 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$11.401	(a)$10.781	(a)$12.030	(a)$13.579	(a)$14.071	(a)$12.955	(a)$14.632	(a)$15.896	(a)$15.068
	(b)$11.330	(b)$10.702	(b)$11.912	(b)$13.411	(b)$13.863	(b)$12.731	(b)$14.344	(b)$15.544	(b)$14.697
Ending AUV	(a)$10.781	(a)$12.030	(a)$13.579	(a)$14.071	(a)$12.955	(a)$14.632	(a)$15.896	(a)$15.068	(a)$17.322
	(b)$10.702	(b)$11.912	(b)$13.411	(b)$13.863	(b)$12.731	(b)$14.344	(b)$15.544	(b)$14.697	(b)$16.853
Ending Number of AUs	(a)3,517	(a)5,342	(a)5,295	(a)5,188	(a)5,208	(a)4,762	(a)4,677	(a)4,398	(a)4,299
	(b)353	(b)2,949	(b)8,432	(b)8,533	(b)9,079	(b)8,230	(b)12,632	(b)13,781	(b)7,372

Franklin Mutual Global Discovery VIP Fund – FTVIPT Class 2 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.985	(a)$8.929	(a)$10.741	(a)$9.445
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.971	(b)$8.903	(b)$10.670	(b)$9.359
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.985	(a)$8.929	(a)$10.741	(a)$9.445	(a)$11.636
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.971	(b)$8.903	(b)$10.670	(b)$9.359	(b)$11.501
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0	(a)0	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0	(b)7,242	(b)8,594	(b)0

Franklin Rising Dividends VIP Fund – FTVIPT Class 2 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.467	(a)$10.838	(a)$12.996	(a)$12.219
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.452	(b)$10.838	(b)$12.910	(b)$12.108
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.467	(a)$10.838	(a)$12.996	(a)$12.219	(a)$15.642
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.452	(b)$10.838	(b)$12.910	(b)$12.108	(b)$15.461
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)437	(a)0	(a)0	(a)1,152
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)437	(b)625	(b)625	(b)7,514

Franklin Strategic Income VIP Fund – FTVIPT Class 2 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.374	(a)$9.749	(a)$10.381	(a)$10.063
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.359	(b)$9.721	(b)$10.313	(b)$9.971
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.374	(a)$9.749	(a)$10.381	(a)$10.063	(a)$10.771
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.359	(b)$9.721	(b)$10.313	(b)$9.971	(b)$10.646
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0	(a)0	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0	(b)0	(b)0	(b)0

Goldman Sachs VIT Government Money Market Fund – GST Service Class Shares (Inception Date – 5/02/16)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.940	(a)$9.896	(a)$9.947
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.924	(b)$9.855	(b)$9.881
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.940	(a)$9.896	(a)$9.947	(a)$10.038
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.924	(b)$9.855	(b)$9.881	(b)$9.946
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)10,174	(b)0	(b)0

Invesco V.I. American Franchise Fund – AVIF Series II Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$12.278	(a)$10.563	(a)$11.864	(a)$13.203	(a)$17.604	(a)$18.266	(a)$18.459	(a)$23.226	(a)$22.111
	(b)$12.033	(b)$10.337	(b)$11.581	(b)$12.877	(b)$17.099	(b)$17.697	(b)$17.840	(b)$22.392	(b)$21.262
Ending AUV	(a)$10.563	(a)$11.864	(a)$13.203	(a)$17.604	(a)$18.266	(a)$18.459	(a)$23.226	(a)$22.111	(a)$29.880
	(b)$10.337	(b)$11.581	(b)$12.877	(b)$17.099	(b)$17.697	(b)$17.840	(b)$22.392	(b)$21.262	(b)$28.661
Ending Number of AUs	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0
	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)684	(b)662	(b)628

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
The United States Life iNsurance Company in the City of New York (New York Only) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
Invesco V.I. American Value – AVIF Series II Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.640	(a)$8.815	(a)$10.714	(a)$9.246
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.626	(b)$8.789	(b)$10.643	(b)$9.162
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.640	(a)$8.815	(a)$10.714	(a)$9.246	(a)$11.422
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.626	(b)$8.789	(b)$10.643	(b)$9.162	(b)$11.290
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0	(a)0	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0	(b)0	(b)0	(b)0

Invesco V.I. Comstock Fund – AVIF Series II Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$14.357	(a)$12.778	(a)$15.052	(a)$20.227	(a)$21.859	(a)$20.311	(a)$23.537	(a)$27.412	(a)$23.794
	(b)$14.024	(b)$12.460	(b)$14.641	(b)$19.626	(b)$21.156	(b)$19.609	(b)$22.667	(b)$26.334	(b)$22.800
Ending AUV	(a)$12.778	(a)$15.052	(a)$20.227	(a)$21.859	(a)$20.311	(a)$23.537	(a)$27.412	(a)$23.794	(a)$29.447
	(b)$12.460	(b)$14.641	(b)$19.626	(b)$21.156	(b)$19.609	(b)$22.667	(b)$26.334	(b)$22.800	(b)$28.147
Ending Number of AUs	(a)8,108	(a)12,780	(a)17,248	(a)19,061	(a)18,877	(a)17,304	(a)15,576	(a)15,784	(a)13,634
	(b)2,445	(b)9,194	(b)15,278	(b)15,426	(b)17,092	(b)15,159	(b)17,752	(b)17,718	(b)13,187

Invesco V.I. Equity and Income – AVIF Series II Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.464	(a)$9.599	(a)$11.833	(a)$10.580
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.479	(b)$9.627	(b)$11.755	(b)$10.484
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.464	(a)$9.599	(a)$11.833	(a)$10.580	(a)$12.577
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.479	(b)$9.627	(b)$11.755	(b)$10.484	(b)$12.432
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0	(a)0	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0	(b)2,323	(b)2,315	(b)2,307

Invesco V.I. Growth and Income Fund – AVIF Series II Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$16.204	(a)$14.484	(a)$16.406	(a)$21.740	(a)$23.680	(a)$22.679	(a)$26.830	(a)$30.307	(a)$25.939
	(b)$15.799	(b)$14.102	(b)$15.933	(b)$21.060	(b)$22.882	(b)$21.860	(b)$25.797	(b)$29.068	(b)$24.816
Ending AUV	(a)$14.484	(a)$16.406	(a)$21.740	(a)$23.680	(a)$22.679	(a)$26.830	(a)$30.307	(a)$25.939	(a)$32.078
	(b)$14.102	(b)$15.933	(b)$21.060	(b)$22.882	(b)$21.860	(b)$25.797	(b)$29.068	(b)$24.816	(b)$30.613
Ending Number of AUs	(a)8,601	(a)14,062	(a)18,240	(a)19,404	(a)18,746	(a)17,004	(a)16,364	(a)16,909	(a)14,784
	(b)3,923	(b)11,495	(b)12,480	(b)12,485	(b)13,702	(b)12,217	(b)13,074	(b)13,414	(b)12,328

Lord Abbett Bond Debenture – LASF Class VC Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.413	(a)$10.413	(a)$11.311	(a)$10.754
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.398	(b)$10.413	(b)$11.237	(b)$10.656
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.413	(a)$10.413	(a)$11.311	(a)$10.754	(a)$12.074
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.398	(b)$10.413	(b)$11.237	(b)$10.656	(b)$11.934
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)454	(a)0	(a)0	(a)4,479
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)454	(b)5,077	(b)5,944	(b)6,474

Lord Abbett Developing Growth – LASF Class VC Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.645	(a)$7.901	(a)$10.734	(a)$11.151
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.631	(b)$7.878	(b)$10.663	(b)$11.049
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.645	(a)$7.901	(a)$10.734	(a)$11.151	(a)$14.554
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.631	(b)$7.878	(b)$10.663	(b)$11.049	(b)$14.385
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0	(a)0	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0	(b)0	(b)0	(b)7,436

Lord Abbett Growth and Income – LASF Class VC Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$13.438	(a)$11.716	(a)$13.008	(a)$17.512	(a)$18.673	(a)$17.967	(a)$20.844	(a)$23.410	(a)$21.299
	(b)$13.140	(b)$11.440	(b)$12.670	(b)$17.014	(b)$18.098	(b)$17.370	(b)$20.101	(b)$22.519	(b)$20.437
Ending AUV	(a)$11.716	(a)$13.008	(a)$17.512	(a)$18.673	(a)$17.967	(a)$20.844	(a)$23.410	(a)$21.299	(a)$25.843
	(b)$11.440	(b)$12.670	(b)$17.014	(b)$18.098	(b)$17.370	(b)$20.101	(b)$22.519	(b)$20.437	(b)$24.735
Ending Number of AUs	(a)1,565	(a)2,066	(a)2,227	(a)1,760	(a)1,756	(a)1,561	(a)1,340	(a)1,291	(a)1,149
	(b)882	(b)1,613	(b)1,701	(b)1,678	(b)1,716	(b)1,583	(b)1,621	(b)1,650	(b)1,651

Lord Abbett Mid Cap Stock – LASF Class VC Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$15.990	(a)$13.869	(a)$15.735	(a)$18.091	(a)$22.441	(a)$21.386	(a)$24.658	(a)$26.095	(a)$21.960
	(b)$15.634	(b)$13.544	(b)$15.329	(b)$17.608	(b)$21.753	(b)$20.678	(b)$23.782	(b)$25.105	(b)$21.074
Ending AUV	(a)$13.869	(a)$15.735	(a)$18.091	(a)$22.441	(a)$21.386	(a)$24.658	(a)$26.095	(a)$21.960	(a)$26.677
	(b)$13.544	(b)$15.329	(b)$17.608	(b)$21.753	(b)$20.678	(b)$23.782	(b)$25.105	(b)$21.074	(b)$25.537
Ending Number of AUs	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)126
	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)3,508	(b)4,125	(b)470

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
The United States Life iNsurance Company in the City of New York (New York Only) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
Lord Abbett Total Return – LASF Class VC Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.774	(a)$10.296	(a)$10.385	(a)$10.181
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.758	(b)$10.266	(b)$10.317	(b)$10.088
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.774	(a)$10.296	(a)$10.385	(a)$10.181	(a)$10.933
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.758	(b)$10.266	(b)$10.317	(b)$10.088	(b)$10.806
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0	(a)0	(a)0	(a)6,595
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0	(b)0	(b)0	(b)0

SA AB Growth – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$8.868	(a)$7.973	(a)$9.186	(a)$10.230	(a)$14.072	(a)$15.470	(a)$15.716	(a)$20.498	(a)$20.721
	(b)$8.643	(b)$7.761	(b)$8.919	(b)$9.925	(b)$13.597	(b)$14.910	(b)$15.109	(b)$19.658	(b)$19.822
Ending AUV	(a)$7.973	(a)$9.186	(a)$10.230	(a)$14.072	(a)$15.470	(a)$15.716	(a)$20.498	(a)$20.721	(a)$27.616
	(b)$7.761	(b)$8.919	(b)$9.925	(b)$13.597	(b)$14.910	(b)$15.109	(b)$19.658	(b)$19.822	(b)$26.351
Ending Number of AUs	(a)0	(a)0	(a)0	(a)0	(a)0	(a)160	(a)350	(a)1,500	(a)1,234
	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)6,334	(b)6,715

SA AB Small & Mid Cap Value Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$12.742	(a)$10.739	(a)$12.584	(a)$17.135	(a)$18.477	(a)$17.191	(a)$21.225	(a)$23.716	(a)$19.891
	(b)$12.582	(b)$10.587	(b)$12.375	(b)$16.808	(b)$18.079	(b)$16.779	(b)$20.665	(b)$23.033	(b)$19.269
Ending AUV	(a)$10.739	(a)$12.584	(a)$17.135	(a)$18.477	(a)$17.191	(a)$21.225	(a)$23.716	(a)$19.891	(a)$23.588
	(b)$10.587	(b)$12.375	(b)$16.808	(b)$18.079	(b)$16.779	(b)$20.665	(b)$23.033	(b)$19.269	(b)$22.794
Ending Number of AUs	(a)5,145	(a)6,581	(a)6,735	(a)4,986	(a)4,962	(a)4,300	(a)4,219	(a)4,511	(a)4,237
	(b)2,784	(b)4,882	(b)4,851	(b)5,034	(b)5,781	(b)5,087	(b)5,202	(b)5,773	(b)5,842

SA Allocation Balanced Portfolio – SST Class 3 Shares (Inception Date – 11/05/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.203
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$11.170
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0

SA Allocation Growth Portfolio – SST Class 3 Shares (Inception Date – 11/05/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.461
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$11.428
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0

SA Allocation Moderate Growth Portfolio – SST Class 3 Shares (Inception Date – 11/05/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.362
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$11.329
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0

SA Allocation Moderate Portfolio – SST Class 3 Shares (Inception Date – 11/05/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.298
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$11.266
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)6,619
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0

SA Columbia Technology Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$2.535	(a)$2.264	(a)$2.411	(a)$2.594	(a)$3.699	(a)$4.024	(a)$4.645	(a)$6.205	(a)$5.633
	(b)$2.441	(b)$2.185	(b)$2.321	(b)$2.496	(b)$3.545	(b)$3.846	(b)$4.429	(b)$5.901	(b)$5.344
Ending AUV	(a)$2.264	(a)$2.411	(a)$2.594	(a)$3.699	(a)$4.024	(a)$4.645	(a)$6.205	(a)$5.633	(a)$8.654
	(b)$2.185	(b)$2.321	(b)$2.496	(b)$3.545	(b)$3.846	(b)$4.429	(b)$5.901	(b)$5.344	(b)$8.189
Ending Number of AUs	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)946	(a)968	(a)758
	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
The United States Life iNsurance Company in the City of New York (New York Only) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA DFA Ultra Short Bond Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$11.571	(a)$11.462	(a)$11.298	(a)$11.134	(a)$10.971	(a)$10.817	(a)$10.678	(a)$10.626	(a)$10.655
	(b)$11.229	(b)$11.109	(b)$10.923	(b)$10.860	(b)$10.554	(b)$10.380	(b)$10.221	(b)$10.146	(b)$10.148
Ending AUV	(a)$11.462	(a)$11.298	(a)$11.134	(a)$10.971	(a)$10.817	(a)$10.678	(a)$10.626	(a)$10.655	(a)$10.764
	(b)$11.109	(b)$10.923	(b)$10.860	(b)$10.554	(b)$10.380	(b)$10.221	(b)$10.146	(b)$10.148	(b)$10.227
Ending Number of AUs	(a)1	(a)1	(a)1	(a)1	(a)1	(a)4,012	(a)5,105	(a)4,765	(a)5,451
	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)457	(b)427	(b)501

SA Dogs of Wall Street Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$16.246	(a)$16.665	(a)$18.742	(a)$25.300	(a)$27.687	(a)$27.922	(a)$32.536	(a)$38.199	(a)$37.626
	(b)$15.829	(b)$16.210	(b)$18.185	(b)$24.487	(b)$26.730	(b)$26.890	(b)$31.256	(b)$36.604	(b)$35.964
Ending AUV	(a)$16.665	(a)$18.742	(a)$25.300	(a)$27.687	(a)$27.922	(a)$32.536	(a)$38.199	(a)$37.626	(a)$46.403
	(b)$16.210	(b)$18.185	(b)$24.487	(b)$26.730	(b)$26.890	(b)$31.256	(b)$36.604	(b)$35.964	(b)$44.243
Ending Number of AUs	(a)0	(a)866	(a)2,795	(a)3,914	(a)3,484	(a)3,319	(a)3,517	(a)3,169	(a)2,773
	(b)0	(b)157	(b)831	(b)1,386	(b)1,759	(b)1,623	(b)1,652	(b)1,578	(b)1,498

SA Emerging Markets Equity Index Portfolio – SAST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.537
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.523
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.537	(a)$10.011
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.523	(b)$9.969
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

SA Federated Hermes Corporate Bond Portfolio (formerly SA Federated Corporate Bond Portfolio) – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$20.639	(a)$20.981	(a)$23.097	(a)$23.142	(a)$24.193	(a)$23.612	(a)$25.373	(a)$26.735	(a)$25.669
	(b)$20.110	(b)$20.411	(b)$22.413	(b)$22.401	(b)$23.360	(b)$22.742	(b)$24.377	(b)$25.621	(b)$24.539
Ending AUV	(a)$20.981	(a)$23.097	(a)$23.142	(a)$24.193	(a)$23.612	(a)$25.373	(a)$26.735	(a)$25.669	(a)$29.138
	(b)$20.411	(b)$22.413	(b)$22.401	(b)$23.360	(b)$22.742	(b)$24.377	(b)$25.621	(b)$24.539	(b)$27.784
Ending Number of AUs	(a)5,806	(a)9,602	(a)17,643	(a)18,363	(a)17,513	(a)17,483	(a)20,072	(a)18,598	(a)18,333
	(b)2,224	(b)6,067	(b)9,142	(b)10,337	(b)10,600	(b)13,877	(b)14,272	(b)12,437	(b)12,341

SA Fidelity Institutional AM® International Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/01/19)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.102
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$11.083
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0

SA Fidelity Institutional AM® Real Estate Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$30.525	(a)$29.272	(a)$33.907	(a)$32.804	(a)$42.063	(a)$42.320	(a)$45.424	(a)$47.301	(a)$43.691
	(b)$29.758	(b)$28.498	(b)$32.929	(b)$31.778	(b)$40.646	(b)$40.792	(b)$43.675	(b)$45.366	(b)$41.799
Ending AUV	(a)$29.272	(a)$33.907	(a)$32.804	(a)$42.063	(a)$42.320	(a)$45.424	(a)$47.301	(a)$43.691	(a)$54.514
	(b)$28.498	(b)$32.929	(b)$31.778	(b)$40.646	(b)$40.792	(b)$43.675	(b)$45.366	(b)$41.799	(b)$52.023
Ending Number of AUs	(a)952	(a)1,444	(a)1,921	(a)1,097	(a)1,037	(a)1,002	(a)922	(a)903	(a)804
	(b)545	(b)1,001	(b)2,381	(b)2,137	(b)2,199	(b)2,228	(b)2,411	(b)2,446	(b)2,463

SA Fixed Income Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.106
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.089
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.106	(a)$10.891
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.089	(b)$10.845
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

SA Fixed Income Intermediate Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.139
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.122
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.139	(a)$10.643
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.122	(b)$10.599
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
The United States Life iNsurance Company in the City of New York (New York Only) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA Franklin Small Company Value Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$10.762	(a)$9.644	(a)$11.231	(a)$15.023	(a)$14.847	(a)$13.577	(a)$17.558	(a)$19.052	(a)$16.417
	(b)$10.628	(b)$9.508	(b)$11.046	(b)$14.739	(b)$14.529	(b)$13.253	(b)$17.097	(b)$18.506	(b)$15.906
Ending AUV	(a)$9.644	(a)$11.231	(a)$15.023	(a)$14.847	(a)$13.577	(a)$17.558	(a)$19.052	(a)$16.417	(a)$20.519
	(b)$9.508	(b)$11.046	(b)$14.739	(b)$14.529	(b)$13.253	(b)$17.097	(b)$18.506	(b)$15.906	(b)$19.830
Ending Number of AUs	(a)3,867	(a)5,782	(a)5,552	(a)5,019	(a)5,200	(a)4,479	(a)4,557	(a)4,747	(a)4,414
	(b)2,264	(b)4,760	(b)4,999	(b)5,276	(b)5,783	(b)4,846	(b)5,017	(b)5,453	(b)5,227

SA Global Index Allocation 60/40 Portfolio – SAST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.359
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.344
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.359	(a)$10.927
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.344	(b)$10.882
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

SA Global Index Allocation 75/25 Portfolio – SAST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.172
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.157
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.172	(a)$10.937
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.157	(b)$10.891
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

SA Global Index Allocation 90/10 Portfolio – SAST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.970
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.955
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.970	(a)$10.928
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.955	(b)$10.882
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

SA Goldman Sachs Global Bond Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$17.798	(a)$18.000	(a)$18.476	(a)$17.609	(a)$17.340	(a)$16.641	(a)$16.658	(a)$17.581	(a)$16.941
	(b)$17.353	(b)$17.517	(b)$17.936	(b)$17.052	(b)$16.749	(b)$16.034	(b)$16.011	(b)$16.856	(b)$16.201
Ending AUV	(a)$18.000	(a)$18.476	(a)$17.609	(a)$17.340	(a)$16.641	(a)$16.658	(a)$17.581	(a)$16.941	(a)$17.890
	(b)$17.517	(b)$17.936	(b)$17.052	(b)$16.749	(b)$16.034	(b)$16.011	(b)$16.856	(b)$16.201	(b)$17.066
Ending Number of AUs	(a)1,289	(a)2,478	(a)5,593	(a)6,766	(a)6,751	(a)7,258	(a)9,569	(a)8,885	(a)9,071
	(b)530	(b)1,265	(b)2,330	(b)3,350	(b)3,605	(b)3,802	(b)4,064	(b)4,322	(b)4,535

SA Goldman Sachs Multi-Asset Insights Portfolio – SAST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.169
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.153
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.169	(a)$10.791
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.153	(b)$10.746
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

SA Index Allocation 60/40 Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.544
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.528
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.544	(a)$11.304
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.528	(b)$11.257
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

SA Index Allocation 80/20 Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.328
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.312
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.328	(a)$11.424
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.312	(b)$11.377
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
The United States Life iNsurance Company in the City of New York (New York Only) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA Index Allocation 90/10 Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.208
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.192
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.208	(a)$11.450
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.192	(b)$11.402
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

SA International Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.470
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.484
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.470	(a)$10.157
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.484	(b)$10.114
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

SA Invesco Growth Opportunities Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$7.018	(a)$5.992	(a)$6.960	(a)$9.477	(a)$9.713	(a)$9.534	(a)$9.790	(a)$12.077	(a)$11.362
	(b)$7.243	(b)$6.175	(b)$7.155	(b)$9.718	(b)$9.935	(b)$9.727	(b)$9.963	(b)$12.260	(b)$11.506
Ending AUV	(a)$5.992	(a)$6.960	(a)$9.477	(a)$9.713	(a)$9.534	(a)$9.790	(a)$12.077	(a)$11.362	(a)$14.484
	(b)$6.175	(b)$7.155	(b)$9.718	(b)$9.935	(b)$9.727	(b)$9.963	(b)$12.260	(b)$11.506	(b)$14.631
Ending Number of AUs	(a)5,074	(a)7,746	(a)7,084	(a)5,175	(a)5,041	(a)5,097	(a)3,665	(a)3,491	(a)3,091
	(b)3,270	(b)5,920	(b)6,082	(b)6,300	(b)6,364	(b)6,611	(b)6,235	(b)6,189	(b)6,011

SA Invesco VCP Equity-Income Portfolio – SAST Class 3 Shares (Inception Date – 4/30/13)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.845	(a)$11.466	(a)$12.477	(a)$13.594	(a)$12.095
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$11.795	(b)$11.390	(b)$12.363	(b)$13.436	(b)$11.925
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.466	(a)$12.477	(a)$13.594	(a)$12.095	(a)$14.013
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$11.390	(b)$12.363	(b)$13.436	(b)$11.925	(b)$13.781
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)1,616	(a)17,535	(a)26,244	(a)25,329
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0	(b)7,293	(b)6,866	(b)6,443

SA Janus Focused Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$10.965	(a)$9.987	(a)$10.979	(a)$14.612	(a)$16.060	(a)$15.911	(a)$15.494	(a)$19.926	(a)$19.943
	(b)$10.829	(b)$9.851	(b)$10.801	(b)$14.341	(b)$15.722	(b)$15.537	(b)$15.092	(b)$19.361	(b)$19.328
Ending AUV	(a)$9.987	(a)$10.979	(a)$14.612	(a)$16.060	(a)$15.911	(a)$15.494	(a)$19.926	(a)$19.943	(a)$26.856
	(b)$9.851	(b)$10.801	(b)$14.341	(b)$15.722	(b)$15.537	(b)$15.092	(b)$19.361	(b)$19.328	(b)$25.964
Ending Number of AUs	(a)880	(a)1,610	(a)3,912	(a)4,953	(a)4,480	(a)4,896	(a)3,811	(a)3,294	(a)2,633
	(b)474	(b)855	(b)1,563	(b)2,160	(b)2,959	(b)3,319	(b)3,056	(b)2,846	(b)2,511

SA JPMorgan Diversified Balanced Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$10.666	(a)$10.211	(a)$11.414	(a)$13.475	(a)$14.838	(a)$14.665	(a)$15.529	(a)$17.578	(a)$16.024
	(b)$10.329	(b)$9.877	(b)$11.013	(b)$12.970	(b)$14.246	(b)$14.045	(b)$14.835	(b)$16.751	(b)$15.232
Ending AUV	(a)$10.211	(a)$11.414	(a)$13.475	(a)$14.838	(a)$14.665	(a)$15.529	(a)$17.578	(a)$16.024	(a)$18.844
	(b)$9.877	(b)$11.013	(b)$12.970	(b)$14.246	(b)$14.045	(b)$14.835	(b)$16.751	(b)$15.232	(b)$17.867
Ending Number of AUs	(a)4,062	(a)5,842	(a)5,546	(a)5,127	(a)4,807	(a)4,698	(a)4,439	(a)4,351	(a)4,172
	(b)337	(b)28,432	(b)27,067	(b)25,755	(b)24,857	(b)23,001	(b)22,875	(b)21,811	(b)20,202

SA JPMorgan Emerging Markets Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$30.757	(a)$21.511	(a)$25.240	(a)$24.095	(a)$22.406	(a)$18.978	(a)$20.759	(a)$29.185	(a)$23.250
	(b)$30.036	(b)$20.985	(b)$24.562	(b)$23.389	(b)$21.695	(b)$18.330	(b)$20.000	(b)$28.048	(b)$22.288
Ending AUV	(a)$21.511	(a)$25.240	(a)$24.095	(a)$22.406	(a)$18.978	(a)$20.759	(a)$29.185	(a)$23.250	(a)$27.820
	(b)$20.985	(b)$24.562	(b)$23.389	(b)$21.695	(b)$18.330	(b)$20.000	(b)$28.048	(b)$22.288	(b)$26.603
Ending Number of AUs	(a)117	(a)368	(a)1,115	(a)1,746	(a)1,824	(a)1,839	(a)1,284	(a)1,415	(a)1,300
	(b)222	(b)376	(b)777	(b)1,143	(b)1,755	(b)1,777	(b)1,514	(b)2,202	(b)2,239

SA JPMorgan Equity-Income Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$9.848	(a)$9.621	(a)$10.813	(a)$14.078	(a)$15.872	(a)$15.341	(a)$17.516	(a)$20.473	(a)$19.328
	(b)$9.550	(b)$9.319	(b)$10.447	(b)$13.567	(b)$15.258	(b)$14.711	(b)$16.755	(b)$19.534	(b)$18.395
Ending AUV	(a)$9.621	(a)$10.813	(a)$14.078	(a)$15.872	(a)$15.341	(a)$17.516	(a)$20.473	(a)$19.328	(a)$24.283
	(b)$9.319	(b)$10.447	(b)$13.567	(b)$15.258	(b)$14.711	(b)$16.755	(b)$19.534	(b)$18.395	(b)$23.054
Ending Number of AUs	(a)3,934	(a)6,447	(a)13,263	(a)14,523	(a)13,484	(a)13,195	(a)12,628	(a)11,759	(a)10,055
	(b)3,413	(b)5,516	(b)7,475	(b)8,996	(b)10,690	(b)10,079	(b)9,900	(b)9,755	(b)8,726

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
The United States Life iNsurance Company in the City of New York (New York Only) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA JPMorgan Global Equities Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$10.629	(a)$8.628	(a)$9.964	(a)$11.081	(a)$12.792	(a)$12.484	(a)$13.034	(a)$16.014	(a)$14.069
	(b)$10.397	(b)$8.427	(b)$9.708	(b)$10.787	(b)$12.401	(b)$12.073	(b)$12.573	(b)$15.409	(b)$13.503
Ending AUV	(a)$8.628	(a)$9.964	(a)$11.081	(a)$12.792	(a)$12.484	(a)$13.034	(a)$16.014	(a)$14.069	(a)$16.663
	(b)$8.427	(b)$9.708	(b)$10.787	(b)$12.401	(b)$12.073	(b)$12.573	(b)$15.409	(b)$13.503	(b)$15.954
Ending Number of AUs	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0
	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0

SA JPMorgan MFS Core Bond Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$18.838	(a)$19.529	(a)$20.700	(a)$19.719	(a)$20.421	(a)$20.154	(a)$20.585	(a)$21.144	(a)$20.796
	(b)$18.374	(b)$19.022	(b)$20.112	(b)$19.112	(b)$19.743	(b)$19.436	(b)$19.802	(b)$20.289	(b)$19.905
Ending AUV	(a)$19.529	(a)$20.700	(a)$19.719	(a)$20.421	(a)$20.154	(a)$20.585	(a)$21.144	(a)$20.796	(a)$22.461
	(b)$19.022	(b)$20.112	(b)$19.112	(b)$19.743	(b)$19.436	(b)$19.802	(b)$20.289	(b)$19.905	(b)$21.445
Ending Number of AUs	(a)14,337	(a)22,191	(a)37,331	(a)38,490	(a)36,648	(a)39,918	(a)45,547	(a)41,298	(a)42,525
	(b)5,256	(b)17,307	(b)27,916	(b)27,471	(b)28,195	(b)29,086	(b)31,677	(b)27,675	(b)28,927

SA JPMorgan Mid-Cap Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$11.022	(a)$9.342	(a)$10.712	(a)$15.075	(a)$16.573	(a)$16.864	(a)$16.697	(a)$21.390	(a)$20.102
	(b)$10.745	(b)$9.092	(b)$10.399	(b)$14.598	(b)$16.009	(b)$16.249	(b)$16.048	(b)$20.508	(b)$19.224
Ending AUV	(a)$9.342	(a)$10.712	(a)$15.075	(a)$16.573	(a)$16.864	(a)$16.697	(a)$21.390	(a)$20.102	(a)$27.727
	(b)$9.092	(b)$10.399	(b)$14.598	(b)$16.009	(b)$16.249	(b)$16.048	(b)$20.508	(b)$19.224	(b)$26.450
Ending Number of AUs	(a)4,767	(a)8,644	(a)7,552	(a)7,108	(a)6,694	(a)6,947	(a)5,408	(a)5,146	(a)4,674
	(b)1,501	(b)6,029	(b)5,598	(b)4,611	(b)4,112	(b)5,076	(b)4,441	(b)4,075	(b)7,534

SA Large Cap Growth Index Portfolio – SAST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.604
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.588
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.604	(a)$12.405
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.588	(b)$12.354
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

SA Large Cap Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$12.290
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$12.239
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0

SA Large Cap Value Index Portfolio – SAST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.312
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.297
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.312	(a)$12.106
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.297	(b)$12.056
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

SA Legg Mason BW Large Cap Value Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$15.617	(a)$13.819	(a)$15.390	(a)$20.329	(a)$21.440	(a)$21.462	(a)$24.302	(a)$28.953	(a)$26.138
	(b)$15.218	(b)$13.442	(b)$14.933	(b)$19.675	(b)$20.699	(b)$20.669	(b)$23.345	(b)$27.744	(b)$24.983
Ending AUV	(a)$13.819	(a)$15.390	(a)$20.329	(a)$21.440	(a)$21.462	(a)$24.302	(a)$28.953	(a)$26.138	(a)$32.463
	(b)$13.442	(b)$14.933	(b)$19.675	(b)$20.699	(b)$20.669	(b)$23.345	(b)$27.744	(b)$24.983	(b)$30.952
Ending Number of AUs	(a)2,763	(a)4,068	(a)6,970	(a)7,797	(a)7,065	(a)6,877	(a)6,348	(a)7,580	(a)7,075
	(b)1,615	(b)3,176	(b)3,966	(b)4,910	(b)5,563	(b)5,250	(b)5,059	(b)6,452	(b)6,095

SA Legg Mason Tactical Opportunities Portfolio – SAST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.408
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.392
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.408	(a)$11.023
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.392	(b)$10.977
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
The United States Life iNsurance Company in the City of New York (New York Only) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA MFS Blue Chip Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$6.662	(a)$5.841	(a)$6.439	(a)$8.524	(a)$9.427	(a)$9.723	(a)$10.217	(a)$12.825	(a)$12.006
	(b)$6.449	(b)$5.647	(b)$6.210	(b)$8.201	(b)$9.046	(b)$9.307	(b)$9.756	(b)$12.215	(b)$11.407
Ending AUV	(a)$5.841	(a)$6.439	(a)$8.524	(a)$9.427	(a)$9.723	(a)$10.217	(a)$12.825	(a)$12.006	(a)$15.683
	(b)$5.647	(b)$6.210	(b)$8.201	(b)$9.046	(b)$9.307	(b)$9.756	(b)$12.215	(b)$11.407	(b)$14.863
Ending Number of AUs	(a)846	(a)885	(a)781	(a)1,071	(a)602	(a)1,390	(a)1,870	(a)1,848	(a)1,537
	(b)961	(b)1,756	(b)1,552	(b)1,443	(b)4,650	(b)4,974	(b)6,000	(b)5,904	(b)5,458

SA MFS Massachusetts Investors Trust Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$11.937	(a)$10.731	(a)$12.633	(a)$16.455	(a)$18.027	(a)$17.851	(a)$19.162	(a)$23.367	(a)$21.840
	(b)$11.493	(b)$10.313	(b)$12.112	(b)$15.736	(b)$17.196	(b)$16.986	(b)$18.188	(b)$22.125	(b)$20.626
Ending AUV	(a)$10.731	(a)$12.633	(a)$16.455	(a)$18.027	(a)$17.851	(a)$19.162	(a)$23.367	(a)$21.840	(a)$28.448
	(b)$10.313	(b)$12.112	(b)$15.736	(b)$17.196	(b)$16.986	(b)$18.188	(b)$22.125	(b)$20.626	(b)$26.800
Ending Number of AUs	(a)8,357	(a)14,156	(a)21,472	(a)22,976	(a)21,225	(a)21,243	(a)18,454	(a)17,451	(a)15,603
	(b)3,130	(b)8,704	(b)15,474	(b)16,631	(b)17,680	(b)17,363	(b)17,507	(b)17,040	(b)19,617

SA MFS Total Return Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$17.107	(a)$16.312	(a)$17.942	(a)$21.098	(a)$22.607	(a)$22.235	(a)$23.963	(a)$26.573	(a)$24.743
	(b)$16.673	(b)$15.869	(b)$17.410	(b)$20.422	(b)$21.828	(b)$21.415	(b)$23.022	(b)$25.466	(b)$23.653
Ending AUV	(a)$16.312	(a)$17.942	(a)$21.098	(a)$22.607	(a)$22.235	(a)$23.963	(a)$26.573	(a)$24.743	(a)$29.425
	(b)$15.869	(b)$17.410	(b)$20.422	(b)$21.828	(b)$21.415	(b)$23.022	(b)$25.466	(b)$23.653	(b)$28.058
Ending Number of AUs	(a)2,677	(a)5,366	(a)5,633	(a)5,285	(a)5,051	(a)4,869	(a)4,342	(a)4,164	(a)4,046
	(b)210	(b)2,405	(b)2,693	(b)2,656	(b)2,831	(b)2,232	(b)1,872	(b)1,819	(b)1,480

SA Mid Cap Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.876
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.861
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.876	(a)$11.007
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.861	(b)$10.961
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

SA Morgan Stanley International Equities Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$10.002	(a)$7.748	(a)$8.984	(a)$10.708	(a)$9.686	(a)$9.596	(a)9.626	(a)$11.487	(a)$9.769
	(b)$9.757	(b)$7.551	(b)$8.733	(b)$10.384	(b)$9.369	(b)$9.259	(b)9.411	(b)$11.028	(b)$9.355
Ending AUV	(a)$7.748	(a)$8.984	(a)$10.708	(a)$9.686	(a)$9.596	(a)$9.297	(a)$11.487	(a)$9.769	(a)$11.631
	(b)$7.551	(b)$8.733	(b)$10.384	(b)$9.369	(b)$9.259	(b)$8.947	(b)$11.028	(b)$9.355	(b)$11.110
Ending Number of AUs	(a)0	(a)1,123	(a)3,393	(a)5,386	(a)5,046	(a)6,199	(a)6,310	(a)6,561	(a)7,276
	(b)0	(b)184	(b)1,229	(b)2,108	(b)2,001	(b)2,365	(b)3,343	(b)3,787	(b)4,106

SA Oppenheimer Main Street Large Cap Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$12.830	(a)$12.055	(a)$13.919	(a)$18.047	(a)$19.694	(a)$20.043	(a)$22.113	(a)$25.537	(a)$23.240
	(b)$12.508	(b)$11.747	(b)$13.529	(b)$17.498	(b)$19.047	(b)$19.336	(b)$21.281	(b)$24.514	(b)$22.253
Ending AUV	(a)$12.055	(a)$13.919	(a)$18.047	(a)$19.694	(a)$20.043	(a)$22.113	(a)$25.537	(a)$23.240	(a)$30.289
	(b)$11.747	(b)$13.529	(b)$17.498	(b)$19.047	(b)$19.336	(b)$21.281	(b)$24.514	(b)$22.253	(b)$28.931
Ending Number of AUs	(a)0	(a)522	(a)3,455	(a)5,152	(a)4,490	(a)4,644	(a)5,059	(a)4,885	(a)4,040
	(b)0	(b)141	(b)1,018	(b)1,778	(b)2,628	(b)2,550	(b)2,606	(b)3,703	(b)3,280

SA PGI Asset Allocation Portfolio – AST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$16.239	(a)$15.279	(a)$16.900	(a)$19.686	(a)$20.903	(a)$20.297	(a)$22.217	(a)$24.972	(a)$23.556
	(b)$15.831	(b)$14.893	(b)$16.432	(b)$19.093	(b)$20.222	(b)$19.588	(b)$21.386	(b)$23.978	(b)$22.562
Ending AUV	(a)$15.279	(a)$16.900	(a)$19.686	(a)$20.903	(a)$20.297	(a)$22.217	(a)$24.972	(a)$23.556	(a)$28.048
	(b)$14.893	(b)$16.432	(b)$19.093	(b)$20.222	(b)$19.588	(b)$21.386	(b)$23.978	(b)$22.562	(b)$26.798
Ending Number of AUs	(a)2,948	(a)4,259	(a)4,103	(a)3,939	(a)3,765	(a)3,564	(a)3,396	(a)3,221	(a)3,056
	(b)0	(b)1,331	(b)1,342	(b)1,384	(b)1,651	(b)1,189	(b)778	(b)727	(b)550

SA PineBridge High-Yield Bond Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$17.044	(a)$16.585	(a)$19.171	(a)$20.441	(a)$20.368	(a)$19.261	(a)$22.505	(a)$24.402	(a)$23.189
	(b)$16.634	(b)$16.160	(b)$18.633	(b)$19.818	(b)$19.698	(b)$18.580	(b)$21.656	(b)$23.423	(b)$22.202
Ending AUV	(a)$16.585	(a)$19.171	(a)$20.441	(a)$20.368	(a)$19.261	(a)$22.505	(a)$24.402	(a)$23.189	(a)$26.291
	(b)$16.160	(b)$18.633	(b)$19.818	(b)$19.698	(b)$18.580	(b)$21.656	(b)$23.423	(b)$22.202	(b)$25.110
Ending Number of AUs	(a)1,043	(a)1,355	(a)3,043	(a)3,260	(a)3,113	(a)3,120	(a)4,056	(a)3,840	(a)3,687
	(b)766	(b)1,553	(b)2,090	(b)2,662	(b)2,623	(b)2,317	(b)2,330	(b)2,250	(b)2,124

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
The United States Life iNsurance Company in the City of New York (New York Only) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA Putnam Asset Allocation Diversified Growth Portfolio – SST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.042
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.980
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$11.042	(a)$13.105
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.980	(b)$12.998
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

SA Putnam International Growth and Income Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$12.601	(a)$9.805	(a)$11.751	(a)$12.917	(a)$12.678	(a)$12.325	(a)$9.297	(a)$15.207	(a)$12.379
	(b)$12.288	(b)$9.552	(b)$11.419	(b)$12.540	(b)$12.258	(b)$11.887	(b)$8.947	(b)$14.594	(b)$11.849
Ending AUV	(a)$9.805	(a)$11.751	(a)$12.917	(a)$12.678	(a)$12.325	(a)$12.362	(a)$15.207	(a)$12.379	(a)$14.718
	(b)$9.552	(b)$11.419	(b)$12.540	(b)$12.258	(b)$11.887	(b)$11.893	(b)$14.594	(b)$11.849	(b)$14.053
Ending Number of AUs	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0
	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0

SA Small Cap Index Portfolio – SAST Class 3 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.711
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.696
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$8.711	(a)$10.742
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$8.696	(b)$10.698
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

SA T. Rowe Price Asset Allocation Growth Portfolio – SAST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.366
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.350
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.366	(a)$11.528
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.350	(b)$11.479
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

SA T. Rowe Price VCP Balanced Portfolio – SAST Class 3 Shares (Inception Date – 1/25/16)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.623	(a)$12.513	(a)$11.514
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.623	(b)$12.573	(b)$11.430
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.623	(a)$12.513	(a)$11.514	(a)$13.946
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.623	(b)$12.573	(b)$11.430	(b)$13.809
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)7,510	(a)23,463	(a)32,277	(a)29,955
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)7,510	(b)7,870	(b)7,163	(b)6,430

SA Templeton Foreign Value Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$10.932	(a)$8.512	(a)$10.058	(a)$12.263	(a)$11.301	(a)$10.647	(a)$10.669	(a)$12.837	(a)$10.635
	(b)$10.797	(b)$8.394	(b)$9.894	(b)$12.033	(b)$11.061	(b)$10.395	(b)$10.391	(b)$12.470	(b)$10.305
Ending AUV	(a)$8.512	(a)$10.058	(a)$12.263	(a)$11.301	(a)$10.647	(a)$10.669	(a)$12.837	(a)$10.635	(a)$11.787
	(b)$8.394	(b)$9.894	(b)$12.033	(b)$11.061	(b)$10.395	(b)$10.391	(b)$12.470	(b)$10.305	(b)$11.394
Ending Number of AUs	(a)16,369	(a)26,232	(a)30,199	(a)33,656	(a)33,645	(a)35,296	(a)29,944	(a)32,171	(a)31,435
	(b)6,390	(b)18,187	(b)20,472	(b)22,451	(b)23,984	(b)24,895	(b)23,113	(b)24,796	(b)26,193

SA VCP Dynamic Allocation Portfolio – SAST Class 3 Shares (Inception Date – 4/30/12)
Beginning AUV	(a)N/A	(a)$10.451	(a)$10.569	(a)$12.264	(a)$12.673	(a)$11.906	(a)$12.325	(a)$14.644	(a)$13.515
	(b)N/A	(b)$10.451	(b)$10.550	(b)$12.211	(b)$12.587	(b)$11.796	(b)$12.181	(b)$14.437	(b)$13.290
Ending AUV	(a)N/A	(a)$10.569	(a)$12.264	(a)$12.673	(a)$11.906	(a)$12.325	(a)$14.644	(a)$13.515	(a)$16.118
	(b)N/A	(b)$10.550	(b)$12.211	(b)$12.587	(b)$11.796	(b)$12.181	(b)$14.437	(b)$13.290	(b)$15.810
Ending Number of AUs	(a)N/A	(a)63,146	(a)190,615	(a)366,072	(a)531,238	(a)598,011	(a)576,426	(a)555,733	(a)499,847
	(b)N/A	(b)14,643	(b)61,078	(b)118,738	(b)125,469	(b)116,983	(b)97,162	(b)94,253	(b)77,737

SA Wellington Capital Appreciation Portfolio – AST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$19.597	(a)$15.803	(a)$19.346	(a)$25.964	(a)$29,565	(a)$31.762	(a)$32.007	(a)$41.993	(a)$41.181
	(b)$19.084	(b)$15.371	(b)$18.770	(b)$25.128	(b)$28.542	(b)$30.587	(b)$30.745	(b)$40.238	(b)$39.361
Ending AUV	(a)$15.803	(a)$19.346	(a)$25.964	(a)$29.565	(a)$31.762	(a)$32.007	(a)$41.993	(a)$41.181	(a)$53.372
	(b)$15.371	(b)$18.770	(b)$25.128	(b)$28.542	(b)$30.587	(b)$30.745	(b)$40.238	(b)$39.361	(b)$50.885
Ending Number of AUs	(a)1,684	(a)2,125	(a)5,672	(a)6,703	(a)5,630	(a)5,983	(a)5,118	(a)4,556	(a)3,804
	(b)858	(b)1,492	(b)2,273	(b)3,106	(b)3,092	(b)3,254	(b)2,836	(b)2,741	(b)2,328

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
The United States Life iNsurance Company in the City of New York (New York Only) – Continued

Variable Portfolios	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA Wellington Government and Quality Bond Portfolio – AST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$16.109	(a)$16.858	(a)$17.288	(a)$16.726	(a)$17.381	(a)$17.266	(a)$17.311	(a)$17.619	(a)$17.415
	(b)$15.704	(b)$16.406	(b)$16.783	(b)$16.196	(b)$16.788	(b)$16.636	(b)$16.638	(b)$16.892	(b)$16.655
Ending AUV	(a)$16.858	(a)$17.288	(a)$16.726	(a)$17.381	(a)$17.266	(a)$17.311	(a)$17.619	(a)$17.415	(a)$18.468
	(b)$16.406	(b)$16.783	(b)$16.196	(b)$16.788	(b)$16.636	(b)$16.638	(b)$16.892	(b)$16.655	(b)$17.617
Ending Number of AUs	(a)10,559	(a)20,688	(a)33,838	(a)36,753	(a)35,054	(a)40,227	(a)42,053	(a)37,761	(a)39,433
	(b)3,150	(b)14,725	(b)21,445	(b)21,139	(b)20,877	(b)21,092	(b)23,067	(b)20,434	(b)21,794

SA Wellington Real Return Portfolio – Seasons Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$11.949	(a)$12.229	(a)$12.572	(a)$11.801	(a)$11.881	(a)$11.609	(a)$11.925	(a)$12.040	(a)$11.901
	(b)$11.971	(b)$12.234	(b)$12.546	(b)$11.747	(b)$11.797	(b)$11.498	(b)$11.781	(b)$11.866	(b)$11.699
Ending AUV	(a)$12.229	(a)$12.572	(a)$11.801	(a)$11.881	(a)$11.609	(a)$11.925	(a)$12.040	(a)$11.901	(a)$12.441
	(b)$12.234	(b)$12.546	(b)$11.747	(b)$11.797	(b)$11.498	(b)$11.781	(b)$11.866	(b)$11.699	(b)$12.200
Ending Number of AUs	(a)6,089	(a)9,272	(a)21,251	(a)22,326	(a)21,652	(a)23,594	(a)25,132	(a)22,703	(a)23,429
	(b)3,354	(b)7,650	(b)12,098	(b)15,693	(b)14,664	(b)14,762	(b)16,320	(b)18,395	(b)19,046

SA Wellington Strategic Multi-Asset Portfolio – AST Class 3 Shares (Inception Date – 9/10/18)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.417
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.358
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$10.417	(a)$12.266
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$10.358	(b)$12.166
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0

SA WellsCap Aggressive Growth Portfolio – SAST Class 3 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$9.186	(a)$8.071	(a)$9.268	(a)$13.091	(a)$13.006	(a)$12.698	(a)$13.473	(a)$17.252	(a)$15.887
	(b)(b$9.027	(b)$7.920	(b)$9.072	(b)$12.782	(b)$12.667	(b)$12.337	(b)$13.057	(b)$16.677	(b)$15.320
Ending AUV	(a)$8.071	(a)$9.268	(a)$13.091	(a)$13.006	(a)$12.698	(a)$13.473	(a)$17.252	(a)$15.887	(a)$21.864
	(b)$7.920	(b)$9.072	(b)$12.782	(b)$12.667	(b)$12.337	(b)$13.057	(b)$16.677	(b)$15.320	(b)$21.031
Ending Number of AUs	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0	(a)0
	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0	(b)0

Templeton Global Bond VIP Fund – FTVIPT Class 2 Shares (Inception Date – 10/05/15)
Beginning AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$—	(a)$9.390	(a)$9.551	(a)$9.683	(a)$9.776
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$—	(b)$9.405	(b)$9.551	(b)$9.619	(b)$9.687
Ending AUV	(a)N/A	(a)N/A	(a)N/A	(a)N/A	(a)$9.390	(a)$9.551	(a)$9.683	(a)$9.776	(a)$9.879
	(b)N/A	(b)N/A	(b)N/A	(b)N/A	(b)$9.405	(b)$9.551	(b)$9.619	(b)$9.687	(b)$9.765
Ending Number of AUs	(a)N/A	(a)N/A	(a)N/A	(a)0	(a)0	(a)135	(a)0	(a)0	(a)0
	(b)N/A	(b)N/A	(b)N/A	(b)0	(b)0	(b)135	(b)160	(b)159	(b)158

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Condensed Financial Information for Contracts Issued by
The United States Life iNsurance Company in the City of New York (New York Only)

Variable Portfolios – AFIS Class 2 Shares	Inception to 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
American Funds Asset Allocation* – AFIS Class 2 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$17.947	(a)$16.830	(a)$19.369	(a)$23.733	(a)$24.777	(a)$24.886	(a)$26.971	(a)$31.053	(a)$29.341
	(b)$17.578	(b)$16.462	(b)$18.899	(b)$23.099	(b)$24.055	(b)$24.100	(b)$26.055	(b)$29.923	(b)$28.203
Ending AUV	(a)$16.830	(a)$19.369	(a)$23.733	(a)$24.777	(a)$24.886	(a)$26.971	(a)$31.053	(a)$29.341	(a)$35.234
	(b)$16.462	(b)$18.899	(b)$23.099	(b)$24.055	(b)$24.100	(b)$26.055	(b)$29.923	(b)$28.203	(b)$33.783
Ending Number of AUs	(a)1,637	(a)2,830	(a)2,590	(a)2,521	(a)2,324	(a)2,220	(a)2,062	(a)1,949	(a)1,828
	(b)174	(b)1,756	(b)1,674	(b)1,728	(b)1,880	(b)1,506	(b)1,130	(b)1,075	(b)788

American Funds Global Growth* – AFIS Class 2 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$26.449	(a)$21.959	(a)$26.658	(a)$34.113	(a)$34.572	(a)$36.621	(a)$36.501	(a)$47.535	(a)$42.825
	(b)$25.903	(b)$21.466	(b)$25.995	(b)$33.182	(b)$33.544	(b)$35.443	(b)$35.239	(b)$45.778	(b)$41.138
Ending AUV	(a)$21.959	(a)$26.658	(a)$34.113	(a)$34.572	(a)$36.621	(a)$36.501	(a)$47.535	(a)$42.825	(a)$57.385
	(b)$21.466	(b)$25.995	(b)$33.182	(b)$33.544	(b)$35.443	(b)$35.239	(b)$45.778	(b)$41.138	(b)$54.987
Ending Number of AUs	(a)4,914	(a)7,676	(a)9,386	(a)9,793	(a)8,646	(a)8,956	(a)6,985	(a)6,837	(a)5,881
	(b)2,284	(b)5,672	(b)6,500	(b)7,339	(b)7,228	(b)7,537	(b)6,642	(b)6,684	(b)5,869

American Funds Growth* – AFIS Class 2 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$22.729	(a)$19.852	(a)$23.182	(a)$29.877	(a)$32.113	(a)$33.990	(a)$36.864	(a)$46.848	(a)$46.288
	(b)$22.255	(b)$19.399	(b)$22.596	(b)$29.050	(b)$31.145	(b)$32.884	(b)$35.576	(b)$45.098	(b)$44.447
Ending AUV	(a)$19.852	(a)$23.182	(a)$29.877	(a)$32.113	(a)$33.990	(a)$36.864	(a)$46.848	(a)$46.288	(a)$59.960
	(b)$19.399	(b)$22.596	(b)$29.050	(b)$31.145	(b)$32.884	(b)$35.576	(b)$45.098	(b)$44.447	(b)$57.432
Ending Number of AUs	(a)2,492	(a)4,707	(a)5,578	(a)5,969	(a)5,279	(a)5,011	(a)3,838	(a)3,429	(a)3,343
	(b)983	(b)3,460	(b)3,798	(b)3,632	(b)3,576	(b)3,364	(b)3,108	(b)2,759	(b)2,466

American Funds Growth-Income* – AFIS Class 2 Shares (Inception Date – 5/02/11)
Beginning AUV	(a)$18.541	(a)$16.840	(a)$19.597	(a)$25.916	(a)$28.401	(a)$28.542	(a)$31.530	(a)$38.223	(a)$37.183
	(b)$18.138	(b)$16.466	(b)$19.113	(b)$25.213	(b)$27.562	(b)$27.629	(b)$30.446	(b)$36.817	(b)$35.726
Ending AUV	(a)$16.840	(a)$19.597	(a)$25.916	(a)$28.401	(a)$28.542	(a)$31.530	(a)$38.223	(a)$37.183	(a)$46.458
	(b)$16.466	(b)$19.113	(b)$25.213	(b)$27.562	(b)$27.629	(b)$30.446	(b)$36.817	(b)$35.726	(b)$44.526
Ending Number of AUs	(a)567	(a)1,256	(a)2,435	(a)3,006	(a)2,746	(a)2,555	(a)2,283	(a)2,081	(a)1,821
	(b)958	(b)1,263	(b)3,125	(b)3,368	(b)3,674	(b)3,569	(b)3,367	(b)1,972	(b)1,758

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit
*	For contracts issued prior to June 29, 2015, Class 2 Shares of American Funds Insurance Series are available instead of Class 4 Shares.

Appendix B – State Contract Availability and/OR Variability

PROSPECTUS PROVISION	AVAILABILITY OR VARIATION	ISSUE STATE
Administration Charge	Contract Maintenance Fee is $30.	New Mexico
Administrative Charge	Charge will be deducted pro-rata from Variable Portfolios only.	New York Oregon Texas Washington
Annuity Date	You may begin the Income Phase any time after your first contract anniversary.	Florida
Annuity Date	You may begin the Income Phase any time after 13 months after contract issue.	New York
Cancellation of Living Benefit	Amounts allocated to the Secure Value Account will be automatically transferred to the Goldman Sachs VIT Government Money Market Fund or similar money market portfolio.	Washington
Free Look	If you are age 65 or older on the contract issue date, the Free Look period is 30 days.	Arizona
Free Look	If you are age 60 or older on the contract issue date:
The Free Look period is 30 days; and
If you invest in the Money Market Portfolio, the Free Look amount is calculated as the Purchase Payments paid; or
If you invest in Variable Portfolio(s), the Free Look amount is calculated as the greater of (1) Purchase Payments or (2) the value of your contract plus any fees paid on the day we received your request in Good Order at the Annuity Service Center.
	If you are younger than age 60 on the contract issue date, the Free Look amount is calculated as the value of your contract plus fees and charges on the day we received your request in Good Order at the Annuity Service Center.	California
Free Look	The Free Look period is 21 days and the amount is calculated as the value of your contract plus fees and charges on the day we receive your request in Good Order at the Annuity Service Center.	Florida
Free Look	The Free Look period is 20 days.	Idaho North Dakota Rhode Island Texas
Free Look	The Free Look amount is calculated as the value of your contract plus fees and charges on the day we received your request in Good Order at the Annuity Service Center.	Michigan Minnesota Missouri Texas
Free Look	The Free Look amount is calculated as the greater of (1) Purchase Payments including fees and charges or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.	Arkansas New York
Joint Ownership	Benefits and Features to be made available to Domestic Partners.	California District of Columbia Maine Nevada Oregon Washington Wisconsin
Joint Ownership	Benefits and Features to be made available to Civil Union Partners.	California Colorado Hawaii Illinois New Jersey Rhode Island
Minimum Contract Value	The minimum remaining contract value after a partial withdrawal must be $2,000.	Texas New York
Nursing Home Waiver	The Nursing Home Waiver is not available for contracts purchased on or after May 1, 2014.	California
Nursing Home Waiver	The Nursing Home Waiver is not available for contracts purchased on or after February 6, 2017.	Connecticut Massachusetts Pennsylvania
Nursing Home Waiver	The Nursing Home Waiver is not available for contracts purchased on or after May 1, 2017.	Missouri
Premium Based Charge	Charge will be deducted pro-rata from Variable Portfolios only.	New York Oregon Texas Washington
Premium Tax	We deduct premium tax charges of 0.50% for Qualified contracts and 2.35% for Non-Qualified contracts based on contract value when you begin the Income Phase.	California
B-1

PROSPECTUS PROVISION	AVAILABILITY OR VARIATION	ISSUE STATE
Premium Tax	We deduct premium tax charges of 2.0% for Non-Qualified contracts based on total Purchase Payments when you begin the Income Phase.	Maine
Premium Tax	We deduct premium tax charges of 3.5% for Non-Qualified contracts based on contract value when you begin the Income Phase.	Nevada
Premium Tax	For the first $500,000 in the contract, we deduct premium tax charges of 0% for Qualified contracts and 1.25% for Non-Qualified contracts based on total Purchase Payments when you begin the Income Phase. For any amount in excess of $500,000 in the contract, we deduct front-end premium tax charges of 0.08% for Non-Qualified contracts based on total Purchase Payments when you begin the Income Phase.	South Dakota
Premium Tax	We deduct premium tax charges of 1.0% for Qualified contracts and 1.0% for Non-Qualified contracts based on contract value when you begin the Income Phase.	West Virginia
Premium Tax	We deduct premium tax charges of 1.0% for Non-Qualified contracts based on total Purchase Payments when you begin the Income Phase.	Wyoming
Purchase Payment Age Limit	The Purchase Payment Age Limit is the later of three years after contract issue or attained age 63 but not after the Owner’s 86th birthday for contracts issued May 2, 2011 through August 2, 2015. The Purchase Payment Age Limit is not applicable to contracts issued on or after August 3, 2015.	Washington
Polaris Income Builder Daily Flex	Charge will be deducted pro-rata from Variable Portfolios only.	Connecticut Hawaii Missouri New York Oregon Texas Vermont Virginia Washington
Polaris Income Builder Daily	Charge will be deducted pro-rata from Variable Portfolios only.	Hawaii Missouri New York Oregon Texas Washington
Polaris Income Builder	Charge will be deducted pro-rata from Variable Portfolios only. * For contracts issued on or after January 23, 2017	Missouri* New York Oregon Texas Washington
SunAmerica Income Plus	Charge will be deducted pro-rata from Variable Portfolios only.	New York Oregon Texas Washington
Transfer Privilege	Any transfer over the limit of 15 will incur a $10 transfer fee.	Pennsylvania Texas
B-2

Appendix C – Formula and examples of calculations of the
polaris Income Builder DAILY FLEX Fee

The fee for Polaris Income Builder Daily Flex is assessed against the Income Base and deducted from the contract value at the end of each Benefit Quarter.
Polaris Income Builder Daily Flex Fee
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decreased or Increase Each Benefit Quarter*
Once Covered Person	1.35%	2.50%	0.60%	±0.40%
Two Covered Persons	1.35%	2.50%	0.60%	±0.40%
*	The fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4).
The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index (“VIX”), an index of market volatility reported by the Chicago Board Options Exchange. The fee rate is based on the average of the daily VIX squared values (VIX multiplied by VIX on the same day) as of Market Close on each day during the Benefit Quarter for which the fee is being calculated (the “Quarterly Average (Daily VIX2)”). In general, as the Quarterly Average (Daily VIX2) decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums and minimums identified in the table above.
The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.
Please see APPENDIX F — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO APRIL 30, 2020 for applicable fee rates and the non-discretionary formula if your contract was issued prior to April 30, 2020.
Example:
Assumptions:
•	Polaris Income Builder Daily Flex was elected
•	The Quarterly Averages (Daily VIX2) are as displayed from the table below:

Benefit Quarter Anniversary	Quarterly Average (Daily VIX2)	Calculated Annual Fee Rate*	Annual Fee Rate	Quarterly Fee Rate**
1st	525.71	N/A	1.35%	0.3375%
2nd	412.12	N/A	1.35%	0.3375%
3rd	770.25	N/A	1.35%	0.3375%
4th	573.97	N/A	1.35%	0.3375%
5th	204.42	1.16%	1.16%	0.2900%
*	The Calculated Annual Fee Rate equals the number resulting from the application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
**	The Quarterly Fee Rate is the Annual Fee Rate divided by 4.
The Annual Fee Rates and Quarterly Fee Rates are calculated as follows:
On the 5th Benefit Quarter Anniversary, the Quarterly Average (Daily VIX2) is 204.42. We calculate the Annual Fee Rate for the 5th Benefit Quarter as follows:
Step 1:	Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.00% + {0.05% x [204.42/33 – 10]}
1.00% + [0.05% x (-3.81)]
1.35% + (-0.19%) = 1.16% (Annual Fee Rate)
Step 2:	Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase of Decrease
1.35% - 1.16% = 0.19% which is within 0.40% of the previous Annual Fee Rate (1.35%).
1.16% is higher than the Minimum Annual Fee Rate (0.60%) and is lower than Maximum Annual Fee Rate (2.50%)
Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 1.16%
The Quarterly Fee Rate is 0.29% (or 1.16% divided by 4).

C-1

After the 5th Benefit Quarter, the assumed Average Value of the (Daily VIX)2 are as displayed from the table below:
Benefit Quarter	Quarterly Average (Daily VIX2)	Calculated Annual Fee Rate	Annual Fee Rate	Quarterly Fee Rate
6th	351.93	1.38%	1.38%	0.3450%
7th	307.03	1.32%	1.32%	0.3300%
8th	602.30	1.76%	1.72%	0.4400%
9th	698.25	1.91%	1.91%	0.4775%
10th	323.74	1.34%	1.51%	0.3775%
11th	398.72	1.45%	1.45%	0.3625%
12th	261.37	1.25%	1.25%	0.3125%
13th	281.15	1.28%	1.28%	0.3200%
14th	151.32	1.08%	1.08%	0.2700%
15th	52.63	0.93%	0.93%	0.2325%
16th	207.38	1.16%	1.16%	0.2900%
The Annual Fee Rates and Quarterly Fee Rates are calculated as follows:
On the 8th Benefit Quarter Anniversary, the Quarterly Average (Daily VIX2) increases to 602.30. We calculate the Annual Fee Rate in the 8th Benefit Quarter as follows:
Step 1:	Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.35% + {0.05% x [602.30/33 – 10]}
1.35% + [0.05% x (8.25)]
1.35% + 0.41% = 1.76% (Annual Fee Rate)
Step 2:	Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase of Decrease
1.76% - 1.32% = 0.44% which is more than 0.40% higher of the previous Annual Fee Rate of 0.97%.
The Annual Fee Rate is adjusted to be exactly 0.40% higher than the previous Annual Fee Rate, which is 1.72% (1.32% + 0.40%). This is within the Minimum and Maximum Annual Fee Rates.
Therefore, the Quarterly Fee Rate is 0.4300% (or 1.72% divided by 4).
On the 10th Benefit Quarter Anniversary, the Quarterly Average (Daily VIX2) decreases to 323.74. We calculate the Annual Fee Rate in the 10th Benefit Quarter as follows:
Step 1:	Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.35% + {0.05% x [323.74/33 – 10]}
1.35% + [0.05% x (-0.19)]
1.35% + (-0.01%) = 1.34% (Annual Fee Rate)
Step 2:	Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase of Decrease
1.34% - 1.91% = -0.57% which is more than 0.40% Quarterly Annualized Fee Rate Decrease from the previous Annual Fee Rate of 1.51%.
The Annual Fee Rate is adjusted to be exactly 0.40% lower than the previous Annual Fee Rate, which is 1.51% (1.91% - 0.40%).
Therefore, the Quarterly Fee Rate is 0.3775% (or 1.51% divided by 4).
After the 10th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the Quarterly Average (Daily VIX2). If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted.
C-2

Appendix D – Optional Living Benefit Examples

The following examples demonstrate how increases to the Income Base and withdrawals taken from the contract affect the values and benefits of the currently offered Living Benefit feature Polaris Income Builder Daily Flex. The examples are based on a hypothetical contract with one Covered Person over an extended period of time, and do not assume any specific rate of return nor do they represent how your contract will actually perform.
Example 1: Initial Values
The values shown below are based on the following assumptions:
•	Benefit Effective Date = contract issue date
•	Initial Purchase Payment = $100,000
•	Covered Person = Owner age 65 on the Benefit Effective Date
•	Maximum Annual Withdrawal Percentage = 5.00%

As of	Purchase Payment Invested	Contract Value	Minimum Income Base	Income Base	Maximum Annual Withdrawal Amount
Benefit Effective Date	$100,000	$100,000	$100,000	$100,000	$5,000
•	Minimum Income Base = Income Base = Initial Purchase Payment = $100,000
•	Maximum Annual Withdrawal Amount = Income Base x Maximum Annual Withdrawal Percentage = $100,000 x 5.00% = $5,000, if Lifetime Income is activated.
Example 2: Impact of Increase in Income Base due to Daily Step-up Values, Adding Subsequent Purchase Payments, and Minimum Income Base at Contract Anniversaries Prior to the Activation Date
The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:
•	Subsequent Purchase Payment invested in the 1st Benefit year = $60,000
•	Subsequent Purchase Payment invested in the 2nd Benefit year = $90,000
•	No withdrawals taken in the first 2 Benefit years
•	The Maximum Annual Withdrawal Amounts in this example are only available if Lifetime Income is activated

As of	Purchase Payment Invested	Assumed Contract Value	Step-up Value	Minimum Income Base	Income Base	Maximum Annual Withdrawal Amount upon Activation
Benefit Effective Date	$100,000	$100,000	—	$100,000	$100,000	$5,000
Year 1 – Day 25	—	$102,000	$102,000	$100,000	$102,000	$5,100
Year 1 – Day 105	—	$105,000	$105,000	$100,000	$105,000	$5,250
Year 1 – Day 200	$60,000	$162,000	—	$160,000	$165,000	$8,250
Year 1 – Day 300	—	$166,000	$166,000	$160,000	$166,000	$8,300
1st Anniversary	—	$167,000	$167,000	$168,000	$168,000	$8,400
Year 2 – Day 180	$90,000	$250,000	—	$258,000	$258,000	$12,900
Year 2 – Day 250	—	$280,000	$280,000	$258,000	$280,000	$14,000
2nd Anniversary	—	$279,000	—	$270,500	$280,000	$14,000
The values of the feature are impacted by attaining the daily Step-up Values, adding subsequent Purchase Payments, and comparing to the Minimum Income Base at Benefit Year Anniversaries when no Lifetime Income withdrawals have been taken as follows:
•	The Income Base is increased to the Step-up Values on a daily basis and the Maximum Annual Withdrawal Amount (“MAWA”) is recalculated based on the new Income Base, only available after Lifetime Income is activated.
•	The Income Base and the Maximum Annual Withdrawal Amount (“MAWA”) are also recalculated at the time each subsequent Purchase Payment is received.

○	In year 1 – day 25, the Income Base was increased to the Step-up Value of $102,000 (Contract Value $102,000 is greater than the current Income Base $100,000) and the MAWA was increased to $5,100 ($102,000 x 5.00%).
○	In year 1 – day 105, the Income Base was increased to the Step-up Value of $105,000 (Contract Value $105,000 is greater than the current Income Base $102,000) and the MAWA was increased to $5,250 ($105,000 x 5.00%).
○	In year 1 – day 200, the Minimum Income Base was increased to $160,000 ($100,000 + $60,000 subsequent Purchase Payment), the Income Base was increased to $165,000 ($105,000 + $60,000 subsequent Purchase Payment) and the MAWA was increased to $8,250 ($165,000 x 5.00%).
•	While no Lifetime Income withdrawals have been taken, the Income Base continues to be increased to the Step-up Values on a daily basis and the Maximum Annual Withdrawal Amount (“MAWA”) is recalculated based on the new Income Base. At Benefit Year Anniversaries during the first 10 years, and prior to the Activation Date, the Income Base can also step up to the Minimum Income Base if the Minimum Income Base is greater than the current Income Base.
○	In year 1 – day 300, the Income Base was increased to the Step-up Value of $166,000 (Contract Value $166,000 is greater than the current Income Base $165,000) and the MAWA was increased to $8,300 ($166,000 x 5.00%).
○	On the first Benefit Year Anniversary, the Income Base was increased to the Minimum Income Base of $168,000 ($160,000 x 105%, Minimum Income Base $168,000 is greater than both Step-Up Value $167,000 and current Income Base $166,000) and the MAWA was increased to $8,400 ($168,000 x 5.00%).
○	In year 2 – day 180, the Income Base was increased to $258,000 ($168,000 + $90,000 subsequent Purchase Payment), and the MAWA was increased to $12,900 ($258,000 x 5.00%).
○	In year 2 – day 250, the Income Base was increased to the Step-up Value of $280,000 (Contract Value $280,000 is greater than the current Income Base $258,000) and the MAWA was increased to $14,000 ($280,000 x 5.00%).
○	On the second Benefit Year Anniversary, the Income Base remained unchanged at $280,000 (current Income Base $280,000 is greater than Minimum Income Base $270,500 ($160,000 1st year Purchase Payments x 110% + $90,000 2nd year Purchase Payment x 105%) and the MAWA also remained unchanged at $14,000.
Example 3: Impact of Taking a Withdrawal prior to the Activation Date
The values shown below are based on the assumptions stated in the Examples 1 and 2 above, in addition to the following:
•	A withdrawal of $5,000 was taken in year 3, prior to the Activation Date.

As of	Assumed Contract Value	Withdrawal Taken	Step-up Value	Minimum Income Base	Income Base	Maximum Annual Withdrawal Amount upon Activation
2nd Anniversary	$279,000	—	—	$270,500	$280,000	$14,000
Year 3 – Day 45	$290,000	—	$290,000	$270,500	$290,000	$14,500
Year 3 – Day 155	$285,000	$5,000	—	$265,754	$284,912	$14,246
Year 3 – Day 275	$300,000	—	$300,000	$265,754	$300,000	$15,000
3rd Anniversary	$310,000	—	$310,000	$278,035	$310,000	$15,500
○	In year 3 – day 45, the Income Base was increased to the Step-up Value of $290,000 (Contract Value $290,000 is greater than the current Income Base $280,000) and the MAWA was increased to $14,500 ($290,000 x 5.00%).
○	In year 3 – day 155, the reduction proportion was 1.7544% ($5,000 Withdrawal/$285,000 Contract Value). The reduced Income Base was $284,912 ($290,000 x [1 – 1.7544%]) and the reduced MAWA was $14,246 ($284,912 x 5.00%). The reduced Minimum Income Base was $265,754 (110% x 1st year reduced Purchase Payments $157,193 [$160,000 x {1 – 1.7544%}] plus 105% x 2nd year reduced Purchase Payment $88,421 [$90,000 x {1 – 1.7544%}])
○	In year 3 – day 275, the Income Base was increased to the Step-up Value of $300,000 (Contract Value $300,000 Contract Value was greater than current Income Base $284,912) and the MAWA was increased to $15,000 ($300,000 x 5.00%).

○	On the third Benefit Year Anniversary, the Income Base was increased to the Step-up Value of $310,000 ($310,000 Contract Value $310,000 was greater than both current Income Base $300,000 and Minimum Income Base $278,035 (115% x $157,193 + 110% x $88,421) and the MAWA was increased to $15,500 ($310,000 x 5.00%).
Example 4: Impact of Taking Withdrawals up to the Maximum Annual Withdrawal Amount after the Activation Date
The values shown below are based on the assumptions stated in Examples 1, 2 and 3 above, in addition to the following:
•	Withdrawals less than or equal MAWA are taken in the 4th and 5th Benefit Years, after the Activate Date.

As of	Assumed Contract Value	Withdrawal Taken	Step-up Value	Minimum Income Base	Income Base	Maximum Annual Withdrawal Amount upon Activation
3rd Anniversary	$310,000	—	$310,000	$278,035	$310,000	$15,500
Year 4 – Day 65	$315,000	—	$315,000	$278,035	$315,000	$15,750
Year 4 – Day 92	$312,000	$10,000	—	—	$315,000	$15,750
Year 4 – Day 350	$320,000	—	$320,000	—	$315,000	$15,750
4th Anniversary	$311,000	—	—	—	$320,000	$16,000
Year 5 – Day 75	$325,000	—	$325,000	—	$320,000	$16,000
Year 5 – Day 80	$322,000	$16,000	—	—	$320,000	$16,000
5th Anniversary	$317,000	—	—	—	$325,000	$16,250
Year 6 – Day 155	$330,000	—	$330,000	—	$325,000	$16,250
6th Anniversary	$329,000	—	—	—	$330,000	$16,500
•	In year 4, $10,000, a Lifetime Income amount less than MAWA was withdrawn.
•	In year 5, $16,000, a Lifetime Income amount equal to MAWA was withdrawn.
The values of the feature are impacted prior to and after the Lifetime Income withdrawals are taken as follows:
•	Prior to the Activation Date, the Income Base is increased to the Step-up Values on a daily basis and the Maximum Annual Withdrawal Amount (MAWA) is recalculated based on the new Income Base.
○	In year 4 – day 65, the Income Base was increased to the Step-up Value of $315,000 (Contract Value $315,000 is greater than the current Income Base $310,000) and the MAWA was increased to $15,750 ($315,000 x 5.00%).
○	In year 4 – day 92, on the Activation Date, a Lifetime Income amount of $10,000 was withdrawn, and was less than the MAWA of $15,750. The Income Base ($315,000) and the MAWA ($15,750) remained unchanged.
•	After the first Lifetime Income withdrawal has been taken, The Minimum Income Base is no longer available, and the Income Base is not increased until the next anniversary date, looking back at the Step-up Values following the first Lifetime Income withdrawal.
○	In year 4 – day 350, there was a Step-up Value of $320,000, but the Income Base ($315,000) and the MAWA ($15,750) remained unchanged.
○	On the 4th Benefit Year Anniversary, the Income Base was increased to the Step-up Value $320,000 that had occurred between the date of the first Lifetime Income withdrawal and the 4th Benefit Year Anniversary date, and the MAWA was increased to $16,000 ($320,000 x 5.00%).
•	Past the first anniversary date after the first Lifetime Income withdrawal has been taken, the Income Base is not increased until the next Benefit Year Anniversary, looking back at the Step-up Values in the immediately preceding Benefit Year.
○	In year 5 – day 75, there was a Step-up Value of $325,000, but the Income Base ($320,000) and the MAWA ($16,000) remained unchanged.
○	In year 5 – day 80, a Lifetime Income amount $16,000 was withdrawn and was equal to the MAWA of $16,000. The Income Base ($320,000) and the MAWA ($16,000) remained unchanged.

○	On the 5th Benefit Year Anniversary, the Income Base was increased to the Step-up Value $325,000 that had occurred during the immediately preceding contract year, and the MAWA was increased to $16,250 ($325,000 x 5.00%).
○	In year 6 – day 155, there was a Step-up Value of $330,000, but the Income Base ($325,000) and the MAWA ($16,250) remained unchanged.
○	On the 6th Benefit Year Anniversary, the Income Base was increased to the Step-up Value $330,000 that had occurred during the immediately preceding contract year, and the MAWA was increased to $16,500 ($330,000 x 5.00%).
Example 5: Impact of Taking Excess Withdrawals (in excess of the Maximum Annual Withdrawal Amount) after the Activation Date
The values shown below are based on the assumptions stated in the Examples 1, 2, 3 and 4 above, in addition to the following:
•	Withdrawal of 8% of Income Base taken in the sixth and seventh Benefit Years.

As of	Assumed Contract Value	Withdrawal Taken	Step-up Value	Income Base	Maximum Annual Withdrawal Amount
6th Anniversary	$329,000	—	—	$330,000	$16,500
Year 7 – Day 37	$321,000	$26,400	—	$319,271	$15,964
Year 7 – Day 362	$325,000	—	$325,000	$319,271	$15,964
7th Anniversary	$317,000	—	—	$325,000	$16,250
Year 8 – Day 46	$307,000	$26,000	—	$314,101	$15,705
8th Anniversary	$270,000	—	—	$314,101	$15,705
The values of the feature are impacted by taking Lifetime Income withdrawals in excess of the Maximum Annual Withdrawal Amount (“MAWA”) as follows:
•	The Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the MAWA.
○	In year 7 – day 37, the reduction proportion is 3.2512% ([$26,400 - $16,500] / [$321,000 - $16,500]); the reduced Income Base was $319,271 ($330,000 x [1 – 3.2512%]) and the reduced MAWA was $15,964 ($319,271 x 5.00%).
○	In year 7 – day 362, there was a Step-up Value of $325,000, but the Income Base ($319,271) and the MAWA ($15,964) remained unchanged.
○	On the 7th anniversary date, the Income Base was increased to the Step-up Value $325,000 that had occurred after the Excess Withdrawal, and the MAWA was increased to $16,250 ($325,000 x 5.00%).
○	In year 8 – day 46, the reduction proportion was 3.3534% ([$26,000 – $16,250] / [$307,000 - $16,250]); the reduced Income Base was $314,101 ($325,000 x [1 – 3.3534%]); and the reduced MAWA was $15,705 ($314,101 x 5.00%).

Example 6: Protected Income Payment
The values shown below are based on the assumptions stated in Examples 1, 2, 3, 4 and 5 above, in addition to the following:
•	Contract value as shown and reduced to $0 in Year 12 due to market conditions.
•	MAWA withdrawals were taken every year.
•	There were no Step-up Values after the 8th Benefit Year Anniversary date.

As of	Assumed Contract Value	Withdrawal Taken	Step-up Value	Income Base	Maximum Annual Withdrawal Amount	Protected Income Payment
8th Anniversary	$270,000	—	—	$314,101	$15,705	—
9th Anniversary	$150,000	$15,705	—	$314,101	$15,705	—
10th Anniversary	$100,000	$15,705	—	$314,101	$15,705	—
11th Anniversary	$50,000	$15,705	—	$314,101	$15,705	—
Year 12 – Day 81	$0	$15,705	—	$314,101	$15,705	—
12th Anniversary	$0	$0	—	$314,101	—	$15,705
•	The Protected Income Payment of $15,705 ($314,101 x 5.00%) will be paid for the lifetime of the Covered Person.

Appendix E – Death Benefits Following Spousal Continuation

If your contract was issued prior to September 9, 2019 and you did not elect the Polaris Income Builder Daily Flex Living Benefit, please see Appendix H – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED PRIOR TO SEPTEMBER 9, 2019.
If your contract was issued between May 13, 2019 and September 8, 2019 and you elected the Polaris Income Builder Daily Flex Living Benefit, please see this appendix for the Death Benefits Following Spousal Continuation applicable to your contract.
The following details the death benefit payable upon the Continuing Spouse’s death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether the Living Benefit was elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse’s date of death.
Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.
We define “Continuation Purchase Payment” as Purchase Payments made on or after the Continuation Date.
The term “withdrawals” as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.
The term “Withdrawal Adjustment” is used for the standard death benefit, if you have elected the Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals. Any withdrawal taken prior to the Activation Date reduces the death benefit proportionately by the percentage by which each withdrawal reduced the contract value. Any withdrawal taken on or after the Activation Date reduces the death benefit as follows:
•	If cumulative Lifetime Income withdrawals for the current contract year are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each Lifetime Income withdrawal.
•	If cumulative Lifetime Income withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and death benefit are first reduced by the Maximum Annual Withdrawal amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount (Excess Withdrawal) by the percentage by which the Excess Withdrawal reduced the resulting contract value.
The Company will not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations described below assume that no Purchase Payments are received on or after the Continuing Spouse’s 86th birthday.
The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether the original Owner had elected the Living Benefit described above.
A.	Standard Death Benefit Payable Upon Continuing Spouse’s Death:
The following describes the standard death benefit without election of the Living Benefit:
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
1.	Contract value; or
2.	Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse’s 86th birthday, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.
The following describes the standard death benefit with election of the Living Benefit:
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
1.	Contract value; or
2.	Continuation Purchase Payments received prior to the first contract anniversary reduced by:
a.	any Withdrawal Adjustments after the Continuation Date if the Living Benefit has not terminated; or
b.	any Withdrawal Adjustments after the Continuation Date prior to the date the Living Benefit was terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit was terminated.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit will be contract value.
B.    Maximum Anniversary Value Death Benefit Payable
        Upon Continuing Spouse’s Death:
If the Continuing Spouse is age 80 or younger on the Continuation Date, regardless of whether a Living Benefit was elected, then upon the death of the Continuing Spouse, the death benefit is the greatest of:
1.	Contract value; or
2.	Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to

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the Continuing Spouse’s 86th birthday, reduced for withdrawals in the same proportion that the withdrawal reduced contract value on that date of such withdrawal; or
3.	Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death. The anniversary value for any year is equal to the contract value on the applicable contract anniversary, plus Continuation Purchase Payments received since that anniversary date but prior to the Continuing Spouse’s 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.
If the Continuing Spouse is age 81-85 on the Continuation Date and no Living Benefit was elected, then the death benefit will be the greater of:
1.	Contract value; or
2.	Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse’s 86th birthday, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.
If the Continuing Spouse is age 81-85 on the Continuation Date and the Living Benefit was elected, then the death benefit will be the greater of:
1.	Contract value; or
2.	Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse’s 86th birthday, reduced by:
a.	any Withdrawal Adjustments after the Continuation Date if the Living Benefit has not terminated; or
b.	any Withdrawal Adjustments after the Continuation Date prior to the date the Living Benefit was terminated and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit was terminated.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value and the fee for the Maximum Anniversary Value death benefit will no longer be deducted as of the Continuation Date.
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Appendix F – Living Benefits for Contracts Issued Prior to April 30, 2020

Effective January 15, 2016, if you have elected a Living Benefit feature and your contract was issued:
•	Prior to April 30, 2012, we will not accept subsequent Purchase Payments on or after the 5th contract anniversary from your contract issue date.
•	On April 30, 2012 to November 11, 2012, we will not accept subsequent Purchase Payments made on or after the 2nd contract anniversary from your contract issue date.
•	Between November 12, 2012 and September 8, 2019, unless you elected the Polaris Income Builder Daily Flex Living Benefit feature, we will not accept subsequent Purchase Payments made on or after the 1st contract anniversary from your contract issue date.

Polaris Income Builder Daily Flex	F-1
Polaris Income Builder Daily Flex Fee	F-7
Additional Important Information Applicable to Polaris Income Builder Daily Flex	F-8
Polaris Income Builder Daily	F-11
Polaris Income Builder Daily Fee	F-16
Additional Important Information Applicable to Polaris Income Builder Daily	F-17
Polaris Income Builder	F-19
Polaris Income Builder Fee	F-24
SunAmerica Income Plus	F-25
SunAmerica Income Plus Fee	F-33
Additional Important Information Applicable to Polaris Income Builder and SunAmerica Income Plus	F-34

Polaris Income Builder Daily FLEX
If your contract was issued prior to April 30, 2020 and you elected the Polaris Income Builder Daily Flex Living Benefit, the following provisions are applicable to the feature you elected.
Glossary of Living Benefit Terms
Activation Date
The date on which your Lifetime Income is activated. Upon activation of Lifetime Income, changes cannot be made to the Covered Person(s).
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.
Benefit Quarter
Each consecutive 3 month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.
For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the contract issue date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Covered Person Change
The Covered Person(s) may be changed in the event of a Life Change Event prior to or on the Activation Date. No further changes may be made to the Covered Person(s) after the Activation Date.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year after the Activation Date and exceeds the greater of the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base or the Required Minimum Distribution amount as calculated by the Annuity Service Center. An Excess Withdrawal will cause the Income Base and the Maximum Annual Withdrawal Amount to be recalculated.
Income Base
The Income Base is a value used to determine the Living Benefit fee and the maximum amount that may be withdrawn each Benefit Year after the Activation Date without reducing the Income Base. The Income Base is also used to determine the amount paid each year over the lifetime of the Covered Person(s), if and when the contract value is reduced to zero, but the Income Base is still greater than zero, or upon the Latest Annuity Date.

Investment Requirements
In order to elect the Living Benefit, you must invest your money in accordance with certain requirements outlined below under “Are there investment requirements if I elect Polaris Income Builder Daily Flex?”
Life Change Event
A change to the Covered Person(s) upon marriage, divorce or death if prior to the Activation Date.
Lifetime Income
Any withdrawal taken on or after the Activation Date that is all or part of the Maximum Annual Withdrawal Amount or Protected Income Payment.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year on or after activating Lifetime Income and while the contract value is greater than zero without reducing the Income Base.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year after activating Lifetime Income and while the contract value is greater than zero.
Minimum Income Base
The Minimum Income Base is a guaranteed minimum amount of the Income Base determined on each contract Benefit Year Anniversary prior to the Activation Date and up to the 10th Benefit Year Anniversary of the contract. An annual 5% Minimum Income Base Percentage will be applied to each Purchase Payment received prior to that Benefit Year Anniversary during the Minimum Income Base period of 10 years, as long as the Activation Date is not prior to that Benefit Year Anniversary as follows:
Benefit Year Anniversary after Each Purchase Payment	Minimum Income Base Percentage (as a Percentage of each Purchase Payment)
1st Benefit Year Anniversary	105%
2nd Benefit Year Anniversary	110%
3rd Benefit Year Anniversary	115%
4th Benefit Year Anniversary	120%
5th Benefit Year Anniversary	125%
6th Benefit Year Anniversary	130%
7th Benefit Year Anniversary	135%
8th Benefit Year Anniversary	140%
9th Benefit Year Anniversary	145%
10th Benefit Year Anniversary	150%
Any withdrawals taken prior to the Activation Date will reduce each Purchase Payment used in the calculation of the Minimum Income Base proportionately. The Minimum Income Base is only available in the first 10 Benefit Years, or upon the Activation Date, if earlier. For example: a
Purchase Payment received in the 5th Benefit Year prior to the Activation Date can only have an annual Minimum Income Base Percentage of 5%, up to a maximum of 125%.
Protected Income Payment
The amount to be paid each year over the lifetime of the Covered Person(s) after the Activation Date, if and when the contract value is reduced to zero, but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
Step-up Value
The Step-up Value is used to determine the Income Base on a daily basis. The Step-Up Value is equal to the current contract value on any day where the current contract value is greater than the current Income Base due to favorable market performance.
How does Polaris Income Builder Daily Flex work?
Polaris Income Builder Daily Flex offers guaranteed lifetime income plus the opportunity to increase income by locking in Step-up Values. If you elect this feature, you must elect the date on which your Lifetime Income is activated (the “Activation Date”).
This feature allows you flexibility to make a change to your initial election of Covered Person(s) (the “Covered Person Change”) on the Activation Date. The Covered Person Change is also permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of the original Covered Person(s). At least one of the original named Covered Person(s) must remain on the contract.
You may take withdrawals prior to the Activation Date that will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage, but any such withdrawals will proportionately reduce the Income Base and Purchase Payments used in the calculation of the Minimum Income Base. Note: If the Activation Date is prior to the specified Benefit Year Anniversary, you will no longer be eligible for the Minimum Income Base on the Benefit Year Anniversary.
Prior to the Activation Date, the Income Base step-ups, if any, occur on a daily basis. The Income Base is the basis for the Covered Person(s)’ Lifetime Income. The Income Base is initially equal to the first Purchase Payment, increased by any subsequent Purchase Payments, if any, and reduced proportionately for any withdrawals made. In addition, if the Activation Date is not prior to the specified Benefit Year Anniversary, you will be eligible for the Minimum Income Base on the Benefit Year Anniversary. The Minimum Income Base is a specified percentage of the Purchase Payment(s). The Purchase Payment(s) used to calculate the Minimum Income Base are reduced for any withdrawals taken prior to the Activation Date.
On or after the Activation Date, while both the Income Base and the contract values are greater than zero, the Income Base may only be increased on the Benefit Year Anniversary dates, looking back at the prior Benefit Year’s Step-up Values and subsequent Purchase Payments, if any. Please see “How do increases to the Income Base work under Polaris Income Builder Daily Flex?” below.
What determines the amount I can receive each year?
The amount that you receive depends on whether there are one or two Covered Person(s), the age of the Covered Person(s) and whether your contract value is greater than or equal to zero on the Activation Date.
While the contract value is greater than zero and on or after the Activation Date, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) on the Activation Date.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) on the Activation Date. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?”and “What happens to my Living Benefit upon the Latest Annuity Date?”below.
Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Tables
The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.
If your contract was purchased between March 30, 2020 and April 29, 2020, and you elected the optional Polaris Income Builder Daily Flex Living Benefit, the following
Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Person and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Builder Daily Flex
One Covered Person (Age 45 - 59)	3.25% / 3.25%
One Covered Person (Age 60 - 64)	3.75% / 3.75%
One Covered Person (Age 65 - 71)	5.00% / 5.00%
One Covered Person (Age 72 and Older)	5.25% / 5.25%
Two Covered Persons (Age 45 - 59)	2.75% / 2.75%
Two Covered Persons (Age 60 - 64)	3.25% / 3.25%
Two Covered Persons (Age 65 - 71)	4.50% / 4.50%
Two Covered Persons (Age 72 and Older)	4.75% / 4.75%
(1)	If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
If your contract was purchased between October 7, 2019 and March 29, 2020, and you elected the optional Polaris Income Builder Daily Flex Living Benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Person and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Builder Daily Flex
One Covered Person (Age 45 - 59)	3.50% / 3.50%
One Covered Person (Age 60 - 64)	4.00% / 4.00%
One Covered Person (Age 65 - 71)	5.40% / 5.40%
One Covered Person (Age 72 and Older)	5.70% / 5.70%
Two Covered Persons (Age 45 - 59)	3.00% / 3.00%
Two Covered Persons (Age 60 - 64)	3.50% / 3.50%
Two Covered Persons (Age 65 - 71)	4.90% / 4.90%
Two Covered Persons (Age 72 and Older)	5.20% / 5.20%
(1)	If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
If your contract was purchased between May 13, 2019 and October 6, 2019, and you elected the optional Polaris Income Builder Daily Flex Living Benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Person and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Builder Daily Flex
One Covered Person (Age 45 - 59)	3.50% / 3.50%
One Covered Person (Age 60 - 64)	4.00% / 4.00%
One Covered Person (Age 65 - 71)	5.60% / 5.60%
One Covered Person (Age 72 and Older)	5.85% / 5.85%
Two Covered Persons (Age 45 - 59)	3.00% / 3.00%
Two Covered Persons (Age 60 - 64)	3.50% / 3.50%
Two Covered Persons (Age 65 - 71)	5.10% / 5.10%
Two Covered Persons (Age 72 and Older)	5.35% / 5.35%
(1)	If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.

Are there investment requirements if I elect the Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios as detailed below.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA Fixed Account or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
Investment Requirements for Polaris Income Builder Daily Flex
You must allocate your assets in accordance with the following:
10% Secure Value Account	Up to 90% in one or more of the following Variable Portfolios:
American Funds Asset Allocation
Goldman Sachs VIT Government Money Market Fund
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Global Index Allocation 60/40
SA Global Index Allocation 75/25
SA Global Index Allocation 90/10
SA Goldman Sachs Global Bond
SA Goldman Sachs Multi-Asset Insights
SA Index Allocation 60/40
SA Index Allocation 80/20
SA Index Allocation 90/10
SA JPMorgan Diversified Balanced
SA JPMorgan MFS Core Bond
SA Legg Mason Tactical Opportunities
SA MFS Total Return
SA PGI Asset Allocation
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Government and Quality Bond
SA Wellington Real Return
SA Wellington Strategic Multi-Asset
How do my investment requirements impact my feature and contract?
Before you elect the Living Benefit, you should carefully consider whether the investment requirements associated with the Living Benefit meet your investment objectives and risk tolerance.
The investment requirements may reduce the need to rely on the guarantees provided by the Living Benefit because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company’s risk that the contract value will be reduced to zero before the Covered Person(s)’ death. Withdrawals taken while the contract value is greater than zero are withdrawals of the contract owner’s own money. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the Living Benefit guarantee. Please consult your financial representative regarding which Variable Portfolios are appropriate for the Living Benefit you elected.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options. The required allocation percentage to the Secured Value Account will not change for the life of your contract.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance, transfers, and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.
We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Builder Daily Flex?
The Lifetime Income offered by Polaris Income Builder Daily Flex is calculated by considering the factors described below.
First, we determine the Step-up Values which are values used to determine the Income Base. The initial Step-up Value is equal to the contract value.  Then, on any day that the contract value is greater than the Income Base on that day, the Income Base is stepped up to that value. The Step-up Value is determined daily prior to the Activation Date.
Second, we determine the Income Base, which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Third, if you do not activate Lifetime Income before each Benefit Year Anniversary up to the 10th Benefit Year Anniversary, an annual Minimum Income Base Percentage of 5% will be applied to Purchase Payments received prior to that Benefit Year Anniversary.  These percentages are provided above in the Glossary of Living Benefit Terms.  Further, any withdrawals taken prior to activating Lifetime Income will proportionately reduce the Purchase Payments used in the calculation of the Minimum Income Base.
Fourth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero after the Activation Date but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by two factors upon the Activation Date: 1) whether there is one or two Covered Person(s) and 2) the age of the Covered Person(s). Please see the tables under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Fifth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation Date, while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken on or after the Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Builder Daily Flex?” below.
How do increases to the Income Base work under Polaris Income Builder Daily Flex?
Prior to the Activation Date, the Income Base is increased daily to the Step-up Value and by subsequent Purchase Payments, if any.
Additionally, prior to the Benefit Year Anniversary, but during the Minimum Income Base period, the Income Base will be increased to at least the Minimum Income Base on the Benefit Year Anniversary as a specified percentage of the Purchase Payments.
On or after the Activation Date, the Income Base is increased only on the Benefit Year Anniversary by looking back to the higher Step-up Value since the Activation Date (“first look-back”) or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the higher Step-up Value since the last Excess Withdrawal.

After the first look-back, the Income Base is increased only on the Benefit Year Anniversary by looking back to the higher Step-up Value since the last Benefit Year Anniversary. If one or more Excess Withdrawals have been taken in that Benefit Year, the Income Base is increased on the Benefit Year Anniversary by looking back to the higher Step-up Value since the last Excess Withdrawal.
What are the effects of withdrawals on Polaris Income Builder Daily Flex?
The Maximum Annual Withdrawal Amount, the Income Base and the Purchase Payment(s) used in the calculation of the Minimum Income Base may change over time as a result of the timing and amount of any withdrawals.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.
Additionally, any withdrawal taken will reduce each Purchase Payment included in the calculation of the Minimum Income Base. The reduction to the Purchase Payment(s) will result in a lowered amount being applied to the Income Base during the Minimum Income Base Period. However, the Minimum Income Base will continue to increase during the Minimum Income Base Period prior to the Activation Date. Lastly, any withdrawals will not lock-in your Maximum Annual Withdrawal Percentage or Protected Income Payment Percentage, if applicable, because your Lifetime Income withdrawals have not been activated.
On or after the Activation Date
Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
For example, assume that your contract value is $106,000, your Income Base is $120,000, and your Maximum Annual Withdrawal Amount is $6,000. You request a withdrawal of $11,000. Your Income Base will be reduced to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/($106,000 - $6,000)]} = $114,000.
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a
Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount.
When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal.
The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
Minimum Income Base: If you activate Lifetime Income during the Minimum Income Base Period, the Minimum Income Base will no longer increase on the next Benefit Year Anniversary.

Look-back Periods: If you take one or more Excess Withdrawals in a Benefit Year, the Income Base may be increased on the Benefit Year Anniversary by looking back only to the Higher Step-up Value since the last Excess Withdrawal. This means that if you take an Excess Withdrawal, you lose the opportunity to lock in a potentially higher Step-up Value that may have occurred prior to that Excess Withdrawal during that Benefit Year.
All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested.
What is the fee for Polaris Income Builder Daily Flex?
The fee for Polaris Income Builder Daily Flex is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In Connecticut, Hawaii, Missouri, New York, Oregon, Texas, Vermont, Virginia and Washington, the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
Polaris Income Builder Daily Flex Fee
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.35%	2.50%	0.60%	±0.40%
Two Covered Persons	1.35%	2.50%	0.60%	±0.40%
*	The quarterly fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4).
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.
An increase in the Income Base due to attaining a new Step-up Value or an addition of subsequent Purchase Payment(s) will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
Prior to the Activation Date:
If the contract value is reduced to zero, due to a withdrawal, but the Income Base is greater than zero, the contract will be terminated including any optional benefits and features.
On or after the Activation Date:
If the contract value is reduced to zero, but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, Excess Withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.	The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.	Any option mutually agreeable between you and us.

Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.
Please refer to the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Tables under “What determines the amount I can receive each year” above for the percentages applicable to your Living Benefit.

Additional important information
applicable to POLARIS INCOME BUILDER DAILY FLEX

When and how may I elect the Living Benefit?
You may elect the Living Benefit at the time of contract issue (the “Benefit Effective Date”). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the “Covered Person(s).” If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, Covered Person(s) must meet the minimum and maximum age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.
Polaris Income Builder Daily Flex:
Number of Owners	Covered Person
	Minimum Age(1)	Maximum Age(2)
One Owner	45	80
Joint Owners(3)	45	80
(1)	Minimum Age must be met by any Covered Person(s) as of the Contract Issue Date.
(2)	Maximum Age cannot be exceeded by any Covered Person(s) as of the date added.
(3) Joint Owners may choose which of the two Owners will be the Covered Person. The Beneficiary’s age is not considered in determining the maximum issue age of the second Covered Person.
What are the allowable changes to Covered Person(s) prior to the Activation Date?
You may make changes to your Covered Person(s) prior to the Activation Date for specific Life Change Events as defined below by submitting the appropriate Covered Person(s) Change form. Note: Any Covered Person being added must meet the above minimum and maximum age requirements.
•	Marriage – If there is one Covered Person, you may add your spouse as the second Covered Person;
•	Divorce – If there are two Covered Persons, you may remove one of the Covered Persons as a result of divorce;
•	Death – Upon the death of one of the Covered Persons, you may remove the deceased Covered Person.
What are the allowable changes to Covered Person(s) on the Activation Date?
Number of Owners and Covered Persons	Allowed Changes to Covered Person(s) on the Activation Date
Single Owned Contract & One Covered Person	Add Spouse as the second Covered Person
Single Owned Contract & Two Covered Persons(1)	Remove or Change the second Covered Person who is not the Single Owner
Jointly Owned Contract & One Covered Person	Add Joint Owner as the second Covered Person
Jointly Owned Contract & Two Covered Persons(1)	Remove or Change either Covered Person
(1)	You must keep at least one of the original Covered Person(s) if requesting to remove or change either Covered Person. Note: If a second Covered Person or if one of the original Covered Person(s) is changed, Covered Person(s) must meet the above minimum and maximum age requirements.
Your Lifetime Income will change as a result of removing or adding a Covered Person(s).
If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
Prior to the Activation Date, Required Minimum Distributions (“RMD”) will proportionately reduce the Income Base and the Purchase Payments used to calculate the Minimum Income Base.
On or after the Activation Date, as the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking Required Minimum Distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Builder Daily Flex?”above.
Any withdrawal taken before you activate Lifetime Income (including RMDs) will result in a reduction of the amount of future withdrawals of the Maximum Annual Withdrawal Amount (MAWA).
We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the Maximum Annual Withdrawal Amount or RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you.
If you turned age 70 ½ on or after January 1, 2020, the age at which you must begin taking RMDs is 72. If you turned age 70 ½ before January 1, 2020, the age at which you must begin taking RMDs is 70 ½.
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person and if the contract value is greater than zero?
Prior to the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract and the Living Benefit as a new single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract and the Living Benefit as the current single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
On or after the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract, without the Living Benefit.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract, with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: At any time, if, the contract value goes to zero due to a withdrawal, the Spousal Beneficiary cannot continue the contract.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons and if the contract value is greater than zero?
Prior to the Activation Date, upon death of the first of the two Covered Persons, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract as a single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
Note: Prior to the Activation Date, if the contract value goes to zero due a withdrawal, the Living Benefit and the contract terminate, and the Spousal Beneficiary cannot continue the contract.
On or after the Activation Date, upon the first of the two Covered Person’s death, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract, with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: On or after the Activation Date, if the contract value goes to zero due to: a) a withdrawal taken within the parameters of the Living Benefit, the Spousal Beneficiary can continue the Living Benefit as the surviving Covered Person with the current Protected Income Payment for their lifetime or b) an Excess Withdrawal, the Living Benefit and contract will terminate, and the Spousal Beneficiary cannot continue the contract.
The components of the Living Benefit in effect at the time of Spousal Continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person on the Activation Date. If Lifetime Income was not activated prior to the Spousal Continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person on the Activation Date. Please see “How does Polaris Income Builder Daily Flex work?” above.
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Step-up Values and the Continuing Spouse will also be eligible to receive the Minimum Income Base on Benefit Year Anniversaries during the Minimum Income Base period if Lifetime Income was not activated during the Minimum Income Base period. On or after the Activation Date, the Continuing Spouse is no longer eligible for any further adjustments to the Minimum Income Base.
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.
What happens to my Living Benefit upon the Latest Annuity Date?
On the Latest Annuity Date if the contract value is greater than zero, You must select one of the following options:
1.	Annuitize by selecting from choices a. or b. below:
a.	elect to begin one of the Annuity Income Payment Options set forth in Your Contract. If you choose this option, We will apply the contract value to provide annuity income payments as described under ANNUITY INCOME OPTIONS; or
b.	elect to receive Lifetime Income under Your Living Benefit by means of an Annuitization while any of the last named Covered Person(s) is living. If You have already activated Lifetime Income under the Living Benefit, You will continue to receive Lifetime Income by means of an Annuitization as described below. If you have not yet activated Lifetime Income, you may activate Lifetime Income by means of an Annuitization as described under ANNUITY INCOME OPTIONS; or
2.	Fully surrender your Contract
Note: Under 1b) upon annuitization you will receive the applicable Maximum Annual Withdrawal Amount for a fixed period while you are alive. The fixed period is determined by dividing the contract value as of the Latest Annuity Date by the Maximum Annual Withdrawal Amount. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by then applicable Protected Income Payment Percentage, paid until the death(s) of all Covered Person(s). The amount of each such payment will equal the Protected Income Payment amount divided according to the payment frequency you selected.
An election under option 1 above converts Your contract value or Lifetime Income amount to an Annuitization payable through a series of payments as described above.  Once the selected Annuitization begins, all other benefits under Your Contract, will be terminated, transfers may no longer be made, a death benefit is no longer payable, and the Living Benefit Fee will no longer be deducted. If You do not select an option listed above by the Latest Annuity Date, We will automatically begin making Lifetime Income payments, which would equal to the Maximum Annual Withdrawal Amount as long as the contract value is greater than zero, or the Protected Income Payment if the contract values goes to zero, in accordance with option 1b) above, divided equally and paid on a monthly frequency until the death(s) of all of the last named Covered Person(s).
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-5	5th Benefit Year Anniversary
Years 5+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefit will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.

What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Builder Daily Flex?
Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available, amounts will be transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the money market portfolio at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of your Living Benefit. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or a money market portfolio will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit and Lifetime Income will automatically be cancelled upon the occurrence of one of the following:
(i)	Annuitization of the contract; or
(ii)	Termination or surrender of the contract; or
(iii)	A death benefit is paid resulting in the contract being terminated; or
(iv)	Any withdrawal prior to the Activation Date that reduces the Contract Value to zero; or
(v)	On or after the Activation Date, any Excess Withdrawal that reduces the Contract Value and Income Base to zero; or
(vi)	Death of the Covered Person, if only one is elected after Lifetime Income has been activated; or, if two Covered Persons are elected, death of the surviving Covered Person; or
(vii)	A change that removes all of the original Covered Persons from the contract; or
(viii)	A Change of the Owner or Assignment; or
(ix)	You elect to cancel Your Living Benefit.
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural
Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.
Polaris Income Builder Daily
If your contract was issued prior to September 9, 2019 and you elected the Polaris Income Builder Daily Living Benefit, the following provisions are applicable to the feature you elected. We will not accept subsequent Purchase Payments made on or after the 1st contract anniversary from your contract issue date.
The Polaris Income Builder Daily Living Benefit was available from September 10, 2018 through September 8, 2019. Effective September 9, 2019, Polaris Income Builder Daily is no longer available for election.
Living Benefit Defined Terms
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.
Benefit Quarter
Each consecutive 3 month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.
For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the contract issue date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.

Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year which exceeds the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base. This withdrawal may include, but is not limited to, any withdrawal in a Benefit Year taken after the maximum amount allowed. An Excess Withdrawal will cause the Income Base and the Maximum Annual Withdrawal Amount to be recalculated.
Income Base
The Income Base is used to determine the fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base. The Income Base is also used to determine the amount paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero.
Investment Requirements
We will allocate a certain percentage of every Purchase Payment and Continuation Contribution, if any, to a fixed interest rate account (the “Secure Value Account”). The remaining amount of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined under “Are there investment requirements if I elect the Living Benefit?” below.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year while the contract value is greater than zero.
Minimum Income Base
The guaranteed minimum amount is specified as a percentage of the first Benefit Year’s Purchase Payments and is available during the Minimum Income Base period provided no withdrawals are taken prior to each Benefit
Year Anniversary during the Minimum Income Base period as follows:
Minimum Income Base Period (if no withdrawals are taken prior to the Benefit Year Anniversary)	Minimum Income Base Percentage (as a Percentage of the 1st Benefit Year’s Purchase Payment)
1st Benefit Year Anniversary	105%
2nd Benefit Year Anniversary	110%
3rd Benefit Year Anniversary	115%
4th Benefit Year Anniversary	120%
5th Benefit Year Anniversary	125%
6th Benefit Year Anniversary	130%
7th Benefit Year Anniversary	135%
8th Benefit Year Anniversary	140%
9th Benefit Year Anniversary	145%
10th Benefit Year Anniversary	150%
The Minimum Income Base is determined on each Benefit Year Anniversary during the Minimum Income Base Period. The Minimum Income Base equals the Minimum Income Base percentage multiplied by Purchase Payments as long as no withdrawals are taken prior to that Benefit Year Anniversary. Upon your first withdrawal during the Minimum Income Base period, you are no longer eligible for adjustments to your Income Base based on the above Minimum Income Base Table.
Protected Income Payment
The amount to be paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
Step-up Value
A value used to determine the Income Base that is equal to the contract value on any day if it is greater than the Income Base on that day. This value is determined daily.
How does Polaris Income Builder Daily work?
Polaris Income Builder Daily’s Income Base is increased by locking in Step-up Values. The Income Base is the basis for the Covered Person(s)’ guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Purchase Payment. The Income Base is increased by subsequent Purchase Payments. We will not accept subsequent Purchase Payments after the first contract anniversary. Until a withdrawal has been taken, the Income Base is increased to the Step-up Value immediately. After the first withdrawal, while both the Income Base and the contract values are greater than zero, the Income Base may only be increased on the Benefit Year Anniversary dates, looking back at the prior Benefit Year’s Step-up Values. In addition, if you do not take any withdrawals prior to a Benefit Year Anniversary during the Minimum Income Base period, the Income Base will be eligible to increase to at least the Minimum Income Base according to the table shown above. The Minimum Income Base is determined on each Benefit Year Anniversary during the Minimum Income Base period. The Minimum Income Base equals the Minimum Income Base percentage multiplied by the Purchase Payments as long as no withdrawals are taken prior to that Benefit Year Anniversary. However, if you take a withdrawal during the Minimum Income Base Period, you are no longer eligible for any further adjustments to your Minimum Income Base. Please see “How can the Income Base be increased for Polaris Income Builder Daily?” below.
What determines the amount I can receive each year?
The amount that you receive depends on whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of the first withdrawal and whether your contract value is greater than or equal to zero.
While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) at the time of first withdrawal.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) at the time of the first withdrawal. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?”and “What happens to my Living Benefit upon the Latest Annuity Date?”below.
Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Table
The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.
If your contract was purchased between September 10, 2018 and September 8, 2019, and you elected the optional Polaris Income Builder Daily Living Benefit, the following Maximum
Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Person and Age of Covered Person at First Withdrawal(1)	Polaris Income Builder Daily
One Covered Person (Age 45 - 59)	3.50% / 3.50%
One Covered Person (Age 60 - 64)	4.00% / 4.00%
One Covered Person (Age 65 - 71)	5.50% / 5.50%
One Covered Person (Age 72 and Older)	5.75% / 5.75%
Two Covered Persons (Age 45 - 59)	3.00% / 3.00%
Two Covered Persons (Age 60 - 64)	3.50% / 3.50%
Two Covered Persons (Age 65 - 71)	5.00% / 5.00%
Two Covered Persons (Age 72 and Older)	5.25% / 5.25%
(1)	If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of the Two Covered Persons.
Are there investment requirements if I elect the Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios as detailed below.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
You must allocate your assets in accordance with the following:

10% Secure Value Account	Up to 90% in one or more of the following Variable Portfolios:
American Funds Asset Allocation
Goldman Sachs VIT Government Money Market Fund
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Global Index Allocation 60/40
SA Global Index Allocation 75/25
SA Global Index Allocation 90/10
SA Goldman Sachs Global Bond
SA Goldman Sachs Multi-Asset Insights
SA Index Allocation 60/40
SA Index Allocation 80/20
SA Index Allocation 90/10
SA JPMorgan Diversified Balanced
SA JPMorgan MFS Core Bond
SA Legg Mason Tactical Opportunities
SA MFS Total Return
SA PGI Asset Allocation
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Government and Quality Bond
SA Wellington Real Return
SA Wellington Strategic Multi-Asset
How do my investment requirements impact my feature and contract?
Before you elect the Living Benefit, you should carefully consider whether the investment requirements associated with the Living Benefit meets your investment objectives and risk tolerance.
The investment requirements may reduce the need to rely on the guarantees provided by the Living Benefit because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company's risk that the Contract Value will be reduced to zero before the Covered Person(s)’ death. Withdrawals taken while Contract Value is greater than zero are withdrawals of the contract owner’s own money. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the Living Benefit guarantee.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations of the investment options.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.
We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Builder Daily?
The benefit offered by Polaris Income Builder Daily is calculated by considering the factors described below.
First, we determine the Step-up Values.
Second, we determine the Income Base, which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary, and is reduced proportionately for Excess Withdrawals.
Third, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by two factors: 1) whether there is one or two Covered Person(s); and 2) the age of the Covered Person(s) at the time of first withdrawal.
Please see the table under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals. Please see “What are the effects of withdrawals on Polaris Income Builder Daily?” below.
How can the Income Base be increased for Polaris Income Builder Daily?
If no withdrawals have been taken, the Income Base is increased daily to the Step-up Value.
Additionally, if no withdrawals are taken prior to the Benefit Year Anniversary during the Minimum Income Base period, the Income Base will be increased to at least the Minimum Income Base on the Benefit Year Anniversary as a specified percentage of the first Benefit Year’s Purchase Payments.
After the first withdrawal has been taken, the Income Base is increased only on the Benefit Year Anniversary by looking back to the highest Step-up Value since the first withdrawal (“first look-back”) or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the highest Step-up Value since the last Excess Withdrawal.
After the first look-back, the Income Base is increased only on the Benefit Year Anniversary by looking back to the highest Step-up Value since the last Benefit Year Anniversary or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the highest Step-up Value since the last Excess Withdrawal.
Please see “What are the effects of withdrawals on Polaris Income Builder Daily?” below.
How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?
Increases in the Income Base
Every time the Income Base is increased, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage. Please see “How can the Income Base be increased for Polaris Income Builder Daily?” above.
Decreases in the Income Base
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Builder Daily?” below.
What are the effects of withdrawals on Polaris Income Builder Daily?
The Maximum Annual Withdrawal Amount and the Income Base can change over time as a result of the timing and amount of withdrawals. However, if you take a withdrawal during the Minimum Income Base Period, you are no longer eligible for any further adjustments to your Minimum Income Base.
Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.

Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
The impact of withdrawals on specific factors is further explained below:
Income Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base is reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base could be more or less than a dollar-for-dollar reduction.
Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
Look-back Periods: If you take one or more Excess Withdrawals in a Benefit Year, the Income Base may be increased on the Benefit Year Anniversary by looking back only to the highest Step-up Value since the last Excess Withdrawal. This means that if you take an
Excess Withdrawal, you lose the opportunity to lock in a potentially higher Step-up Value that may have occurred prior to that Excess Withdrawal during that Benefit Year.
All withdrawals from the contract, including withdrawals taken under this Living Benefit, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value.
What is the fee for Polaris Income Builder Daily?
The fee for Polaris Income Builder Daily is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In Hawaii, Missouri, New York, Oregon, Texas and Washington, the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.30%	2.50%	0.60%	±0.40%
Two Covered Persons	1.45%	2.50%	0.60%	±0.40%
*	The quarterly fee rate will not decrease or increase by more than 0.10% each quarter (0.40% / 4).
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.
An increase in the Income Base due to attaining a new Step-up Value or an addition of subsequent Purchase Payment prior to the first contract anniversary will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.

If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.	The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.	Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.

Additional important information
applicable to Polaris Income Builder Daily

If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
As the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal.
We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the Maximum Annual Withdrawal Amount or RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you.
If you turned age 70 ½ on or after January 1, 2020, the age at which you must begin taking RMDs is 72. If you turned age 70 ½ before January 1, 2020, the age at which you must begin taking RMDs is 70 ½.
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person and if the contract value is greater than zero?
If there is one Covered Person and that person dies, the surviving spousal joint Owner or spousal beneficiary may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract, without the Living Benefit.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons and if the contract value is greater than zero?
If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract, with the current Maximum Annual Withdrawal Amount and Protected Income Payment.

Note: If the contract value goes to zero due to: a) a withdrawal taken within the parameters of the Living Benefit, the Spousal Beneficiary can continue the Living Benefit as the surviving Covered Person with the current Protected Income Payment for their lifetime or b) an Excess Withdrawal, the Living Benefit and contract will terminate, and the Spousal Beneficiary cannot continue the contract.
The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. Please see “How does Polaris Income Builder Daily work?” above.
If spousal continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Step-up Values and the Continuing Spouse will also be eligible to receive the Minimum Income Base on Benefit Year Anniversaries during the Minimum Base period if no withdrawal is taken during the Minimum Income Base period. If a withdrawal is taken, the Continuing Spouse is no longer eligible for any further adjustments to the Minimum Income Base. The Minimum Income Base is equal to the Minimum Income Base percentage multiplied by the first Benefit Year’s Purchase Payments as described under “How do increases to the Income Base work under Polaris Income Builder Daily?”
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.
What happens to my Living Benefit upon the Latest Annuity Date?
On the Latest Annuity Date if the contract value is greater than zero, You must select one of the following options:
1.	Annuitize by selecting from choices a. or b. below:
a.	elect to begin one of the Annuity Income Payment Options set forth in Your Contract. If you choose this option, We will apply the contract value to provide annuity income payments as described under ANNUITY INCOME OPTIONS; or
b.	elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date; or
2.	Fully surrender your Contract
Note: Under 1b) upon annuitization you will receive the applicable Maximum Annual Withdrawal Amount for a fixed period while you are alive. The fixed period is determined by dividing the contract value as of the Latest Annuity Date by the Maximum Annual Withdrawal Amount. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by then applicable Protected Income Payment Percentage, paid until the death(s) of all Covered Person(s). The amount of each such payment will equal the Protected Income Payment amount divided according to the payment frequency you selected.
An election under option 1 above converts Your contract value to an Annuitization payable through a series of payments as described above. Once the selected Annuitization begins, all other benefits under Your Contract, will be terminated, transfers may no longer be made, a death benefit is no longer payable, and the Living Benefit Fee will no longer be deducted. If You do not select an option listed above by the Latest Annuity Date, We will automatically begin making payments, which would equal to the Maximum Annual Withdrawal Amount as long as the contract value is greater than zero, or the Protected Income Payment if the contract values goes to zero, in accordance with option 1b) above, divided equally and paid on a monthly frequency until the death(s) of all of the last named Covered Person(s).
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-5	5th Benefit Year Anniversary
Years 5+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefit are terminated. In addition, the investment requirements for the Living Benefit will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the same Benefit Quarter in which the cancellation occurs, on the Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.

What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel my Living Benefit?
Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available, amounts will be transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the money market portfolio at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of your Living Benefit. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or a money market portfolio will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit will automatically be cancelled upon the occurrence of one of the following:
(i)	Annuitization of the contract; or
(ii)	Termination or surrender of the contract; or
(iii)	A death benefit is paid resulting in the contract being terminated; or
(iv)	An Excess Withdrawal that reduces the Contract Value and Income Base to zero; or
(v)	Death of the Covered Person, if only one is elected; or, if two Covered Persons are elected, death of the surviving Covered Person; or
(vi)	A change that removes all Covered Persons from the contract except as noted below under “Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?”; or
(vii)	A Change of the Owner or Assignment; or
(viii)	You elect to cancel Your Living Benefit.
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living
Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?
Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered Person:
1.	One of the two Covered Persons is removed from the contract, due to reasons other than death; or
2.	The original spousal joint Owners or Spousal Beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.
Under these circumstances, the fee for the Living Benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the Living Benefit as described under “Can I elect to cancel my Living Benefit?” above.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.
POLARIS INCOME BUILDER
If your contract was issued prior to September 10, 2018 and you elected the Polaris Income Builder Living Benefit (formerly called “SunAmerica Income Builder”), the following provisions are applicable to the feature you elected.
The Polaris Income Builder Living Benefit was available from May 1, 2013 through September 9, 2018. Effective September 10, 2018, Polaris Income Builder is no longer available for election.
Living Benefit Defined Terms
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.
Benefit Quarter
Each consecutive 3 month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.

For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the contract issue date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year which exceeds the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. This withdrawal may include, but is not limited to, any withdrawal in a Benefit Year taken after the maximum amount allowed. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.
Highest Anniversary Value
The current Anniversary Value that is greater than (1) all previous Anniversary Values; and (2) Purchase Payments received prior to the first contract anniversary.
Income Base
The Income Base is used to determine the fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero.
Income Credit
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:
Income Credit (as a percentage of the Income Credit Base)	Income Credit Availability
6%	Available during the first 12 Benefit Years — the Income Credit is eliminated in years any withdrawal is taken
Income Credit Base
The Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.
Income Credit Period
The period of time over which we calculate the Income Credit, which is the first 12 Benefit Years.
Investment Requirements
We will allocate 10% of every Purchase Payment and Continuation Contribution, if any, to a fixed interest rate account (the “Secure Value Account”). The remaining 90% of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined under “Are there investment requirements if I elect a Living Benefit?” below.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year while the contract value is greater than zero.
Protected Income Payment
The amount to be paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
How does Polaris Income Builder work?
Polaris Income Builder locks in the greater of two values to determine the Income Base. The Income Base is the basis for the Covered Person(s)’ guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Purchase Payment. We will not accept subsequent Purchase Payments on or after the first contract anniversary. While the Income Base is greater than zero, the Income Base is automatically locked in on each Benefit Year Anniversary, to the greater of (1) the Highest Anniversary Value, or (2) the current Income Base increased by any available Income Credit. Please see “How can the Income Base and Income Credit Base be increased?” below.
What determines the amount I can receive each year?
The amount that you receive depends on whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of the first withdrawal and whether your contract value is greater than or equal to zero.
While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base and Income Credit Base, if applicable. The Maximum Annual Withdrawal

Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) at the time of first withdrawal.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) at the time of the first withdrawal. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?”and “What happens to my Living Benefit upon the Latest Annuity Date?”below.
Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Table
If your contract was purchased between March 10, 2014 and September 9, 2018, and you elected the optional Polaris Income Builder Living Benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person at First Withdrawal*	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 64 and Younger)	4.0%	4.0%
One Covered Person (Ages 65 and older)	5.2%	5.2%
Two Covered Persons (Age 64 and Younger)	3.5%	3.5%
Two Covered Persons (Ages 65 and older)	4.7%	4.7%
*	If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.
If your contract was issued prior to March 10, 2014 and you elected the optional Polaris Income Builder, the following Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person at First Withdrawal*	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 64 and Younger)	4.0%	4.0%
One Covered Person (Ages 65 and older)	5.0%	5.0%
Two Covered Persons (Age 64 and Younger)	3.5%	3.5%
Two Covered Persons (Ages 65 and older)	4.5%	4.5%
*	If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.
Are there investment requirements if I elect a Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios as detailed below.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
Investment Requirements
If your contract was purchased between March 10, 2014 and September 9, 2018, and you elected the optional Polaris Income Builder Living Benefit, you must allocate your assets in accordance with the following:
1	10% Secure Value Account	90% SA VCP Dynamic Allocation
2	10% Secure Value Account	Up to 90% in one or more of the following Variable Portfolios, except as otherwise noted:
Goldman Sachs VIT Government Money Market Fund
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Goldman Sachs Global Bond
SA Invesco VCP Equity-Income*
SA JPMorgan MFS Core Bond
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA Wellington Government and Quality Bond
SA Wellington Real Return
* You may invest up to a maximum of 50% in each of these Variable Portfolios.
If your contract was purchased between May 1, 2013 and March 9, 2014, and you elected the optional Polaris Income

Builder Living Benefit, you must allocate your assets in accordance with the following:
1	Option 1 10% Secure Value Account	45% SA VCP Dynamic Allocation and
45% in one of three following allocations*:
- Allocation A
- Allocation B
- Allocation C
* Please see the allocations for the formerly available Polaris Portfolio Allocator Models in the APPENDIX G - POLARIS PORTFOLIO ALLOCATOR PROGRAM FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017.
2	Option 2 10% Secure Value Account	Up to 90% in one or more of the following Variable Portfolios, except as otherwise noted:
Goldman Sachs VIT Government Money Market Fund
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Goldman Sachs Global Bond
SA Invesco VCP Equity-Income*
SA JPMorgan MFS Core Bond
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA Wellington Government and Quality Bond
SA Wellington Real Return
* You may invest up to a maximum of 50% in each of these Variable Portfolios.
How do my investment requirements impact my feature and contract?
The investment requirements may reduce the need to rely on the guarantees provided by the Living Benefit because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company's risk that the Contract Value will be reduced to zero before the Covered Person(s)’ death. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the Living Benefit guarantee.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations of the investment options.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. Please see AUTOMATIC ASSET REBALANCING PROGRAM above.
You may not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Builder?
The benefit offered by Polaris Income Builder is calculated by considering the factors described below.
First, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.

Second, we determine if the Anniversary Value is the Highest Anniversary Value. The Anniversary Value equals your contract value on any Benefit Year Anniversary
Third, we determine the Income Base which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary, and is reduced proportionately for Excess Withdrawals.
Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Purchase Payment. The Income Credit Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary, and is reduced proportionately for Excess Withdrawals.
Fifth, we determine the Income Credit.
The Income Credit is equal to 6% (“Income Credit Percentage”) of the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. The Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Income Base on your second Benefit Year Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Income Base on your third Benefit Year Anniversary.
Sixth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base, if applicable. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by two factors: 1) whether there is one or two Covered Person(s); and 2) the age of the Covered Person(s) at the time of first withdrawal.
Please see the table under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Seventh, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals. Please see “What are the effects of withdrawals on Polaris Income Builder?” below.
How can the Income Base and Income Credit Base be increased?
On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the Highest Anniversary Value; or (2) the current Income Base plus the Income Credit, if any.
On each Benefit Year Anniversary during the Income Credit Period, the Income Credit Base is automatically increased to the Highest Anniversary Value, if the Income Base is increased to the Highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.
Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Purchase Payments received prior to the first contract anniversary increase your Income Base and Income Credit Base at the time they are received. Since Highest Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base and Income Credit Base will not increase if your contract value was higher on days other than the Benefit Year Anniversaries.
Please see “What are the effects of withdrawals on Polaris Income Builder?” below.
How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?
Increases in the Income Base
If the Income Base is increased on a Benefit Year Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year Anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage. Please see “How can the Income Base and Income Credit Base be increased?” above.
Decreases in the Income Base
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. Please see “What are the effects of withdrawals on Polaris Income Builder?” below.
What are the effects of withdrawals on Polaris Income Builder?
The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals.
Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
You should not elect a Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.
The impact of withdrawals on specific factors is further explained below:
Income Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base and Income Credit Base could be more or less than a dollar-for-dollar reduction.
Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal
Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
All withdrawals from the contract, including withdrawals taken under this Living Benefit, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. In addition, withdrawals under this Living Benefit will reduce the penalty-free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the penalty-free withdrawal amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. Partial withdrawals under this Living Benefit must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. Please see ACCESS TO YOUR MONEY above and EXPENSES below.
What is the fee for Polaris Income Builder?
The fee for Polaris Income Builder is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In New York, Oregon, Texas and Washington, and in Missouri if your contract was issued on or after January 23, 2017, the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.10%	2.20%	0.60%	±0.25%
Two Covered Persons	1.35%	2.70%	0.60%	±0.25%
*	The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25% / 4).
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + [[0.05% x (Average Value of the VIX – 20)]]
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.
An increase in the Income Base due to an addition of an Income Credit, attaining a new Highest Anniversary Value or an addition of subsequent Purchase Payments prior to the first contract anniversary will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit, and in certain instances, the value of the Income Credit may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether or not you take any withdrawals.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract. In addition, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.	The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.	Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.
SunAmerica Income Plus
If your contract was issued prior to May 1, 2013 and you elected the SunAmerica Income Plus Living Benefit, the following provisions are applicable to the feature you elected.
The SunAmerica Income Plus Living Benefit was available from May 2, 2011 through April 30, 2013. Effective May 1, 2013, SunAmerica Income Plus is no longer available for election.

Living Benefit Defined Terms
Anniversary Value
The contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments (defined below). Continuation Contributions, if applicable, are included in the calculation of Anniversary Values.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.
Benefit Quarter
Each consecutive 3 month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following business day.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the contract issue date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Eligible Purchase Payments
Eligible Purchase Payments are Purchase Payments, or portions thereof, made on or after the Benefit Effective Date as shown in the table below and are included in the calculation of the Income Base (defined below). The calculation of Eligible Purchase Payments does not include Income Credits (defined below) or the Continuation Contribution, if applicable. However, Continuation Contributions, if applicable, are included in the calculation of Anniversary Values. Total Purchase Payments are limited to $1,500,000 without prior Company approval.
First Contract Year
100% of Purchase Payments received
Example: If you made a $100,000 Purchase Payment in contract year 1, the total maximum Eligible Purchase Payment is $100,000. Eligible Purchase Payments will not include additional Purchase Payments made in contract year 2 and after.
If your contract was issued between April 30, 2012 and November 11, 2012 and you elected the optional SunAmerica Income Plus Living Benefit, the table below indicates the “Eligible Purchase Payments” applicable to the Living Benefit:
First Contract Year	Subsequent Contract Years
100% of Purchase Payments received	Purchase Payments received in Contract Year 2, capped at 100% of Purchase Payments received in the first Contract Year
If your contract was issued prior to April 30, 2012 and you elected the optional SunAmerica Income Plus Living Benefit, the table below indicates the “Eligible Purchase Payments” applicable to the Living Benefit:
First Contract Year	Subsequent Contract Years
100% of Purchase Payments received	Purchase Payments received in Contract Year 2-5, capped at 200% of Purchase Payments received in the first Contract Year
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year which exceeds the maximum amount that may be withdrawn each Benefit Year. This withdrawal may include, but is not limited to, any withdrawal taken in a Benefit Year taken after the maximum amount allowed. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.
Income Base
The Income Base is used to determine the fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero.
Income Credit
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:
Income Credit	Income Credit Availability
5.50%	Available during the first 12 Benefit Years — the Income Credit is reduced in the years withdrawals are taken
If your contract was issued between June 25, 2012 and February 10, 2013 and you elected the optional SunAmerica Income Plus Living Benefit, the table below indicates the “Income Credit” applicable to the Living Benefit:
Income Credit	Income Credit Availability
5.25%	Available during the first 12 Benefit Years — the Income Credit is reduced in the years withdrawals are taken
If your contract was issued prior to June 25, 2012 and you elected the optional SunAmerica Income Plus Living Benefit,

the table below indicates the “Income Credit” applicable to the Living Benefit:
Income Credit	Income Credit Availability
6%	Available during the first 12 Benefit Years — the Income Credit is reduced in the years withdrawals are taken
Income Credit Base
The Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.
Income Credit Period
The period of time over which we calculate the Income Credit.
Ineligible Purchase Payments
Purchase Payments received after the first Contract Year, as discussed in the table under “Eligible Purchase Payments” above.
If your contract was issued between April 30, 2012 and November 11, 2012 and you elected the optional SunAmerica Income Plus Living Benefit, “Ineligible Purchase Payments” are defined as Purchase Payments, or portions thereof, received after the 2nd Contract Year, or that are in excess of the caps discussed in the table under “Eligible Purchase Payments” above for contracts issued between April 30, 2012 and November 11, 2012.
If your contract was issued prior to April 30, 2012 and you elected the optional SunAmerica Income Plus Living Benefit, “Ineligible Purchase Payments” are defined as Purchase Payments, or portions thereof, received after the 5th Contract Year, or that are in excess of the caps discussed in the table under “Eligible Purchase Payments” above for contracts issued prior to April 30, 2012.
Investment Requirements
We will allocate 10% of every Purchase Payment and Continuation Contribution, if any, to a fixed interest rate account (the “Secure Value Account”). The remaining 90% of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined under “Are there investment requirements if I elect SunAmerica Income Plus?” below.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.
If your contract was issued prior to April 30, 2012 and you elected the optional SunAmerica Income Plus Living Benefit, the term “Minimum Income Base” is applicable to the Living Benefit and is defined as follows:
Minimum Income Base
The guaranteed minimum amount equal to 200% of the first Benefit Year’s Eligible Purchase Payments to which the Income Base will be increased on the 12th Benefit Year Anniversary provided no withdrawals are taken before the 12th Benefit Year Anniversary. If you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be increased to the Minimum Income Base.
The Continuing Spouse, if applicable, is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Benefit Effective Date.
How does SunAmerica Income Plus work?
The Living Benefit locks in the greater of two values to determine the Income Base. The Income Base is the basis for the Covered Person(s)’ guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Eligible Purchase Payment. While the Income Base is greater than zero, the Income Base is automatically locked in on each Benefit Year Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the current Income Base increased by any available Income Credit. Please see “How can the Income Base and Income Credit Base be increased?” below.
What determines the amount I can receive each year?
The amount that you receive depends on the age of the Covered Person(s) at the time of first withdrawal and whether your contract value is greater than or equal to zero.
While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base or Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) at the time of the first withdrawal.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) at the time of first withdrawal. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” and “What happens to my Living Benefit upon the Latest Annuity Date?” below.
Number of Covered Persons and Age of Covered Person at First Withdrawal*	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 64 and Younger)	4.0%	4.0%
One Covered Person (Ages 65 and older)	5.0%	5.0%
Two Covered Persons (Age 64 and Younger)	3.5%	3.5%
Two Covered Persons (Ages 65 and older)	4.5%	4.5%
*	If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.
Are there investment requirements if I elect SunAmerica Income Plus?
Yes. We will allocate 10% of every Purchase Payment and Continuation Contribution, if applicable, to a Fixed Account (“Secure Value Account”). The Secure Value Account is only available for investment for contracts with election of SunAmerica Income Plus. The crediting interest rate on amounts allocated to the Secure Value Account will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates.
The remaining 90% of every Purchase Payment and Continuation Contribution, if applicable, must be allocated by you in accordance with the investment requirements outlined below.
After investing 10% in the Secure Value Account, you must comply with the investment requirements by investing the remaining 90% of your Purchase Payments in accordance with one of the two options below either directly or by using an available DCA Fixed Account. If you choose a DCA Fixed Account, you must comply with the investment requirements by investing your target allocations in accordance one of the two options below.
Option	Investment Options
Option 1	Invest 45% in the SA VCP Dynamic Allocation
Portfolio and 45% in the following Sample Portfolio:
- Balanced Toward Growth[1]
or
Invest 45% in the SA VCP Dynamic Allocation
Portfolio and 45% in one of the three following
Allocations*:
- Allocation A
- Allocation B
- Allocation C
* Please see the allocations for the formerly available Polaris Portfolio Allocator Models in the APPENDIX G - POLARIS PORTFOLIO ALLOCATOR PROGRAM FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017.
Option 2	Invest 90% in one or more of the following Variable Portfolios, except as otherwise noted:
Goldman Sachs VIT Government Money Market Fund
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Goldman Sachs Global Bond
SA Invesco VCP Equity-Income*
SA JPMorgan MFS Core Bond
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA Wellington Government and Quality Bond
SA Wellington Real Return
* You may invest up to a maximum of 50% in each of these Variable Portfolios.
1  If your contract was issued between April 30, 2012 and June 24, 2012 and you elected the optional SunAmerica Income Plus Living Benefit, the Balanced Growth & Income Sample Portfolio is no longer available as an investment option for Purchase Payments or transfers. If you are currently invested in the Balanced Growth & Income Sample Portfolio, your investment will not be changed by us.
If your contract was issued prior to April 30, 2012 and you elected the optional SunAmerica Income Plus Living Benefit, the investment requirements and options applicable to the Living Benefit are as follows:
We will allocate 10% of every Purchase Payment and Continuation Contribution, if any, to a Fixed Account (“Secure Value Account”). The Secure Value Account is only available for investment for contracts with election of SunAmerica Income Plus. The crediting interest rate on amounts allocated to the Secure Value Account will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. The remaining 90% of every Purchase Payment and Continuation Contribution, if any (the “Flexible

Allocation”), must be allocated by you in accordance with the investment requirements outlined below. As a result, there is a risk that the overall return of 90% of every Purchase Payment and Continuation Contribution may not be as high as the overall return of the entire Purchase Payment and Continuation Contribution invested in the Flexible Allocation.
Your Flexible Allocation must comply with the investment requirements in one of four ways.
Flexible Allocation — Check-the-Box Options 1-3
After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested in accordance with Option 1, 2 or 3:
Option 1	Invest in one of three available Allocations*:
Allocation A, Allocation B or Allocation C
or
Invest in one of three available Sample Portfolios:
Balanced Growth & Income[1]
Balanced Toward Growth
Growth Focus
* Please see the allocations for the formerly available Polaris Portfolio Allocator Models in the APPENDIX G - POLARIS PORTFOLIO ALLOCATOR PROGRAM FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017.
Option 2	Invest in one or more of the following Variable Portfolios, except as otherwise noted:
American Funds Asset Allocation
Franklin Income VIP Fund
Goldman Sachs VIT Government Money Market Fund
SA JPMorgan Diversified Balanced
SA MFS Total Return
SA PGI Asset Allocation
SA VCP Dynamic Allocation
Option 3	Invest in the SA DFA Ultra Short Bond Portfolio
1  The Balanced Growth & Income Sample Portfolio is no longer available as an investment option for Purchase Payments or transfers. If you are currently invested in the Balanced Growth & Income Sample Portfolio, your investment will not be changed by us.
Flexible Allocation — Build-Your-Own Option 4
After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested among the Variable Portfolios and available Fixed Accounts, as follows:
Investment Group	Investment Requirement	Variable Portfolios and/or Fixed Accounts
A. Bond, Cash and Fixed Accounts	Minimum 20% Maximum 90%	Goldman Sachs VIT Government Money Market Fund
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government and Quality Bond
SA Wellington Real Return
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
2-Year DCA
Fixed Accounts
1-Year Fixed (if available)

Investment Group	Investment Requirement	Variable Portfolios and/or Fixed Accounts
B. Equity	Minimum 0% Maximum 70%	American Funds Asset Allocation
American Funds Capital World Bond
American Funds Growth
American Funds Growth-Income
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Invesco V.I. American Franchise Fund
Invesco V.I. Comstock Fund
Invesco V.I. Growth and Income Fund
Lord Abbett Growth and Income
Lord Abbett Mid Cap Stock
SA AB Growth
SA AB Small & Mid Cap Value
SA Dogs of Wall Street
SA Janus Focused Growth
SA JPMorgan Diversified Balanced
SA JPMorgan Equity-Income
SA JPMorgan Global Equities
SA Legg Mason BW Large Cap Value
SA MFS Blue Chip Growth
SA MFS Massachusetts Investors Trust
SA MFS Total Return
SA Morgan Stanley International Equities
SA Oppenheimer Main Street Large Cap
SA PGI Asset Allocation
SA PineBridge High-Yield Bond
SA Putnam International Growth and Income
SA Templeton Foreign Value
SA VCP Dynamic Allocation
SA Wellington Capital Appreciation
SA WellsCap Aggressive Growth
C. Limited Equity	Minimum 0% Maximum 10%	SA Columbia Technology SA Fidelity Institutional AM® Real Estate SA Franklin Small Company Value SA Invesco Growth Opportunities SA JPMorgan Emerging Markets SA JPMorgan Mid-Cap Growth
*	You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.
How do my investment requirements impact my feature and contract?
The investment requirements may reduce the need to rely on the guarantees provided by this Living Benefit because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations of the investment options.
Your allocation instructions for the amount not invested in the Secure Value Account accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.
You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the Dollar Cost Averaging program to comply with investment requirements. In addition, we will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value. Please see “What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel SunAmerica Income Plus?” below.
What are the factors used to calculate SunAmerica Income Plus?
The benefit offered by SunAmerica Income Plus is calculated by considering the factors described below.
First, we determine the Eligible Purchase Payments. It is important to note that only Purchase Payments made during the first contract year (in the first two years if your contract was issued between April 30, 2012 and November 11, 2012, and in the first five years if your contract was issued prior to April 30, 2012) are taken into consideration in determining the Eligible Purchase Payments. If you anticipate that you will be making Purchase Payments after the first contract year (after the first two years if your contract was issued between April 30, 2012 and November 11, 2012, and after the first five years if your contract was issued prior to April 30, 2012), you should know that those Purchase Payments will not be included in the calculation of the Eligible Purchase Payments or Anniversary Values.
Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.
Third, we determine the Anniversary Value which equals your contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; and (2) Eligible Purchase Payments.
Fourth, we determine the Income Base which initially is equal to the first Eligible Purchase Payment. The Income Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals. For contracts issued prior to April 30, 2012, if you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be increased to at least the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to at least 200% of your first Benefit Year’s Eligible Purchase Payments.
Fifth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.
Sixth, we determine the Income Credit.
The Income Credit is equal to the Income Credit rate offered at the time your contract was issued (“Income Credit Percentage”) of the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. The Income Credit Percentage on the Benefit Year Anniversary is reduced but not eliminated in any Benefit Year in which cumulative withdrawals during the preceding Benefit Year are less than the Income Credit Percentage of the Income Base and not greater than the Maximum Annual Withdrawal Amount.
Seventh, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base, if applicable. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by two factors: 1) whether there is one or two Covered Person(s); and 2) the age of the Covered Person at the time of first withdrawal. Additionally, the Protected Income Payment Percentage may differ depending on whether the first withdrawal is taken before age 65 and if a new highest Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.
Please see the table under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Eighth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected

Income Payment is determined by multiplying the Income Base by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, please see “What are the effects of withdrawals on SunAmerica Income Plus?” below.
How can the Income Base and Income Credit Base be increased?
On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. For contracts issued prior to April 30, 2012, the Income Base will be increased to at least the Minimum Income Base on the 12th Benefit Year Anniversary provided no withdrawals have been taken before that anniversary.
On each Benefit Year Anniversary during the Income Credit Period, the Income Credit Base is automatically increased to the highest Anniversary Value, if the Income Base is increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.
Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Eligible Purchase Payments increase your Income Base and Income Credit Base at the time they are received. Since highest Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base and Income Credit Base will not increase if your contract value was higher on days other than the Benefit Year Anniversaries.
Please see “What are the effects of withdrawals on SunAmerica Income Plus?” below.
How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?
Increases in the Income Base
During the first Contract Year which Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year Anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.
Decreases in the Income Base
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. As a result of a reduction of the Income
Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. Please see “What are the effects of withdrawals on SunAmerica Income Plus?” below.
What are the effects of withdrawals on SunAmerica Income Plus?
The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. For contracts issued prior to April 30, 2012, if you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be increased to the Minimum Income Base.
Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
You should not elect the Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.
The impact of withdrawals on specific factors is further explained below:
Income Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base and Income Credit Base could be more or less than a dollar-for-dollar reduction.

Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
All withdrawals from the contract, including withdrawals taken under this Living Benefit, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. In addition, withdrawals under this Living Benefit will reduce the penalty-free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. Partial withdrawals under this Living Benefit must be deducted proportionately from each Variable Portfolio and Fixed Account in which you are invested.
What is the fee for SunAmerica Income Plus?
The fee for SunAmerica Income Plus is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In New York, Oregon, Texas and Washington the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter
Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.10%	2.20%	0.60%	±0.25%
Two Covered Persons	1.35%	2.70%	0.60%	±0.25%
*	The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25% / 4).
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. If your contract was issued after April 30, 2012, in general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above using the following non-discretionary formula:
Initial Annual Fee Rate + [[0.05% x (Average Value of the VIX – 20)]]
If your contract was issued prior to April 30, 2012, in general, as the value of the VIX decreases or increases from the previous Benefit Quarter Anniversary, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above using the following non-discretionary formula:
Initial Annual Fee Rate + [[0.05% x (Value of the VIX – 20)]]
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.
Since the fee rate is assessed against the Income Base, an increase in the Income Base due to an addition of an Income Credit, higher Anniversary Value or addition of subsequent Eligible Purchase Payments, will result in an increase to the amount of the fee you pay, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit, and in certain instances, the value of the Income Credit may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether or not you take any withdrawals.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract. In addition, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.	The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.	Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.

ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO POLARIS INCOME BUILDER AND SUNAMERICA INCOME PLUS

If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
As the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal.
We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the Maximum Annual Withdrawal Amount or RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you.
If you turned age 70 ½ on or after January 1, 2020, the age at which you must begin taking RMDs is 72. If you turned age 70 ½ before January 1, 2020, the age at which you must begin taking RMDs is 70 ½.
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
If you have elected Polaris Income Builder, no Income Credit will be included in the calculation of the Income Base when an RMD is taken.
If you have elected SunAmerica Income Plus, an Income Credit will be included in determining any Income Base increase in that Benefit Year if the RMD amount taken is greater than the Maximum Annual Withdrawal Amount, but less than the Income Credit which equals 5.5% of the Income Base if your contract was issued between February 11, 2013 and April 30, 2013, 5.25% of the Income Base if your contract was issued between June 25, 2012 and

February 10, 2013, and 6% of the Income Base if your contract was issued prior to June 25, 2012.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person and if the contract value is greater than zero?
If there is one Covered Person and that person dies, the surviving spousal joint Owner or spousal beneficiary may elect to:
1.	Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or
2.	Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons and the contract value is greater than zero?
If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:
1.	Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or
2.	Continue the contract with the Living Benefit and its corresponding fee for two Covered Persons.
The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. Please see “How does Polaris Income Builder work?” and “How does SunAmerica Income Plus work?” above.
If spousal continuation occurs, the Continuing Spouse will continue to receive any increases to the Income Base for highest Anniversary Values, or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero.
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.
What happens to my Living Benefit upon the Latest Annuity Date?
If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you begin the Income Phase and therefore, you must select one of the following annuity income options:
1.	Annuitize the contract value under the contract’s annuity provisions as described under ANNUITY INCOME OPTIONS; or
2.	Annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date for a fixed period while you are alive. The fixed period is determined by dividing the contract value on the Latest Annuity Date by the Maximum Annual Withdrawal Amount. Any applicable Premium Taxes will be deducted from the contract value prior to determining the fixed period. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by the applicable Protected Income Payment Percentage, paid until the death(s) of the Covered Person(s). The Maximum Annual Withdrawal Amount fixed period payments and the subsequent Protected Income Payments will be divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you.
3.	Any annuity income option mutually agreeable between you and us.
Once you begin the Income Phase by electing one of the annuity income payment options above, the Income Base will no longer be adjusted either for highest Anniversary Values or additional Income Credits.
If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Option 2 above.
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-5	5th Benefit Year Anniversary
Years 5+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefit are terminated. In addition, the investment requirements for the Living Benefit will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living

Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the same Benefit Quarter in which the cancellation occurs, on the Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel my Living Benefit?
Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available, amounts will be transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the money market portfolio at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of your Living Benefit. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or a money market portfolio will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center. Please see Appendix B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding amounts allocated to the Secure Value Account and Automatic Asset Allocation Rebalancing Program upon cancellation of any Living Benefit.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit will automatically be cancelled upon the occurrence of one of the following:
(i)	Annuitization of the contract; or
(ii)	Termination or surrender of the contract; or
(iii)	A death benefit is paid resulting in the contract being terminated; or
(iv)	An Excess Withdrawal that reduces the Contract Value and Income Base to zero; or
(v)	Death of the Covered Person, if only one is elected; or, if two Covered Persons are elected, death of the surviving Covered Person; or
(vi)	A change that removes all Covered Persons from the contract except as noted below under “Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?”; or
(vii)	A Change of the Owner or Assignment; or
(viii)	You elect to cancel Your Living Benefit.
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?
Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered Person:
1.	One of the two Covered Persons is removed from the contract, due to reasons other than death; or
2.	The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.
Under these circumstances, the fee for the Living Benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the Living Benefit as described under “Can I elect to cancel my Living Benefit?” above.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.

Appendix G – Polaris Portfolio Allocator Program for Contracts issued
Prior to February 6, 2017

Effective on February 6, 2017, the Polaris Portfolio Allocator Program is no longer offered and we will no longer update the Polaris Portfolio Allocator Models on an annual basis.
If you are currently invested in a Polaris Portfolio Allocator Model, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Polaris Portfolio Allocator Program was terminated; however, the investment will no longer be considered to be a Polaris Portfolio Allocator Model and you may no longer trade into a Polaris Portfolio Allocator Model. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file.
Additionally, if you elected a Living Benefit which allowed Polaris Portfolio Allocator Models or Sample Portfolio as part of the investment requirements, you may trade out of your allocation at any time into any investment that meets your Living Benefit’s investment requirements, including the asset allocation of the Variable Portfolios listed in the tables below (“Allocations”). After the termination effective date, only the asset allocation of the Variable Portfolios of your current model or the Allocations below will meet the investment requirements for Living Benefits which previously allowed Polaris Portfolio Allocator Models.
Allocations (effective February 6, 2017)
Variable Portfolios	Allocation A	Allocation B	Allocation C
American Funds Global Growth	2.0%	3.0%	4.0%
American Funds Growth-Income	0.0%	0.0%	1.0%
Invesco V.I. Comstock Fund	5.0%	5.0%	6.0%
Invesco V.I. Growth and Income Fund	6.0%	7.0%	8.0%
SA AB Growth	3.0%	4.0%	4.0%
SA AB Small & Mid Cap Value	1.0%	1.0%	1.0%
SA DFA Ultra Short Bond	2.0%	1.0%	0.0%
SA Dogs of Wall Street	3.0%	3.0%	3.0%
SA Federated Hermes Corporate Bond	10.0%	8.0%	7.0%
SA Fidelity Institutional AM® Real Estate	0.0%	0.0%	0.0%
SA Franklin Small Company Value	0.0%	2.0%	2.0%
SA Goldman Sachs Global Bond	4.0%	4.0%	2.0%
SA Janus Focused Growth	0.0%	1.0%	1.0%
SA JPMorgan Emerging Markets	0.0%	1.0%	2.0%
SA JPMorgan Equity-Income	6.0%	7.0%	8.0%
SA JPMorgan MFS Core Bond	17.0%	13.0%	10.0%
SA Legg Mason BW Large Cap Value	4.0%	4.0%	4.0%
SA MFS Blue Chip Growth	2.0%	3.0%	4.0%
SA MFS Massachusetts Investors Trust	6.0%	6.0%	7.0%
SA Morgan Stanley International Equities	3.0%	3.0%	4.0%
SA Oppenheimer Main Street Large Cap	3.0%	4.0%	4.0%
SA PineBridge High-Yield Bond	4.0%	3.0%	2.0%
SA Templeton Foreign Value	3.0%	3.0%	3.0%
SA Wellington Capital Appreciation	3.0%	3.0%	4.0%
SA Wellington Government and Quality Bond	8.0%	8.0%	7.0%
SA Wellington Real Return	5.0%	3.0%	2.0%
Total	100%	100%	100%
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Appendix H – Death Benefits Following Spousal Continuation for contracts issued prior to SEPTEMBER 9, 2019

If your contract was issued between May 13, 2019 and September 8, 2019 and you elected the Polaris Income Builder Daily Flex Living Benefit, please see APPENDIX E – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION.
The following details the death benefit payable upon the Continuing Spouse’s death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether the Living Benefit was elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse’s date of death.
Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.
We define “Continuation Purchase Payment” as Purchase Payments made on or after the Continuation Date.
The term “withdrawals” as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.
The term “Withdrawal Adjustment” is used, if the Living Benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on the amount of the withdrawal. If cumulative withdrawals for the current contract year are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value.
The Company will not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations described below assume that no Purchase Payments are received on or after the Continuing Spouse’s 86th birthday. We will not accept Continuation Purchase Payments on or after the first contract anniversary if the Living Benefit feature was elected.
The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether the original Owner had elected the Living Benefit described above.
A.	Standard Death Benefit Payable Upon Continuing Spouse’s Death:
The following describes the standard death benefit without election of the Living Benefit:
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
1.	Contract value; or
2.	Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse’s 86th birthday, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.
The following describes the standard death benefit with election of the Living Benefit:
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
1.	Contract value; or
2.	Continuation Purchase Payments received prior to the first contract anniversary reduced by:
a.	any Withdrawal Adjustments after the Continuation Date if the Living Benefit has not terminated; or
b.	any Withdrawal Adjustments after the Continuation Date prior to the date the Living Benefit was terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit was terminated.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit will be contract value.
B.    Maximum Anniversary Value Death Benefit Payable
        Upon Continuing Spouse’s Death:
If the Continuing Spouse is age 80 or younger on the Continuation Date, regardless of whether a Living Benefit was elected, then upon the death of the Continuing Spouse, the death benefit is the greatest of:
1.	Contract value; or
2.	Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse’s 86th birthday, reduced for withdrawals in the same proportion that the withdrawal reduced contract value on that date of such withdrawal; or
3.	Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing

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Spouse’s 83rd birthday or date of death. The anniversary value for any year is equal to the contract value on the applicable contract anniversary, plus Continuation Purchase Payments received since that anniversary date but prior to the Continuing Spouse’s 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal. We will not accept Continuation Purchase Payments on or after the first contract anniversary if the Living Benefit was elected.
If the Continuing Spouse is age 81-85 on the Continuation Date and no Living Benefit was elected, then the death benefit will be the greater of:
1.	Contract value; or
2.	Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse’s 86th birthday, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.
If the Continuing Spouse is age 81-85 on the Continuation Date and the Living Benefit was elected, then the death benefit will be the greater of:
1.	Contract value; or
2.	Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the earlier of the first contract anniversary or the Continuing Spouse’s 86th birthday, reduced by:
a.	any Withdrawal Adjustments after the Continuation Date if the Living Benefit has not terminated; or
b.	any Withdrawal Adjustments after the Continuation Date prior to the date the Living Benefit was terminated and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit was terminated.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value and the fee for the Maximum Anniversary Value death benefit will no longer be deducted as of the Continuation Date.
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Please forward a copy (without charge) of the Polaris Platinum O-Series Variable Annuity Statement of Additional Information to:
(Please print or type and fill in all information.)

Name

Address

City/State/Zip

Contract Issue Date:

Date:	Signed:

Return to: Issuing Company
Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570

STATEMENT OF ADDITIONAL INFORMATION
INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT
ISSUED BY
AMERICAN GENERAL LIFE INSURANCE COMPANY
IN CONNECTION WITH
VARIABLE ANNUITY ACCOUNT SEVEN
POLARIS PLATINUM O-SERIES VARIABLE ANNUITY
This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated April 30, 2020, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-7862 or writing us at:
AMERICAN GENERAL LIFE INSURANCE COMPANY
ANNUITY SERVICE CENTER
P.O. BOX 15570
AMARILLO, TEXAS 79105-5570
April 30, 2020

Separate Account and the Company
American General Life Insurance Company (“AGL” or the “Company”) is a stock life insurance company organized under the laws of the State of Texas on April 11, 1960. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. (“American International Group”), a Delaware corporation. American International Group is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contacts are the Company’s, and American International Group has no legal obligation to back those commitments.
On December 31, 2012, SunAmerica Annuity and Life Assurance Company (“SunAmerica Annuity”), American General Assurance Company (“AGAC”), American General Life and Accident Insurance Company (“AGLA”), American General Life Insurance Company of Delaware (“AGLD”), SunAmerica Life Insurance Company (“SALIC”) and Western National Life Insurance Company, (“WNL”), affiliates of American General Life Insurance Company, merged with and into American General Life Insurance Company (“Merger”). Prior to this date, the Polaris Platinum O-Series contracts were issued by SunAmerica Annuity in all states except New York.
Variable Annuity Account Seven (“Separate Account”) was originally established by Anchor National Life Insurance Company (“Anchor National”) on August 28, 1998, pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company (“SunAmerica Life”). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company. These were name changes only and did not affect the substance of any contract. Prior to December 31, 2012, the Separate Account was a separate account of SunAmerica Annuity. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, the Separate Account was transferred to and became a Separate Account of AGL under Texas law.
The Separate Account meets the definition of a “Separate Account” under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.
The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.
The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges and fees.
The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds’ management to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.
Another important feature of the contract related to its basic objective is the Company’s promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).
General Account
The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the available fixed account options and/or available DCA fixed accounts in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company’s general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company’s assets held in the general account will be available to fund the Company’s obligations under the contracts as well as such other claims.
The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.
Information Regarding the Use of the Volatility Index (“VIX”)
This variable annuity is not sponsored, endorsed, sold or promoted by Standard & Poor’s Financial Services LLC (“S&P”) or the Chicago Board Options Exchange, Incorporated (“CBOE”). S&P and CBOE make no representation, condition or warranty, express or implied, to the owners of this variable annuity or any member of the public regarding the advisability of investing in securities generally or in this variable annuity or in the ability of the CBOE Volatility Index (the “VIX”) track market performance. S&P’s and CBOE’s only relationship to the Company is the licensing of certain trademarks and trade names of S&P, CBOE and the VIX which is determined, composed and calculated by S&P without regard to the Company or this variable annuity. S&P has no obligation to take the needs of the Company or the owners of this variable annuity into consideration in determining, composing or calculating the VIX. S&P and CBOE are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of this variable annuity to be issued or in the determination or calculation of the equation by which this variable annuity is to be converted into cash. S&P and CBOE have no obligation or liability in connection with the administration, marketing or trading of this variable annuity.
Neither S&P, its affiliates nor their third party licensors, including CBOE, guarantee the adequacy, accuracy, timeliness or completeness of the VIX or any data included therein or any communications, including but not limited to, oral or written communications (including electronic communications) with respect thereto. S&P, its affiliates and their third party licensors, including CBOE, shall not be subject to any damages or liability for any errors, omissions or delays therein. S&P and CBOE make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the marks, the VIX or any data included therein. Without limiting any of the foregoing, in no event whatsoever shall S&P, its affiliates or their third party licensors, including CBOE, be liable for any indirect, special, incidental, punitive or consequential damages, including but not limited to, loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability or otherwise.
“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500™” are trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by the Company. “CBOE”, “CBOE Volatility Index” and “VIX” is a trademark of the Chicago Board Options Exchange, Incorporated and has been licensed for use by S&P.
Performance Data
From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.
We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.
STANDARDIZED PERFORMANCE PURSUANT TO SEC REQUIREMENTS (“STANDARDIZED”): The Separate Account may advertise “total return” data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. “Total return” is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).
NON-STANDARDIZED PERFORMANCE: For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds’ performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account’s Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).
Performance data for the various Variable Portfolios are computed in the manner described below.
Goldman Sachs VIT Government Money Market Fund
Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:
Base Period Return = (EV - SV - CMF) / (SV)
where:
SV	=	value of one Accumulation Unit at the start of a 7 day period
EV	=	value of one Accumulation Unit at the end of the 7 day period
CMF	=	an allocated portion of the $50 annual Contract Maintenance Fee, prorated for 7 days
The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio’s allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Goldman Sachs VIT Government Money Market Fund. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.
The current yield is then obtained by annualizing the Base Period Return:
Current Yield = (Base Period Return) x (365/7)

STANDARDIZED PERFORMANCE: The Goldman Sachs VIT Government Money Market Fund also quotes an “effective yield” that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:
365/7
Effective Yield	=	[(Base Period Return + 1)		– 1]
The yield quoted should not be considered a representation of the yield of the Goldman Sachs VIT Government Money Market Fund in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.
Yield information may be useful in reviewing the performance of the Goldman Sachs VIT Government Money Market Fund and for providing a basis for comparison with other investment alternatives. However, the Goldman Sachs VIT Government Money Market Fund’s yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Fund’s yield may become negative, which may result in a decline in the value of your investment.
Other Variable Portfolios
The Variable Portfolios of the Separate Account other than the Goldman Sachs VIT Government Money Market Fund compute their performance data as “total return.” Total return figures are derived from historical data and are not intended to be a projection of future performance.
STANDARDIZED PERFORMANCE: Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the following formulas:
n
[(1 - SC)	P]	(1 + T)		=	ERV
where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
SC	=	sales charge
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the 1, 5, or 10 year periods (or fractional portion thereof)
The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption.
These rates of return do not reflect election of any optional features. As a fee is charged for these features, the rates of return would be lower if these features were included in the calculations.
Annuity Income Payments
Initial Monthly Annuity Income Payments
The initial monthly annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax if applicable, and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first monthly variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.
Subsequent Monthly Annuity Income Payments
For fixed annuity income payments, the amount of the second and each subsequent monthly fixed annuity income payment is the same as that determined above for the first fixed monthly annuity income payment.
For variable annuity income payments, the amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly variable annuity income payment, above, by the Annuity Unit value as of the day preceding the date on which each monthly variable annuity income payment is due.
Annuity Unit Values
The value of an Annuity Unit is determined independently for each Variable Portfolio.
The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly variable annuity income payment would be higher, but the actual net investment rate would also have to be higher in order for variable annuity income payments to increase (or not to decrease).
The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each monthly variable annuity income payment will vary accordingly.
For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.
Net Investment Factor
The Net Investment Factor (“NIF”) is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.
The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:
(a)	is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and
(b)	is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.
The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.
Illustrative Example
Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange (“NYSE”) on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:
NIF	=	($11.46/$11.44)
	=	1.00174825
The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the variable annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:
(1/12)
1/	[(1.035)		]	=	0.99713732
In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:
$10.103523 x 1.00174825 x 0.99713732 = $10.092213
To determine the initial variable annuity income payment, the annuity income payment for variable annuitization is calculated based on our mortality expectations and an assumed investment rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.
The NIF measures the performance of the funds that are basis for the amount of future variable annuity income payments. This performance is compared to the monthly AIR, and if the rate of growth in the NIF is the same as the monthly AIR the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio NIF / (1+AIR), calculated on a monthly basis. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.
Variable Annuity Income Payments
Illustrative Example
Assume that a contract has all of its account value allocated to a single Variable Portfolio. As of the last valuation preceding the Annuity Date, the account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655 (i.e., the account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second variable annuity income payment date is $13.327695.
The first variable annuity income payment is determined using the annuity factor tables specified in the contract. These tables supply monthly annuity income payment factors, determined by the sex, age of the Annuitant and annuity income option selected, for each $1,000 of applied contract value. If the applicable factor is 5.21 for the annuitant in this hypothetical example, the first variable annuity income payment is determined by multiplying the factor of $5.21 by the result of dividing the account value by $1,000:
First variable annuity income payment = $5.21 x ($116,412.31/$1000) = $606.51
The number of Annuity Units (which will be constant unless the account values is transferred to another account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:
Annuity Units = $606.51/$13.256932 = 45.750404
The second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second variable annuity payment due date:
Second variable annuity income payment = 45.750404 x $13.327695 = $609.75

The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.
Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.
Taxes
General
Note:    Discussions regarding the tax treatment of any annuity contract or retirement plan and program are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the company’s understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances. We do not guarantee the tax status or treatment of your annuity.
Section 72 of the Internal Revenue Code of 1986, as amended (the “Code” or “IRC”) governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as annuity income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.
If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer-sponsored retirement plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.
For annuity income payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.
On December 20, 2019, the Setting Every Community Up for Retirement Enhancement (SECURE) Act was signed into law as part of larger appropriations legislation.  The SECURE Act includes many provisions affecting Qualified Contracts, some of which became effective upon enactment or on January 1, 2020, and certain provisions were retroactively effective. Some of the provisions effective January 1, 2020 include:
•	an increase in the age at which required minimum distributions (RMDs) generally must commence, to age 72, for those born on or after July 1, 1949, from the previous age of 70 ½;
•	new limitations on the period for beneficiary distributions following the death of the plan participant or IRA owner (when the death occurs on or after January 1, 2020);
•	elimination of the age 70 ½ restriction on traditional IRA contributions for tax years beginning 2020 (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70 ½ IRA contributions);
•	a new exception to the 10% additional tax on early distributions, for the qualified birth or adoption of a child, which also became an allowable plan distribution event; and,
•	reduction of the earliest permissible age for in-service distributions from pension plans and certain Section 457 plans to 59 ½.
The foregoing is not an exhaustive list.  The SECURE Act included many additional provisions affecting Qualified Contracts.
Tax Treatment of Distributions – Non-Qualified Contracts
If you make partial or total withdrawals from a non-qualified contract, the Code generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:
•	after attaining age 59½;
•	when paid to your beneficiary after you die;
•	after you become disabled (as defined in the Code);
•	when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•	under an immediate annuity contract;
•	which are attributable to Purchase Payments made prior to August 14, 1982.
On March 30, 2010 the Health Care and Education Reconciliation Act (“Reconciliation Act”) was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which went into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income (“MAGI”) ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

Tax Treatment of Distributions – Qualified Contracts
Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely income tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59½, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.
The taxable portion of any withdrawal or annuity income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:
•	after attainment of age 59½;
•	when paid to your beneficiary after you die;
•	after you become disabled (as defined in the IRC);
•	as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•	payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);
•	dividends paid with respect to stock of a corporation described in IRC Section 404(k);
•	for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;
•	payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);
•	for payment of health insurance if you are unemployed and meet certain requirements;
•	distributions from IRAs for certain higher education expenses;
•	distributions from IRAs for first home purchases;
•	amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;
•	payments to certain reservists called up for active duty after September 11, 2001; or
•	payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers;
•	distributions for parents after the “qualified birth or adoption” of a new child (subject to limitations).
The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee’s right to elect out of withholding or to elect a different rate of withholding. For “eligible rollover distributions” from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution “rolled over” or “transferred to another eligible plan in a direct trustee-to-trustee” transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An “eligible rollover distribution” is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated

Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to “roll over” the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant’s death, the participant’s surviving spouse, or (3) in the case of a domestic relations order, the participant’s spouse or ex-spouse may roll over a distribution into a plan of the participant’s own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct “trustee-to-trustee” transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).
Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.
The Small Business Jobs Act of 2010 subsequently added the ability for “in-Plan” rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 (“ATRA”) expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.
Diversification – Separate Account Investments
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered “Pension Plan Contracts” for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.
The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”
Non-Natural Owners
Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.
Multiple Contracts
The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.
Tax Treatment of Assignments of Qualified Contracts
Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.
Tax Treatment of Gifting, Assigning or Transferring Ownership of a Non-Qualified Contract
Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the Purchase Payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract’s value, you will also be liable for the tax on the Contract’s value above your Purchase Payments not previously withdrawn.
The new Contract owner’s Purchase Payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.
Foreign Account Tax Compliance (“FATCA”)
A Contract Owner who is not a “United States person” which is defined under the Internal Revenue Code section to mean:
•	a citizen or resident of the United States
•	a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia
•	any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)
should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, the Form W-8 BEN-E is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or acceptable substitute form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.
Other Withholding Tax
A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

Federal Withdrawal Restrictions from Qualified Contracts
The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59½; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); (5) experiences a financial hardship (as defined in the IRC); or (6) has a qualified birth or adoption of a child (subject to limitations). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.
Partial 1035 Exchanges of Non-Qualified Annuities
Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.
Qualified Plans
The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.
(a) Plans of Self-Employed Individuals: “H.R. 10 Plans”
Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.
(b) Tax-Sheltered Annuities
Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2020 is the lesser of 100% of includible compensation or $19,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $6,500 in 2020 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2020 may not exceed the lesser of $57,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.
On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.
In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer’s 403(b) plan upon its establishment, but no later than by January 1, 2009.
The final regulations generally do not affect a participant’s ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.
The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.
(c) Individual Retirement Annuities
Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2020 is the lesser of $6,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2020. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner’s spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income. The rules concerning what constitutes “coverage” are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590-A & B for more details. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer’s plan. If you and your spouse are filing jointly and have a modified AGI in 2020 of less than $104,000, your contribution may be fully deductible; if your income is between $104,000 and $124,000, your contribution may be partially deductible and if your income is $124,000 or more, your contribution may not be deductible. If you are single and your income in 2020 is less than $65,000, your contribution may be fully deductible; if your income is between $65,000 and $75,000, your contribution may be partially deductible and if your income is $75,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2020 is between $196,000 and $206,000, your contribution may be partially deductible.
(d) Roth IRAs
Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2020 is the lesser of $6,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2020. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2020 is less than: $196,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $124,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service (“IRS”). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.
(e) Pension and Profit-Sharing Plans
Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.
(f) Deferred Compensation Plans — Section 457(b)
Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from, or in some cases made available under the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. All 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Broker-Dealer Firms Receiving Revenue Sharing Payments
The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2019, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
Ameriprise Financial Services, Inc.	LPL Financial Corporation
BancWest Investment Services	M&T Securities, Inc.
BBVA Compass Investment Solutions, Inc.	MML Investors Services, LLC
Cadaret, Grant & Co, Inc	Morgan Stanley & Co., Incorporated
Cetera Advisor Network LLC	NEXT Financial Group, Inc.
Cetera Advisors LLC	PNC Investments
Cetera Financial Specialists LLC	Primerica Financial Services
Cetera Investment Services LLC	Raymond James & Associates
Citigroup Global Markets Inc.	Raymond James Financial
Citizens Securities, Inc.	RBC Capital Markets Corporation
CUSO Financial Services, L.P.	Royal Alliance Associates, Inc.
Edward D. Jones & Co., L.P.	SagePoint Financial, Inc.
First Allied Securities	Securities America, Inc.
FSC Securities Corp.	Stifel Nicolaus & Co, Inc
H. Beck, Inc	Summit Brokerage Services
H.D. Vest Investment Securities	Triad Advisors, Inc
Infinex Investments, Inc.	U.S. Bancorp Investments, Inc.
Investacorp, Inc	UBS Financial Services Inc.
Janney Montgomery Scott LLC.	UnionBanc Investment Services
Kestra Investment Services	Voya Financial Advisors, Inc.
Lincoln Financial Advisor	Wells Fargo Advisor, LLC
Lincoln Financial Securities	Woodbury Financial Services, Inc.
We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.
Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.
Distribution of Contracts
The contracts are offered on a continuous basis through AIG Capital Services, Inc., located at 21650 Oxnard Street, Suite 750 Woodland Hills, CA 91367-4997. AIG Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and AIG Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.

Financial Statements
PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for Variable Annuity Account Seven and American General Life Insurance Company (“AGL”).
You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or call us at 1-800-445-7862. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.
The following financial statements are included in the Statement of Additional Information in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:
•	The Audited Financial Statements of Variable Annuity Account Seven of American General Life Insurance Company as of December 31, 2019 and for each of the two years in the period ended December 31, 2019.
•	The Audited Statutory Financial Statements of American General Life Insurance Company as of December 31, 2019 and December 31, 2018 and for each of the three years in the period ended December 31, 2019.
The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.

American General

Life Companies

Variable Annuity Account Seven

American General Life Insurance Company

2019

Annual Report

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Variable Annuity Account Seven.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Variable Annuity Account Seven indicated in the table below as of December 31, 2019, and the related statements of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of Variable Annuity Account Seven as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Funds IS Asset Allocation Fund Class 2	American Funds IS Global Small Capitalization Fund Class 4

American Funds IS Asset Allocation Fund Class 4	American Funds IS Growth Fund Class 2

American Funds IS Bond Fund Class 4	American Funds IS Growth Fund Class 4

American Funds IS Capital Income Builder Class 4	American Funds IS Growth-Income Fund Class 2

American Funds IS Global Bond Fund Class 4	American Funds IS Growth-Income Fund Class 4

American Funds IS Global Growth Fund Class 2	American Funds IS International Fund Class 4

American Funds IS Global Growth Fund Class 4	AST SA Wellington Government and Quality Bond Portfolio Class 3

AST SA BlackRock Multi-Asset Income Portfolio Class 3 (10)	AST SA Wellington Growth Portfolio Class 1 (1) (11)

AST SA PGI Asset Allocation Portfolio Class 1	AST SA Wellington Growth Portfolio Class 3 (1) (11)

AST SA PGI Asset Allocation Portfolio Class 3	AST SA Wellington Natural Resources Portfolio Class 3 (2) (11)

AST SA Wellington Capital Appreciation Portfolio Class 1	AST SA Wellington Strategic Multi-Asset Portfolio Class 3

AST SA Wellington Capital Appreciation Portfolio Class 3	FTVIP Franklin Rising Dividends VIP Fund Class 2

AST SA Wellington Government and Quality Bond Portfolio Class 1	FTVIP Franklin Strategic Income VIP Fund Class 2

FTVIP Franklin Allocation VIP Fund Class 2	FTVIP Templeton Global Bond VIP Fund Class 2

FTVIP Franklin Income VIP Fund Class 2	Invesco V.I. Equity and Income Fund Series II

FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	Invesco V.I. Growth and Income Fund Series II

Goldman Sachs VIT Government Money Market Fund Service Class	Lord Abbett Mid Cap Stock Portfolio Class VC

Invesco V.I. American Franchise Fund Series II	Lord Abbett Total Return Portfolio Class VC

Invesco V.I. American Value Fund Series II	SST SA Allocation Moderate Portfolio Class 3

Invesco V.I. Comstock Fund Series II	SST SA Putnam Asset Allocation Diversified Growth Portfolio Class
3

Lord Abbett Bond Debenture Portfolio Class VC	SST SA Wellington Real Return Portfolio Class 3

Lord Abbett Developing Growth Portfolio Class VC	SAST SA JPMorgan Equity-Income Portfolio Class 1

Lord Abbett Growth and Income Portfolio Class VC	SAST SA JPMorgan Equity-Income Portfolio Class 3

PIMCO Total Return Portfolio Advisor Class (4) (11)	SAST SA JPMorgan Global Equities Portfolio Class 1

SST SA Allocation Balanced Portfolio Class 3	SAST SA JPMorgan Global Equities Portfolio Class 3

SST SA Allocation Growth Portfolio Class 3	SAST SA JPMorgan MFS Core Bond Portfolio Class 1

SST SA Allocation Moderate Growth Portfolio Class 3	SAST SA JPMorgan MFS Core Bond Portfolio Class 3

SAST SA AB Growth Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1

SAST SA AB Growth Portfolio Class 3	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002

T: (713) 356 4000, F: (713) 356 4717, www.pwc.com/us

SAST SA AB Small & Mid Cap Value Portfolio Class 3	SAST SA Large Cap Growth Index Portfolio Class 3 (7) (11)

SAST SA American Funds VCP Managed Allocation Portfolio Class	SAST SA Large Cap Index Portfolio Class 1
3 (5) (11)

SAST SA Boston Company Capital Growth Portfolio Class 1 (3)	SAST SA Large Cap Index Portfolio Class 3
(11)

SAST SA Boston Company Capital Growth Portfolio Class 3 (3)	SAST SA Large Cap Value Index Portfolio Class 3 (7) (11)
(11)

SAST SA Columbia Technology Portfolio Class 1	SAST SA Legg Mason BW Large Cap Value Portfolio Class 1

SAST SA Columbia Technology Portfolio Class 3	SAST SA Legg Mason BW Large Cap Value Portfolio Class 3

SAST SA DFA Ultra Short Bond Portfolio Class 1	SAST SA Legg Mason Tactical Opportunities Class 3

SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA MFS Blue Chip Growth Portfolio Class 1

SAST SA Dogs of Wall Street Portfolio Class 1	SAST SA MFS Blue Chip Growth Portfolio Class 3

SAST SA Dogs of Wall Street Portfolio Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1

SAST SA Emerging Markets Equity Index Portfolio Class 3 (7) (11)	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3

SAST SA Federated Corporate Bond Portfolio Class 1	SAST SA MFS Telecom Utility Portfolio Class 1 (8) (11)

SAST SA Federated Corporate Bond Portfolio Class 3	SAST SA MFS Telecom Utility Portfolio Class 3 (8) (11)

SAST SA Fidelity Institutional AM® International Growth Portfolio	SAST SA MFS Total Return Portfolio Class 1
Class 3 (6) (11)

SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	SAST SA MFS Total Return Portfolio Class 3

SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	SAST SA Mid Cap Index Portfolio Class 3

SAST SA Fixed Income Index Portfolio Class 3	SAST SA Morgan Stanley International Equities Portfolio Class 1

SAST SA Fixed Income Intermediate Index Portfolio Class 3	SAST SA Morgan Stanley International Equities Portfolio Class 3

SAST SA Franklin Small Company Value Portfolio Class 1	SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1

SAST SA Franklin Small Company Value Portfolio Class 3	SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3

SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3 (10)	SAST SA PineBridge High-Yield Bond Portfolio Class 1

SAST SA Global Index Allocation 60-40 Portfolio Class 3 (7) (11)	SAST SA PineBridge High-Yield Bond Portfolio Class 3

SAST SA Global Index Allocation 75-25 Portfolio Class 3 (7) (11)	SAST SA Putnam International Growth and Income Portfolio Class 1

SAST SA Global Index Allocation 90-10 Portfolio Class 3 (7) (11)	SAST SA Putnam International Growth and Income Portfolio Class 3

SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA Small Cap Index Portfolio Class 3

SAST SA Goldman Sachs Global Bond Portfolio Class 3	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3

SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	SAST SA T. Rowe Price VCP Balanced Portfolio Class 3

SAST SA Index Allocation 60-40 Portfolio Class 3	SAST SA Templeton Foreign Value Portfolio Class 3

SAST SA Index Allocation 80-20 Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3

SAST SA Index Allocation 90-10 Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 1

SAST SA International Index Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 3

SAST SA Invesco Growth Opportunities Portfolio Class 1	SAST SA WellsCap Fundamental Growth Portfolio Class 1 (9) (11)

SAST SA Invesco Growth Opportunities Portfolio Class 3	SAST SA WellsCap Fundamental Growth Portfolio Class 3 (9) (11)

SAST SA Invesco VCP Equity-Income Portfolio Class 3

SAST SA Janus Focused Growth Portfolio Class 3

SAST SA JPMorgan Diversified Balanced Portfolio Class 1

SAST SA JPMorgan Diversified Balanced Portfolio Class 3

SAST SA JPMorgan Emerging Markets Portfolio Class 1

SAST SA JPMorgan Emerging Markets Portfolio Class 3

(1)	The AST SA Wellington Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations)
merged into the SAST SA AB Growth Portfolio.
(2)	The AST SA Wellington Natural Resources Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(3)	The SAST SA Boston Company Capital Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(4)	For the period October 7, 2019 (commencement of operations) to December 31, 2019.

(5)	For the period August 21, 2019 (commencement of operations) to December 31, 2019.

(6)	For the period May 1, 2019 (commencement of operations) to December 31, 2019.

(7)	For the period May 1, 2018 (commencement of operations) to December 31, 2018 and January 1, 2019 to December 31, 2019.

(8)	The SAST SA MFS Telecom Utility Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA Legg Mason BW Large Cap Value Portfolio.
(9)	The SAST SA WellsCap Fundamental Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(10)	There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.
(11)	Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective period presented.

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub- accounts of Variable Annuity Account Seven based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Variable Annuity Account Seven in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 22, 2020

We have served as the auditor of one or more of the sub-accounts of the AIG Life and Retirement Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

			Due from
			(to)				Net Assets
			Company'		Contract	Contract	Attributable to
			s General		Owners -	Owners -	Contract
	Investments		Account,		Annuity	Accumulation	Owner
Sub-accounts	at Fair Value		Net	Net Assets	Reserves	Reserves	Reserves
American Funds IS Asset Allocation Fund Class 2	$ 344,199,433	$	- $	344,199,433	$ 1,782,122	$342,417,311	$ 344,199,433
American Funds IS Asset Allocation Fund Class 4	105,199,155		-	105,199,155	-	105,199,155	105,199,155
American Funds IS Bond Fund Class 4	21,259,036		-	21,259,036	-	21,259,036	21,259,036
American Funds IS Capital Income Builder Class 4	23,311,952		-	23,311,952	-	23,311,952	23,311,952
American Funds IS Global Bond Fund Class 4	5,344,025		-	5,344,025	-	5,344,025	5,344,025
American Funds IS Global Growth Fund Class 2	308,999,278		-	308,999,278	1,248,870	307,750,408	308,999,278
American Funds IS Global Growth Fund Class 4	20,937,528		-	20,937,528	10,828	20,926,700	20,937,528
American Funds IS Global Small Capitalization Fund Class 4	7,076,405		-	7,076,405	-	7,076,405	7,076,405
American Funds IS Growth Fund Class 2	260,426,959		-	260,426,959	1,412,106	259,014,853	260,426,959
American Funds IS Growth Fund Class 4	45,837,341		-	45,837,341	12,368	45,824,973	45,837,341
American Funds IS Growth-Income Fund Class 2	403,819,990		-	403,819,990	2,050,496	401,769,494	403,819,990
American Funds IS Growth-Income Fund Class 4	67,263,097		-	67,263,097	10,958	67,252,139	67,263,097
American Funds IS International Fund Class 4	11,141,460		-	11,141,460	-	11,141,460	11,141,460
AST SA PGI Asset Allocation Portfolio Class 1	7,460,478		-	7,460,478	69,144	7,391,334	7,460,478
AST SA PGI Asset Allocation Portfolio Class 3	16,147,155		-	16,147,155	60,677	16,086,478	16,147,155
AST SA Wellington Capital Appreciation Portfolio Class 1	73,319,184		-	73,319,184	369,188	72,949,996	73,319,184
AST SA Wellington Capital Appreciation Portfolio Class 3	186,618,939		-	186,618,939	549,856	186,069,083	186,618,939
AST SA Wellington Government and Quality Bond Portfolio Class 1	24,548,927		-	24,548,927	122,502	24,426,425	24,548,927
AST SA Wellington Government and Quality Bond Portfolio Class 3	189,392,789		-	189,392,789	140,258	189,252,531	189,392,789
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	2,619,424		-	2,619,424	-	2,619,424	2,619,424
FTVIP Franklin Allocation VIP Fund Class 2	24,531,568		-	24,531,568	127,273	24,404,295	24,531,568
FTVIP Franklin Income VIP Fund Class 2	46,444,355		-	46,444,355	138,279	46,306,076	46,444,355
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	8,425,143		-	8,425,143	-	8,425,143	8,425,143
FTVIP Franklin Rising Dividends VIP Fund Class 2	17,287,768		-	17,287,768	-	17,287,768	17,287,768
FTVIP Franklin Strategic Income VIP Fund Class 2	2,826,636		-	2,826,636	-	2,826,636	2,826,636
FTVIP Templeton Global Bond VIP Fund Class 2	2,770,788		-	2,770,788	-	2,770,788	2,770,788
Goldman Sachs VIT Government Money Market Fund Service Class	6,092,039		-	6,092,039	-	6,092,039	6,092,039
Invesco V.I. American Franchise Fund Series II	7,971,840		-	7,971,840	9,211	7,962,629	7,971,840
Invesco V.I. American Value Fund Series II	2,897,785		-	2,897,785	-	2,897,785	2,897,785
Invesco V.I. Comstock Fund Series II	258,247,828		-	258,247,828	865,947	257,381,881	258,247,828
Invesco V.I. Equity and Income Fund Series II	11,950,586		-	11,950,586	-	11,950,586	11,950,586
Invesco V.I. Growth and Income Fund Series II	261,206,540		-	261,206,540	577,914	260,628,626	261,206,540
Lord Abbett Bond Debenture Portfolio Class VC	14,928,516		-	14,928,516	-	14,928,516	14,928,516
Lord Abbett Developing Growth Portfolio Class VC	1,499,117		-	1,499,117	-	1,499,117	1,499,117
Lord Abbett Growth and Income Portfolio Class VC	83,894,466		-	83,894,466	625,146	83,269,320	83,894,466
Lord Abbett Mid Cap Stock Portfolio Class VC	57,362,542		-	57,362,542	329,305	57,033,237	57,362,542
Lord Abbett Total Return Portfolio Class VC	12,351,787		-	12,351,787	-	12,351,787	12,351,787
PIMCO Total Return Portfolio Advisor Class	6,599		-	6,599	-	6,599	6,599
SST SA Allocation Balanced Portfolio Class 3	4,251,395		-	4,251,395	-	4,251,395	4,251,395
SST SA Allocation Growth Portfolio Class 3	8,708,330		-	8,708,330	-	8,708,330	8,708,330
SST SA Allocation Moderate Growth Portfolio Class 3	6,297,073		-	6,297,073	-	6,297,073	6,297,073
SST SA Allocation Moderate Portfolio Class 3	2,704,289		-	2,704,289	-	2,704,289	2,704,289
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	1,444,014		-	1,444,014	-	1,444,014	1,444,014
SST SA Wellington Real Return Portfolio Class 3	86,705,611		-	86,705,611	31,596	86,674,015	86,705,611
SAST SA AB Growth Portfolio Class 1	65,668,482		-	65,668,482	299,434	65,369,048	65,668,482
SAST SA AB Growth Portfolio Class 3	43,666,171		-	43,666,171	74,198	43,591,973	43,666,171
SAST SA AB Small & Mid Cap Value Portfolio Class 3	47,173,477		-	47,173,477	38,962	47,134,515	47,173,477
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	9,109		-	9,109	-	9,109	9,109
SAST SA Columbia Technology Portfolio Class 1	894,705		-	894,705	-	894,705	894,705
SAST SA Columbia Technology Portfolio Class 3	4,805,152		-	4,805,152	-	4,805,152	4,805,152
SAST SA DFA Ultra Short Bond Portfolio Class 1	7,174,747		-	7,174,747	52,970	7,121,777	7,174,747
SAST SA DFA Ultra Short Bond Portfolio Class 3	15,220,549		-	15,220,549	43,930	15,176,619	15,220,549
SAST SA Dogs of Wall Street Portfolio Class 1	5,227,062		-	5,227,062	-	5,227,062	5,227,062
SAST SA Dogs of Wall Street Portfolio Class 3	44,231,662		-	44,231,662	465,150	43,766,512	44,231,662
SAST SA Emerging Markets Equity Index Portfolio Class 3	536,290		-	536,290	-	536,290	536,290
SAST SA Federated Corporate Bond Portfolio Class 1	36,631,899		-	36,631,899	189,231	36,442,668	36,631,899
SAST SA Federated Corporate Bond Portfolio Class 3	207,252,486		-	207,252,486	335,951	206,916,535	207,252,486
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	85,142		-	85,142	-	85,142	85,142
SAST SA Fidelity Institutional AM® Real Estate Portfolio	3,756,965		-	3,756,965	14,675	3,742,290	3,756,965
SAST SA Fidelity Institutional AM® Real Estate Portfolio	17,328,124		-	17,328,124	15,672	17,312,452	17,328,124
SAST SA Fixed Income Index Portfolio Class 3	745,990		-	745,990	-	745,990	745,990
SAST SA Fixed Income Intermediate Index Portfolio Class 3	587,337		-	587,337	-	587,337	587,337
SAST SA Franklin Small Company Value Portfolio Class 1	2,878,371		-	2,878,371	-	2,878,371	2,878,371

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

			Due from
			(to)				Net Assets
			Company'		Contract	Contract	Attributable to
			s General		Owners -	Owners -	Contract
	Investments		Account,		Annuity	Accumulation	Owner
Sub-accounts	at Fair Value		Net	Net Assets	Reserves	Reserves	Reserves
SAST SA Franklin Small Company Value Portfolio Class 3	$ 36,962,824	$	- $	36,962,824	$98,342	$36,864,482	$36,962,824
SAST SA Global Index Allocation 60-40 Portfolio Class 3	3,426,776		-	3,426,776	-	3,426,776	3,426,776
SAST SA Global Index Allocation 75-25 Portfolio Class 3	3,636,504		-	3,636,504	-	3,636,504	3,636,504
SAST SA Global Index Allocation 90-10 Portfolio Class 3	4,609,074		-	4,609,074	-	4,609,074	4,609,074
SAST SA Goldman Sachs Global Bond Portfolio Class 1	7,393,002		-	7,393,002	15,273	7,377,729	7,393,002
SAST SA Goldman Sachs Global Bond Portfolio Class 3	54,664,449		-	54,664,449	87,624	54,576,825	54,664,449
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class	463,435		-	463,435	-	463,435	463,435
SAST SA Index Allocation 60-40 Portfolio Class 3	7,013,142		-	7,013,142	-	7,013,142	7,013,142
SAST SA Index Allocation 80-20 Portfolio Class 3	8,728,938		-	8,728,938	-	8,728,938	8,728,938
SAST SA Index Allocation 90-10 Portfolio Class 3	14,492,608		-	14,492,608	-	14,492,608	14,492,608
SAST SA International Index Portfolio Class 3	198,838		-	198,838	-	198,838	198,838
SAST SA Invesco Growth Opportunities Portfolio Class 1	1,983,962		-	1,983,962	-	1,983,962	1,983,962
SAST SA Invesco Growth Opportunities Portfolio Class 3	19,407,559		-	19,407,559	9,557	19,398,002	19,407,559
SAST SA Invesco VCP Equity-Income Portfolio Class 3	117,284,856		-	117,284,856	-	117,284,856	117,284,856
SAST SA Janus Focused Growth Portfolio Class 3	29,298,061		-	29,298,061	2,028	29,296,033	29,298,061
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	15,062,788		-	15,062,788	52,018	15,010,770	15,062,788
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	37,661,186		-	37,661,186	131,697	37,529,489	37,661,186
SAST SA JPMorgan Emerging Markets Portfolio Class 1	3,835,637		-	3,835,637	5,082	3,830,555	3,835,637
SAST SA JPMorgan Emerging Markets Portfolio Class 3	22,077,912		-	22,077,912	5,590	22,072,322	22,077,912
SAST SA JPMorgan Equity-Income Portfolio Class 1	18,673,546		-	18,673,546	73,404	18,600,142	18,673,546
SAST SA JPMorgan Equity-Income Portfolio Class 3	95,079,646		-	95,079,646	46,914	95,032,732	95,079,646
SAST SA JPMorgan Global Equities Portfolio Class 1	4,112,625		-	4,112,625	3,753	4,108,872	4,112,625
SAST SA JPMorgan Global Equities Portfolio Class 3	6,395,859		-	6,395,859	15,891	6,379,968	6,395,859
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	17,364,009		-	17,364,009	2,856	17,361,153	17,364,009
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	231,012,768		-	231,012,768	148,709	230,864,059	231,012,768
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	5,516,498		-	5,516,498	7,368	5,509,130	5,516,498
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	39,989,475		-	39,989,475	137,780	39,851,695	39,989,475
SAST SA Large Cap Growth Index Portfolio Class 3	236,726		-	236,726	-	236,726	236,726
SAST SA Large Cap Index Portfolio Class 1	10,892,439		-	10,892,439	25,371	10,867,068	10,892,439
SAST SA Large Cap Index Portfolio Class 3	943,701		-	943,701	-	943,701	943,701
SAST SA Large Cap Value Index Portfolio Class 3	229,766		-	229,766	-	229,766	229,766
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	43,746,873		-	43,746,873	201,127	43,545,746	43,746,873
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	106,662,755		-	106,662,755	143,829	106,518,926	106,662,755
SAST SA Legg Mason Tactical Opportunities Class 3	876,245		-	876,245	-	876,245	876,245
SAST SA MFS Blue Chip Growth Portfolio Class 1	1,625,271		-	1,625,271	-	1,625,271	1,625,271
SAST SA MFS Blue Chip Growth Portfolio Class 3	31,171,608		-	31,171,608	26,780	31,144,828	31,171,608
SAST SA MFS Massachusetts Investors Trust Portfolio Class	4,307,591		-	4,307,591	21,011	4,286,580	4,307,591
SAST SA MFS Massachusetts Investors Trust Portfolio Class	128,550,588		-	128,550,588	50,338	128,500,250	128,550,588
SAST SA MFS Total Return Portfolio Class 1	52,603,499		-	52,603,499	417,508	52,185,991	52,603,499
SAST SA MFS Total Return Portfolio Class 3	128,564,427		-	128,564,427	204,936	128,359,491	128,564,427
SAST SA Mid Cap Index Portfolio Class 3	862,888		-	862,888	-	862,888	862,888
SAST SA Morgan Stanley International Equities Portfolio	3,020,533		-	3,020,533	34,226	2,986,307	3,020,533
SAST SA Morgan Stanley International Equities Portfolio	20,826,748		-	20,826,748	5,433	20,821,315	20,826,748
SAST SA Oppenheimer Main Street Large Cap Portfolio	6,898,619		-	6,898,619	9,117	6,889,502	6,898,619
SAST SA Oppenheimer Main Street Large Cap Portfolio	39,812,481		-	39,812,481	15,398	39,797,083	39,812,481
SAST SA PineBridge High-Yield Bond Portfolio Class 1	8,067,796		-	8,067,796	34,999	8,032,797	8,067,796
SAST SA PineBridge High-Yield Bond Portfolio Class 3	46,970,351		-	46,970,351	94,865	46,875,486	46,970,351
SAST SA Putnam International Growth and Income Portfolio Class 1	5,546,547		-	5,546,547	21,134	5,525,413	5,546,547
SAST SA Putnam International Growth and Income Portfolio Class 3	13,912,027		-	13,912,027	52,235	13,859,792	13,912,027
SAST SA Small Cap Index Portfolio Class 3	700,054		-	700,054	-	700,054	700,054
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	22,743,843		-	22,743,843	-	22,743,843	22,743,843
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	139,823,348		-	139,823,348	-	139,823,348	139,823,348
SAST SA Templeton Foreign Value Portfolio Class 3	95,768,373		-	95,768,373	74,693	95,693,680	95,768,373
SAST SA VCP Dynamic Allocation Portfolio Class 3	2,044,202,832		-	2,044,202,832	185,499	2,044,017,333	2,044,202,832
SAST SA WellsCap Aggressive Growth Portfolio Class 1	5,117,039		-	5,117,039	8,557	5,108,482	5,117,039
SAST SA WellsCap Aggressive Growth Portfolio Class 3	2,631,714		-	2,631,714	-	2,631,714	2,631,714

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2019

		Net Asset
		Value per	Shares at Fair	Cost of Shares
Sub-accounts	Shares	Share	Value	Held	Level*
American Funds IS Asset Allocation Fund Class 2	14,468,240	$23.79	$344,199,433	$295,530,587	1
American Funds IS Asset Allocation Fund Class 4	4,444,409	23.67	105,199,155	100,310,606	1
American Funds IS Bond Fund Class 4	1,932,640	11.00	21,259,036	20,794,884	1
American Funds IS Capital Income Builder Class 4	2,176,653	10.71	23,311,952	21,737,097	1
American Funds IS Global Bond Fund Class 4	448,324	11.92	5,344,025	5,193,566	1
American Funds IS Global Growth Fund Class 2	9,584,345	32.24	308,999,278	243,558,807	1
American Funds IS Global Growth Fund Class 4	653,277	32.05	20,937,528	18,174,460	1
American Funds IS Global Small Capitalization Fund Class 4	270,505	26.16	7,076,405	6,548,221	1
American Funds IS Growth Fund Class 2	3,232,307	80.57	260,426,959	218,548,481	1
American Funds IS Growth Fund Class 4	577,224	79.41	45,837,341	42,107,169	1
American Funds IS Growth-Income Fund Class 2	8,063,498	50.08	403,819,990	358,534,066	1
American Funds IS Growth-Income Fund Class 4	1,358,302	49.52	67,263,097	63,363,903	1
American Funds IS International Fund Class 4	542,427	20.54	11,141,460	10,782,725	1
AST SA PGI Asset Allocation Portfolio Class 1	529,863	14.08	7,460,478	7,547,096	1
AST SA PGI Asset Allocation Portfolio Class 3	1,157,502	13.95	16,147,155	16,765,293	1
AST SA Wellington Capital Appreciation Portfolio Class 1	1,681,633	43.60	73,319,184	71,349,461	1
AST SA Wellington Capital Appreciation Portfolio Class 3	4,753,412	39.26	186,618,939	185,454,527	1
AST SA Wellington Government and Quality Bond Portfolio Class 1	1,595,122	15.39	24,548,927	24,123,465	1
AST SA Wellington Government and Quality Bond Portfolio Class 3	12,338,292	15.35	189,392,789	185,883,168	1
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	310,358	8.44	2,619,424	2,481,260	1
FTVIP Franklin Allocation VIP Fund Class 2	3,602,286	6.81	24,531,568	24,931,150	1
FTVIP Franklin Income VIP Fund Class 2	2,919,193	15.91	46,444,355	45,477,846	1
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	454,431	18.54	8,425,143	8,714,370	1
FTVIP Franklin Rising Dividends VIP Fund Class 2	640,525	26.99	17,287,768	16,853,181	1
FTVIP Franklin Strategic Income VIP Fund Class 2	267,928	10.55	2,826,636	2,841,348	1
FTVIP Templeton Global Bond VIP Fund Class 2	173,500	15.97	2,770,788	2,857,366	1
Goldman Sachs VIT Government Money Market Fund Service Class	6,092,039	1.00	6,092,039	6,092,039	1
Invesco V.I. American Franchise Fund Series II	124,755	63.90	7,971,840	6,678,538	1
Invesco V.I. American Value Fund Series II	184,103	15.74	2,897,785	3,101,397	1
Invesco V.I. Comstock Fund Series II	15,111,049	17.09	258,247,828	238,382,391	1
Invesco V.I. Equity and Income Fund Series II	686,027	17.42	11,950,586	12,258,387	1
Invesco V.I. Growth and Income Fund Series II	13,704,435	19.06	261,206,540	276,977,430	1
Lord Abbett Bond Debenture Portfolio Class VC	1,235,804	12.08	14,928,516	15,113,389	1
Lord Abbett Developing Growth Portfolio Class VC	50,171	29.88	1,499,117	1,561,793	1
Lord Abbett Growth and Income Portfolio Class VC	2,426,800	34.57	83,894,466	71,811,493	1
Lord Abbett Mid Cap Stock Portfolio Class VC	2,416,282	23.74	57,362,542	48,626,938	1
Lord Abbett Total Return Portfolio Class VC	733,044	16.85	12,351,787	12,232,226	1
PIMCO Total Return Portfolio Advisor Class	599	11.02	6,599	6,664	1
SST SA Allocation Balanced Portfolio Class 3	421,765	10.08	4,251,395	4,223,448	1
SST SA Allocation Growth Portfolio Class 3	610,254	14.27	8,708,330	8,284,202	1
SST SA Allocation Moderate Growth Portfolio Class 3	598,013	10.53	6,297,073	6,201,534	1
SST SA Allocation Moderate Portfolio Class 3	254,402	10.63	2,704,289	2,675,326	1
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	119,045	12.13	1,444,014	1,407,284	1
SST SA Wellington Real Return Portfolio Class 3	8,911,162	9.73	86,705,611	86,085,354	1
SAST SA AB Growth Portfolio Class 1	1,301,913	50.44	65,668,482	52,834,013	1
SAST SA AB Growth Portfolio Class 3	887,885	49.18	43,666,171	36,983,230	1
SAST SA AB Small & Mid Cap Value Portfolio Class 3	3,224,435	14.63	47,173,477	53,355,839	1
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	616	14.79	9,109	8,633	1
SAST SA Columbia Technology Portfolio Class 1	113,830	7.86	894,705	742,454	1
SAST SA Columbia Technology Portfolio Class 3	651,105	7.38	4,805,152	4,219,390	1
SAST SA DFA Ultra Short Bond Portfolio Class 1	674,318	10.64	7,174,747	7,179,939	1
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,462,108	10.41	15,220,549	15,218,896	1
SAST SA Dogs of Wall Street Portfolio Class 1	366,041	14.28	5,227,062	4,773,532	1
SAST SA Dogs of Wall Street Portfolio Class 3	3,132,554	14.12	44,231,662	41,721,957	1
SAST SA Emerging Markets Equity Index Portfolio Class 3	35,587	15.07	536,290	498,561	1
SAST SA Federated Corporate Bond Portfolio Class 1	2,705,458	13.54	36,631,899	35,615,565	1
SAST SA Federated Corporate Bond Portfolio Class 3	15,409,107	13.45	207,252,486	203,047,075	1
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	5,101	16.69	85,142	80,672	1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	270,870	13.87	3,756,965	3,746,347	1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	1,262,063	13.73	17,328,124	17,631,514	1
SAST SA Fixed Income Index Portfolio Class 3	69,589	10.72	745,990	725,123	1
SAST SA Fixed Income Intermediate Index Portfolio Class 3	56,748	10.35	587,337	574,452	1
SAST SA Franklin Small Company Value Portfolio Class 1	152,375	18.89	2,878,371	3,053,765	1
SAST SA Franklin Small Company Value Portfolio Class 3	1,978,738	18.68	36,962,824	40,728,188	1
SAST SA Global Index Allocation 60-40 Portfolio Class 3	212,316	16.14	3,426,776	3,191,583	1
SAST SA Global Index Allocation 75-25 Portfolio Class 3	225,310	16.14	3,636,504	3,368,408	1
SAST SA Global Index Allocation 90-10 Portfolio Class 3	287,349	16.04	4,609,074	4,237,398	1
SAST SA Goldman Sachs Global Bond Portfolio Class 1	659,501	11.21	7,393,002	7,485,197	1
SAST SA Goldman Sachs Global Bond Portfolio Class 3	4,983,086	10.97	54,664,449	54,310,983	1

*Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements. The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2019

		Net Asset
		Value per	Shares at Fair	Cost of Shares
Sub-accounts	Shares	Share	Value	Held	Level*
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	43,352	$10.69	$463,435	$447,267	1
SAST SA Index Allocation 60-40 Portfolio Class 3	587,858	11.93	7,013,142	6,559,771	1
SAST SA Index Allocation 80-20 Portfolio Class 3	705,654	12.37	8,728,938	8,125,493	1
SAST SA Index Allocation 90-10 Portfolio Class 3	1,152,952	12.57	14,492,608	13,387,789	1
SAST SA International Index Portfolio Class 3	17,009	11.69	198,838	183,418	1
SAST SA Invesco Growth Opportunities Portfolio Class 1	226,998	8.74	1,983,962	1,960,289	1
SAST SA Invesco Growth Opportunities Portfolio Class 3	2,422,916	8.01	19,407,559	19,218,750	1
SAST SA Invesco VCP Equity-Income Portfolio Class 3	8,885,216	13.20	117,284,856	111,951,617	1
SAST SA Janus Focused Growth Portfolio Class 3	1,866,119	15.70	29,298,061	23,191,531	1
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	789,041	19.09	15,062,788	14,188,521	1
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	1,987,398	18.95	37,661,186	38,402,918	1
SAST SA JPMorgan Emerging Markets Portfolio Class 1	447,044	8.58	3,835,637	3,648,221	1
SAST SA JPMorgan Emerging Markets Portfolio Class 3	2,606,601	8.47	22,077,912	19,679,550	1
SAST SA JPMorgan Equity-Income Portfolio Class 1	513,715	36.35	18,673,546	14,656,948	1
SAST SA JPMorgan Equity-Income Portfolio Class 3	2,632,327	36.12	95,079,646	83,821,882	1
SAST SA JPMorgan Global Equities Portfolio Class 1	219,340	18.75	4,112,625	3,824,297	1
SAST SA JPMorgan Global Equities Portfolio Class 3	344,419	18.57	6,395,859	6,673,986	1
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	1,883,298	9.22	17,364,009	17,039,114	1
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	25,330,347	9.12	231,012,768	224,910,936	1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	279,883	19.71	5,516,498	4,849,853	1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	2,179,263	18.35	39,989,475	36,072,866	1
SAST SA Large Cap Growth Index Portfolio Class 3	12,639	18.73	236,726	213,415	1
SAST SA Large Cap Index Portfolio Class 1	417,175	26.11	10,892,439	5,309,199	1
SAST SA Large Cap Index Portfolio Class 3	36,185	26.08	943,701	860,043	1
SAST SA Large Cap Value Index Portfolio Class 3	12,715	18.07	229,766	211,678	1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	2,095,157	20.88	43,746,873	44,323,336	1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	5,137,898	20.76	106,662,755	108,731,601	1
SAST SA Legg Mason Tactical Opportunities Class 3	79,012	11.09	876,245	830,336	1
SAST SA MFS Blue Chip Growth Portfolio Class 1	120,390	13.50	1,625,271	1,415,488	1
SAST SA MFS Blue Chip Growth Portfolio Class 3	2,336,702	13.34	31,171,608	26,828,024	1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	179,783	23.96	4,307,591	3,873,052	1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	5,392,223	23.84	128,550,588	111,698,413	1
SAST SA MFS Total Return Portfolio Class 1	2,732,649	19.25	52,603,499	45,954,916	1
SAST SA MFS Total Return Portfolio Class 3	6,696,064	19.20	128,564,427	116,221,046	1
SAST SA Mid Cap Index Portfolio Class 3	72,756	11.86	862,888	809,772	1
SAST SA Morgan Stanley International Equities Portfolio Class 1	295,551	10.22	3,020,533	2,815,510	1
SAST SA Morgan Stanley International Equities Portfolio Class 3	2,051,896	10.15	20,826,748	19,558,726	1
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1	305,790	22.56	6,898,619	4,380,833	1
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	1,774,175	22.44	39,812,481	34,184,451	1
SAST SA PineBridge High-Yield Bond Portfolio Class 1	1,474,917	5.47	8,067,796	8,468,000	1
SAST SA PineBridge High-Yield Bond Portfolio Class 3	8,650,157	5.43	46,970,351	48,360,328	1
SAST SA Putnam International Growth and Income Portfolio Class 1	553,548	10.02	5,546,547	5,141,594	1
SAST SA Putnam International Growth and Income Portfolio Class 3	1,382,905	10.06	13,912,027	12,630,599	1
SAST SA Small Cap Index Portfolio Class 3	58,878	11.89	700,054	654,783	1
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	1,937,295	11.74	22,743,843	21,082,116	1
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	11,203,794	12.48	139,823,348	128,067,845	1
SAST SA Templeton Foreign Value Portfolio Class 3	6,523,731	14.68	95,768,373	94,242,951	1
SAST SA VCP Dynamic Allocation Portfolio Class 3	156,643,895	13.05	2,044,202,832	1,954,546,181	1
SAST SA WellsCap Aggressive Growth Portfolio Class 1	219,427	23.32	5,117,039	3,365,778	1
SAST SA WellsCap Aggressive Growth Portfolio Class 3	117,697	22.36	2,631,714	2,289,230	1

*Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements. The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

				American
	American	American		Funds IS
	Funds IS	Funds IS	American	Capital	American
	Asset	Asset	Funds IS	Income	Funds IS
	Allocation	Allocation	Bond Fund	Builder Class	Global Bond
	Fund Class 2	Fund Class 4	Class 4	4	Fund Class 4
For the Year Ended December 31, 2019
From operations:
Dividends	$6,292,898	$1,501,694	$453,420	$537,168	$64,855
Mortality and expense risk and administrative charges	(2,956,087)	(705,086)	(174,313)	(218,106)	(48,617)
Net investment income (loss)	3,336,811	796,608	279,107	319,062	16,238
Net realized gain (loss)	11,240,321	146,495	(12,539)	113,153	4,326
Capital gain distribution from mutual funds	16,980,976	3,227,063	-	-	-
Change in unrealized appreciation (depreciation) of investments	29,211,613	7,483,731	889,306	2,528,179	235,602
Increase (decrease) in net assets from operations	60,769,721	11,653,897	1,155,874	2,960,394	256,166
From contract transactions:
Payments received from contract owners	6,486,514	46,913,251	5,382,832	3,491,004	886,146
Payments for contract benefits or terminations	(34,847,782)	(1,185,907)	(663,282)	(629,439)	(189,865)
Transfers between sub-accounts (including fixed account), net	(429,227)	8,244,262	2,665,191	1,003,952	895,083
Contract maintenance charges	(1,548,287)	(622,696)	(61,829)	(81,340)	(17,489)
Adjustments to net assets allocated to contracts in payout period	(51,008)	-	-	-	-
Increase (decrease) in net assets from contract transactions	(30,389,790)	53,348,910	7,322,912	3,784,177	1,573,875
Increase (decrease) in net assets	30,379,931	65,002,807	8,478,786	6,744,571	1,830,041
Net assets at beginning of period	313,819,502	40,196,348	12,780,250	16,567,381	3,513,984
Net assets at end of period	$344,199,433	$105,199,155	$21,259,036	$23,311,952	$5,344,025
Beginning units	10,668,380	3,494,437	1,276,147	1,684,960	354,902
Units issued	427,609	4,418,321	789,617	515,293	186,652
Units redeemed	(1,358,094)	(281,352)	(98,288)	(162,781)	(34,378)
Ending units	9,737,895	7,631,406	1,967,476	2,037,472	507,176
For the Year Ended December 31, 2018
From operations:
Dividends	$5,644,501	$526,240	$289,912	$424,713	$74,238
Mortality and expense risk and administrative charges	(3,103,511)	(268,634)	(124,626)	(169,474)	(31,947)
Net investment income (loss)	2,540,990	257,606	165,286	255,239	42,291
Net realized gain (loss)	12,175,383	179,703	(68,214)	26,547	(5,928)
Capital gain distribution from mutual funds	15,307,041	960,093	15,214	32,739	9,587
Change in unrealized appreciation (depreciation) of investments	(47,945,313)	(3,711,043)	(282,928)	(1,692,705)	(110,969)
Increase (decrease) in net assets from operations	(17,921,899)	(2,313,641)	(170,642)	(1,378,180)	(65,019)
From contract transactions:
Payments received from contract owners	5,513,372	25,657,833	3,287,231	3,851,744	1,506,531
Payments for contract benefits or terminations	(36,505,689)	(968,690)	(701,152)	(687,273)	(159,985)
Transfers between sub-accounts (including fixed account), net	4,927,321	1,476,269	683,899	1,720,211	236,512
Contract maintenance charges	(1,549,803)	(100,394)	(46,830)	(65,324)	(11,822)
Adjustments to net assets allocated to contracts in payout period	9,319	-	-	-	-
Increase (decrease) in net assets from contract transactions	(27,605,480)	26,065,018	3,223,148	4,819,358	1,571,236
Increase (decrease) in net assets	(45,527,379)	23,751,377	3,052,506	3,441,178	1,506,217
Net assets at beginning of period	359,346,881	16,444,971	9,727,744	13,126,203	2,007,767
Net assets at end of period	$313,819,502	$40,196,348	$12,780,250	$16,567,381	$3,513,984
Beginning units	11,548,172	1,347,331	952,445	1,224,886	197,321
Units issued	640,961	2,303,018	503,077	584,268	239,020
Units redeemed	(1,520,753)	(155,912)	(179,375)	(124,194)	(81,439)
Ending units	10,668,380	3,494,437	1,276,147	1,684,960	354,902

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American	American	American
	Funds IS	Funds IS	Funds IS	American	American
	Global	Global	Global Small	Funds IS	Funds IS
	Growth Fund	Growth Fund	Capitalization	Growth Fund	Growth Fund
	Class 2	Class 4	Fund Class 4	Class 2	Class 4
For the Year Ended December 31, 2019
From operations:
Dividends	$3,242,612	$180,630	$463	$1,837,388	$229,782
Mortality and expense risk and administrative charges	(2,718,956)	(194,956)	(61,975)	(2,270,618)	(413,975)
Net investment income (loss)	523,656	(14,326)	(61,512)	(433,230)	(184,193)
Net realized gain (loss)	10,959,521	216,496	65,926	7,745,266	309,793
Capital gain distribution from mutual funds	16,474,349	981,284	347,946	26,134,565	3,980,719
Change in unrealized appreciation (depreciation) of investments	58,137,191	3,780,688	1,071,641	30,440,387	5,226,739
Increase (decrease) in net assets from operations	86,094,717	4,964,142	1,424,001	63,886,988	9,333,058
From contract transactions:
Payments received from contract owners	2,131,470	2,959,222	1,474,365	2,947,928	10,133,951
Payments for contract benefits or terminations	(27,271,938)	(651,424)	(139,618)	(23,230,023)	(1,504,882)
Transfers between sub-accounts (including fixed account), net	(18,554,272)	(119,709)	165,160	(9,126,586)	(358,430)
Contract maintenance charges	(1,199,861)	(71,179)	(21,667)	(756,586)	(142,393)
Adjustments to net assets allocated to contracts in payout period	(36,853)	(384)	-	(30,387)	(466)
Increase (decrease) in net assets from contract transactions	(44,931,454)	2,116,526	1,478,240	(30,195,654)	8,127,780
Increase (decrease) in net assets	41,163,263	7,080,668	2,902,241	33,691,334	17,460,838
Net assets at beginning of period	267,836,015	13,856,860	4,174,164	226,735,625	28,376,503
Net assets at end of period	$308,999,278	$20,937,528	$7,076,405	$260,426,959	$45,837,341
Beginning units	6,260,107	1,249,468	409,961	4,906,679	2,141,115
Units issued	94,575	307,740	167,349	120,308	760,789
Units redeemed	(966,511)	(142,198)	(42,019)	(676,889)	(221,507)
Ending units	5,388,171	1,415,010	535,291	4,350,098	2,680,397
For the Year Ended December 31, 2018
From operations:
Dividends	$2,027,249	$74,652	$713	$1,096,280	$73,741
Mortality and expense risk and administrative charges	(2,890,567)	(149,716)	(35,853)	(2,405,129)	(294,528)
Net investment income (loss)	(863,318)	(75,064)	(35,140)	(1,308,849)	(220,787)
Net realized gain (loss)	11,526,957	117,826	76,032	10,975,697	293,764
Capital gain distribution from mutual funds	21,561,089	920,646	142,816	26,055,627	2,658,736
Change in unrealized appreciation (depreciation) of investments	(60,328,665)	(2,579,066)	(737,527)	(35,938,778)	(3,706,574)
Increase (decrease) in net assets from operations	(28,103,937)	(1,615,658)	(553,819)	(216,303)	(974,861)
From contract transactions:
Payments received from contract owners	2,580,555	3,450,435	2,250,930	2,695,274	9,535,412
Payments for contract benefits or terminations	(29,419,874)	(710,614)	(270,642)	(26,675,853)	(1,474,586)
Transfers between sub-accounts (including fixed account), net	(2,779,399)	1,269,316	724,477	(9,468,051)	1,300,640
Contract maintenance charges	(1,243,103)	(55,863)	(12,825)	(800,395)	(100,844)
Adjustments to net assets allocated to contracts in payout period	50,487	522	-	29,932	679
Increase (decrease) in net assets from contract transactions	(30,811,334)	3,953,796	2,691,940	(34,219,093)	9,261,301
Increase (decrease) in net assets	(58,915,271)	2,338,138	2,138,121	(34,435,396)	8,286,440
Net assets at beginning of period	326,751,286	11,518,722	2,036,043	261,171,021	20,090,063
Net assets at end of period	$267,836,015	$13,856,860	$4,174,164	$226,735,625	$28,376,503
Beginning units	6,880,079	932,345	176,485	5,584,593	1,491,856
Units issued	257,487	420,044	283,563	153,301	846,471
Units redeemed	(877,459)	(102,921)	(50,087)	(831,215)	(197,212)
Ending units	6,260,107	1,249,468	409,961	4,906,679	2,141,115

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American	American		AST SA PGI	AST SA PGI
	Funds IS	Funds IS	American	Asset	Asset
	Growth-	Growth-	Funds IS	Allocation	Allocation
	Income Fund	Income Fund	International	Portfolio	Portfolio
	Class 2	Class 4	Fund Class 4	Class 1	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$6,392,915	$901,698	$129,667	$210,888	$411,801
Mortality and expense risk and administrative charges	(3,527,243)	(598,656)	(102,549)	(79,329)	(146,742)
Net investment income (loss)	2,865,672	303,042	27,118	131,559	265,059
Net realized gain (loss)	9,638,879	142,695	46,987	20,339	(323,910)
Capital gain distribution from mutual funds	39,404,232	5,424,127	232,089	318,168	681,682
Change in unrealized appreciation (depreciation) of investments	34,053,802	5,730,988	1,425,952	876,572	2,151,198
Increase (decrease) in net assets from operations	85,962,585	11,600,852	1,732,146	1,346,638	2,774,029
From contract transactions:
Payments received from contract owners	4,215,178	14,057,769	2,507,770	40,634	130,737
Payments for contract benefits or terminations	(36,443,103)	(1,738,248)	(175,825)	(1,002,334)	(1,869,485)
Transfers between sub-accounts (including fixed account), net	(8,524,265)	546,590	93,464	(336,234)	(69,111)
Contract maintenance charges	(872,781)	(214,818)	(35,235)	-	(140,625)
Adjustments to net assets allocated to contracts in payout period	(66,059)	(188)	-	154	(1,254)
Increase (decrease) in net assets from contract transactions	(41,691,030)	12,651,105	2,390,174	(1,297,780)	(1,949,738)
Increase (decrease) in net assets	44,271,555	24,251,957	4,122,320	48,858	824,291
Net assets at beginning of period	359,548,435	43,011,140	7,019,140	7,411,620	15,322,864
Net assets at end of period	$403,819,990	$67,263,097	$11,141,460	$7,460,478	$16,147,155
Beginning units	9,659,877	3,481,329	709,285	245,618	651,666
Units issued	190,679	1,121,448	264,530	3,482	9,731
Units redeemed	(1,168,856)	(229,826)	(46,402)	(43,831)	(84,854)
Ending units	8,681,700	4,372,951	927,413	205,269	576,543
For the Year Ended December 31, 2018
From operations:
Dividends	$5,627,197	$566,452	$112,690	$212,965	$386,183
Mortality and expense risk and administrative charges	(3,754,040)	(458,754)	(67,072)	(88,853)	(152,295)
Net investment income (loss)	1,873,157	107,698	45,618	124,112	233,888
Net realized gain (loss)	14,082,448	311,452	95,131	126,699	(182,247)
Capital gain distribution from mutual funds	28,232,622	2,839,124	287,448	401,574	804,353
Change in unrealized appreciation (depreciation) of investments	(51,760,433)	(5,088,642)	(1,501,441)	(1,099,013)	(1,777,319)
Increase (decrease) in net assets from operations	(7,572,206)	(1,830,368)	(1,073,244)	(446,628)	(921,325)
From contract transactions:
Payments received from contract owners	5,075,305	11,818,712	3,545,660	-	486,499
Payments for contract benefits or terminations	(43,159,283)	(2,510,317)	(415,271)	(1,072,421)	(985,619)
Transfers between sub-accounts (including fixed account), net	(11,912,642)	796,480	1,070,734	(264,368)	232,050
Contract maintenance charges	(935,351)	(166,364)	(23,122)	-	(143,902)
Adjustments to net assets allocated to contracts in payout period	47,030	654	-	53	5,069
Increase (decrease) in net assets from contract transactions	(50,884,941)	9,939,165	4,178,001	(1,336,736)	(405,903)
Increase (decrease) in net assets	(58,457,147)	8,108,797	3,104,757	(1,783,364)	(1,327,228)
Net assets at beginning of period	418,005,582	34,902,343	3,914,383	9,194,984	16,650,092
Net assets at end of period	$359,548,435	$43,011,140	$7,019,140	$7,411,620	$15,322,864
Beginning units	10,926,542	2,736,479	338,633	287,656	668,091
Units issued	257,690	1,148,104	438,126	2,953	43,466
Units redeemed	(1,524,355)	(403,254)	(67,474)	(44,991)	(59,891)
Ending units	9,659,877	3,481,329	709,285	245,618	651,666

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AST SA	AST SA	AST SA	AST SA
	Wellington	Wellington	Wellington	Wellington	AST SA
	Capital	Capital	Government	Government	Wellington
	Appreciation	Appreciation	and Quality	and Quality	Growth
	Portfolio	Portfolio	Bond Portfolio	Bond Portfolio	Portfolio
	Class 1	Class 3	Class 1	Class 3	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$636,693	$4,323,218	$-
Mortality and expense risk and administrative charges	(705,953)	(1,745,427)	(230,503)	(1,795,111)	-
Net investment income (loss)	(705,953)	(1,745,427)	406,190	2,528,107	-
Net realized gain (loss)	1,984,277	286,577	52,154	20,388	-
Capital gain distribution from mutual funds	12,133,951	33,324,652	-	-	-
Change in unrealized appreciation (depreciation) of investments	5,119,531	15,303,340	1,039,670	8,144,626	-
Increase (decrease) in net assets from operations	18,531,806	47,169,142	1,498,014	10,693,121	-
From contract transactions:
Payments received from contract owners	90,602	4,000,482	123,310	2,982,504	-
Payments for contract benefits or terminations	(6,566,752)	(15,743,399)	(3,487,782)	(15,988,298)	-
Transfers between sub-accounts (including fixed account), net	(2,484,103)	(10,096,781)	1,533,871	16,573,066	-
Contract maintenance charges	(16)	(978,332)	-	(1,653,583)	-
Adjustments to net assets allocated to contracts in payout period	(1,418)	(18,343)	(315)	(204)	-
Increase (decrease) in net assets from contract transactions	(8,961,687)	(22,836,373)	(1,830,916)	1,913,485	-
Increase (decrease) in net assets	9,570,119	24,332,769	(332,902)	12,606,606	-
Net assets at beginning of period	63,749,065	162,286,170	24,881,829	176,786,183	-
Net assets at end of period	$73,319,184	$186,618,939	$24,548,927	$189,392,789	$-
Beginning units	1,286,016	3,953,800	1,328,410	10,239,784	-
Units issued	9,384	201,593	114,156	1,328,233	-
Units redeemed	(154,221)	(644,818)	(207,779)	(1,215,603)	-
Ending units	1,141,179	3,510,575	1,234,787	10,352,414	-
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$-	$546,937	$3,565,208	$562,243
Mortality and expense risk and administrative charges	(731,262)	(1,765,033)	(256,646)	(1,898,524)	(190,562)
Net investment income (loss)	(731,262)	(1,765,033)	290,291	1,666,684	371,681
Net realized gain (loss)	3,217,278	5,571,672	(94,210)	(1,563,674)	(3,303,104)
Capital gain distribution from mutual funds	9,355,872	24,540,477	9,252	69,222	10,331,734
Change in unrealized appreciation (depreciation) of investments	(12,085,675)	(29,021,575)	(505,135)	(2,649,768)	(6,004,553)
Increase (decrease) in net assets from operations	(243,787)	(674,459)	(299,802)	(2,477,536)	1,395,758
From contract transactions:
Payments received from contract owners	156,655	3,190,956	2,403	2,161,321	26,818
Payments for contract benefits or terminations	(7,421,301)	(15,746,302)	(4,016,592)	(14,872,142)	(2,113,792)
Transfers between sub-accounts (including fixed account), net	(2,290,869)	(7,304,163)	109,433	(8,662,582)	(24,482,337)
Contract maintenance charges	(16)	(966,517)	(5)	(1,716,324)	(30)
Adjustments to net assets allocated to contracts in payout period	1,557	8,016	650	66	(554)
Increase (decrease) in net assets from contract transactions	(9,553,974)	(20,818,010)	(3,904,111)	(23,089,661)	(26,569,895)
Increase (decrease) in net assets	(9,797,761)	(21,492,469)	(4,203,913)	(25,567,197)	(25,174,137)
Net assets at beginning of period	73,546,826	183,778,639	29,085,742	202,353,380	25,174,137
Net assets at end of period	$63,749,065	$162,286,170	$24,881,829	$176,786,183	$-
Beginning units	1,458,560	4,388,216	1,541,283	11,575,100	911,981
Units issued	10,179	241,060	66,752	729,950	7,979
Units redeemed	(182,723)	(675,476)	(279,625)	(2,065,266)	(919,960)
Ending units	1,286,016	3,953,800	1,328,410	10,239,784	-

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		AST SA	AST SA
	AST SA	Wellington	Wellington
	Wellington	Natural	Strategic	FTVIP	FTVIP
	Growth	Resources	Multi-Asset	Franklin	Franklin
	Portfolio	Portfolio	Portfolio	Allocation VIP	Income VIP
	Class 3	Class 3	Class 3	Fund Class 2	Fund Class 2
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$-	$827,237	$2,392,351
Mortality and expense risk and administrative charges	-	-	(12,459)	(227,673)	(449,108)
Net investment income (loss)	-	-	(12,459)	599,564	1,943,243
Net realized gain (loss)	-	-	(2,443)	(172,891)	182,778
Capital gain distribution from mutual funds	-	-	47	1,525,063	723,057
Change in unrealized appreciation (depreciation) of investments	-	-	168,972	2,023,241	3,244,916
Increase (decrease) in net assets from operations	-	-	154,117	3,974,977	6,093,994
From contract transactions:
Payments received from contract owners	-	-	1,458,035	738,034	2,145,990
Payments for contract benefits or terminations	-	-	(7,139)	(2,063,595)	(3,852,155)
Transfers between sub-accounts (including fixed account), net	-	-	714,313	290,433	691,514
Contract maintenance charges	-	-	(16,946)	(132,380)	(277,856)
Adjustments to net assets allocated to contracts in payout period	-	-	-	39	(175)
Increase (decrease) in net assets from contract transactions	-	-	2,148,263	(1,167,469)	(1,292,682)
Increase (decrease) in net assets	-	-	2,302,380	2,807,508	4,801,312
Net assets at beginning of period	-	-	317,044	21,724,060	41,643,043
Net assets at end of period	$-	$-	$2,619,424	$24,531,568	$46,444,355
Beginning units	-	-	30,462	1,610,751	2,780,425
Units issued	-	-	188,748	97,482	243,433
Units redeemed	-	-	(5,291)	(175,986)	(322,440)
Ending units	-	-	213,919	1,532,247	2,701,418
For the Year Ended December 31, 2018
From operations:
Dividends	$171,474	$185,982	$3,618	$732,027	$2,149,549
Mortality and expense risk and administrative charges	(71,920)	(39,154)	(609)	(234,307)	(447,419)
Net investment income (loss)	99,554	146,828	3,009	497,720	1,702,130
Net realized gain (loss)	(2,007,504)	673,488	(220)	104,649	221,769
Capital gain distribution from mutual funds	3,951,904	-	8,100	573,262	-
Change in unrealized appreciation (depreciation) of investments	(1,577,591)	(627,678)	(30,807)	(3,710,306)	(4,254,472)
Increase (decrease) in net assets from operations	466,363	192,638	(19,918)	(2,534,675)	(2,330,573)
From contract transactions:
Payments received from contract owners	722,588	29,458	299,099	818,868	2,166,470
Payments for contract benefits or terminations	(589,911)	(473,748)	(1,075)	(2,229,616)	(3,643,620)
Transfers between sub-accounts (including fixed account), net	(9,296,929)	(5,151,053)	38,965	1,186,457	812,085
Contract maintenance charges	(27,670)	(19,596)	(27)	(134,020)	(285,433)
Adjustments to net assets allocated to contracts in payout period	77	-	-	(36)	838
Increase (decrease) in net assets from contract transactions	(9,191,845)	(5,614,939)	336,962	(358,347)	(949,660)
Increase (decrease) in net assets	(8,725,482)	(5,422,301)	317,044	(2,893,022)	(3,280,233)
Net assets at beginning of period	8,725,482	5,422,301	-	24,617,082	44,923,276
Net assets at end of period	$-	$-	$317,044	$21,724,060	$41,643,043
Beginning units	384,258	572,581	-	1,632,110	2,840,263
Units issued	43,813	20,801	30,846	166,490	306,423
Units redeemed	(428,071)	(593,382)	(384)	(187,849)	(366,261)
Ending units	-	-	30,462	1,610,751	2,780,425

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

					Goldman
	FTVIP	FTVIP	FTVIP	FTVIP	Sachs VIT
	Franklin	Franklin	Franklin	Templeton	Government
	Mutual Global	Rising	Strategic	Global Bond	Money Market
	Discovery VIP	Dividends VIP	Income VIP	VIP Fund	Fund Service
	Fund Class 2	Fund Class 2	Fund Class 2	Class 2	Class
For the Year Ended December 31, 2019
From operations:
Dividends	$127,755	$170,126	$116,465	$162,753	$107,237
Mortality and expense risk and administrative charges	(86,010)	(154,628)	(25,517)	(26,171)	(58,910)
Net investment income (loss)	41,745	15,498	90,948	136,582	48,327
Net realized gain (loss)	(19,398)	49,106	5,496	10,065	-
Capital gain distribution from mutual funds	802,524	2,109,743	-	-	-
Change in unrealized appreciation (depreciation) of investments	717,558	1,053,207	49,034	(130,667)	-
Increase (decrease) in net assets from operations	1,542,429	3,227,554	145,478	15,980	48,327
From contract transactions:
Payments received from contract owners	707,206	4,005,202	632,622	348,656	2,164,563
Payments for contract benefits or terminations	(214,491)	(292,108)	(112,635)	(110,615)	(7,022,785)
Transfers between sub-accounts (including fixed account), net	(116,106)	(116,628)	251,442	455,100	5,672,364
Contract maintenance charges	(32,270)	(56,054)	(9,831)	(10,764)	(59,328)
Increase (decrease) in net assets from contract transactions	344,339	3,540,412	761,598	682,377	754,814
Increase (decrease) in net assets	1,886,768	6,767,966	907,076	698,357	803,141
Net assets at beginning of period	6,538,375	10,519,802	1,919,560	2,072,431	5,288,898
Net assets at end of period	$8,425,143	$17,287,768	$2,826,636	$2,770,788	$6,092,039
Beginning units	696,677	865,831	191,727	213,280	532,279
Units issued	104,881	325,001	92,980	86,353	1,146,592
Units redeemed	(71,689)	(77,544)	(20,515)	(17,096)	(1,070,836)
Ending units	729,869	1,113,288	264,192	282,537	608,035
For the Year Ended December 31, 2018
From operations:
Dividends	$165,610	$119,119	$48,899	$-	$73,195
Mortality and expense risk and administrative charges	(68,231)	(107,129)	(19,496)	(20,788)	(48,036)
Net investment income (loss)	97,379	11,990	29,403	(20,788)	25,159
Net realized gain (loss)	7,206	52,329	2,988	23,740	-
Capital gain distribution from mutual funds	87,742	576,951	-	-	-
Change in unrealized appreciation (depreciation) of investments	(1,060,589)	(1,362,877)	(88,013)	7,576	-
Increase (decrease) in net assets from operations	(868,262)	(721,607)	(55,622)	10,528	25,159
From contract transactions:
Payments received from contract owners	1,953,942	2,974,521	562,265	635,906	942,590
Payments for contract benefits or terminations	(260,642)	(420,269)	(28,489)	(56,019)	(3,913,444)
Transfers between sub-accounts (including fixed account), net	1,058,597	1,017,766	57,499	108,370	4,451,557
Contract maintenance charges	(25,594)	(40,413)	(7,939)	(8,106)	(42,453)
Increase (decrease) in net assets from contract transactions	2,726,303	3,531,605	583,336	680,151	1,438,250
Increase (decrease) in net assets	1,858,041	2,809,998	527,714	690,679	1,463,409
Net assets at beginning of period	4,680,334	7,709,804	1,391,846	1,381,752	3,825,489
Net assets at end of period	$6,538,375	$10,519,802	$1,919,560	$2,072,431	$5,288,898
Beginning units	437,798	595,823	134,592	143,394	386,810
Units issued	313,820	339,744	71,698	107,830	799,096
Units redeemed	(54,941)	(69,736)	(14,563)	(37,944)	(653,627)
Ending units	696,677	865,831	191,727	213,280	532,279

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I.	Invesco V.I.		Invesco V.I.	Invesco V.I.
	American	American	Invesco V.I.	Equity and	Growth and
	Franchise	Value Fund	Comstock	Income Fund	Income Fund
	Fund Series II	Series II	Fund Series II	Series II	Series II
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$10,824	$4,222,193	$251,437	$3,940,484
Mortality and expense risk and administrative charges	(74,845)	(27,535)	(2,351,168)	(111,187)	(2,404,239)
Net investment income (loss)	(74,845)	(16,711)	1,871,025	140,250	1,536,245
Net realized gain (loss)	559,921	(8,165)	8,240,403	48,091	(2,013,527)
Capital gain distribution from mutual funds	1,115,368	192,350	32,240,251	783,703	27,878,304
Change in unrealized appreciation (depreciation) of investments	653,998	319,414	10,814,176	690,644	26,666,252
Increase (decrease) in net assets from operations	2,254,442	486,888	53,165,855	1,662,688	54,067,274
From contract transactions:
Payments received from contract owners	361,007	418,327	3,239,547	1,878,366	1,977,364
Payments for contract benefits or terminations	(875,206)	(62,118)	(22,671,683)	(293,872)	(22,987,518)
Transfers between sub-accounts (including fixed account), net	(319,471)	146,787	(7,564,431)	692,243	(9,551,605)
Contract maintenance charges	(16,111)	(9,664)	(1,296,590)	(41,647)	(1,428,296)
Adjustments to net assets allocated to contracts in payout period	(2,271)	-	(11,948)	-	(3,639)
Increase (decrease) in net assets from contract transactions	(852,052)	493,332	(28,305,105)	2,235,090	(31,993,694)
Increase (decrease) in net assets	1,402,390	980,220	24,860,750	3,897,778	22,073,580
Net assets at beginning of period	6,569,450	1,917,565	233,387,078	8,052,808	239,132,960
Net assets at end of period	$7,971,840	$2,897,785	$258,247,828	$11,950,586	$261,206,540
Beginning units	299,291	208,794	9,846,141	765,060	9,254,052
Units issued	26,344	59,762	228,084	241,361	119,141
Units redeemed	(56,467)	(12,582)	(1,268,215)	(50,020)	(1,197,805)
Ending units	269,168	255,974	8,806,010	956,401	8,175,388
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$4,250	$3,879,676	$162,252	$4,921,177
Mortality and expense risk and administrative charges	(70,534)	(21,282)	(2,558,982)	(79,486)	(2,634,609)
Net investment income (loss)	(70,534)	(17,032)	1,320,694	82,766	2,286,568
Net realized gain (loss)	517,919	8,344	13,067,418	32,993	4,173,674
Capital gain distribution from mutual funds	484,443	306,544	26,685,076	360,497	25,870,219
Change in unrealized appreciation (depreciation) of investments	(1,256,648)	(640,447)	(75,160,974)	(1,387,671)	(71,190,130)
Increase (decrease) in net assets from operations	(324,820)	(342,591)	(34,087,786)	(911,415)	(38,859,669)
From contract transactions:
Payments received from contract owners	628,007	662,400	4,049,979	2,251,458	1,911,202
Payments for contract benefits or terminations	(488,989)	(35,939)	(24,440,590)	(176,785)	(24,053,691)
Transfers between sub-accounts (including fixed account), net	(83,895)	240,823	2,817,461	1,383,547	5,070,505
Contract maintenance charges	(15,088)	(7,533)	(1,335,275)	(30,897)	(1,491,139)
Adjustments to net assets allocated to contracts in payout period	2,524	-	21,619	-	7,937
Increase (decrease) in net assets from contract transactions	42,559	859,751	(18,886,806)	3,427,323	(18,555,186)
Increase (decrease) in net assets	(282,261)	517,160	(52,974,592)	2,515,908	(57,414,855)
Net assets at beginning of period	6,851,711	1,400,405	286,361,670	5,536,900	296,547,815
Net assets at end of period	$6,569,450	$1,917,565	$233,387,078	$8,052,808	$239,132,960
Beginning units	296,239	131,357	10,480,217	469,764	9,817,010
Units issued	41,640	109,876	645,246	325,291	561,173
Units redeemed	(38,588)	(32,439)	(1,279,322)	(29,995)	(1,124,131)
Ending units	299,291	208,794	9,846,141	765,060	9,254,052

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Lord Abbett	Lord Abbett	Lord Abbett	Lord Abbett
	Bond	Developing	Growth and	Mid Cap	Lord Abbett
	Debenture	Growth	Income	Stock	Total Return
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class VC	Class VC	Class VC	Class VC	Class VC
For the Year Ended December 31, 2019
From operations:
Dividends	$546,625	$-	$1,320,445	$504,858	$309,318
Mortality and expense risk and administrative charges	(127,158)	(14,109)	(729,828)	(503,857)	(103,354)
Net investment income (loss)	419,467	(14,109)	590,617	1,001	205,964
Net realized gain (loss)	3,692	19,748	3,070,943	1,546,071	6,605
Capital gain distribution from mutual funds	-	138,744	5,372,028	945,450	-
Change in unrealized appreciation (depreciation) of investments	791,654	115,380	6,780,520	8,212,810	400,676
Increase (decrease) in net assets from operations	1,214,813	259,763	15,814,108	10,705,332	613,245
From contract transactions:
Payments received from contract owners	3,866,966	302,144	1,006,855	1,151,511	3,160,797
Payments for contract benefits or terminations	(285,120)	(52,186)	(8,384,486)	(5,258,575)	(423,153)
Transfers between sub-accounts (including fixed account), net	1,394,374	164,239	(1,874,040)	(441,946)	1,892,342
Contract maintenance charges	(46,037)	(5,062)	(175,899)	(78,429)	(38,678)
Adjustments to net assets allocated to contracts in payout period	-	-	(6,568)	(5,792)	-
Increase (decrease) in net assets from contract transactions	4,930,183	409,135	(9,434,138)	(4,633,231)	4,591,308
Increase (decrease) in net assets	6,144,996	668,898	6,379,970	6,072,101	5,204,553
Net assets at beginning of period	8,783,520	830,219	77,514,496	51,290,441	7,147,234
Net assets at end of period	$14,928,516	$1,499,117	$83,894,466	$57,362,542	$12,351,787
Beginning units	821,273	74,874	3,631,052	2,335,926	705,696
Units issued	468,322	42,055	76,380	84,239	486,002
Units redeemed	(44,861)	(13,198)	(468,851)	(269,571)	(54,429)
Ending units	1,244,734	103,731	3,238,581	2,150,594	1,137,269
For the Year Ended December 31, 2018
From operations:
Dividends	$408,050	$-	$1,191,416	$401,187	$241,610
Mortality and expense risk and administrative charges	(83,455)	(7,155)	(799,486)	(550,609)	(68,612)
Net investment income (loss)	324,595	(7,155)	391,930	(149,422)	172,998
Net realized gain (loss)	20,348	44,002	4,503,083	2,236,174	(62,225)
Capital gain distribution from mutual funds	196,661	117,063	6,857,852	1,918,078	-
Change in unrealized appreciation (depreciation) of investments	(984,725)	(225,573)	(19,431,200)	(13,540,350)	(208,097)
Increase (decrease) in net assets from operations	(443,121)	(71,663)	(7,678,335)	(9,535,520)	(97,324)
From contract transactions:
Payments received from contract owners	3,162,082	519,375	1,019,876	1,342,192	2,681,693
Payments for contract benefits or terminations	(309,273)	(23,592)	(9,816,861)	(5,515,863)	(694,814)
Transfers between sub-accounts (including fixed account), net	1,130,372	86,814	(2,456,347)	(118,721)	467,954
Contract maintenance charges	(31,123)	(2,478)	(192,000)	(82,378)	(25,301)
Adjustments to net assets allocated to contracts in payout period	-	-	13,641	8,931	-
Increase (decrease) in net assets from contract transactions	3,952,058	580,119	(11,431,691)	(4,365,839)	2,429,532
Increase (decrease) in net assets	3,508,937	508,456	(19,110,026)	(13,901,359)	2,332,208
Net assets at beginning of period	5,274,583	321,763	96,624,522	65,191,800	4,815,026
Net assets at end of period	$8,783,520	$830,219	$77,514,496	$51,290,441	$7,147,234
Beginning units	468,272	30,149	4,118,256	2,498,051	465,372
Units issued	475,747	52,957	114,111	134,173	372,520
Units redeemed	(122,746)	(8,232)	(601,315)	(296,298)	(132,196)
Ending units	821,273	74,874	3,631,052	2,335,926	705,696

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

				SST SA
		SST SA	SST SA	Allocation	SST SA
	PIMCO Total	Allocation	Allocation	Moderate	Allocation
	Return	Balanced	Growth	Growth	Moderate
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Advisor Class	Class 3	Class 3	Class 3	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$38	$58,315	$706	$80,885	$38,137
Mortality and expense risk and administrative charges	(12)	(19,060)	(41,827)	(29,225)	(11,774)
Net investment income (loss)	26	39,255	(41,121)	51,660	26,363
Net realized gain (loss)	(17)	(3,339)	(2,906)	(17,945)	(1,410)
Capital gain distribution from mutual funds	-	73,796	221,939	212,068	81,929
Change in unrealized appreciation (depreciation) of investments	(66)	98,899	548,648	201,855	55,398
Increase (decrease) in net assets from operations	(57)	208,611	726,560	447,638	162,280
From contract transactions:
Payments received from contract owners	-	2,419,855	5,721,761	4,769,389	2,015,838
Payments for contract benefits or terminations	(3,165)	(40,188)	(13,290)	(8,843)	(7,181)
Transfers between sub-accounts (including fixed account), net	9,821	1,150,024	1,373,122	614,032	218,105
Contract maintenance charges	-	(20,207)	(64,764)	(31,696)	(11,430)
Increase (decrease) in net assets from contract transactions	6,656	3,509,484	7,016,829	5,342,882	2,215,332
Increase (decrease) in net assets	6,599	3,718,095	7,743,389	5,790,520	2,377,612
Net assets at beginning of period	-	533,300	964,941	506,553	326,677
Net assets at end of period	$6,599	$4,251,395	$8,708,330	$6,297,073	$2,704,289
Beginning units	-	54,711	102,999	53,261	34,009
Units issued	985	337,037	669,023	526,375	210,519
Units redeemed	(318)	(11,956)	(12,115)	(25,191)	(4,976)
Ending units	667	379,792	759,907	554,445	239,552
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$22,789	$28,233	$22,989	$7,893
Mortality and expense risk and administrative charges	-	(228)	(656)	(536)	(129)
Net investment income (loss)	-	22,561	27,577	22,453	7,764
Net realized gain (loss)	-	(67)	(37)	(34)	(11)
Capital gain distribution from mutual funds	-	44,109	60,067	63,803	18,777
Change in unrealized appreciation (depreciation) of investments	-	(70,953)	(124,520)	(106,315)	(26,435)
Increase (decrease) in net assets from operations	-	(4,350)	(36,913)	(20,093)	95
From contract transactions:
Payments received from contract owners	-	537,845	999,478	525,249	326,500
Payments for contract benefits or terminations	-	-	-	-	-
Transfers between sub-accounts (including fixed account), net	-	(195)	2,376	1,397	82
Contract maintenance charges	-	-	-	-	-
Increase (decrease) in net assets from contract transactions	-	537,650	1,001,854	526,646	326,582
Increase (decrease) in net assets	-	533,300	964,941	506,553	326,677
Net assets at beginning of period	-	-	-	-	-
Net assets at end of period	$-	$533,300	$964,941	$506,553	$326,677
Beginning units	-	-	-	-	-
Units issued	-	54,733	103,000	53,262	34,042
Units redeemed	-	(22)	(1)	(1)	(33)
Ending units	-	54,711	102,999	53,261	34,009

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA
	Putnam Asset
	Allocation	SST SA			SAST SA AB
	Diversified	Wellington	SAST SA AB	SAST SA AB	Small & Mid
	Growth	Real Return	Growth	Growth	Cap Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 3	Class 3	Class 1	Class 3	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$15,667	$273,647	$487	$-	$-
Mortality and expense risk and administrative charges	(9,964)	(827,132)	(674,174)	(408,266)	(442,338)
Net investment income (loss)	5,703	(553,485)	(673,687)	(408,266)	(442,338)
Net realized gain (loss)	(1,470)	(174,793)	2,241,465	2,377,842	(2,509,247)
Capital gain distribution from mutual funds	45,871	-	3,888,536	2,666,781	708,158
Change in unrealized appreciation (depreciation) of investments	110,196	4,403,843	12,199,048	7,234,127	9,878,046
Increase (decrease) in net assets from operations	160,300	3,675,565	17,655,362	11,870,484	7,634,619
From contract transactions:
Payments received from contract owners	544,298	789,806	5,244	457,270	1,088,765
Payments for contract benefits or terminations	(2,516)	(6,600,543)	(5,490,423)	(3,855,340)	(3,548,837)
Transfers between sub-accounts (including fixed account), net	113,299	8,948,337	(1,662,464)	(2,151,947)	269,820
Contract maintenance charges	(12,899)	(979,331)	(752)	(151,946)	(324,385)
Adjustments to net assets allocated to contracts in payout period	-	135	2,309	834	62
Increase (decrease) in net assets from contract transactions	642,182	2,158,404	(7,146,086)	(5,701,129)	(2,514,575)
Increase (decrease) in net assets	802,482	5,833,969	10,509,276	6,169,355	5,120,044
Net assets at beginning of period	641,532	80,871,642	55,159,206	37,496,816	42,053,433
Net assets at end of period	$1,444,014	$86,705,611	$65,668,482	$43,666,171	$47,173,477
Beginning units	58,114	6,810,076	1,507,359	1,825,919	2,124,923
Units issued	53,569	897,473	22,433	52,021	137,581
Units redeemed	(1,452)	(720,833)	(200,091)	(280,952)	(251,036)
Ending units	110,231	6,986,716	1,329,701	1,596,988	2,011,468
For the Year Ended December 31, 2018
From operations:
Dividends	$11,067	$2,920,689	$1,096	$-	$152,839
Mortality and expense risk and administrative charges	(788)	(877,800)	(380,924)	(184,738)	(472,820)
Net investment income (loss)	10,279	2,042,889	(379,828)	(184,738)	(319,981)
Net realized gain (loss)	(95)	(963,831)	1,452,999	1,049,548	678,154
Capital gain distribution from mutual funds	22,866	-	3,247,145	1,843,230	10,589,345
Change in unrealized appreciation (depreciation) of investments	(73,467)	(2,149,598)	(5,992,725)	(4,165,880)	(18,467,237)
Increase (decrease) in net assets from operations	(40,417)	(1,070,540)	(1,672,409)	(1,457,840)	(7,519,719)
From contract transactions:
Payments received from contract owners	663,737	1,125,920	68,641	574,386	1,175,634
Payments for contract benefits or terminations	(72)	(5,645,374)	(3,163,960)	(1,711,540)	(4,365,133)
Transfers between sub-accounts (including fixed account), net	18,500	(4,335,294)	34,435,500	26,664,128	2,111,923
Contract maintenance charges	(216)	(981,972)	(495)	(63,224)	(342,173)
Adjustments to net assets allocated to contracts in payout period	-	13	8,799	2,550	201
Increase (decrease) in net assets from contract transactions	681,949	(9,836,707)	31,348,485	25,466,300	(1,419,548)
Increase (decrease) in net assets	641,532	(10,907,247)	29,676,076	24,008,460	(8,939,267)
Net assets at beginning of period	-	91,778,889	25,483,130	13,488,356	50,992,700
Net assets at end of period	$641,532	$80,871,642	$55,159,206	$37,496,816	$42,053,433
Beginning units	-	7,635,695	430,780	658,759	2,158,457
Units issued	58,149	612,011	1,157,365	1,300,719	279,719
Units redeemed	(35)	(1,437,630)	(80,786)	(133,559)	(313,253)
Ending units	58,114	6,810,076	1,507,359	1,825,919	2,124,923

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA	SAST SA
	American	Boston	Boston
	Funds VCP	Company	Company	SAST SA	SAST SA
	Managed	Capital	Capital	Columbia	Columbia
	Allocation	Growth	Growth	Technology	Technology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 3	Class 1	Class 3	Class 1	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$22	$-	$-	$-	$-
Mortality and expense risk and administrative charges	(29)	-	-	(7,280)	(42,441)
Net investment income (loss)	(7)	-	-	(7,280)	(42,441)
Net realized gain (loss)	15	-	-	86,288	278,275
Capital gain distribution from mutual funds	110	-	-	73,778	453,169
Change in unrealized appreciation (depreciation) of investments	476	-	-	189,341	1,006,437
Increase (decrease) in net assets from operations	594	-	-	342,127	1,695,440
From contract transactions:
Payments received from contract owners	-	-	-	1,649	292,227
Payments for contract benefits or terminations	(2,621)	-	-	(178,612)	(238,821)
Transfers between sub-accounts (including fixed account), net	11,149	-	-	82,000	(154,311)
Contract maintenance charges	(13)	-	-	-	(15,074)
Increase (decrease) in net assets from contract transactions	8,515	-	-	(94,963)	(115,979)
Increase (decrease) in net assets	9,109	-	-	247,164	1,579,461
Net assets at beginning of period	-	-	-	647,541	3,225,691
Net assets at end of period	$9,109	$-	$-	$894,705	$4,805,152
Beginning units	-	-	-	111,396	586,136
Units issued	837	-	-	13,079	106,914
Units redeemed	(197)	-	-	(24,448)	(123,693)
Ending units	640	-	-	100,027	569,357
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$5,425	$21,458	$-	$-
Mortality and expense risk and administrative charges	-	(5,910)	(71,559)	(7,230)	(36,288)
Net investment income (loss)	-	(485)	(50,101)	(7,230)	(36,288)
Net realized gain (loss)	-	157,694	139,438	69,973	207,225
Capital gain distribution from mutual funds	-	306,270	3,445,761	101,150	512,951
Change in unrealized appreciation (depreciation) of investments	-	(353,841)	(2,431,340)	(221,301)	(1,024,840)
Increase (decrease) in net assets from operations	-	109,638	1,103,758	(57,408)	(340,952)
From contract transactions:
Payments received from contract owners	-	24	44,871	9,301	336,760
Payments for contract benefits or terminations	-	(86,564)	(487,938)	(44,026)	(167,335)
Transfers between sub-accounts (including fixed account), net	-	(843,568)	(9,046,682)	(56,948)	136,407
Contract maintenance charges	-	-	(30,704)	-	(14,119)
Increase (decrease) in net assets from contract transactions	-	(930,108)	(9,520,453)	(91,673)	291,713
Increase (decrease) in net assets	-	(820,470)	(8,416,695)	(149,081)	(49,239)
Net assets at beginning of period	-	820,470	8,416,695	796,622	3,274,930
Net assets at end of period	$-	$-	$-	$647,541	$3,225,691
Beginning units	-	52,565	565,376	124,653	539,153
Units issued	-	891	28,531	4,069	136,607
Units redeemed	-	(53,456)	(593,907)	(17,326)	(89,624)
Ending units	-	-	-	111,396	586,136

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

					SAST SA
	SAST SA	SAST SA	SAST SA	SAST SA	Emerging
	DFA Ultra	DFA Ultra	Dogs of Wall	Dogs of Wall	Markets
	Short Bond	Short Bond	Street	Street	Equity Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 1	Class 3	Class 1	Class 3	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$128,090	$264,227	$129,437	$1,006,684	$-
Mortality and expense risk and administrative charges	(67,712)	(134,810)	(56,150)	(431,254)	(2,722)
Net investment income (loss)	60,378	129,417	73,287	575,430	(2,722)
Net realized gain (loss)	61,131	51,010	366,245	633,818	2,726
Capital gain distribution from mutual funds	-	-	314,016	2,695,105	-
Change in unrealized appreciation (depreciation) of investments	(29,712)	(37,474)	392,798	4,916,085	41,874
Increase (decrease) in net assets from operations	91,797	142,953	1,146,346	8,820,438	41,878
From contract transactions:
Payments received from contract owners	23,272	2,191,945	-	1,501,135	320,447
Payments for contract benefits or terminations	(4,012,705)	(3,451,480)	(904,829)	(3,181,349)	(36,472)
Transfers between sub-accounts (including fixed account), net	3,926,078	3,566,336	(176,564)	(1,910,259)	140,509
Contract maintenance charges	(6)	(98,171)	(18)	(357,303)	(798)
Adjustments to net assets allocated to contracts in payout period	101	-	-	(5,435)	-
Increase (decrease) in net assets from contract transactions	(63,260)	2,208,630	(1,081,411)	(3,953,211)	423,686
Increase (decrease) in net assets	28,537	2,351,583	64,935	4,867,227	465,564
Net assets at beginning of period	7,146,210	12,868,966	5,162,127	39,364,435	70,726
Net assets at end of period	$7,174,747	$15,220,549	$5,227,062	$44,231,662	$536,290
Beginning units	630,126	1,214,654	144,261	1,060,858	8,287
Units issued	394,911	651,600	15,689	54,219	52,005
Units redeemed	(401,128)	(442,849)	(40,941)	(147,489)	(6,624)
Ending units	623,909	1,423,405	119,009	967,588	53,668
For the Year Ended December 31, 2018
From operations:
Dividends	$77,725	$101,832	$124,840	$940,305	$898
Mortality and expense risk and administrative charges	(72,880)	(113,401)	(54,699)	(436,872)	(147)
Net investment income (loss)	4,845	(11,569)	70,141	503,433	751
Net realized gain (loss)	15,527	27,367	310,740	1,019,142	(238)
Capital gain distribution from mutual funds	-	-	590,720	4,976,227	-
Change in unrealized appreciation (depreciation) of investments	17,987	17,204	(1,063,370)	(6,996,083)	(4,146)
Increase (decrease) in net assets from operations	38,359	33,002	(91,769)	(497,281)	(3,633)
From contract transactions:
Payments received from contract owners	544,844	2,877,927	-	790,454	61,640
Payments for contract benefits or terminations	(3,189,921)	(5,649,526)	(581,211)	(2,970,083)	-
Transfers between sub-accounts (including fixed account), net	1,973,823	3,290,659	357,223	(1,002,582)	12,777
Contract maintenance charges	(6)	(90,200)	(17)	(345,213)	(58)
Adjustments to net assets allocated to contracts in payout period	91	181	-	(34)	-
Increase (decrease) in net assets from contract transactions	(671,169)	429,041	(224,005)	(3,527,458)	74,359
Increase (decrease) in net assets	(632,810)	462,043	(315,774)	(4,024,739)	70,726
Net assets at beginning of period	7,779,020	12,406,923	5,477,901	43,389,174	-
Net assets at end of period	$7,146,210	$12,868,966	$5,162,127	$39,364,435	$70,726
Beginning units	690,228	1,173,090	152,316	1,150,908	-
Units issued	307,787	886,671	11,535	79,235	8,596
Units redeemed	(367,889)	(845,107)	(19,590)	(169,285)	(309)
Ending units	630,126	1,214,654	144,261	1,060,858	8,287

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

			SAST SA
			Fidelity	SAST SA	SAST SA
			Institutional	Fidelity	Fidelity
	SAST SA	SAST SA	AM®	Institutional	Institutional
	Federated	Federated	International	AM® Real	AM® Real
	Corporate	Corporate	Growth	Estate	Estate
	Bond Portfolio	Bond Portfolio	Portfolio	Portfolio	Portfolio
	Class 1	Class 3	Class 3	Class 1	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$1,869,543	$9,990,180	$259	$85,908	$335,040
Mortality and expense risk and administrative charges	(322,239)	(1,899,346)	(250)	(38,661)	(166,249)
Net investment income (loss)	1,547,304	8,090,834	9	47,247	168,791
Net realized gain (loss)	452,080	1,183,774	33	39,674	(294,378)
Capital gain distribution from mutual funds	-	-	92	10,128	44,944
Change in unrealized appreciation (depreciation) of investments	2,637,058	16,117,092	4,471	705,903	3,890,432
Increase (decrease) in net assets from operations	4,636,442	25,391,700	4,605	802,952	3,809,789
From contract transactions:
Payments received from contract owners	175,865	2,635,674	59,297	12,758	192,260
Payments for contract benefits or terminations	(3,993,007)	(17,326,092)	-	(254,262)	(1,597,258)
Transfers between sub-accounts (including fixed account), net	975,777	6,321,210	21,287	(97,887)	(818,072)
Contract maintenance charges	(18)	(1,497,265)	(47)	(9)	(136,652)
Adjustments to net assets allocated to contracts in payout period	(5,352)	(6,483)	-	121	153
Increase (decrease) in net assets from contract transactions	(2,846,735)	(9,872,956)	80,537	(339,279)	(2,359,569)
Increase (decrease) in net assets	1,789,707	15,518,744	85,142	463,673	1,450,220
Net assets at beginning of period	34,842,192	191,733,742	-	3,293,292	15,877,904
Net assets at end of period	$36,631,899	$207,252,486	$85,142	$3,756,965	$17,328,124
Beginning units	1,297,610	7,502,018	-	79,977	365,965
Units issued	76,690	530,613	7,726	1,493	24,394
Units redeemed	(175,385)	(886,095)	(51)	(8,349)	(69,950)
Ending units	1,198,915	7,146,536	7,675	73,121	320,409
For the Year Ended December 31, 2018
From operations:
Dividends	$1,571,867	$8,392,902	$-	$87,901	$381,524
Mortality and expense risk and administrative charges	(342,036)	(1,983,907)	-	(37,529)	(172,191)
Net investment income (loss)	1,229,831	6,408,995	-	50,372	209,333
Net realized gain (loss)	425,796	237,696	-	69,495	(624,792)
Capital gain distribution from mutual funds	285,687	1,627,493	-	245,929	1,209,540
Change in unrealized appreciation (depreciation) of investments	(3,413,705)	(16,939,653)	-	(647,431)	(2,131,985)
Increase (decrease) in net assets from operations	(1,472,391)	(8,665,469)	-	(281,635)	(1,337,904)
From contract transactions:
Payments received from contract owners	23,817	2,396,910	-	23	84,452
Payments for contract benefits or terminations	(4,222,832)	(18,222,673)	-	(295,097)	(1,536,407)
Transfers between sub-accounts (including fixed account), net	(341,651)	(4,643,664)	-	(220,160)	(662,259)
Contract maintenance charges	(17)	(1,522,293)	-	(8)	(143,867)
Adjustments to net assets allocated to contracts in payout period	(5)	4,268	-	-	(503)
Increase (decrease) in net assets from contract transactions	(4,540,688)	(21,987,452)	-	(515,242)	(2,258,584)
Increase (decrease) in net assets	(6,013,079)	(30,652,921)	-	(796,877)	(3,596,488)
Net assets at beginning of period	40,855,271	222,386,663	-	4,090,169	19,474,392
Net assets at end of period	$34,842,192	$191,733,742	$-	$3,293,292	$15,877,904
Beginning units	1,465,176	8,351,021	-	91,624	414,076
Units issued	51,830	451,423	-	438	31,666
Units redeemed	(219,396)	(1,300,426)	-	(12,085)	(79,777)
Ending units	1,297,610	7,502,018	-	79,977	365,965

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		SAST SA	SAST SA	SAST SA
	SAST SA	Fixed Income	Franklin Small	Franklin Small	SAST SA
	Fixed Income	Intermediate	Company	Company	Global Index
	Index	Index	Value	Value	Allocation 60-
	Portfolio	Portfolio	Portfolio	Portfolio	40 Portfolio
	Class 3	Class 3	Class 1	Class 3	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$1,083	$573	$26,569	$251,207	$-
Mortality and expense risk and administrative charges	(4,287)	(2,960)	(33,793)	(345,984)	(21,138)
Net investment income (loss)	(3,204)	(2,387)	(7,224)	(94,777)	(21,138)
Net realized gain (loss)	472	166	58,739	269,549	6,513
Capital gain distribution from mutual funds	-	-	398,652	5,231,917	8,214
Change in unrealized appreciation (depreciation) of investments	21,865	13,023	149,385	2,370,661	275,002
Increase (decrease) in net assets from operations	19,133	10,802	599,552	7,777,350	268,591
From contract transactions:
Payments received from contract owners	262,414	150,611	-	1,031,260	2,388,918
Payments for contract benefits or terminations	(801)	(11,375)	(213,483)	(3,007,424)	(34,054)
Transfers between sub-accounts (including fixed account), net	263,451	366,088	(14,262)	(895,597)	291,715
Contract maintenance charges	(1,899)	(1,061)	-	(234,894)	(23,372)
Adjustments to net assets allocated to contracts in payout period	-	-	-	716	-
Increase (decrease) in net assets from contract transactions	523,165	504,263	(227,745)	(3,105,939)	2,623,207
Increase (decrease) in net assets	542,298	515,065	371,807	4,671,411	2,891,798
Net assets at beginning of period	203,692	72,272	2,506,564	32,291,413	534,978
Net assets at end of period	$745,990	$587,337	$2,878,371	$36,962,824	$3,426,776
Beginning units	20,184	7,140	56,651	1,979,107	57,209
Units issued	48,986	49,307	130	112,384	280,391
Units redeemed	(514)	(1,181)	(4,673)	(277,888)	(23,664)
Ending units	68,656	55,266	52,108	1,813,603	313,936
For the Year Ended December 31, 2018
From operations:
Dividends	$5,305	$1,500	$30,327	$264,103	$14,606
Mortality and expense risk and administrative charges	(375)	(133)	(40,495)	(361,104)	(1,095)
Net investment income (loss)	4,930	1,367	(10,168)	(97,001)	13,511
Net realized gain (loss)	(24)	(7)	156,091	1,662,986	(202)
Capital gain distribution from mutual funds	-	-	419,358	5,035,246	184
Change in unrealized appreciation (depreciation) of investments	(998)	(138)	(989,937)	(11,603,923)	(39,810)
Increase (decrease) in net assets from operations	3,908	1,222	(424,656)	(5,002,692)	(26,317)
From contract transactions:
Payments received from contract owners	117,725	1	-	978,273	546,950
Payments for contract benefits or terminations	(226)	(1)	(394,184)	(3,014,682)	(387)
Transfers between sub-accounts (including fixed account), net	82,355	71,107	(56,659)	1,092,219	15,273
Contract maintenance charges	(70)	(57)	-	(249,274)	(541)
Adjustments to net assets allocated to contracts in payout period	-	-	-	73	-
Increase (decrease) in net assets from contract transactions	199,784	71,050	(450,843)	(1,193,391)	561,295
Increase (decrease) in net assets	203,692	72,272	(875,499)	(6,196,083)	534,978
Net assets at beginning of period	-	-	3,382,063	38,487,496	-
Net assets at end of period	$203,692	$72,272	$2,506,564	$32,291,413	$534,978
Beginning units	-	-	65,819	2,030,127	-
Units issued	21,265	7,464	868	212,975	57,474
Units redeemed	(1,081)	(324)	(10,036)	(263,995)	(265)
Ending units	20,184	7,140	56,651	1,979,107	57,209

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

					SAST SA
	SAST SA	SAST SA	SAST SA	SAST SA	Goldman
	Global Index	Global Index	Goldman	Goldman	Sachs Multi-
	Allocation 75-	Allocation 90-	Sachs Global	Sachs Global	Asset Insights
	25 Portfolio	10 Portfolio	Bond Portfolio	Bond Portfolio	Portfolio
	Class 3	Class 3	Class 1	Class 3	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$-	$-	$7,530
Mortality and expense risk and administrative charges	(23,065)	(26,127)	(69,058)	(517,229)	(1,924)
Net investment income (loss)	(23,065)	(26,127)	(69,058)	(517,229)	5,606
Net realized gain (loss)	(241)	22,028	(106,627)	(330,784)	1,520
Capital gain distribution from mutual funds	12,703	32,769	-	-	1,567
Change in unrealized appreciation (depreciation) of investments	372,066	456,523	605,440	3,722,566	17,551
Increase (decrease) in net assets from operations	361,463	485,193	429,755	2,874,553	26,244
From contract transactions:
Payments received from contract owners	1,713,811	2,636,905	17,599	620,996	389,922
Payments for contract benefits or terminations	(13,041)	(2,951)	(874,966)	(4,119,676)	(30,347)
Transfers between sub-accounts (including fixed account), net	515,588	460,948	196,185	4,690,842	60,781
Contract maintenance charges	(33,073)	(40,953)	-	(461,472)	(2,308)
Adjustments to net assets allocated to contracts in payout period	-	-	74	67	-
Increase (decrease) in net assets from contract transactions	2,183,285	3,053,949	(661,108)	730,757	418,048
Increase (decrease) in net assets	2,544,748	3,539,142	(231,353)	3,605,310	444,292
Net assets at beginning of period	1,091,756	1,069,932	7,624,355	51,059,139	19,143
Net assets at end of period	$3,636,504	$4,609,074	$7,393,002	$54,664,449	$463,435
Beginning units	119,095	119,298	419,543	3,039,992	2,088
Units issued	218,831	329,253	19,977	372,153	44,036
Units redeemed	(5,156)	(26,642)	(54,179)	(328,443)	(3,176)
Ending units	332,770	421,909	385,341	3,083,702	42,948
For the Year Ended December 31, 2018
From operations:
Dividends	$29,215	$27,354	$308,452	$2,107,663	$163
Mortality and expense risk and administrative charges	(2,171)	(1,152)	(77,131)	(548,495)	(14)
Net investment income (loss)	27,044	26,202	231,321	1,559,168	149
Net realized gain (loss)	(92)	(95)	(258,969)	(935,477)	(10)
Capital gain distribution from mutual funds	503	164	-	-	-
Change in unrealized appreciation (depreciation) of investments	(103,970)	(84,847)	(279,107)	(2,684,873)	(1,383)
Increase (decrease) in net assets from operations	(76,515)	(58,576)	(306,755)	(2,061,182)	(1,244)
From contract transactions:
Payments received from contract owners	1,092,959	1,037,414	-	1,061,020	20,509
Payments for contract benefits or terminations	(554)	(970)	(1,012,989)	(4,814,085)	(1)
Transfers between sub-accounts (including fixed account), net	76,001	92,142	110,473	(672,861)	(121)
Contract maintenance charges	(135)	(78)	-	(466,182)	-
Adjustments to net assets allocated to contracts in payout period	-	-	-	361	-
Increase (decrease) in net assets from contract transactions	1,168,271	1,128,508	(902,516)	(4,891,747)	20,387
Increase (decrease) in net assets	1,091,756	1,069,932	(1,209,271)	(6,952,929)	19,143
Net assets at beginning of period	-	-	8,833,626	58,012,068	-
Net assets at end of period	$1,091,756	$1,069,932	$7,624,355	$51,059,139	$19,143
Beginning units	-	-	470,036	3,325,906	-
Units issued	119,175	119,448	76,693	393,487	2,101
Units redeemed	(80)	(150)	(127,186)	(679,401)	(13)
Ending units	119,095	119,298	419,543	3,039,992	2,088

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

					SAST SA
	SAST SA	SAST SA	SAST SA		Invesco
	Index	Index	Index	SAST SA	Growth
	Allocation 60-	Allocation 80-	Allocation 90-	International	Opportunities
	40 Portfolio	20 Portfolio	10 Portfolio	Index Portfolio	Portfolio Class
	Class 3	Class 3	Class 3	Class 3	1
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$-	$111	$-
Mortality and expense risk and administrative charges	(38,422)	(42,984)	(70,135)	(1,108)	(15,162)
Net investment income (loss)	(38,422)	(42,984)	(70,135)	(997)	(15,162)
Net realized gain (loss)	240	1,933	(1,706)	171	9,157
Capital gain distribution from mutual funds	43,599	60,181	110,939	-	229,161
Change in unrealized appreciation (depreciation) of investments	563,718	799,351	1,387,213	19,219	193,289
Increase (decrease) in net assets from operations	569,135	818,481	1,426,311	18,393	416,445
From contract transactions:
Payments received from contract owners	3,571,431	5,060,681	9,826,786	83,408	3,858
Payments for contract benefits or terminations	(16,484)	(27,141)	(33,844)	-	(63,975)
Transfers between sub-accounts (including fixed account), net	1,447,792	1,077,954	1,090,879	57,984	159,830
Contract maintenance charges	(38,515)	(61,703)	(110,802)	(397)	-
Increase (decrease) in net assets from contract transactions	4,964,224	6,049,791	10,773,019	140,995	99,713
Increase (decrease) in net assets	5,533,359	6,868,272	12,199,330	159,388	516,158
Net assets at beginning of period	1,479,783	1,860,666	2,293,278	39,450	1,467,804
Net assets at end of period	$7,013,142	$8,728,938	$14,492,608	$198,838	$1,983,962
Beginning units	155,118	199,496	249,077	4,658	124,130
Units issued	474,178	581,653	1,034,651	15,416	38,668
Units redeemed	(8,290)	(16,796)	(17,620)	(416)	(31,582)
Ending units	621,006	764,353	1,266,108	19,658	131,216
For the Year Ended December 31, 2018
From operations:
Dividends	$41,353	$55,807	$65,437	$776	$-
Mortality and expense risk and administrative charges	(2,056)	(2,427)	(3,962)	(76)	(15,219)
Net investment income (loss)	39,297	53,380	61,475	700	(15,219)
Net realized gain (loss)	(181)	(1,766)	(661)	(10)	13,982
Capital gain distribution from mutual funds	8,593	12,865	14,760	56	180,366
Change in unrealized appreciation (depreciation) of investments	(110,348)	(195,906)	(282,393)	(3,799)	(249,004)
Increase (decrease) in net assets from operations	(62,639)	(131,427)	(206,819)	(3,053)	(69,875)
From contract transactions:
Payments received from contract owners	1,203,449	1,850,810	2,417,948	19,333	-
Payments for contract benefits or terminations	(561)	(3,902)	(8,231)	-	(245,769)
Transfers between sub-accounts (including fixed account), net	340,186	146,584	93,247	23,187	1,185
Contract maintenance charges	(652)	(1,399)	(2,867)	(17)	-
Increase (decrease) in net assets from contract transactions	1,542,422	1,992,093	2,500,097	42,503	(244,584)
Increase (decrease) in net assets	1,479,783	1,860,666	2,293,278	39,450	(314,459)
Net assets at beginning of period	-	-	-	-	1,782,263
Net assets at end of period	$1,479,783	$1,860,666	$2,293,278	$39,450	$1,467,804
Beginning units	-	-	-	-	142,301
Units issued	155,541	202,315	250,179	4,663	7,641
Units redeemed	(423)	(2,819)	(1,102)	(5)	(25,812)
Ending units	155,118	199,496	249,077	4,658	124,130

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA	SAST SA	SAST SA	SAST SA
	Invesco	Invesco VCP	Janus	JPMorgan	JPMorgan
	Growth	Equity-	Focused	Diversified	Diversified
	Opportunities	Income	Growth	Balanced	Balanced
	Portfolio Class	Portfolio	Portfolio	Portfolio	Portfolio
	3	Class 3	Class 3	Class 1	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$1,633,017	$-	$324,849	$710,261
Mortality and expense risk and administrative charges	(188,539)	(1,081,094)	(287,948)	(166,466)	(335,760)
Net investment income (loss)	(188,539)	551,923	(287,948)	158,383	374,501
Net realized gain (loss)	(154,685)	724,162	854,107	200,510	27,179
Capital gain distribution from mutual funds	2,714,013	925,313	1,531,530	786,486	1,912,118
Change in unrealized appreciation (depreciation) of investments	2,292,598	14,047,806	6,226,659	1,245,672	3,001,062
Increase (decrease) in net assets from operations	4,663,387	16,249,204	8,324,348	2,391,051	5,314,860
From contract transactions:
Payments received from contract owners	266,538	222,370	391,380	4,166	4,735,445
Payments for contract benefits or terminations	(1,623,330)	(4,314,860)	(1,973,704)	(1,807,705)	(2,237,229)
Transfers between sub-accounts (including fixed account), net	(1,063,298)	3,583,667	(2,644,128)	432,290	730,779
Contract maintenance charges	(149,181)	(1,846,917)	(245,150)	(12)	(246,246)
Adjustments to net assets allocated to contracts in payout period	(406)	-	(65)	294	47
Increase (decrease) in net assets from contract transactions	(2,569,677)	(2,355,740)	(4,471,667)	(1,370,967)	2,982,796
Increase (decrease) in net assets	2,093,710	13,893,464	3,852,681	1,020,084	8,297,656
Net assets at beginning of period	17,313,849	103,391,392	25,445,380	14,042,704	29,363,530
Net assets at end of period	$19,407,559	$117,284,856	$29,298,061	$15,062,788	$37,661,186
Beginning units	1,515,063	8,554,613	1,287,426	625,320	1,860,735
Units issued	96,513	399,270	27,561	32,644	349,808
Units redeemed	(279,271)	(576,293)	(213,206)	(83,336)	(181,219)
Ending units	1,332,305	8,377,590	1,101,781	574,628	2,029,324
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$2,878,499	$-	$238,812	$420,860
Mortality and expense risk and administrative charges	(195,992)	(1,077,666)	(292,067)	(182,172)	(305,835)
Net investment income (loss)	(195,992)	1,800,833	(292,067)	56,640	115,025
Net realized gain (loss)	547,753	303,716	944,725	571,080	349,697
Capital gain distribution from mutual funds	2,099,206	3,077,783	2,074,492	944,905	1,923,338
Change in unrealized appreciation (depreciation) of investments	(3,108,106)	(17,906,789)	(2,332,135)	(2,931,765)	(5,160,213)
Increase (decrease) in net assets from operations	(657,139)	(12,724,457)	395,015	(1,359,140)	(2,772,153)
From contract transactions:
Payments received from contract owners	493,567	6,022,458	219,993	15,680	3,096,919
Payments for contract benefits or terminations	(1,769,471)	(2,791,245)	(1,911,726)	(1,584,572)	(2,804,059)
Transfers between sub-accounts (including fixed account), net	(1,135,811)	8,537,272	(1,800,065)	150,522	1,661,311
Contract maintenance charges	(154,863)	(1,655,939)	(234,951)	(17)	(207,537)
Adjustments to net assets allocated to contracts in payout period	-	-	72	233	604
Increase (decrease) in net assets from contract transactions	(2,566,578)	10,112,546	(3,726,677)	(1,418,154)	1,747,238
Increase (decrease) in net assets	(3,223,717)	(2,611,911)	(3,331,662)	(2,777,294)	(1,024,915)
Net assets at beginning of period	20,537,566	106,003,303	28,777,042	16,819,998	30,388,445
Net assets at end of period	$17,313,849	$103,391,392	$25,445,380	$14,042,704	$29,363,530
Beginning units	1,690,655	7,803,130	1,455,660	677,756	1,754,183
Units issued	183,646	1,139,979	74,293	63,150	322,695
Units redeemed	(359,238)	(388,496)	(242,527)	(115,586)	(216,143)
Ending units	1,515,063	8,554,613	1,287,426	625,320	1,860,735

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA	SAST SA	SAST SA	SAST SA
	JPMorgan	JPMorgan	JPMorgan	JPMorgan	JPMorgan
	Emerging	Emerging	Equity-	Equity-	Global
	Markets	Markets	Income	Income	Equities
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 1	Class 3	Class 1	Class 3	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$113,630	$591,445	$447,642	$2,092,477	$90,161
Mortality and expense risk and administrative charges	(40,943)	(209,355)	(199,497)	(906,467)	(43,327)
Net investment income (loss)	72,687	382,090	248,145	1,186,010	46,834
Net realized gain (loss)	46,742	158,475	919,749	2,160,291	123,261
Capital gain distribution from mutual funds	-	-	1,227,095	6,361,499	315,982
Change in unrealized appreciation (depreciation) of investments	599,582	3,158,965	1,557,531	10,312,186	189,408
Increase (decrease) in net assets from operations	719,011	3,699,530	3,952,520	20,019,986	675,485
From contract transactions:
Payments received from contract owners	6,388	1,002,799	4,163	4,723,855	3,881
Payments for contract benefits or terminations	(607,069)	(1,358,182)	(1,510,299)	(6,407,689)	(386,274)
Transfers between sub-accounts (including fixed account), net	(127,602)	200,119	315,842	(2,858,262)	42,019
Contract maintenance charges	(8)	(151,238)	(267)	(766,597)	-
Adjustments to net assets allocated to contracts in payout period	(114)	(462)	10	22	9
Increase (decrease) in net assets from contract transactions	(728,405)	(306,964)	(1,190,551)	(5,308,671)	(340,365)
Increase (decrease) in net assets	(9,394)	3,392,566	2,761,969	14,711,315	335,120
Net assets at beginning of period	3,845,031	18,685,346	15,911,577	80,368,331	3,777,505
Net assets at end of period	$3,835,637	$22,077,912	$18,673,546	$95,079,646	$4,112,625
Beginning units	178,917	814,652	407,597	4,226,812	183,878
Units issued	12,465	101,107	46,390	295,074	6,417
Units redeemed	(40,168)	(109,864)	(64,260)	(535,451)	(22,460)
Ending units	151,214	805,895	389,727	3,986,435	167,835
For the Year Ended December 31, 2018
From operations:
Dividends	$97,250	$418,172	$368,150	$1,621,343	$79,727
Mortality and expense risk and administrative charges	(49,621)	(209,135)	(209,083)	(908,470)	(49,064)
Net investment income (loss)	47,629	209,037	159,067	712,873	30,663
Net realized gain (loss)	53,643	402,970	1,066,136	2,233,796	196,720
Capital gain distribution from mutual funds	-	-	1,079,114	5,417,114	594,924
Change in unrealized appreciation (depreciation) of investments	(1,120,152)	(5,133,853)	(3,224,164)	(13,085,565)	(1,342,100)
Increase (decrease) in net assets from operations	(1,018,880)	(4,521,846)	(919,847)	(4,721,782)	(519,793)
From contract transactions:
Payments received from contract owners	42,950	1,209,993	10,278	2,525,320	42,104
Payments for contract benefits or terminations	(559,465)	(1,451,145)	(2,397,091)	(6,945,555)	(447,225)
Transfers between sub-accounts (including fixed account), net	181,972	1,950,053	88,286	(195,633)	(19,054)
Contract maintenance charges	(9)	(146,784)	(267)	(742,636)	-
Adjustments to net assets allocated to contracts in payout period	30	876	432	119	(15)
Increase (decrease) in net assets from contract transactions	(334,522)	1,562,993	(2,298,362)	(5,358,385)	(424,190)
Increase (decrease) in net assets	(1,353,402)	(2,958,853)	(3,218,209)	(10,080,167)	(943,983)
Net assets at beginning of period	5,198,433	21,644,199	19,129,786	90,448,498	4,721,488
Net assets at end of period	$3,845,031	$18,685,346	$15,911,577	$80,368,331	$3,777,505
Beginning units	194,726	750,240	464,151	4,483,491	202,871
Units issued	11,609	181,027	11,456	295,676	4,557
Units redeemed	(27,418)	(116,615)	(68,010)	(552,355)	(23,550)
Ending units	178,917	814,652	407,597	4,226,812	183,878

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA			SAST SA	SAST SA
	JPMorgan	SAST SA	SAST SA	JPMorgan	JPMorgan
	Global	JPMorgan	JPMorgan	Mid-Cap	Mid-Cap
	Equities	MFS Core	MFS Core	Growth	Growth
	Portfolio	Bond Portfolio	Bond Portfolio	Portfolio	Portfolio
	Class 3	Class 1	Class 3	Class 1	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$125,277	$501,474	$6,055,361	$-	$-
Mortality and expense risk and administrative charges	(59,912)	(146,566)	(2,162,866)	(50,162)	(377,852)
Net investment income (loss)	65,365	354,908	3,892,495	(50,162)	(377,852)
Net realized gain (loss)	44,746	28,428	299,392	318,263	1,604,260
Capital gain distribution from mutual funds	495,333	-	-	452,263	3,444,244
Change in unrealized appreciation (depreciation) of investments	356,891	940,725	12,438,490	1,049,657	6,735,425
Increase (decrease) in net assets from operations	962,335	1,324,061	16,630,377	1,770,021	11,406,077
From contract transactions:
Payments received from contract owners	501,261	28,007	6,033,143	9,139	3,807,872
Payments for contract benefits or terminations	(402,763)	(1,837,812)	(17,405,246)	(672,805)	(3,025,462)
Transfers between sub-accounts (including fixed account), net	222,731	1,924,547	20,468,824	(459,476)	(2,566,090)
Contract maintenance charges	(22,828)	-	(2,059,171)	-	(242,375)
Adjustments to net assets allocated to contracts in payout period	27	(1)	(513)	90	(1,006)
Increase (decrease) in net assets from contract transactions	298,428	114,741	7,037,037	(1,123,052)	(2,027,061)
Increase (decrease) in net assets	1,260,763	1,438,802	23,667,414	646,969	9,379,016
Net assets at beginning of period	5,135,096	15,925,207	207,345,354	4,869,529	30,610,459
Net assets at end of period	$6,395,859	$17,364,009	$231,012,768	$5,516,498	$39,989,475
Beginning units	370,333	727,414	10,066,318	234,615	1,545,993
Units issued	54,241	110,044	1,456,694	12,269	227,032
Units redeemed	(34,340)	(105,296)	(1,130,836)	(54,766)	(306,071)
Ending units	390,234	732,162	10,392,176	192,118	1,466,954
For the Year Ended December 31, 2018
From operations:
Dividends	$88,646	$406,990	$5,047,727	$-	$-
Mortality and expense risk and administrative charges	(56,763)	(146,196)	(2,221,625)	(53,751)	(336,052)
Net investment income (loss)	31,883	260,794	2,826,102	(53,751)	(336,052)
Net realized gain (loss)	204,353	18,082	(1,083,774)	52,764	1,537,405
Capital gain distribution from mutual funds	770,670	-	-	726,869	4,151,711
Change in unrealized appreciation (depreciation) of investments	(1,702,603)	(520,337)	(5,643,821)	(993,069)	(7,203,821)
Increase (decrease) in net assets from operations	(695,697)	(241,461)	(3,901,493)	(267,187)	(1,850,757)
From contract transactions:
Payments received from contract owners	699,307	28	5,876,451	5,815	3,386,327
Payments for contract benefits or terminations	(331,055)	(1,860,947)	(17,366,754)	(569,007)	(2,585,635)
Transfers between sub-accounts (including fixed account), net	142,172	1,257,537	(6,758,474)	(177,008)	462,993
Contract maintenance charges	(21,427)	-	(2,104,465)	-	(245,344)
Adjustments to net assets allocated to contracts in payout period	220	-	223	116	(191)
Increase (decrease) in net assets from contract transactions	489,217	(603,382)	(20,353,019)	(740,084)	1,018,150
Increase (decrease) in net assets	(206,480)	(844,843)	(24,254,512)	(1,007,271)	(832,607)
Net assets at beginning of period	5,341,576	16,770,050	231,599,866	5,876,800	31,443,066
Net assets at end of period	$5,135,096	$15,925,207	$207,345,354	$4,869,529	$30,610,459
Beginning units	337,904	752,707	11,047,809	266,583	1,488,779
Units issued	74,800	98,378	1,076,297	16,983	290,324
Units redeemed	(42,371)	(123,671)	(2,057,788)	(48,951)	(233,110)
Ending units	370,333	727,414	10,066,318	234,615	1,545,993

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

					SAST SA
	SAST SA		SAST SA	SAST SA	Legg Mason
	Large Cap	SAST SA	Large Cap	Large Cap	BW Large
	Growth Index	Large Cap	Index	Value Index	Cap Value
	Portfolio	Index Portfolio	Portfolio	Portfolio	Portfolio
	Class 3	Class 1	Class 3	Class 3	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$24	$4,185	$119	$20	$881,480
Mortality and expense risk and administrative charges	(1,504)	(126,886)	(4,326)	(787)	(401,526)
Net investment income (loss)	(1,480)	(122,701)	(4,207)	(767)	479,954
Net realized gain (loss)	612	505,482	1,983	1,008	(538,195)
Capital gain distribution from mutual funds	64	25,930	1,928	50	3,604,413
Change in unrealized appreciation (depreciation) of investments	24,021	2,167,405	92,032	18,993	5,633,297
Increase (decrease) in net assets from operations	23,217	2,576,116	91,736	19,284	9,179,469
From contract transactions:
Payments received from contract owners	194,285	-	718,023	224,012	57,208
Payments for contract benefits or terminations	-	(676,981)	-	(33,936)	(3,553,687)
Transfers between sub-accounts (including fixed account), net	(1,810)	(132,074)	26,430	(3,013)	(1,236,026)
Contract maintenance charges	(423)	-	(1,372)	(246)	(29)
Adjustments to net assets allocated to contracts in payout period	-	276	-	-	(872)
Increase (decrease) in net assets from contract transactions	192,052	(808,779)	743,081	186,817	(4,733,406)
Increase (decrease) in net assets	215,269	1,767,337	834,817	206,101	4,446,063
Net assets at beginning of period	21,457	9,125,102	108,884	23,665	39,300,810
Net assets at end of period	$236,726	$10,892,439	$943,701	$229,766	$43,746,873
Beginning units	2,237	468,753	11,480	2,544	1,278,301
Units issued	17,091	1,001	66,652	19,649	6,767
Units redeemed	(197)	(37,009)	(1,141)	(3,194)	(142,424)
Ending units	19,131	432,745	76,991	18,999	1,142,644
For the Year Ended December 31, 2018
From operations:
Dividends	$43	$326,508	$1,295	$162	$760,169
Mortality and expense risk and administrative charges	(13)	(133,554)	(95)	(17)	(432,974)
Net investment income (loss)	30	192,954	1,200	145	327,195
Net realized gain (loss)	(1)	623,647	(19)	-	(214,515)
Capital gain distribution from mutual funds	18	288,619	1,047	19	3,673,097
Change in unrealized appreciation (depreciation) of investments	(710)	(1,683,660)	(8,375)	(905)	(7,895,987)
Increase (decrease) in net assets from operations	(663)	(578,440)	(6,147)	(741)	(4,110,210)
From contract transactions:
Payments received from contract owners	22,126	-	115,456	24,364	36,711
Payments for contract benefits or terminations	-	(1,091,870)	(995)	-	(4,830,551)
Transfers between sub-accounts (including fixed account), net	(6)	9,778	570	42	514,311
Contract maintenance charges	-	-	-	-	(26)
Adjustments to net assets allocated to contracts in payout period	-	241	-	-	4,072
Increase (decrease) in net assets from contract transactions	22,120	(1,081,851)	115,031	24,406	(4,275,483)
Increase (decrease) in net assets	21,457	(1,660,291)	108,884	23,665	(8,385,693)
Net assets at beginning of period	-	10,785,393	-	-	47,686,503
Net assets at end of period	$21,457	$9,125,102	$108,884	$23,665	$39,300,810
Beginning units	-	521,147	-	-	1,416,445
Units issued	2,237	2,062	11,580	2,544	44,404
Units redeemed	-	(54,456)	(100)	-	(182,548)
Ending units	2,237	468,753	11,480	2,544	1,278,301

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA				SAST SA
	Legg Mason	SAST SA	SAST SA	SAST SA	MFS
	BW Large	Legg Mason	MFS Blue	MFS Blue	Massachusett
	Cap Value	Tactical	Chip Growth	Chip Growth	s Investors
	Portfolio	Opportunities	Portfolio	Portfolio	Trust Portfolio
	Class 3	Class 3	Class 1	Class 3	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$1,906,862	$11,780	$9,974	$105,579	$36,574
Mortality and expense risk and administrative charges	(979,402)	(4,113)	(13,595)	(297,669)	(35,169)
Net investment income (loss)	927,460	7,667	(3,621)	(192,090)	1,405
Net realized gain (loss)	(2,847,182)	(166)	117,535	859,540	156,490
Capital gain distribution from mutual funds	8,938,102	1,374	173,658	3,114,634	458,773
Change in unrealized appreciation (depreciation) of investments	15,351,087	50,565	116,913	3,518,200	445,789
Increase (decrease) in net assets from operations	22,369,467	59,440	404,485	7,300,284	1,062,457
From contract transactions:
Payments received from contract owners	602,575	577,368	76	2,319,680	15,624
Payments for contract benefits or terminations	(8,590,235)	(1,248)	(333,012)	(1,826,868)	(358,871)
Transfers between sub-accounts (including fixed account), net	(4,093,986)	194,611	236,419	(551,364)	21,134
Contract maintenance charges	(670,114)	(6,998)	-	(119,594)	-
Adjustments to net assets allocated to contracts in payout period	66	-	-	(258)	(79)
Increase (decrease) in net assets from contract transactions	(12,751,694)	763,733	(96,517)	(178,404)	(322,192)
Increase (decrease) in net assets	9,617,773	823,173	307,968	7,121,880	740,265
Net assets at beginning of period	97,044,982	53,072	1,317,303	24,049,728	3,567,326
Net assets at end of period	$106,662,755	$876,245	$1,625,271	$31,171,608	$4,307,591
Beginning units	3,727,868	5,641	106,181	2,055,326	157,459
Units issued	45,639	78,545	16,709	260,542	6,644
Units redeemed	(473,518)	(4,666)	(22,884)	(274,415)	(18,597)
Ending units	3,299,989	79,520	100,006	2,041,453	145,506
For the Year Ended December 31, 2018
From operations:
Dividends	1,556,224	$723	$5,994	$37,649	$32,883
Mortality and expense risk and administrative charges	$(1,031,936)	(81)	(13,678)	(272,985)	(36,455)
Net investment income (loss)	524,288	642	(7,684)	(235,336)	(3,572)
Net realized gain (loss)	(874,954)	(53)	78,092	714,415	434,886
Capital gain distribution from mutual funds	8,920,782	46	111,334	1,922,670	356,342
Change in unrealized appreciation (depreciation) of investments	(18,636,013)	(4,655)	(266,481)	(3,980,744)	(1,015,725)
Increase (decrease) in net assets from operations	(10,065,897)	(4,020)	(84,739)	(1,578,995)	(228,069)
From contract transactions:
Payments received from contract owners	856,464	57,509	854	2,242,617	20,697
Payments for contract benefits or terminations	(9,525,750)	(1)	(52,346)	(1,227,091)	(529,231)
Transfers between sub-accounts (including fixed account), net	2,383,468	(416)	(67,313)	909,637	(35,719)
Contract maintenance charges	(678,698)	-	-	(114,104)	-
Adjustments to net assets allocated to contracts in payout period	7,444	-	-	1	258
Increase (decrease) in net assets from contract transactions	(6,957,072)	57,092	(118,805)	1,811,060	(543,995)
Increase (decrease) in net assets	(17,022,969)	53,072	(203,544)	232,065	(772,064)
Net assets at beginning of period	114,067,951	-	1,520,847	23,817,663	4,339,390
Net assets at end of period	$97,044,982	$53,072	$1,317,303	$24,049,728	$3,567,326
Beginning units	3,952,048	-	115,132	1,904,395	179,720
Units issued	270,131	5,686	5,881	377,888	14,598
Units redeemed	(494,311)	(45)	(14,832)	(226,957)	(36,859)
Ending units	3,727,868	5,641	106,181	2,055,326	157,459

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA
	MFS		SAST SA	SAST SA	SAST SA
	Massachusett	SAST SA MFS	MFS Telecom	MFS Total	MFS Total
	s Investors	Telecom Utility	Utility	Return	Return
	Trust Portfolio	Portfolio Class	Portfolio	Portfolio	Portfolio
	Class 3	1	Class 3	Class 1	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$793,203	$-	$-	$1,220,017	$2,645,649
Mortality and expense risk and administrative charges	(1,256,648)	-	-	(452,778)	(1,125,425)
Net investment income (loss)	(463,445)	-	-	767,239	1,520,224
Net realized gain (loss)	6,294,157	-	-	1,223,663	2,309,047
Capital gain distribution from mutual funds	14,143,734	-	-	1,577,310	3,812,479
Change in unrealized appreciation (depreciation) of investments	12,589,325	-	-	5,492,849	13,357,600
Increase (decrease) in net assets from operations	32,563,771	-	-	9,061,061	20,999,350
From contract transactions:
Payments received from contract owners	2,623,802	-	-	169,916	5,677,556
Payments for contract benefits or terminations	(9,383,160)	-	-	(4,949,573)	(11,278,730)
Transfers between sub-accounts (including fixed account), net	(9,543,879)	-	-	(788,675)	839,608
Contract maintenance charges	(1,143,742)	-	-	-	(612,261)
Adjustments to net assets allocated to contracts in payout period	(682)	-	-	(3,531)	(2,231)
Increase (decrease) in net assets from contract transactions	(17,447,661)	-	-	(5,571,863)	(5,376,058)
Increase (decrease) in net assets	15,116,110	-	-	3,489,198	15,623,292
Net assets at beginning of period	113,434,478	-	-	49,114,301	112,941,135
Net assets at end of period	$128,550,588	$-	$-	$52,603,499	$128,564,427
Beginning units	5,282,036	-	-	1,916,615	4,570,533
Units issued	142,191	-	-	42,407	335,371
Units redeemed	(822,633)	-	-	(237,970)	(527,504)
Ending units	4,601,594	-	-	1,721,052	4,378,400
For the Year Ended December 31, 2018
From operations:
Dividends	$675,168	$78,025	$115,658	$1,145,361	$2,304,864
Mortality and expense risk and administrative charges	(1,284,789)	(15,287)	(21,838)	(487,590)	(1,131,279)
Net investment income (loss)	(609,621)	62,738	93,820	657,771	1,173,585
Net realized gain (loss)	6,029,069	51,909	(269,415)	1,510,194	2,836,478
Capital gain distribution from mutual funds	10,987,892	211,159	346,667	3,041,505	6,953,065
Change in unrealized appreciation (depreciation) of investments	(23,806,626)	(279,984)	(100,574)	(8,780,027)	(19,427,189)
Increase (decrease) in net assets from operations	(7,399,286)	45,822	70,498	(3,570,557)	(8,464,061)
From contract transactions:
Payments received from contract owners	1,886,471	-	29,578	10,491	4,762,888
Payments for contract benefits or terminations	(8,622,151)	(150,071)	(103,813)	(6,061,703)	(11,393,846)
Transfers between sub-accounts (including fixed account), net	(1,316,661)	(1,603,379)	(2,748,173)	(456,467)	(189,294)
Contract maintenance charges	(1,133,901)	-	(8,751)	-	(604,355)
Adjustments to net assets allocated to contracts in payout period	824	112	-	904	8,567
Increase (decrease) in net assets from contract transactions	(9,185,418)	(1,753,338)	(2,831,159)	(6,506,775)	(7,416,040)
Increase (decrease) in net assets	(16,584,704)	(1,707,516)	(2,760,661)	(10,077,332)	(15,880,101)
Net assets at beginning of period	130,019,182	1,707,516	2,760,661	59,191,633	128,821,236
Net assets at end of period	$113,434,478	$-	$-	$49,114,301	$112,941,135
Beginning units	5,650,390	67,524	143,676	2,157,071	4,850,693
Units issued	287,528	4,243	5,542	49,768	335,160
Units redeemed	(655,882)	(71,767)	(149,218)	(290,224)	(615,320)
Ending units	5,282,036	-	-	1,916,615	4,570,533

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		SAST SA	SAST SA
		Morgan	Morgan	SAST SA	SAST SA
		Stanley	Stanley	Oppenheime	Oppenheimer
	SAST SA Mid	International	International	r Main Street	Main Street
	Cap Index	Equities	Equities	Large Cap	Large Cap
	Portfolio	Portfolio Class	Portfolio	Portfolio	Portfolio
	Class 3	1	Class 3	Class 1	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$73,676	$464,889	$83,807	$379,183
Mortality and expense risk and administrative charges	(6,040)	(30,053)	(200,973)	(66,113)	(396,673)
Net investment income (loss)	(6,040)	43,623	263,916	17,694	(17,490)
Net realized gain (loss)	(900)	98,378	82,278	685,935	1,732,993
Capital gain distribution from mutual funds	1,374	111,375	784,681	741,767	4,212,861
Change in unrealized appreciation (depreciation) of investments	96,281	294,663	2,348,485	382,198	4,202,566
Increase (decrease) in net assets from operations	90,715	548,039	3,479,360	1,827,594	10,130,930
From contract transactions:
Payments received from contract owners	493,506	205	143,957	12,113	303,188
Payments for contract benefits or terminations	(753)	(365,025)	(1,537,571)	(750,554)	(2,602,604)
Transfers between sub-accounts (including fixed account), net	58,893	(156,727)	141,995	(487,158)	(2,827,346)
Contract maintenance charges	(1,729)	(2)	(173,677)	-	(342,985)
Adjustments to net assets allocated to contracts in payout period	-	68	-	(60)	2
Increase (decrease) in net assets from contract transactions	549,917	(521,481)	(1,425,296)	(1,225,659)	(5,469,745)
Increase (decrease) in net assets	640,632	26,558	2,054,064	601,935	4,661,185
Net assets at beginning of period	222,256	2,993,975	18,772,684	6,296,684	35,151,296
Net assets at end of period	$862,888	$3,020,533	$20,826,748	$6,898,619	$39,812,481
Beginning units	25,077	268,458	1,943,541	243,254	1,534,231
Units issued	54,779	2,807	84,429	928	20,307
Units redeemed	(1,236)	(46,976)	(215,248)	(41,151)	(219,520)
Ending units	78,620	224,289	1,812,722	203,031	1,335,018
For the Year Ended December 31, 2018
From operations:
Dividends	$1,458	$43,739	$204,942	$80,160	$331,602
Mortality and expense risk and administrative charges	(572)	(35,864)	(206,216)	(69,927)	(397,940)
Net investment income (loss)	886	7,875	(1,274)	10,233	(66,338)
Net realized gain (loss)	(91)	88,415	240,941	531,723	1,334,909
Capital gain distribution from mutual funds	5,955	81,541	490,916	429,860	2,315,083
Change in unrealized appreciation (depreciation) of investments	(43,165)	(714,662)	(3,947,092)	(1,572,646)	(6,878,313)
Increase (decrease) in net assets from operations	(36,415)	(536,831)	(3,216,509)	(600,830)	(3,294,659)
From contract transactions:
Payments received from contract owners	173,403	10,551	447,052	3,992	581,890
Payments for contract benefits or terminations	-	(347,183)	(1,297,669)	(731,818)	(2,159,904)
Transfers between sub-accounts (including fixed account), net	85,434	(12,903)	1,448,218	(101,642)	896,649
Contract maintenance charges	(166)	(2)	(165,356)	-	(323,015)
Adjustments to net assets allocated to contracts in payout period	-	(342)	44	(1)	53
Increase (decrease) in net assets from contract transactions	258,671	(349,879)	432,289	(829,469)	(1,004,327)
Increase (decrease) in net assets	222,256	(886,710)	(2,784,220)	(1,430,299)	(4,298,986)
Net assets at beginning of period	-	3,880,685	21,556,904	7,726,983	39,450,282
Net assets at end of period	$222,256	$2,993,975	$18,772,684	$6,296,684	$35,151,296
Beginning units	-	295,734	1,896,235	271,347	1,565,591
Units issued	25,095	9,449	223,808	5,175	133,439
Units redeemed	(18)	(36,725)	(176,502)	(33,268)	(164,799)
Ending units	25,077	268,458	1,943,541	243,254	1,534,231

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

			SAST SA	SAST SA
		SAST SA	Putnam	Putnam
	SAST SA	PineBridge	International	International	SAST SA
	PineBridge	High-Yield	Growth and	Growth and	Small Cap
	High-Yield	Bond	Income	Income	Index
	Bond Portfolio	Portfolio	Portfolio	Portfolio Class	Portfolio
	Class 1	Class 3	Class 1	3	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$596,202	$3,372,927	$130,411	$301,607	$-
Mortality and expense risk and administrative charges	(75,202)	(441,504)	(51,179)	(120,202)	(5,306)
Net investment income (loss)	521,000	2,931,423	79,232	181,405	(5,306)
Net realized gain (loss)	(28,813)	(43,661)	27,886	449,985	(10,174)
Capital gain distribution from mutual funds	-	-	222,942	581,628	-
Change in unrealized appreciation (depreciation) of investments	539,412	2,873,141	594,887	1,133,456	106,276
Increase (decrease) in net assets from operations	1,031,599	5,760,903	924,947	2,346,474	90,796
From contract transactions:
Payments received from contract owners	30,871	484,691	3,554	139,807	311,623
Payments for contract benefits or terminations	(978,282)	(3,864,816)	(415,682)	(1,309,450)	(1,888)
Transfers between sub-accounts (including fixed account), net	253,894	795,546	(2,906)	(68,510)	2,819
Contract maintenance charges	-	(316,675)	(35)	(75,897)	(1,809)
Adjustments to net assets allocated to contracts in payout period	149	(75)	(5,746)	16	-
Increase (decrease) in net assets from contract transactions	(693,368)	(2,901,329)	(420,815)	(1,314,034)	310,745
Increase (decrease) in net assets	338,231	2,859,574	504,132	1,032,440	401,541
Net assets at beginning of period	7,729,565	44,110,777	5,042,415	12,879,587	298,513
Net assets at end of period	$8,067,796	$46,970,351	$5,546,547	$13,912,027	$700,054
Beginning units	306,134	1,912,864	375,093	1,038,022	34,312
Units issued	14,883	95,106	31,245	45,234	38,126
Units redeemed	(39,394)	(210,616)	(58,870)	(140,208)	(7,115)
Ending units	281,623	1,797,354	347,468	943,048	65,323
For the Year Ended December 31, 2018
From operations:
Dividends	$579,759	$3,179,619	$185,059	$420,352	$1,240
Mortality and expense risk and administrative charges	(83,837)	(467,123)	(61,528)	(136,857)	(677)
Net investment income (loss)	495,922	2,712,496	123,531	283,495	563
Net realized gain (loss)	149,162	(72,190)	115,501	883,422	(826)
Capital gain distribution from mutual funds	-	-	-	-	9,411
Change in unrealized appreciation (depreciation) of investments	(1,043,031)	(5,026,829)	(1,402,877)	(4,080,607)	(61,005)
Increase (decrease) in net assets from operations	(397,947)	(2,386,523)	(1,163,845)	(2,913,690)	(51,857)
From contract transactions:
Payments received from contract owners	342	230,981	3,461	275,221	251,045
Payments for contract benefits or terminations	(1,309,798)	(3,799,712)	(625,778)	(1,642,738)	-
Transfers between sub-accounts (including fixed account), net	(92,398)	(687,029)	(21,132)	116,469	99,523
Contract maintenance charges	-	(323,604)	(35)	(85,241)	(198)
Adjustments to net assets allocated to contracts in payout period	-	554	10,463	7,953	-
Increase (decrease) in net assets from contract transactions	(1,401,854)	(4,578,810)	(633,021)	(1,328,336)	350,370
Increase (decrease) in net assets	(1,799,801)	(6,965,333)	(1,796,866)	(4,242,026)	298,513
Net assets at beginning of period	9,529,366	51,076,110	6,839,281	17,121,613	-
Net assets at end of period	$7,729,565	$44,110,777	$5,042,415	$12,879,587	$298,513
Beginning units	359,813	2,103,994	414,702	1,123,139	-
Units issued	13,571	57,457	15,318	112,880	35,031
Units redeemed	(67,250)	(248,587)	(54,927)	(197,997)	(719)
Ending units	306,134	1,912,864	375,093	1,038,022	34,312

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA T.
	Rowe Price	SAST SA T.			SAST SA
	Asset	Rowe Price	SAST SA	SAST SA VCP	WellsCap
	Allocation	VCP	Templeton	Dynamic	Aggressive
	Growth	Balanced	Foreign Value	Allocation	Growth
	Portfolio	Portfolio Class	Portfolio	Portfolio Class	Portfolio
	Class 3	3	Class 3	3	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$172,393	$1,825,814	$78,686	$-	$-
Mortality and expense risk and administrative charges	(114,514)	(1,289,362)	(918,566)	(19,404,009)	(57,753)
Net investment income (loss)	57,879	536,452	(839,880)	(19,404,009)	(57,753)
Net realized gain (loss)	4,130	1,368,245	658,957	9,494,368	284,204
Capital gain distribution from mutual funds	137,637	4,251,895	-	76,663,514	304,556
Change in unrealized appreciation (depreciation) of investments	1,901,210	19,090,859	9,767,521	277,200,701	984,920
Increase (decrease) in net assets from operations	2,100,856	25,247,451	9,586,598	343,954,574	1,515,927
From contract transactions:
Payments received from contract owners	15,313,899	853,213	328,065	4,272	152
Payments for contract benefits or terminations	(160,798)	(5,226,958)	(8,147,659)	(98,663,140)	(487,022)
Transfers between sub-accounts (including fixed account), net	1,717,683	(1,363,141)	4,754,112	(5,517,893)	(56,884)
Contract maintenance charges	(169,520)	(2,148,561)	(836,988)	(31,772,001)	(261)
Adjustments to net assets allocated to contracts in payout period	-	-	16	(15,761)	133
Increase (decrease) in net assets from contract transactions	16,701,264	(7,885,447)	(3,902,454)	(135,964,523)	(543,882)
Increase (decrease) in net assets	18,802,120	17,362,004	5,684,144	207,990,051	972,045
Net assets at beginning of period	3,941,723	122,461,344	90,084,229	1,836,212,781	4,144,994
Net assets at end of period	$22,743,843	$139,823,348	$95,768,373	$2,044,202,832	$5,117,039
Beginning units	420,964	10,641,294	8,523,322	136,132,980	183,493
Units issued	1,598,331	278,555	732,179	420,916	583
Units redeemed	(45,116)	(886,212)	(1,075,193)	(9,437,020)	(19,852)
Ending units	1,974,179	10,033,637	8,180,308	127,116,876	164,224
For the Year Ended December 31, 2018
From operations:
Dividends	$25,838	$3,249,651	$4,385,619	$73,603,908	$-
Mortality and expense risk and administrative charges	(5,603)	(1,261,258)	(1,012,252)	(19,911,244)	(59,630)
Net investment income (loss)	20,235	1,988,393	3,373,367	53,692,664	(59,630)
Net realized gain (loss)	(457)	619,118	2,123,646	18,769,356	365,213
Capital gain distribution from mutual funds	12,281	8,944,417	2,184,416	221,039,716	677,088
Change in unrealized appreciation (depreciation) of investments	(239,482)	(22,390,705)	(25,893,127)	(447,978,605)	(1,286,850)
Increase (decrease) in net assets from operations	(207,423)	(10,838,777)	(18,211,698)	(154,476,869)	(304,179)
From contract transactions:
Payments received from contract owners	4,049,004	8,527,908	608,245	20,309,475	7,840
Payments for contract benefits or terminations	(7,383)	(2,968,258)	(7,757,184)	(72,263,143)	(658,417)
Transfers between sub-accounts (including fixed account), net	109,687	7,064,139	7,485,078	8,367,991	(23,216)
Contract maintenance charges	(2,162)	(1,916,426)	(893,580)	(28,667,852)	(248)
Adjustments to net assets allocated to contracts in payout period	-	-	84	11,236	104
Increase (decrease) in net assets from contract transactions	4,149,146	10,707,363	(557,357)	(72,242,293)	(673,937)
Increase (decrease) in net assets	3,941,723	(131,414)	(18,769,055)	(226,719,162)	(978,116)
Net assets at beginning of period	-	122,592,758	108,853,284	2,062,931,943	5,123,110
Net assets at end of period	$3,941,723	$122,461,344	$90,084,229	$1,836,212,781	$4,144,994
Beginning units	-	9,800,465	8,526,275	141,113,472	206,946
Units issued	422,614	1,563,638	882,812	3,050,533	2,950
Units redeemed	(1,650)	(722,809)	(885,765)	(8,031,025)	(26,403)
Ending units	420,964	10,641,294	8,523,322	136,132,980	183,493

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA	SAST SA
	WellsCap	WellsCap	WellsCap
	Aggressive	Fundamental	Fundamental
	Growth	Growth	Growth
	Portfolio Class	Portfolio Class	Portfolio
	3	1	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$-
Mortality and expense risk and administrative charges	(25,997)	-	-
Net investment income (loss)	(25,997)	-	-
Net realized gain (loss)	179,615	-	-
Capital gain distribution from mutual funds	155,762	-	-
Change in unrealized appreciation (depreciation) of investments	422,610	-	-
Increase (decrease) in net assets from operations	731,990	-	-
From contract transactions:
Payments received from contract owners	270,091	-	-
Payments for contract benefits or terminations	(155,875)	-	-
Transfers between sub-accounts (including fixed account), net	(39,914)	-	-
Contract maintenance charges	(9,514)	-	-
Increase (decrease) in net assets from contract transactions	64,788	-	-
Increase (decrease) in net assets	796,778	-	-
Net assets at beginning of period	1,834,936	-	-
Net assets at end of period	$2,631,714	$-	$-
Beginning units	117,272	-	-
Units issued	37,464	-	-
Units redeemed	(32,340)	-	-
Ending units	122,396	-	-
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$-	$-
Mortality and expense risk and administrative charges	(21,496)	(92,016)	(34,096)
Net investment income (loss)	(21,496)	(92,016)	(34,096)
Net realized gain (loss)	92,682	(1,798,566)	(749,033)
Capital gain distribution from mutual funds	295,050	5,190,201	2,273,721
Change in unrealized appreciation (depreciation) of investments	(514,655)	(2,095,922)	(962,081)
Increase (decrease) in net assets from operations	(148,419)	1,203,697	528,511
From contract transactions:
Payments received from contract owners	129,638	49,731	81,364
Payments for contract benefits or terminations	(213,845)	(822,177)	(398,270)
Transfers between sub-accounts (including fixed account), net	153,622	(10,351,954)	(4,767,604)
Contract maintenance charges	(9,053)	(190)	(16,050)
Adjustments to net assets allocated to contracts in payout period	-	(1,087)	804
Increase (decrease) in net assets from contract transactions	60,362	(11,125,677)	(5,099,756)
Increase (decrease) in net assets	(88,057)	(9,921,980)	(4,571,245)
Net assets at beginning of period	1,922,993	9,921,980	4,571,245
Net assets at end of period	$1,834,936	$-	$-
Beginning units	113,188	421,879	309,245
Units issued	20,876	6,393	24,940
Units redeemed	(16,792)	(428,272)	(334,185)
Ending units	117,272	-	-

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.Organization

Variable Annuity Account Seven (the Separate Account) is a segregated investment account established by American General Life Insurance Company (the Company) to receive and invest premium payments from variable annuity contracts issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

The Separate Account includes the following variable annuity products:

Polaris II A-Class	Polaris Platinum O-Series
Polaris II A-Class Platinum Series	Polaris Plus
Polaris II Asset Manager

The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms, and financial institutions. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub- account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open- ended management investment companies and the names below them are the names of the sub- accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2019 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

American Funds Insurance Series (American Funds IS)
American Funds IS Asset Allocation Fund Class 2	American Funds IS Global Small Capitalization Fund Class 4
American Funds IS Asset Allocation Fund Class 4	American Funds IS Growth Fund Class 2
American Funds IS Bond Fund Class 4	American Funds IS Growth Fund Class 4
American Funds IS Capital Income Builder Class 4	American Funds IS Growth-Income Fund Class 2
American Funds IS Global Bond Fund Class 4	American Funds IS Growth-Income Fund Class 4
American Funds IS Global Growth Fund Class 2	American Funds IS International Fund Class 4
American Funds IS Global Growth Fund Class 4
Anchor Series Trust (AST)(a)
AST SA BlackRock Multi-Asset Income Portfolio Class 3(f)	AST SA Wellington Government and Quality Bond Portfolio Class 3
AST SA PGI Asset Allocation Portfolio Class 1	AST SA Wellington Growth Portfolio Class 1(c)
AST SA PGI Asset Allocation Portfolio Class 3	AST SA Wellington Growth Portfolio Class 3(c)
AST SA Wellington Capital Appreciation Portfolio Class 1	AST SA Wellington Natural Resources Portfolio Class 3(d)
AST SA Wellington Capital Appreciation Portfolio Class 3	AST SA Wellington Strategic Multi-Asset Portfolio Class 3
AST SA Wellington Government and Quality Bond Portfolio Class 1
Franklin Templeton Variable Insurance Products Trust (FTVIP)
FTVIP Franklin Allocation VIP Fund Class 2(b)	FTVIP Franklin Rising Dividends VIP Fund Class 2
FTVIP Franklin Income VIP Fund Class 2	FTVIP Franklin Strategic Income VIP Fund Class 2
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	FTVIP Templeton Global Bond VIP Fund Class 2
Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT Government Money Market Fund Service Class

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series II	Invesco V.I. Equity and Income Fund Series II
Invesco V.I. American Value Fund Series II	Invesco V.I. Growth and Income Fund Series II
Invesco V.I. Comstock Fund Series II
Lord Abbett Series Fund, Inc. (Lord Abbett)
Lord Abbett Bond Debenture Portfolio Class VC	Lord Abbett Mid Cap Stock Portfolio Class VC
Lord Abbett Developing Growth Portfolio Class VC	Lord Abbett Total Return Portfolio Class VC
Lord Abbett Growth and Income Portfolio Class VC
PIMCO Variable Insurance Trust (PIMCO)
PIMCO Total Return Portfolio Advisor Class(g)
Seasons Series Trust (SST)(a)
SST SA Allocation Balanced Portfolio Class 3	SST SA Allocation Moderate Portfolio Class 3
SST SA Allocation Growth Portfolio Class 3	SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3
SST SA Allocation Moderate Growth Portfolio Class 3	SST SA Wellington Real Return Portfolio Class 3
SunAmerica Series Trust (SAST)(a)
SAST SA AB Growth Portfolio Class 1	SAST SA JPMorgan Equity-Income Portfolio Class 1
SAST SA AB Growth Portfolio Class 3	SAST SA JPMorgan Equity-Income Portfolio Class 3
SAST SA AB Small & Mid Cap Value Portfolio Class 3	SAST SA JPMorgan Global Equities Portfolio Class 1
SAST SA American Funds VCP Managed Allocation Portfolio Class 3(h)	SAST SA JPMorgan Global Equities Portfolio Class 3
SAST SA Boston Company Capital Growth Portfolio Class 1(e)	SAST SA JPMorgan MFS Core Bond Portfolio Class 1
SAST SA Boston Company Capital Growth Portfolio Class 3(e)	SAST SA JPMorgan MFS Core Bond Portfolio Class 3
SAST SA Columbia Technology Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1
SAST SA Columbia Technology Portfolio Class 3	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3
SAST SA DFA Ultra Short Bond Portfolio Class 1	SAST SA Large Cap Growth Index Portfolio Class 3(j)
SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA Large Cap Index Portfolio Class 1
SAST SA Dogs of Wall Street Portfolio Class 1	SAST SA Large Cap Index Portfolio Class 3
SAST SA Dogs of Wall Street Portfolio Class 3	SAST SA Large Cap Value Index Portfolio Class 3(j)
SAST SA Emerging Markets Equity Index Portfolio Class 3(j)	SAST SA Legg Mason BW Large Cap Value Portfolio Class 1
SAST SA Federated Corporate Bond Portfolio Class 1	SAST SA Legg Mason BW Large Cap Value Portfolio Class 3
SAST SA Federated Corporate Bond Portfolio Class 3	SAST SA Legg Mason Tactical Opportunities Class 3
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3(i)	SAST SA MFS Blue Chip Growth Portfolio Class 1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	SAST SA MFS Blue Chip Growth Portfolio Class 3
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1
SAST SA Fixed Income Index Portfolio Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3
SAST SA Fixed Income Intermediate Index Portfolio Class 3	SAST SA MFS Telecom Utility Portfolio Class 1(k)
SAST SA Franklin Small Company Value Portfolio Class 1	SAST SA MFS Telecom Utility Portfolio Class 3(k)
SAST SA Franklin Small Company Value Portfolio Class 3	SAST SA MFS Total Return Portfolio Class 1
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3(f)	SAST SA MFS Total Return Portfolio Class 3
SAST SA Global Index Allocation 60-40 Portfolio Class 3(j)	SAST SA Mid Cap Index Portfolio Class 3
SAST SA Global Index Allocation 75-25 Portfolio Class 3(j)	SAST SA Morgan Stanley International Equities Portfolio Class 1
SAST SA Global Index Allocation 90-10 Portfolio Class 3(j)	SAST SA Morgan Stanley International Equities Portfolio Class 3
SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1
SAST SA Goldman Sachs Global Bond Portfolio Class 3	SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	SAST SA PineBridge High-Yield Bond Portfolio Class 1
SAST SA Index Allocation 60-40 Portfolio Class 3	SAST SA PineBridge High-Yield Bond Portfolio Class 3
SAST SA Index Allocation 80-20 Portfolio Class 3	SAST SA Putnam International Growth and Income Portfolio Class 1
SAST SA Index Allocation 90-10 Portfolio Class 3	SAST SA Putnam International Growth and Income Portfolio Class 3
SAST SA International Index Portfolio Class 3	SAST SA Small Cap Index Portfolio Class 3
SAST SA Invesco Growth Opportunities Portfolio Class 1	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3
SAST SA Invesco Growth Opportunities Portfolio Class 3	SAST SA T. Rowe Price VCP Balanced Portfolio Class 3
SAST SA Invesco VCP Equity-Income Portfolio Class 3	SAST SA Templeton Foreign Value Portfolio Class 3
SAST SA Janus Focused Growth Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	SAST SA WellsCap Aggressive Growth Portfolio Class 1

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SunAmerica Series Trust (SAST)(a)
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 3
SAST SA JPMorgan Emerging Markets Portfolio Class 1	SAST SA WellsCap Fundamental Growth Portfolio Class 1(l)
SAST SA JPMorgan Emerging Markets Portfolio Class 3	SAST SA WellsCap Fundamental Growth Portfolio Class 3(l)

(a)These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust, Seasons Series Trust, and SunAmerica Series Trust.

(b)Formerly Franklin Founding Funds Allocation VIP Fund.

(c)The AST SA Wellington Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

(d)The AST SA Wellington Natural Resources Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

(e)The SAST SA Boston Company Capital Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

(f)Fund had no activity during the current year.

(g)For the period October 7, 2019 (commencement of operations) to December 31, 2019.

(h)For the period August 21, 2019 (commencement of operations) to December 31, 2019.

(i)For the period May 1, 2019 (commencement of operations) to December 31, 2019.

(j)For the periods May 1, 2018 (commencement of operations) to December 31, 2018 and January 1, 2019 to December 31, 2019.

(k)The SAST SA MFS Telecom Utility Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA Legg Mason BW Large Cap Value Portfolio.

(l)The SAST SA WellsCap Fundamental Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company's assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2.Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

An assumed interest rate of 3.50 percent is used in determining annuity payments for all products.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3.Fair Value Measurements

Assets recorded at fair value in the Separate Account's Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of valuation inputs:

∙Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

∙Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

∙Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2019 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2019, and respective hierarchy levels.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.Expenses

Expense charges are applied against the current value of the Separate Account and are paid as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and distribution charges are calculated daily, at an annual rate, on the actual prior day's net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The distribution expense charge covers all expenses associated with the distribution of the contract. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued and the death benefits elected for each product. Expense charges for each product are as follows:

Products	Separate Account Annual Charges*
Polaris II A-Class	0.85% or 1.10%
Polaris II A-Class Platinum Series	0.85% or 1.10%
Polaris II Asset Manager	0.85% or 1.10%
Polaris Platinum O-Series	0.95% or 1.20%
Polaris Plus	0.85% or 1.25%

*The distribution charge is deducted at an annual rate of 0.15 percent of the net asset value of each portfolio and is included in the respective separate account annual charge rate.

Contract Maintenance Charge: During the accumulation phase, an annual contract maintenance charge is assessed by the Company on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by the Company related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The contract maintenance charge ranges from $35 to $50 for certain contracts. No contract maintenance charge is assessed under the Polaris II A-Class, Polaris II Asset Manager and Polaris Plus contracts.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Withdrawal charges may be assessed for withdrawals in excess of the free withdrawal amount as defined in the contracts. Withdrawal amounts in excess of the free withdrawal amount are assessed withdrawal charges based on tables of charges applicable to specific contracts.

The maximum withdrawal charge of 6 percent for Polaris Platinum O-Series and Polaris Plus and 0.50 percent for Polaris II A-Class Platinum Series is assessed on amount withdrawn in excess of free withdrawal amount. There are no withdrawal charges under the Polaris II A-Class and Polaris II Asset Manager contracts.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer in excess of the maximum transactions allowed for the product.

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sales Charge: For certain products, an up-front sales charge may be applied against the gross purchase payments made on the contract. The sales charge is calculated as a percentage of the gross purchase payment invested, depending on the investment amount and is paid to the Company. The sales charge is paid to the Company and included as part of the payments received from contract owners line of the Statements of Operations and Changes in Net Assets.

The sales charge ranges from 0.50 percent to 5.75 percent and is assessed on the Polaris II A-Class and the Polaris II A-Class Platinum Series contracts.

Premium Based Charge: For certain products, an up-front sales charge is applied against the gross purchase payments made on the contract. The sales charge is calculated as a percentage of the gross purchase payment invested, depending on the investment amount and the year of receipt, and is deducted from the contract value on a quarterly basis over a period of seven years. The premium based charge is paid to the Company by redemption of units outstanding and included as part of the payments for contract benefits or terminations line of the Statements of Operations and Changes in Net Assets.

The premium based charge ranges from 1.25 percent to 5.00 percent and is assessed on the Polaris Platinum O- Series contract.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes upon receipt of a purchase payment or upon surrender of the contract.

Income Protector Fee: The optional Income Protector Program provides a guaranteed fixed minimum retirement income upon annuitization. The fee is calculated as a percentage of the income benefit base, as defined in the prospectus, and is deducted annually from the contract value. The income benefit base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees, and charges. The income protector fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The fee for Income Protector Program is 0.15 percent or 0.30 percent and is offered under the Polaris Plus contract.

MarketLock, MarketLock for Life Plus, MarketLock Income Plus, and MarketLock for Life Fee: These optional features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period.

∙MarketLock

The annual fee is calculated as a percentage of the maximum anniversary value benefit base and deducted quarterly from the contract value. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals, or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

∙MarketLock for Life Plus and MarketLock Income Plus

The annual fee is calculated as a percentage of the income base and deducted quarterly from the contract value. The income base is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100 percent of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

years 2-5 over the first year purchase payments. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The annual fees for the optional features discussed above are as follows (Note: if Extension of the evaluation period is elected, an additional 0.10 percent – 0.25 percent is added to the Annual Fee):

Optional Features	Products Offered	Annual Fees
MarketLock	Polaris II A-Class Platinum Series	0.50% to 0.75%
MarketLock for Life Plus	Polaris II A-Class Platinum Series	0.70% to 0.75% for one covered person
0.95% to 1.00% for two covered persons
MarketLock Income Plus	Polaris II A-Class Platinum Series	0.85% to 1.10% for one covered person
1.10% to 1.35% for two covered persons

SunAmerica Income Plus, Polaris Income Builder, Polaris Income Builder Daily and Polaris Income Builder Daily Flex Fee: This optional feature provides a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The annual fee is calculated as a percentage of the maximum anniversary value benefit base and is deducted quarterly from the contract value. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the applicable time period, adjusted for withdrawals plus a credit, if eligible, the maximum anniversary date contract value, step-up value or minimum income base, as applicable depending on the feature elected. The fee may change after the first year based on an index of market volatility. The annual fee for this optional feature is paid by redemption of units outstanding and included as part of the payments for contract benefits or terminations line of the Statements of Operations and Changes in Net Assets.

The annual fees for the optional features discussed above are as follows:

Optional Features	Products Offered	Annual Fees
SunAmerica Income Plus	Polaris Platinum O-Series	0.60% to 2.20% for one covered person
0.60% to 2.70% for two covered persons
Polaris Income Builder	Polaris Platinum O-Series	0.60% to 2.20% for one covered person
0.60% to 2.70% for two covered persons
Polaris Income Builder Daily	Polaris Platinum O-Series	0.60% to 2.50% for one covered person
0.60% to 2.50% for two covered persons
Polaris Income Builder Daily Flex	Polaris Platinum O-Series	0.60% to 2.50% for one covered person
0.60% to 2.50% for two covered persons

5.Purchases and Sales of Investments

For the year ended December 31, 2019, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
American Funds IS Asset Allocation Fund Class 2	$31,003,280	$41,075,283
American Funds IS Asset Allocation Fund Class 4	58,919,695	1,547,114
American Funds IS Bond Fund Class 4	8,414,328	812,309
American Funds IS Capital Income Builder Class 4	5,354,855	1,251,614
American Funds IS Global Bond Fund Class 4	1,889,002	298,889
American Funds IS Global Growth Fund Class 2	21,849,254	49,782,703
American Funds IS Global Growth Fund Class 4	4,770,333	1,686,848
American Funds IS Global Small Capitalization Fund Class 4	2,234,084	469,410
American Funds IS Growth Fund Class 2	31,038,581	35,532,900
American Funds IS Growth Fund Class 4	14,365,361	2,441,055
American Funds IS Growth-Income Fund Class 2	48,508,157	47,929,282
American Funds IS Growth-Income Fund Class 4	20,408,292	2,030,019
American Funds IS International Fund Class 4	3,045,982	396,601
AST SA PGI Asset Allocation Portfolio Class 1	589,001	1,437,054
AST SA PGI Asset Allocation Portfolio Class 3	1,319,222	2,322,220

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
AST SA Wellington Capital Appreciation Portfolio Class 1	$12,384,083	$9,917,771
AST SA Wellington Capital Appreciation Portfolio Class 3	40,056,173	31,313,321
AST SA Wellington Government and Quality Bond Portfolio Class 1	2,365,682	3,790,409
AST SA Wellington Government and Quality Bond Portfolio Class 3	24,755,498	20,313,906
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	2,189,588	53,737
FTVIP Franklin Allocation VIP Fund Class 2	3,652,656	2,695,498
FTVIP Franklin Income VIP Fund Class 2	6,376,131	5,002,514
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	1,905,139	716,530
FTVIP Franklin Rising Dividends VIP Fund Class 2	6,499,655	834,003
FTVIP Franklin Strategic Income VIP Fund Class 2	1,072,504	219,958
FTVIP Templeton Global Bond VIP Fund Class 2	994,310	175,351
Goldman Sachs VIT Government Money Market Fund Service Class	10,602,722	9,799,581
Invesco V.I. American Franchise Fund Series II	1,766,448	1,577,974
Invesco V.I. American Value Fund Series II	792,802	123,831
Invesco V.I. Comstock Fund Series II	39,278,047	33,471,876
Invesco V.I. Equity and Income Fund Series II	3,682,234	523,191
Invesco V.I. Growth and Income Fund Series II	32,798,180	35,377,325
Lord Abbett Bond Debenture Portfolio Class VC	5,710,989	361,339
Lord Abbett Developing Growth Portfolio Class VC	677,223	143,452
Lord Abbett Growth and Income Portfolio Class VC	7,780,466	11,251,959
Lord Abbett Mid Cap Stock Portfolio Class VC	3,066,632	6,753,413
Lord Abbett Total Return Portfolio Class VC	5,263,921	466,649
PIMCO Total Return Portfolio Advisor Class	9,858	3,176
SST SA Allocation Balanced Portfolio Class 3	3,745,033	122,499
SST SA Allocation Growth Portfolio Class 3	7,255,014	57,367
SST SA Allocation Moderate Growth Portfolio Class 3	5,848,931	242,320
SST SA Allocation Moderate Portfolio Class 3	2,381,346	57,722
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	715,261	21,506
SST SA Wellington Real Return Portfolio Class 3	10,060,369	8,455,450
SAST SA AB Growth Portfolio Class 1	4,482,820	8,414,059
SAST SA AB Growth Portfolio Class 3	3,474,366	6,916,980
SAST SA AB Small & Mid Cap Value Portfolio Class 3	2,896,600	5,145,354
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	11,282	2,664
SAST SA Columbia Technology Portfolio Class 1	176,005	204,471
SAST SA Columbia Technology Portfolio Class 3	1,187,688	892,939
SAST SA DFA Ultra Short Bond Portfolio Class 1	4,387,951	4,390,832
SAST SA DFA Ultra Short Bond Portfolio Class 3	6,144,690	3,806,642
SAST SA Dogs of Wall Street Portfolio Class 1	1,147,357	1,841,464
SAST SA Dogs of Wall Street Portfolio Class 3	5,289,423	5,972,099
SAST SA Emerging Markets Equity Index Portfolio Class 3	482,516	61,553
SAST SA Federated Corporate Bond Portfolio Class 1	3,523,716	4,823,145
SAST SA Federated Corporate Bond Portfolio Class 3	20,779,946	22,562,067
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	81,451	812
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	154,944	436,849
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	1,475,472	3,621,306
SAST SA Fixed Income Index Portfolio Class 3	528,136	8,176
SAST SA Fixed Income Intermediate Index Portfolio Class 3	516,843	14,966
SAST SA Franklin Small Company Value Portfolio Class 1	430,722	267,039
SAST SA Franklin Small Company Value Portfolio Class 3	6,993,936	4,962,735
SAST SA Global Index Allocation 60-40 Portfolio Class 3	2,851,955	241,673
SAST SA Global Index Allocation 75-25 Portfolio Class 3	2,231,724	58,801
SAST SA Global Index Allocation 90-10 Portfolio Class 3	3,344,880	284,289
SAST SA Goldman Sachs Global Bond Portfolio Class 1	321,997	1,052,164
SAST SA Goldman Sachs Global Bond Portfolio Class 3	5,612,708	5,399,180
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	459,007	33,786
SAST SA Index Allocation 60-40 Portfolio Class 3	5,037,707	68,307
SAST SA Index Allocation 80-20 Portfolio Class 3	6,213,701	146,713
SAST SA Index Allocation 90-10 Portfolio Class 3	10,951,176	137,352
SAST SA International Index Portfolio Class 3	144,900	4,903
SAST SA Invesco Growth Opportunities Portfolio Class 1	762,887	449,174

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
SAST SA Invesco Growth Opportunities Portfolio Class 3	$3,783,127	$3,827,331
SAST SA Invesco VCP Equity-Income Portfolio Class 3	6,439,899	7,318,402
SAST SA Janus Focused Growth Portfolio Class 3	1,980,793	5,208,879
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	1,672,210	2,098,306
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	7,979,902	2,710,486
SAST SA JPMorgan Emerging Markets Portfolio Class 1	392,093	1,047,810
SAST SA JPMorgan Emerging Markets Portfolio Class 3	2,593,185	2,518,059
SAST SA JPMorgan Equity-Income Portfolio Class 1	2,672,060	2,387,370
SAST SA JPMorgan Equity-Income Portfolio Class 3	12,791,153	10,552,315
SAST SA JPMorgan Global Equities Portfolio Class 1	516,786	494,334
SAST SA JPMorgan Global Equities Portfolio Class 3	1,324,594	465,468
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	2,680,383	2,210,734
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	30,697,091	19,767,559
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	757,882	1,478,832
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	7,900,503	6,861,173
SAST SA Large Cap Growth Index Portfolio Class 3	194,362	3,726
SAST SA Large Cap Index Portfolio Class 1	41,459	947,009
SAST SA Large Cap Index Portfolio Class 3	757,995	17,193
SAST SA Large Cap Value Index Portfolio Class 3	223,420	37,320
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	4,612,109	5,261,148
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	11,498,557	14,384,688
SAST SA Legg Mason Tactical Opportunities Class 3	817,897	45,123
SAST SA MFS Blue Chip Growth Portfolio Class 1	435,119	361,599
SAST SA MFS Blue Chip Growth Portfolio Class 3	6,310,502	3,566,363
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	659,898	521,913
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	16,559,792	20,327,164
SAST SA MFS Total Return Portfolio Class 1	3,555,073	6,782,387
SAST SA MFS Total Return Portfolio Class 3	12,812,432	12,855,788
SAST SA Mid Cap Index Portfolio Class 3	556,750	11,499
SAST SA Morgan Stanley International Equities Portfolio Class 1	211,993	578,477
SAST SA Morgan Stanley International Equities Portfolio Class 3	1,970,138	2,346,836
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1	843,404	1,309,602
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	4,897,325	6,171,698
SAST SA PineBridge High-Yield Bond Portfolio Class 1	921,173	1,093,541
SAST SA PineBridge High-Yield Bond Portfolio Class 3	5,243,185	5,213,090
SAST SA Putnam International Growth and Income Portfolio Class 1	768,392	887,034
SAST SA Putnam International Growth and Income Portfolio Class 3	1,359,888	1,910,889
SAST SA Small Cap Index Portfolio Class 3	380,205	74,768
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	17,107,661	210,879
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	8,109,998	11,207,098
SAST SA Templeton Foreign Value Portfolio Class 3	7,051,511	11,793,845
SAST SA VCP Dynamic Allocation Portfolio Class 3	77,326,763	156,031,782
SAST SA WellsCap Aggressive Growth Portfolio Class 1	314,565	611,645
SAST SA WellsCap Aggressive Growth Portfolio Class 3	841,474	646,921

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2019, follows:

		December 31, 2019			For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	9,737,895	33.78	35.53	344,199,433	1.91	0.85	1.20	19.79	20.21
American Funds IS Asset Allocation Fund Class 4	7,631,406	13.67	13.83	105,199,155	2.07	0.95	1.20	19.48	19.78
American Funds IS Bond Fund Class 4	1,967,476	10.75	10.88	21,259,036	2.66	0.95	1.20	7.78	8.05
American Funds IS Capital Income Builder Class 4	2,037,472	11.38	11.52	23,311,952	2.69	0.95	1.20	16.22	16.51
American Funds IS Global Bond Fund Class 4	507,176	10.49	10.61	5,344,025	1.46	0.95	1.20	6.25	6.52
American Funds IS Global Growth Fund Class 2	5,388,171	54.99	57.87	308,999,278	1.12	0.85	1.20	33.66	34.13
American Funds IS Global Growth Fund Class 4	1,415,010	14.73	14.90	20,937,528	1.04	0.95	1.20	33.27	33.60
American Funds IS Global Small Capitalization Fund Class 4	535,291	13.16	13.31	7,076,405	0.01	0.95	1.20	29.68	30.00
American Funds IS Growth Fund Class 2	4,350,098	57.43	60.42	260,426,959	0.75	0.85	1.20	29.21	29.67
American Funds IS Growth Fund Class 4	2,680,397	17.03	17.22	45,837,341	0.62	0.95	1.20	28.88	29.21
American Funds IS Growth-Income Fund Class 2	8,681,700	44.53	46.91	403,819,990	1.67	0.85	1.20	24.63	25.07
American Funds IS Growth-Income Fund Class 4	4,372,951	15.31	15.49	67,263,097	1.64	0.95	1.20	24.35	24.66
American Funds IS International Fund Class 4	927,413	11.96	12.10	11,141,460	1.43	0.95	1.20	21.20	21.51
AST SA PGI Asset Allocation Portfolio Class 1	205,269	29.29	52.04	7,460,478	2.84	0.85	1.25	19.00	19.48
AST SA PGI Asset Allocation Portfolio Class 3	576,543	26.80	28.30	16,147,155	2.62	0.85	1.20	18.77	19.19
AST SA Wellington Capital Appreciation Portfolio Class 1	1,141,179	55.81	167.09	73,319,184	0.00	0.85	1.25	29.54	30.06
AST SA Wellington Capital Appreciation Portfolio Class 3	3,510,575	50.89	53.95	186,618,939	0.00	0.85	1.20	29.28	29.73
AST SA Wellington Government and Quality Bond Portfolio Class 1	1,234,787	19.27	23.74	24,548,927	2.58	0.85	1.25	5.99	6.41
AST SA Wellington Government and Quality Bond Portfolio Class 3	10,352,414	17.62	18.63	189,392,789	2.36	0.85	1.20	5.78	6.15
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	213,919	12.17	12.27	2,619,424	0.00	0.95	1.20	17.46	17.75
FTVIP Franklin Allocation VIP Fund Class 2	1,532,247	15.61	16.20	24,531,568	3.58	0.85	1.20	18.43	18.84
FTVIP Franklin Income VIP Fund Class 2	2,701,418	16.85	17.48	46,444,355	5.43	0.85	1.20	14.67	15.08
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	729,869	11.50	11.64	8,425,143	1.71	0.95	1.20	22.88	23.19
FTVIP Franklin Rising Dividends VIP Fund Class 2	1,113,288	15.46	15.64	17,287,768	1.22	0.95	1.20	27.69	28.01
FTVIP Franklin Strategic Income VIP Fund Class 2	264,192	10.65	10.77	2,826,636	4.91	0.95	1.20	6.77	7.03
FTVIP Templeton Global Bond VIP Fund Class 2	282,537	9.76	9.88	2,770,788	6.72	0.95	1.20	0.80	1.05
Goldman Sachs VIT Government Money Market Fund Service Class	608,035	9.95	10.08	6,092,039	1.88	0.85	1.20	0.66	1.01
Invesco V.I. American Franchise Fund Series II	269,168	28.66	30.16	7,971,840	0.00	0.85	1.20	34.80	35.27
Invesco V.I. American Value Fund Series II	255,974	11.29	11.42	2,897,785	0.45	0.95	1.20	23.22	23.53
Invesco V.I. Comstock Fund Series II	8,806,010	28.15	29.69	258,247,828	1.72	0.85	1.20	23.45	23.88
Invesco V.I. Equity and Income Fund Series II	956,401	12.43	12.58	11,950,586	2.51	0.95	1.20	18.58	18.87
Invesco V.I. Growth and Income Fund Series II	8,175,388	30.61	32.36	261,206,540	1.58	0.85	1.20	23.36	23.79
Lord Abbett Bond Debenture Portfolio Class VC	1,244,734	11.93	12.07	14,928,516	4.61	0.95	1.20	12.00	12.28
Lord Abbett Developing Growth Portfolio Class VC	103,731	14.39	14.55	1,499,117	0.00	0.95	1.20	30.19	30.52
Lord Abbett Growth and Income Portfolio Class VC	3,238,581	24.74	26.07	83,894,466	1.64	0.85	1.20	21.03	21.46
Lord Abbett Mid Cap Stock Portfolio Class VC	2,150,594	25.54	26.88	57,362,542	0.93	0.85	1.20	21.18	21.60
Lord Abbett Total Return Portfolio Class VC	1,137,269	10.81	10.93	12,351,787	3.17	0.95	1.20	7.12	7.38
PIMCO Total Return Portfolio Advisor Class	667		9.90	6,599	0.58		0.85		-1.01
SST SA Allocation Balanced Portfolio Class 3	379,792	11.17	11.20	4,251,395	2.44	0.95	1.20	14.64	14.93
SST SA Allocation Growth Portfolio Class 3	759,907	11.43	11.46	8,708,330	0.01	0.95	1.20	22.03	22.34
SST SA Allocation Moderate Growth Portfolio Class 3	554,445	11.33	11.36	6,297,073	2.38	0.95	1.20	19.17	19.47
SST SA Allocation Moderate Portfolio Class 3	239,552	11.27	11.30	2,704,289	2.52	0.95	1.20	17.33	17.62
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	110,231	13.00	13.10	1,444,014	1.50	0.95	1.20	18.38	18.67
SST SA Wellington Real Return Portfolio Class 3	6,986,716	12.20	12.55	86,705,611	0.33	0.85	1.20	4.28	4.64
SAST SA AB Growth Portfolio Class 1	1,329,701	28.88	113.19	65,668,482	0.00	0.85	1.25	33.20	33.73
SAST SA AB Growth Portfolio Class 3	1,596,988	26.35	27.89	43,666,171	0.00	0.85	1.20	32.94	33.41
SAST SA AB Small & Mid Cap Value Portfolio Class 3	2,011,468	22.79	23.80	47,173,477	0.00	0.85	1.20	18.29	18.71
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	640		14.23	9,109	0.24		0.85		17.48
SAST SA Columbia Technology Portfolio Class 1	100,027	8.62	9.04	894,705	0.00	0.85	1.10	53.95	54.33
SAST SA Columbia Technology Portfolio Class 3	569,357	8.19	8.72	4,805,152	0.00	0.85	1.20	53.25	53.79
SAST SA DFA Ultra Short Bond Portfolio Class 1	623,909	11.24	12.68	7,174,747	1.79	0.85	1.25	1.00	1.41
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,423,405	10.23	10.85	15,220,549	1.88	0.85	1.20	0.78	1.13
SAST SA Dogs of Wall Street Portfolio Class 1	119,009	39.53	48.36	5,227,062	2.49	0.85	1.25	23.24	23.73
SAST SA Dogs of Wall Street Portfolio Class 3	967,588	44.24	46.75	44,231,662	2.41	0.85	1.20	23.02	23.45
SAST SA Emerging Markets Equity Index Portfolio Class 3	53,668	9.97	10.03	536,290	0.00	0.85	1.20	16.97	17.38
SAST SA Federated Corporate Bond Portfolio Class 1	1,198,915	30.39	35.85	36,631,899	5.23	0.85	1.25	13.45	13.90
SAST SA Federated Corporate Bond Portfolio Class 3	7,146,536	27.78	29.38	207,252,486	5.01	0.85	1.20	13.23	13.62
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	7,675	11.09	11.10	85,142	0.30	0.95	1.10	10.91	11.02
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	73,121	45.43	56.92	3,756,965	2.44	0.85	1.25	24.65	25.15
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	320,409	52.02	54.97	17,328,124	2.02	0.85	1.20	24.46	24.90
SAST SA Fixed Income Index Portfolio Class 3	68,656	10.85	10.91	745,990	0.23	0.85	1.20	7.50	7.88

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2019			For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Fixed Income Intermediate Index Portfolio Class 3	55,266	10.60	10.66	587,337	0.17	0.85	1.20	4.72	5.08
SAST SA Franklin Small Company Value Portfolio Class 1	52,108		55.24	2,878,371	0.99		1.25		24.85
SAST SA Franklin Small Company Value Portfolio Class 3	1,813,603	19.83	20.68	36,962,824	0.73	0.85	1.20	24.67	25.11
SAST SA Global Index Allocation 60-40 Portfolio Class 3	313,936	10.88	10.93	3,426,776	0.00	0.95	1.20	16.46	16.76
SAST SA Global Index Allocation 75-25 Portfolio Class 3	332,770	10.89	10.94	3,636,504	0.00	0.95	1.20	18.94	19.24
SAST SA Global Index Allocation 90-10 Portfolio Class 3	421,909	10.88	10.93	4,609,074	0.00	0.95	1.20	21.53	21.83
SAST SA Goldman Sachs Global Bond Portfolio Class 1	385,341	18.68	24.32	7,393,002	0.00	0.85	1.25	5.54	5.96
SAST SA Goldman Sachs Global Bond Portfolio Class 3	3,083,702	17.07	18.05	54,664,449	0.00	0.85	1.20	5.34	5.71
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	42,948	10.75	10.81	463,435	3.12	0.85	1.20	17.40	17.81
SAST SA Index Allocation 60-40 Portfolio Class 3	621,006	11.26	11.32	7,013,142	0.00	0.85	1.20	18.14	18.56
SAST SA Index Allocation 80-20 Portfolio Class 3	764,353	11.38	11.42	8,728,938	0.00	0.95	1.20	22.17	22.48
SAST SA Index Allocation 90-10 Portfolio Class 3	1,266,108	11.40	11.45	14,492,608	0.00	0.95	1.20	24.04	24.35
SAST SA International Index Portfolio Class 3	19,658	10.11	10.16	198,838	0.09	0.95	1.20	19.41	19.71
SAST SA Invesco Growth Opportunities Portfolio Class 1	131,216	15.11	15.27	1,983,962	0.00	0.85	1.10	27.56	27.88
SAST SA Invesco Growth Opportunities Portfolio Class 3	1,332,305	14.61	14.63	19,407,559	0.00	0.85	1.20	27.16	27.60
SAST SA Invesco VCP Equity-Income Portfolio Class 3	8,377,590	13.78	14.11	117,284,856	1.48	0.85	1.20	15.56	15.97
SAST SA Janus Focused Growth Portfolio Class 3	1,101,781	25.96	27.09	29,298,061	0.00	0.85	1.20	34.33	34.80
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	574,628	19.67	32.05	15,062,788	2.23	0.85	1.25	17.49	17.96
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	2,029,324	17.87	19.01	37,661,186	2.12	0.85	1.20	17.30	17.71
SAST SA JPMorgan Emerging Markets Portfolio Class 1	151,214	22.56	29.07	3,835,637	2.96	0.85	1.25	19.63	20.11
SAST SA JPMorgan Emerging Markets Portfolio Class 3	805,895	26.60	28.08	22,077,912	2.90	0.85	1.20	19.36	19.78
SAST SA JPMorgan Equity-Income Portfolio Class 1	389,727	25.33	75.00	18,673,546	2.59	0.85	1.25	25.58	26.08
SAST SA JPMorgan Equity-Income Portfolio Class 3	3,986,435	23.05	24.48	95,079,646	2.39	0.85	1.20	25.32	25.76
SAST SA JPMorgan Global Equities Portfolio Class 1	167,835	17.39	37.28	4,112,625	2.29	0.85	1.25	18.40	18.88
SAST SA JPMorgan Global Equities Portfolio Class 3	390,234	15.95	16.80	6,395,859	2.17	0.85	1.20	18.15	18.56
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	732,162	23.46	32.97	17,364,009	3.01	0.85	1.25	8.11	8.54
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	10,392,176	21.44	22.65	231,012,768	2.76	0.85	1.20	7.73	8.11
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	192,118	27.60	28.93	5,516,498	0.00	0.85	1.10	38.05	38.40
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	1,466,954	26.45	27.97	39,989,475	0.00	0.85	1.20	37.59	38.07
SAST SA Large Cap Growth Index Portfolio Class 3	19,131	12.35	12.41	236,726	0.02	0.95	1.20	28.84	29.16
SAST SA Large Cap Index Portfolio Class 1	432,745		25.17	10,892,439	0.04		1.25		29.30
SAST SA Large Cap Index Portfolio Class 3	76,991	12.24	12.29	943,701	0.02	0.95	1.20	29.06	29.38
SAST SA Large Cap Value Index Portfolio Class 3	18,999	12.06	12.13	229,766	0.02	0.85	1.20	29.68	30.13
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	1,142,644	33.93	82.09	43,746,873	2.12	0.85	1.25	24.13	24.62
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	3,299,989	30.95	32.78	106,662,755	1.87	0.85	1.20	23.89	24.32
SAST SA Legg Mason Tactical Opportunities Class 3	79,520	10.98	11.02	876,245	2.54	0.95	1.20	16.88	17.17
SAST SA MFS Blue Chip Growth Portfolio Class 1	100,006	15.69	16.37	1,625,271	0.68	0.85	1.10	30.77	31.10
SAST SA MFS Blue Chip Growth Portfolio Class 3	2,041,453	14.86	15.82	31,171,608	0.38	0.85	1.20	30.30	30.75
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	145,506	28.34	29.70	4,307,591	0.93	0.85	1.10	30.35	30.68
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	4,601,594	26.80	28.69	128,550,588	0.66	0.85	1.20	29.93	30.39
SAST SA MFS Total Return Portfolio Class 1	1,721,052	29.31	30.73	52,603,499	2.40	0.85	1.10	19.04	19.34
SAST SA MFS Total Return Portfolio Class 3	4,378,400	28.06	29.68	128,564,427	2.19	0.85	1.20	18.62	19.04
SAST SA Mid Cap Index Portfolio Class 3	78,620	10.96	11.03	862,888	0.00	0.85	1.20	23.70	24.14
SAST SA Morgan Stanley International Equities Portfolio Class 1	224,289	12.15	17.47	3,020,533	2.45	0.85	1.25	19.13	19.61
SAST SA Morgan Stanley International Equities Portfolio Class 3	1,812,722	11.11	11.73	20,826,748	2.35	0.85	1.20	18.76	19.18
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1	203,031	31.63	47.65	6,898,619	1.27	0.85	1.25	30.28	30.80
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	1,335,018	28.93	30.55	39,812,481	1.01	0.85	1.20	30.01	30.46
SAST SA PineBridge High-Yield Bond Portfolio Class 1	281,623	27.46	37.29	8,067,796	7.55	0.85	1.25	13.45	13.91
SAST SA PineBridge High-Yield Bond Portfolio Class 3	1,797,354	25.11	26.52	46,970,351	7.41	0.85	1.20	13.10	13.49
SAST SA Putnam International Growth and Income Portfolio Class 1	347,468	15.36	18.54	5,546,547	2.46	0.85	1.25	18.83	19.30
SAST SA Putnam International Growth and Income Portfolio Class 3	943,048	14.05	14.84	13,912,027	2.25	0.85	1.20	18.60	19.01
SAST SA Small Cap Index Portfolio Class 3	65,323	10.70	10.76	700,054	0.00	0.85	1.20	23.02	23.45
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	1,974,179	11.48	11.55	22,743,843	1.29	0.85	1.20	22.78	23.21
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	10,033,637	13.81	14.00	139,823,348	1.39	0.85	1.20	20.82	21.24
SAST SA Templeton Foreign Value Portfolio Class 3	8,180,308	11.39	11.88	95,768,373	0.08	0.85	1.20	10.56	10.95
SAST SA VCP Dynamic Allocation Portfolio Class 3	127,116,876	15.81	16.27	2,044,202,832	0.00	0.85	1.20	18.96	19.38
SAST SA WellsCap Aggressive Growth Portfolio Class 1	164,224	22.81	35.81	5,117,039	0.00	0.85	1.25	37.52	38.08
SAST SA WellsCap Aggressive Growth Portfolio Class 3	122,396	21.03	22.04	2,631,714	0.00	0.85	1.20	37.28	37.76

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2018			For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	10,668,380	28.20	29.56	313,819,502	1.68	0.85	1.20	-5.75	-5.42
American Funds IS Asset Allocation Fund Class 4	3,494,437	11.44	11.55	40,196,348	1.86	0.95	1.20	-5.97	-5.74
American Funds IS Bond Fund Class 4	1,276,147	9.97	10.07	12,780,250	2.58	0.95	1.20	-2.07	-1.83
American Funds IS Capital Income Builder Class 4	1,684,960	9.80	9.89	16,567,381	2.86	0.95	1.20	-8.36	-8.13
American Funds IS Global Bond Fund Class 4	354,902	9.87	9.96	3,513,984	2.69	0.95	1.20	-2.79	-2.54
American Funds IS Global Growth Fund Class 2	6,260,107	41.14	43.14	267,836,015	0.68	0.85	1.20	-10.13	-9.82
American Funds IS Global Growth Fund Class 4	1,249,468	11.05	11.15	13,856,860	0.59	0.95	1.20	-10.33	-10.10
American Funds IS Global Small Capitalization Fund Class 4	409,961	10.14	10.24	4,174,164	0.02	0.95	1.20	-11.88	-11.65
American Funds IS Growth Fund Class 2	4,906,679	44.45	46.60	226,735,625	0.45	0.85	1.20	-1.44	-1.10
American Funds IS Growth Fund Class 4	2,141,115	13.21	13.33	28,376,503	0.30	0.95	1.20	-1.70	-1.45
American Funds IS Growth-Income Fund Class 2	9,659,877	35.73	37.50	359,548,435	1.45	0.85	1.20	-2.96	-2.62
American Funds IS Growth-Income Fund Class 4	3,481,329	12.31	12.42	43,011,140	1.45	0.95	1.20	-3.23	-2.97
American Funds IS International Fund Class 4	709,285	9.87	9.96	7,019,140	2.06	0.95	1.20	-14.45	-14.23
AST SA PGI Asset Allocation Portfolio Class 1	245,618	24.51	43.73	7,411,620	2.56	0.85	1.25	-5.74	-5.36
AST SA PGI Asset Allocation Portfolio Class 3	651,666	22.56	23.75	15,322,864	2.42	0.85	1.20	-5.91	-5.57
AST SA Wellington Capital Appreciation Portfolio Class 1	1,286,016	42.91	128.99	63,749,065	0.00	0.85	1.25	-1.99	-1.60
AST SA Wellington Capital Appreciation Portfolio Class 3	3,953,800	39.36	41.58	162,286,170	0.00	0.85	1.20	-2.18	-1.83
AST SA Wellington Government and Quality Bond Portfolio Class 1	1,328,410	18.11	22.40	24,881,829	2.03	0.85	1.25	-1.19	-0.79
AST SA Wellington Government and Quality Bond Portfolio Class 3	10,239,784	16.65	17.55	176,786,183	1.88	0.85	1.20	-1.40	-1.06
AST SA Wellington Growth Portfolio Class 1	-	25.23	66.85	-	2.29	0.85	1.25	5.55	5.89
AST SA Wellington Growth Portfolio Class 3	-	23.21	24.46	-	1.92	0.85	1.20	5.35	5.65
AST SA Wellington Natural Resources Portfolio Class 3	-	9.57	9.95	-	3.64	0.85	1.20	3.67	3.97
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	30,462	10.36	10.42	317,044	1.14	0.95	1.20	-8.91	-8.69
FTVIP Franklin Allocation VIP Fund Class 2	1,610,751	13.18	13.63	21,724,060	3.16	0.85	1.20	-10.73	-10.42
FTVIP Franklin Income VIP Fund Class 2	2,780,425	14.70	15.19	41,643,043	4.97	0.85	1.20	-5.45	-5.12
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	696,677	9.36	9.45	6,538,375	2.95	0.95	1.20	-12.28	-12.06
FTVIP Franklin Rising Dividends VIP Fund Class 2	865,831	12.11	12.22	10,519,802	1.31	0.95	1.20	-6.21	-5.98
FTVIP Franklin Strategic Income VIP Fund Class 2	191,727	9.97	10.06	1,919,560	2.95	0.95	1.20	-3.31	-3.07
FTVIP Templeton Global Bond VIP Fund Class 2	213,280	9.69	9.78	2,072,431	0.00	0.95	1.20	0.72	0.97
Goldman Sachs VIT Government Money Market Fund Service Class	532,279	9.88	9.97	5,288,898	1.61	0.85	1.20	0.26	0.62
Invesco V.I. American Franchise Fund Series II	299,291	21.26	22.29	6,569,450	0.00	0.85	1.20	-5.04	-4.71
Invesco V.I. American Value Fund Series II	208,794	9.16	9.25	1,917,565	0.26	0.95	1.20	-13.91	-13.70
Invesco V.I. Comstock Fund Series II	9,846,141	22.80	23.97	233,387,078	1.49	0.85	1.20	-13.42	-13.11
Invesco V.I. Equity and Income Fund Series II	765,060	10.48	10.58	8,052,808	2.39	0.95	1.20	-10.81	-10.59
Invesco V.I. Growth and Income Fund Series II	9,254,052	24.82	26.14	239,132,960	1.84	0.85	1.20	-14.63	-14.33
Lord Abbett Bond Debenture Portfolio Class VC	821,273	10.66	10.75	8,783,520	5.81	0.95	1.20	-5.17	-4.93
Lord Abbett Developing Growth Portfolio Class VC	74,874	11.05	11.15	830,219	0.00	0.95	1.20	3.62	3.89
Lord Abbett Growth and Income Portfolio Class VC	3,631,052	20.44	21.47	77,514,496	1.37	0.85	1.20	-9.25	-8.93
Lord Abbett Mid Cap Stock Portfolio Class VC	2,335,926	21.07	22.10	51,290,441	0.69	0.85	1.20	-16.06	-15.76
Lord Abbett Total Return Portfolio Class VC	705,696	10.09	10.18	7,147,234	4.04	0.95	1.20	-2.21	-1.97
SST SA Allocation Balanced Portfolio Class 3	54,711	9.74	9.75	533,300	4.27	0.95	1.20	-2.56	-2.52
SST SA Allocation Growth Portfolio Class 3	102,999	9.36	9.37	964,941	2.93	0.95	1.20	-6.35	-6.31
SST SA Allocation Moderate Growth Portfolio Class 3	53,261		9.51	506,553	4.54		0.95		-4.89
SST SA Allocation Moderate Portfolio Class 3	34,009		9.61	326,677	2.42		0.95		-3.94
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	58,114	10.98	11.04	641,532	1.73	0.95	1.20	-9.86	-9.63
SST SA Wellington Real Return Portfolio Class 3	6,810,076	11.70	11.99	80,871,642	3.38	0.85	1.20	-1.40	-1.05
SAST SA AB Growth Portfolio Class 1	1,507,359	21.59	84.98	55,159,206	0.00	0.85	1.25	1.04	1.45
SAST SA AB Growth Portfolio Class 3	1,825,919	19.82	20.91	37,496,816	0.00	0.85	1.20	0.83	1.19
SAST SA AB Small & Mid Cap Value Portfolio Class 3	2,124,923	19.27	20.05	42,053,433	0.33	0.85	1.20	-16.34	-16.04
SAST SA Boston Company Capital Growth Portfolio Class 1	-	17.06	17.82	-	0.68	0.85	1.10	13.50	13.73
SAST SA Boston Company Capital Growth Portfolio Class 3	-	16.41	17.28	-	0.25	0.85	1.20	13.22	13.54
SAST SA Columbia Technology Portfolio Class 1	111,396	5.60	5.86	647,541	0.00	0.85	1.10	-9.16	-8.93
SAST SA Columbia Technology Portfolio Class 3	586,136	5.34	5.67	3,225,691	0.00	0.85	1.20	-9.44	-9.12
SAST SA DFA Ultra Short Bond Portfolio Class 1	630,126	11.08	12.55	7,146,210	1.04	0.85	1.25	0.28	0.68
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,214,654	10.15	10.73	12,868,966	0.81	0.85	1.20	0.02	0.37
SAST SA Dogs of Wall Street Portfolio Class 1	144,261	32.07	39.09	5,162,127	2.35	0.85	1.25	-1.55	-1.15
SAST SA Dogs of Wall Street Portfolio Class 3	1,060,858	35.96	37.87	39,364,435	2.27	0.85	1.20	-1.75	-1.40
SAST SA Emerging Markets Equity Index Portfolio Class 3	8,287	8.52	8.54	70,726	1.27	0.85	1.20	-14.77	-14.57
SAST SA Federated Corporate Bond Portfolio Class 1	1,297,610	26.68	31.60	34,842,192	4.15	0.85	1.25	-4.06	-3.68
SAST SA Federated Corporate Bond Portfolio Class 3	7,502,018	24.54	25.86	191,733,742	4.05	0.85	1.20	-4.23	-3.89
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	79,977	36.45	45.48	3,293,292	2.38	0.85	1.25	-7.63	-7.25
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	365,965	41.80	44.01	15,877,904	2.16	0.85	1.20	-7.86	-7.54
SAST SA Fixed Income Index Portfolio Class 3	20,184	10.09	10.11	203,692	2.60	0.85	1.20	0.89	1.12
SAST SA Fixed Income Intermediate Index Portfolio Class 3	7,140		10.12	72,272	2.08		1.20		1.22
SAST SA Franklin Small Company Value Portfolio Class 1	56,651		44.25	2,506,564	1.03		1.25		-13.89
SAST SA Franklin Small Company Value Portfolio Class 3	1,979,107	15.91	16.53	32,291,413	0.75	0.85	1.20	-14.05	-13.75
SAST SA Global Index Allocation 60-40 Portfolio Class 3	57,209	9.34	9.36	534,978	2.73	0.95	1.20	-6.56	-6.41

42

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2018			For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Global Index Allocation 75-25 Portfolio Class 3	119,095	9.16	9.17	1,091,756	2.68	0.95	1.20	-8.43	-8.28
SAST SA Global Index Allocation 90-10 Portfolio Class 3	119,298	8.95	8.97	1,069,932	2.56	0.95	1.20	-10.45	-10.30
SAST SA Goldman Sachs Global Bond Portfolio Class 1	419,543	17.63	23.04	7,624,355	3.75	0.85	1.25	-3.70	-3.31
SAST SA Goldman Sachs Global Bond Portfolio Class 3	3,039,992	16.20	17.08	51,059,139	3.86	0.85	1.20	-3.88	-3.54
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	2,088		9.17	19,143	0.85		0.95		-8.31
SAST SA Index Allocation 60-40 Portfolio Class 3	155,118	9.53	9.55	1,479,783	2.79	0.85	1.20	-4.72	-4.49
SAST SA Index Allocation 80-20 Portfolio Class 3	199,496	9.31	9.33	1,860,666	3.00	0.95	1.20	-6.88	-6.72
SAST SA Index Allocation 90-10 Portfolio Class 3	249,077	9.19	9.21	2,293,278	2.85	0.95	1.20	-8.08	-7.92
SAST SA International Index Portfolio Class 3	4,658		8.47	39,450	1.97		1.20		-15.30
SAST SA Invesco Growth Opportunities Portfolio Class 1	124,130	11.82	11.97	1,467,804	0.00	0.85	1.10	-5.80	-5.57
SAST SA Invesco Growth Opportunities Portfolio Class 3	1,515,063	11.45	11.51	17,313,849	0.00	0.85	1.20	-6.15	-5.82
SAST SA Invesco VCP Equity-Income Portfolio Class 3	8,554,613	11.93	12.16	103,391,392	2.75	0.85	1.20	-11.25	-10.93
SAST SA Janus Focused Growth Portfolio Class 3	1,287,426	19.33	20.10	25,445,380	0.00	0.85	1.20	-0.17	0.19
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	625,320	16.67	27.28	14,042,704	1.55	0.85	1.25	-8.86	-8.49
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	1,860,735	15.23	16.15	29,363,530	1.41	0.85	1.20	-9.07	-8.75
SAST SA JPMorgan Emerging Markets Portfolio Class 1	178,917	18.86	24.20	3,845,031	2.15	0.85	1.25	-20.41	-20.09
SAST SA JPMorgan Emerging Markets Portfolio Class 3	814,652	22.29	23.45	18,685,346	2.07	0.85	1.20	-20.54	-20.26
SAST SA JPMorgan Equity-Income Portfolio Class 1	407,597	20.09	59.73	15,911,577	2.10	0.85	1.25	-5.66	-5.28
SAST SA JPMorgan Equity-Income Portfolio Class 3	4,226,812	18.40	19.46	80,368,331	1.90	0.85	1.20	-5.83	-5.50
SAST SA JPMorgan Global Equities Portfolio Class 1	183,878	14.63	31.49	3,777,505	1.88	0.85	1.25	-12.18	-11.83
SAST SA JPMorgan Global Equities Portfolio Class 3	370,333	13.50	14.17	5,135,096	1.69	0.85	1.20	-12.37	-12.06
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	727,414	21.61	30.50	15,925,207	2.49	0.85	1.25	-1.79	-1.40
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	10,066,318	19.91	20.95	207,345,354	2.30	0.85	1.20	-1.89	-1.55
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	234,615	19.99	20.91	4,869,529	0.00	0.85	1.10	-5.93	-5.69
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	1,545,993	19.22	20.25	30,610,459	0.00	0.85	1.20	-6.26	-5.93
SAST SA Large Cap Growth Index Portfolio Class 3	2,237	9.59	9.60	21,457	0.20	0.95	1.20	-4.12	-3.96
SAST SA Large Cap Index Portfolio Class 1	468,753		19.47	9,125,102	3.28		1.25		-5.94
SAST SA Large Cap Index Portfolio Class 3	11,480	9.48	9.50	108,884	1.19	0.95	1.20	-5.17	-5.01
SAST SA Large Cap Value Index Portfolio Class 3	2,544	9.30	9.31	23,665	0.68	0.95	1.20	-7.03	-6.88
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	1,278,301	27.22	66.13	39,300,810	1.75	0.85	1.25	-9.78	-9.42
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	3,727,868	24.98	26.37	97,044,982	1.47	0.85	1.20	-9.95	-9.63
SAST SA Legg Mason Tactical Opportunities Class 3	5,641		9.41	53,072	1.36		0.95		-5.92
SAST SA MFS Blue Chip Growth Portfolio Class 1	106,181	12.00	12.49	1,317,303	0.42	0.85	1.10	-6.06	-5.88
SAST SA MFS Blue Chip Growth Portfolio Class 3	2,055,326	11.41	12.10	24,049,728	0.16	0.85	1.20	-6.62	-6.29
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	157,459	21.74	22.73	3,567,326	0.83	0.85	1.10	-6.42	-6.18
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	5,282,036	20.63	22.00	113,434,478	0.55	0.85	1.20	-6.77	-6.44
SAST SA MFS Telecom Utility Portfolio Class 1	-	20.86	28.72	-	4.64	0.85	1.25	2.81	3.14
SAST SA MFS Telecom Utility Portfolio Class 3	-	19.20	20.19	-	4.23	0.85	1.20	2.68	2.96
SAST SA MFS Total Return Portfolio Class 1	1,916,615	24.62	25.75	49,114,301	2.12	0.85	1.10	-6.79	-6.56
SAST SA MFS Total Return Portfolio Class 3	4,570,533	23.65	24.93	112,941,135	1.91	0.85	1.20	-7.12	-6.79
SAST SA Mid Cap Index Portfolio Class 3	25,077	8.86	8.88	222,256	0.66	0.95	1.20	-11.39	-11.24
SAST SA Morgan Stanley International Equities Portfolio Class 1	268,458	10.16	14.67	2,993,975	1.27	0.85	1.25	-15.04	-14.70
SAST SA Morgan Stanley International Equities Portfolio Class 3	1,943,541	9.36	9.84	18,772,684	1.02	0.85	1.20	-15.17	-14.87
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1	243,254	24.18	36.58	6,296,684	1.14	0.85	1.25	-9.02	-8.65
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	1,534,231	22.25	23.42	35,151,296	0.89	0.85	1.20	-9.22	-8.90
SAST SA PineBridge High-Yield Bond Portfolio Class 1	306,134	24.11	32.87	7,729,565	6.72	0.85	1.25	-5.08	-4.70
SAST SA PineBridge High-Yield Bond Portfolio Class 3	1,912,864	22.20	23.37	44,110,777	6.68	0.85	1.20	-5.21	-4.87
SAST SA Putnam International Growth and Income Portfolio Class 1	375,093	12.87	15.60	5,042,415	3.12	0.85	1.25	-18.67	-18.34
SAST SA Putnam International Growth and Income Portfolio Class 3	1,038,022	11.85	12.47	12,879,587	2.80	0.85	1.20	-18.80	-18.52
SAST SA Small Cap Index Portfolio Class 3	34,312	8.70	8.72	298,513	0.42	0.85	1.20	-13.04	-12.84
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	420,964	9.35	9.37	3,941,723	0.66	0.85	1.20	-6.50	-6.28
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	10,641,294	11.43	11.55	122,461,344	2.65	0.85	1.20	-8.21	-7.89
SAST SA Templeton Foreign Value Portfolio Class 3	8,523,322	10.31	10.71	90,084,229	4.41	0.85	1.20	-17.36	-17.07
SAST SA VCP Dynamic Allocation Portfolio Class 3	136,132,980	13.29	13.63	1,836,212,781	3.78	0.85	1.20	-7.94	-7.62
SAST SA WellsCap Aggressive Growth Portfolio Class 1	183,493	16.52	26.04	4,144,994	0.00	0.85	1.25	-7.95	-7.58
SAST SA WellsCap Aggressive Growth Portfolio Class 3	117,272	15.32	16.00	1,834,936	0.00	0.85	1.20	-8.14	-7.82
SAST SA WellsCap Fundamental Growth Portfolio Class 1	-	17.30	43.23	-	0.00	0.85	1.25	12.18	12.54
SAST SA WellsCap Fundamental Growth Portfolio Class 3	-	15.85	16.78	-	0.00	0.85	1.20	12.01	12.33

43

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2017			For the Year Ended December 31, 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	11,548,172	29.92	31.25	359,346,881	1.52	0.85	1.20	14.85	15.25
American Funds IS Asset Allocation Fund Class 4	1,347,331	12.17	12.25	16,444,971	1.62	0.95	1.20	14.53	14.82
American Funds IS Bond Fund Class 4	952,445	10.19	10.25	9,727,744	2.13	0.95	1.20	2.06	2.32
American Funds IS Capital Income Builder Class 4	1,224,886	10.69	10.76	13,126,203	2.52	0.95	1.20	11.31	11.59
American Funds IS Global Bond Fund Class 4	197,321	10.15	10.22	2,007,767	0.45	0.95	1.20	5.36	5.63
American Funds IS Global Growth Fund Class 2	6,880,079	45.78	47.84	326,751,286	0.66	0.85	1.20	29.91	30.36
American Funds IS Global Growth Fund Class 4	932,345	12.33	12.40	11,518,722	0.67	0.95	1.20	16.28	29.56
American Funds IS Global Small Capitalization Fund Class 4	176,485	11.51	11.59	2,036,043	0.34	0.95	1.20	24.13	24.44
American Funds IS Growth Fund Class 2	5,584,593	45.10	47.11	261,171,021	0.50	0.85	1.20	26.77	27.21
American Funds IS Growth Fund Class 4	1,491,856	13.44	13.52	20,090,063	0.49	0.95	1.20	26.46	26.78
American Funds IS Growth-Income Fund Class 2	10,926,542	36.82	38.51	418,005,582	1.38	0.85	1.20	20.93	21.35
American Funds IS Growth-Income Fund Class 4	2,736,479	12.72	12.80	34,902,343	1.48	0.95	1.20	20.62	20.92
American Funds IS International Fund Class 4	338,633	11.53	11.61	3,914,383	1.61	0.95	1.20	30.33	30.65
AST SA PGI Asset Allocation Portfolio Class 1	287,656	25.90	46.39	9,194,984	2.70	0.85	1.25	12.34	12.79
AST SA PGI Asset Allocation Portfolio Class 3	668,091	23.98	25.15	16,650,092	2.56	0.85	1.20	12.12	12.51
AST SA Wellington Capital Appreciation Portfolio Class 1	1,458,560	43.61	131.61	73,546,826	0.00	0.85	1.25	31.14	31.66
AST SA Wellington Capital Appreciation Portfolio Class 3	4,388,216	40.24	42.36	183,778,639	0.00	0.85	1.20	30.87	31.33
AST SA Wellington Government and Quality Bond Portfolio Class 1	1,541,283	18.25	22.67	29,085,742	1.79	0.85	1.25	1.66	2.07
AST SA Wellington Government and Quality Bond Portfolio Class 3	11,575,100	16.89	17.74	202,353,380	1.61	0.85	1.20	1.53	1.88
AST SA Wellington Growth Portfolio Class 1	911,981	23.83	63.33	25,174,137	1.17	0.85	1.25	18.30	18.77
AST SA Wellington Growth Portfolio Class 3	384,258	22.03	23.15	8,725,482	0.97	0.85	1.20	18.06	18.48
AST SA Wellington Natural Resources Portfolio Class 3	572,581	9.23	9.57	5,422,301	2.24	0.85	1.20	13.41	13.81
FTVIP Franklin Allocation VIP Fund Class 2	1,632,110	14.77	15.22	24,617,082	2.65	0.85	1.20	10.65	11.03
FTVIP Franklin Income VIP Fund Class 2	2,840,263	15.54	16.01	44,923,276	4.10	0.85	1.20	8.37	8.75
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	437,798	10.67	10.74	4,680,334	1.82	0.95	1.20	7.31	7.57
FTVIP Franklin Rising Dividends VIP Fund Class 2	595,823	12.91	13.00	7,709,804	1.45	0.95	1.20	19.12	19.42
FTVIP Franklin Strategic Income VIP Fund Class 2	134,592	10.31	10.38	1,391,846	2.72	0.95	1.20	3.31	3.57
FTVIP Templeton Global Bond VIP Fund Class 2	143,394	9.62	9.68	1,381,752	0.00	0.95	1.20	0.71	0.96
Goldman Sachs VIT Government Money Market Fund Service Class	386,810	9.86	9.91	3,825,489	0.45	0.85	1.20	-0.69	-0.34
Invesco V.I. American Franchise Fund Series II	296,239	22.39	23.40	6,851,711	0.00	0.85	1.20	25.52	25.95
Invesco V.I. American Value Fund Series II	131,357	10.64	10.71	1,400,405	0.64	0.95	1.20	8.38	8.65
Invesco V.I. Comstock Fund Series II	10,480,217	26.33	27.58	286,361,670	1.93	0.85	1.20	16.18	16.58
Invesco V.I. Equity and Income Fund Series II	469,764	11.75	11.83	5,536,900	1.61	0.95	1.20	9.46	9.74
Invesco V.I. Growth and Income Fund Series II	9,817,010	29.07	30.51	296,547,815	1.29	0.85	1.20	12.68	13.07
Lord Abbett Bond Debenture Portfolio Class VC	468,272	11.24	11.31	5,274,583	5.93	0.95	1.20	7.91	8.18
Lord Abbett Developing Growth Portfolio Class VC	30,149	10.66	10.73	321,763	0.00	0.95	1.20	28.38	28.70
Lord Abbett Growth and Income Portfolio Class VC	4,118,256	22.52	23.57	96,624,522	1.29	0.85	1.20	12.03	12.42
Lord Abbett Mid Cap Stock Portfolio Class VC	2,498,051	25.11	26.24	65,191,800	0.59	0.85	1.20	5.56	5.93
Lord Abbett Total Return Portfolio Class VC	465,372	10.32	10.39	4,815,026	3.32	0.95	1.20	2.63	2.88
SST SA Wellington Real Return Portfolio Class 3	7,635,695	11.87	12.12	91,778,889	2.27	0.85	1.20	0.72	1.07
SAST SA AB Growth Portfolio Class 1	430,780	21.28	84.10	25,483,130	0.04	0.85	1.25	30.36	30.88
SAST SA AB Growth Portfolio Class 3	658,759	19.66	20.66	13,488,356	0.00	0.85	1.20	30.10	30.56
SAST SA AB Small & Mid Cap Value Portfolio Class 3	2,158,457	23.03	23.88	50,992,700	0.14	0.85	1.20	11.46	11.85
SAST SA Boston Company Capital Growth Portfolio Class 1	52,565	15.03	15.67	820,470	0.30	0.85	1.10	22.44	22.75
SAST SA Boston Company Capital Growth Portfolio Class 3	565,376	14.50	15.22	8,416,695	0.09	0.85	1.20	22.01	22.44
SAST SA Columbia Technology Portfolio Class 1	124,653	6.17	6.43	796,622	0.00	0.85	1.10	33.71	34.05
SAST SA Columbia Technology Portfolio Class 3	539,153	5.90	6.24	3,274,930	0.00	0.85	1.20	33.25	33.71
SAST SA DFA Ultra Short Bond Portfolio Class 1	690,228	11.01	12.52	7,779,020	0.30	0.85	1.25	-0.54	-0.14
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,173,090	10.15	10.69	12,406,923	0.03	0.85	1.20	-0.74	-0.39
SAST SA Dogs of Wall Street Portfolio Class 1	152,316	32.58	39.54	5,477,901	2.27	0.85	1.25	17.35	17.82
SAST SA Dogs of Wall Street Portfolio Class 3	1,150,908	36.60	38.41	43,389,174	2.16	0.85	1.20	17.11	17.52
SAST SA Federated Corporate Bond Portfolio Class 1	1,465,176	27.70	32.94	40,855,271	4.41	0.85	1.25	5.32	5.74
SAST SA Federated Corporate Bond Portfolio Class 3	8,351,021	25.62	26.90	222,386,663	4.28	0.85	1.20	5.11	5.47
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	91,624	39.46	49.04	4,090,169	2.82	0.85	1.25	4.08	4.50
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	414,076	45.37	47.60	19,474,392	2.66	0.85	1.20	3.87	4.23
SAST SA Franklin Small Company Value Portfolio Class 1	65,819		51.38	3,382,063	0.61		1.25		8.46
SAST SA Franklin Small Company Value Portfolio Class 3	2,030,127	18.51	19.16	38,487,496	0.39	0.85	1.20	8.24	8.62
SAST SA Goldman Sachs Global Bond Portfolio Class 1	470,036	18.23	23.93	8,833,626	2.96	0.85	1.25	5.49	5.91
SAST SA Goldman Sachs Global Bond Portfolio Class 3	3,325,906	16.86	17.70	58,012,068	2.84	0.85	1.20	5.28	5.65
SAST SA Invesco Growth Opportunities Portfolio Class 1	142,301	12.52	12.71	1,782,263	0.00	0.85	1.10	23.49	23.80
SAST SA Invesco Growth Opportunities Portfolio Class 3	1,690,655	12.15	12.26	20,537,566	0.00	0.85	1.20	23.06	23.49
SAST SA Invesco VCP Equity-Income Portfolio Class 3	7,803,130	13.44	13.66	106,003,303	1.10	0.85	1.20	8.68	9.06
SAST SA Janus Focused Growth Portfolio Class 3	1,455,660	19.36	20.06	28,777,042	0.00	0.85	1.20	28.28	28.73
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	677,756	18.22	29.93	16,819,998	1.60	0.85	1.25	13.14	13.59
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	1,754,183	16.75	17.70	30,388,445	1.41	0.85	1.20	12.92	13.31
SAST SA JPMorgan Emerging Markets Portfolio Class 1	194,726	23.69	30.28	5,198,433	2.04	0.85	1.25	40.52	41.08
SAST SA JPMorgan Emerging Markets Portfolio Class 3	750,240	28.05	29.40	21,644,199	1.77	0.85	1.20	40.24	40.73

44

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2017			For the Year Ended December 31, 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA JPMorgan Equity-Income Portfolio Class 1	464,151	21.21	63.31	19,129,786	2.11	0.85	1.25	16.82	17.29
SAST SA JPMorgan Equity-Income Portfolio Class 3	4,483,491	19.53	20.60	90,448,498	1.93	0.85	1.20	16.59	17.00
SAST SA JPMorgan Global Equities Portfolio Class 1	202,871	16.59	35.86	4,721,488	1.85	0.85	1.25	22.80	23.29
SAST SA JPMorgan Global Equities Portfolio Class 3	337,904	15.41	16.12	5,341,576	1.64	0.85	1.20	22.56	22.99
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	752,707	21.92	31.05	16,770,050	2.35	0.85	1.25	2.66	3.07
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	11,047,809	20.29	21.28	231,599,866	2.18	0.85	1.20	2.46	2.82
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	266,583	21.25	22.17	5,876,800	0.00	0.85	1.10	28.23	28.55
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	1,488,779	20.51	21.53	31,443,066	0.00	0.85	1.20	27.79	28.23
SAST SA Large Cap Index Portfolio Class 1	521,147		20.70	10,785,393	1.53		1.25		19.86
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	1,416,445	30.05	73.30	47,686,503	1.74	0.85	1.25	19.08	19.55
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	3,952,048	27.74	29.18	114,067,951	1.56	0.85	1.20	18.84	19.26
SAST SA MFS Blue Chip Growth Portfolio Class 1	115,132	12.75	13.30	1,520,847	0.77	0.85	1.10	25.65	25.96
SAST SA MFS Blue Chip Growth Portfolio Class 3	1,904,395	12.22	12.91	23,817,663	0.49	0.85	1.20	25.21	25.65
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	179,720	23.23	24.22	4,339,390	1.06	0.85	1.10	22.07	22.38
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	5,650,390	22.12	23.52	130,019,182	0.82	0.85	1.20	21.65	22.07
SAST SA MFS Telecom Utility Portfolio Class 1	67,524	20.22	27.93	1,707,516	2.75	0.85	1.25	13.58	14.03
SAST SA MFS Telecom Utility Portfolio Class 3	143,676	18.70	19.61	2,760,661	2.45	0.85	1.20	13.35	13.74
SAST SA MFS Total Return Portfolio Class 1	2,157,071	26.41	27.55	59,191,633	2.45	0.85	1.10	11.00	11.28
SAST SA MFS Total Return Portfolio Class 3	4,850,693	25.47	26.75	128,821,236	2.26	0.85	1.20	10.61	11.00
SAST SA Morgan Stanley International Equities Portfolio Class 1	295,734	11.91	17.26	3,880,685	1.23	0.85	1.25	23.50	23.99
SAST SA Morgan Stanley International Equities Portfolio Class 3	1,896,235	11.03	11.56	21,556,904	0.98	0.85	1.20	23.25	23.68
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1	271,347	26.47	40.20	7,726,983	1.02	0.85	1.25	15.42	15.89
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	1,565,591	24.51	25.71	39,450,282	0.82	0.85	1.20	15.19	15.60
SAST SA PineBridge High-Yield Bond Portfolio Class 1	359,813	25.30	34.63	9,529,366	9.02	0.85	1.25	8.38	8.81
SAST SA PineBridge High-Yield Bond Portfolio Class 3	2,103,994	23.42	24.57	51,076,110	8.72	0.85	1.20	8.16	8.54
SAST SA Putnam International Growth and Income Portfolio Class 1	414,702	15.76	19.18	6,839,281	1.53	0.85	1.25	22.95	23.44
SAST SA Putnam International Growth and Income Portfolio Class 3	1,123,139	14.59	15.31	17,121,613	1.26	0.85	1.20	22.71	23.13
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	9,800,465	12.45	12.51	122,592,758	0.04	0.95	1.20	17.49	17.78
SAST SA Templeton Foreign Value Portfolio Class 3	8,526,275	12.47	12.91	108,853,284	2.48	0.85	1.20	20.02	20.44
SAST SA VCP Dynamic Allocation Portfolio Class 3	141,113,472	14.44	14.75	2,062,931,943	1.12	0.85	1.20	18.52	18.93
SAST SA WellsCap Aggressive Growth Portfolio Class 1	206,946	17.87	28.29	5,123,110	0.00	0.85	1.25	27.98	28.49
SAST SA WellsCap Aggressive Growth Portfolio Class 3	113,188	16.68	17.36	1,922,993	0.00	0.85	1.20	27.73	28.17
SAST SA WellsCap Fundamental Growth Portfolio Class 1	421,879	15.37	38.54	9,921,980	0.27	0.85	1.25	34.00	34.53
SAST SA WellsCap Fundamental Growth Portfolio Class 3	309,245	14.15	14.94	4,571,245	0.02	0.85	1.20	33.73	34.20

		December 31, 2016			For the Year Ended December 31, 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	12,683,944	26.05	27.12	342,652,277	1.57	0.85	1.20	8.11	8.49
American Funds IS Asset Allocation Fund Class 4	813,602	10.63	10.67	8,658,615	1.89	0.95	1.20	7.87	8.13
American Funds IS Bond Fund Class 4	390,049	9.98	10.02	3,900,622	2.27	0.95	1.20	1.58	1.83
American Funds IS Capital Income Builder Class 4	717,732	9.60	9.64	6,902,300	3.28	0.95	1.20	2.55	2.81
American Funds IS Global Bond Fund Class 4	71,798	9.64	9.68	693,159	0.70	0.95	1.20	1.20	1.45
American Funds IS Global Growth Fund Class 2	7,877,309	35.24	36.70	287,191,804	0.88	0.85	1.20	-0.58	-0.23
American Funds IS Global Growth Fund Class 4	680,359	9.51	9.55	6,481,545	0.81	0.95	1.20	-0.82	-0.58
American Funds IS Global Small Capitalization Fund Class 4	52,843	9.27	9.31	490,657	0.14	0.95	1.20	0.64	0.89
American Funds IS Growth Fund Class 2	6,339,567	35.58	37.03	233,251,854	0.75	0.85	1.20	8.19	8.56
American Funds IS Growth Fund Class 4	1,006,137	10.63	10.67	10,703,723	0.67	0.95	1.20	7.92	8.19
American Funds IS Growth-Income Fund Class 2	12,196,593	30.45	31.74	384,799,085	1.42	0.85	1.20	10.19	10.58
American Funds IS Growth-Income Fund Class 4	1,876,197	10.55	10.59	19,818,707	1.59	0.95	1.20	9.93	10.21
American Funds IS International Fund Class 4	139,289	8.85	8.89	1,234,091	1.88	0.95	1.20	1.99	2.24
AST SA PGI Asset Allocation Portfolio Class 1	307,594	22.96	41.30	8,837,236	2.75	0.85	1.25	9.40	9.84
AST SA PGI Asset Allocation Portfolio Class 3	714,991	21.39	22.35	15,858,695	2.62	0.85	1.20	9.18	9.57
AST SA Wellington Capital Appreciation Portfolio Class 1	1,684,891	33.12	100.36	64,358,914	0.00	0.85	1.25	0.72	1.12
AST SA Wellington Capital Appreciation Portfolio Class 3	4,997,159	30.75	32.25	159,591,533	0.00	0.85	1.20	0.52	0.87
AST SA Wellington Government and Quality Bond Portfolio Class 1	1,597,987	17.88	22.30	29,620,180	1.42	0.85	1.25	0.21	0.61
AST SA Wellington Government and Quality Bond Portfolio Class 3	11,178,582	16.64	17.41	192,108,840	1.15	0.85	1.20	0.01	0.36
AST SA Wellington Growth Portfolio Class 1	1,031,030	20.06	53.53	24,042,797	1.00	0.85	1.25	6.07	6.49
AST SA Wellington Growth Portfolio Class 3	369,494	18.66	19.54	7,098,127	0.76	0.85	1.20	5.86	6.23
AST SA Wellington Natural Resources Portfolio Class 3	608,144	8.14	8.41	5,068,606	4.10	0.85	1.20	28.09	28.54
FTVIP Franklin Allocation VIP Fund Class 2	1,723,204	13.35	13.71	23,444,891	3.87	0.85	1.20	11.83	12.23
FTVIP Franklin Income VIP Fund Class 2	2,783,753	14.34	14.72	40,582,661	4.94	0.85	1.20	12.67	13.06
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	235,271	9.94	9.98	2,342,747	2.06	0.95	1.20	10.84	11.12

45

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2016			For the Year Ended December 31, 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
FTVIP Franklin Rising Dividends VIP Fund Class 2	299,591	10.84	10.88	3,251,138	1.26	0.95	1.20	14.66	14.95
FTVIP Franklin Strategic Income VIP Fund Class 2	60,850	9.98	10.02	608,459	3.58	0.95	1.20	6.65	6.92
FTVIP Templeton Global Bond VIP Fund Class 2	78,538	9.55	9.59	751,022	0.00	0.95	1.20	1.71	1.97
Goldman Sachs VIT Government Money Market Fund Service Class	247,809	9.92	9.95	2,462,948	0.00	0.85	1.20	-0.77	-0.54
Invesco V.I. American Franchise Fund Series II	305,772	17.84	18.57	5,629,495	0.00	0.85	1.20	0.80	1.16
Invesco V.I. American Value Fund Series II	79,493	9.82	9.86	781,373	0.15	0.95	1.20	13.85	14.13
Invesco V.I. Comstock Fund Series II	11,564,662	22.67	23.66	271,383,326	1.28	0.85	1.20	15.60	16.00
Invesco V.I. Equity and Income Fund Series II	215,793	10.74	10.78	2,321,184	2.02	0.95	1.20	13.47	13.75
Invesco V.I. Growth and Income Fund Series II	10,637,345	25.80	26.98	284,534,321	0.87	0.85	1.20	18.01	18.42
Lord Abbett Bond Debenture Portfolio Class VC	147,633	10.41	10.46	1,539,452	7.37	0.95	1.20	10.80	11.08
Lord Abbett Developing Growth Portfolio Class VC	16,773	8.31	8.34	139,424	0.00	0.95	1.20	-3.76	-3.52
Lord Abbett Growth and Income Portfolio Class VC	4,590,868	20.10	20.97	95,866,819	1.43	0.85	1.20	15.72	16.13
Lord Abbett Mid Cap Stock Portfolio Class VC	2,694,313	23.78	24.77	66,466,018	0.49	0.85	1.20	15.01	15.41
Lord Abbett Total Return Portfolio Class VC	156,828	10.05	10.09	1,579,660	4.30	0.95	1.20	3.02	3.28
SST SA Wellington Real Return Portfolio Class 3	6,786,155	11.78	11.99	80,808,257	0.00	0.85	1.20	2.47	2.82
SAST SA AB Growth Portfolio Class 1	472,568	16.26	64.51	21,490,969	0.20	0.85	1.25	1.54	1.95
SAST SA AB Growth Portfolio Class 3	679,764	15.11	15.83	10,676,590	0.00	0.85	1.20	1.34	1.69
SAST SA AB Small & Mid Cap Value Portfolio Class 3	2,260,550	20.67	21.35	47,836,070	0.13	0.85	1.20	23.16	23.60
SAST SA Boston Company Capital Growth Portfolio Class 1	59,035	12.27	12.77	750,217	0.18	0.85	1.10	1.23	1.48
SAST SA Boston Company Capital Growth Portfolio Class 3	598,380	11.88	12.43	7,294,587	0.00	0.85	1.20	0.88	1.23
SAST SA Columbia Technology Portfolio Class 1	84,987	4.61	4.80	406,181	0.00	0.85	1.10	15.55	15.84
SAST SA Columbia Technology Portfolio Class 3	445,323	4.43	4.67	2,031,852	0.00	0.85	1.20	15.15	15.55
SAST SA DFA Ultra Short Bond Portfolio Class 1	709,587	11.02	12.58	8,037,179	0.00	0.85	1.25	-1.33	-0.94
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,100,232	10.22	10.73	11,706,173	0.00	0.85	1.20	-1.53	-1.18
SAST SA Dogs of Wall Street Portfolio Class 1	168,400	27.76	33.56	5,153,138	2.38	0.85	1.25	16.47	16.93
SAST SA Dogs of Wall Street Portfolio Class 3	1,199,833	31.26	32.68	38,577,794	2.08	0.85	1.20	16.23	16.64
SAST SA Federated Corporate Bond Portfolio Class 1	1,532,576	26.20	31.27	40,447,589	4.64	0.85	1.25	7.40	7.83
SAST SA Federated Corporate Bond Portfolio Class 3	8,366,138	24.38	25.51	211,510,868	4.36	0.85	1.20	7.19	7.56
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	100,472	37.91	46.93	4,302,528	2.32	0.85	1.25	7.28	7.71
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	418,731	43.68	45.67	18,921,733	1.95	0.85	1.20	7.07	7.44
SAST SA Franklin Small Company Value Portfolio Class 1	73,382		47.38	3,476,611	0.68		1.25		29.26
SAST SA Franklin Small Company Value Portfolio Class 3	2,088,384	17.10	17.64	36,521,011	0.43	0.85	1.20	29.00	29.45
SAST SA Goldman Sachs Global Bond Portfolio Class 1	483,246	17.21	22.68	8,614,270	0.30	0.85	1.25	0.05	0.45
SAST SA Goldman Sachs Global Bond Portfolio Class 3	3,218,689	16.01	16.76	53,216,042	0.07	0.85	1.20	-0.15	0.20
SAST SA Invesco Growth Opportunities Portfolio Class 1	164,807	10.11	10.29	1,667,772	0.00	0.85	1.10	2.78	3.04
SAST SA Invesco Growth Opportunities Portfolio Class 3	1,906,280	9.84	9.96	18,771,191	0.00	0.85	1.20	2.42	2.78
SAST SA Invesco VCP Equity-Income Portfolio Class 3	3,317,555	12.36	12.52	41,368,391	0.00	0.85	1.20	8.54	8.92
SAST SA Janus Focused Growth Portfolio Class 3	1,681,095	15.09	15.58	25,864,179	0.00	0.85	1.20	-2.86	-2.52
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	750,157	16.04	26.45	16,521,039	1.65	0.85	1.25	5.84	6.26
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	1,765,471	14.83	15.62	27,084,908	1.50	0.85	1.20	5.62	5.99
SAST SA JPMorgan Emerging Markets Portfolio Class 1	198,551	16.86	21.47	3,747,379	2.07	0.85	1.25	9.33	9.77
SAST SA JPMorgan Emerging Markets Portfolio Class 3	873,205	20.00	20.89	17,946,996	1.72	0.85	1.20	9.12	9.50
SAST SA JPMorgan Equity-Income Portfolio Class 1	512,898	18.09	54.19	18,107,069	1.89	0.85	1.25	14.12	14.57
SAST SA JPMorgan Equity-Income Portfolio Class 3	4,774,865	16.75	17.61	82,515,700	1.69	0.85	1.20	13.89	14.29
SAST SA JPMorgan Global Equities Portfolio Class 1	214,206	13.46	29.20	4,113,467	1.30	0.85	1.25	4.35	4.77
SAST SA JPMorgan Global Equities Portfolio Class 3	334,785	12.57	13.10	4,311,116	1.11	0.85	1.20	4.14	4.51
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	744,345	21.26	30.25	16,101,930	1.90	0.85	1.25	2.09	2.50
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	10,408,117	19.80	20.70	212,522,624	1.66	0.85	1.20	1.89	2.24
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	269,634	16.57	17.24	4,628,686	0.00	0.85	1.10	-0.89	-0.64
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	1,591,975	16.05	16.79	26,292,226	0.00	0.85	1.20	-1.24	-0.89
SAST SA Large Cap Index Portfolio Class 1	564,057		17.27	9,739,227	1.37		1.25		10.21
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	1,644,819	25.14	61.56	46,402,173	0.87	0.85	1.25	13.18	13.63
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	4,418,142	23.35	24.47	107,058,552	0.62	0.85	1.20	12.95	13.35
SAST SA MFS Blue Chip Growth Portfolio Class 1	98,166	10.14	10.56	1,034,205	0.61	0.85	1.10	5.19	5.45
SAST SA MFS Blue Chip Growth Portfolio Class 3	1,914,718	9.76	10.28	19,099,566	0.38	0.85	1.20	4.82	5.19
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	201,812	19.03	19.79	3,981,183	0.87	0.85	1.10	7.45	7.72
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	6,287,272	18.19	19.26	118,745,962	0.63	0.85	1.20	7.08	7.45
SAST SA MFS Telecom Utility Portfolio Class 1	75,142	17.73	24.59	1,663,093	2.98	0.85	1.25	9.20	9.63
SAST SA MFS Telecom Utility Portfolio Class 3	142,486	16.50	17.24	2,413,853	2.70	0.85	1.20	8.98	9.36
SAST SA MFS Total Return Portfolio Class 1	2,418,021	23.79	24.76	59,644,091	2.27	0.85	1.10	7.88	8.15
SAST SA MFS Total Return Portfolio Class 3	5,168,527	23.02	24.10	123,798,988	2.02	0.85	1.20	7.51	7.88
SAST SA Morgan Stanley International Equities Portfolio Class 1	305,548	9.61	13.98	3,261,764	1.24	0.85	1.25	-3.17	-2.78
SAST SA Morgan Stanley International Equities Portfolio Class 3	2,059,504	8.95	9.35	18,962,981	1.00	0.85	1.20	-3.37	-3.03
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1	314,086	22.84	34.83	7,677,663	0.75	0.85	1.25	10.28	10.72
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	1,645,874	21.28	22.24	35,950,298	0.55	0.85	1.20	10.06	10.44

46

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2016			For the Year Ended December 31, 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA PineBridge High-Yield Bond Portfolio Class 1	402,378	23.25	31.95	9,824,796	6.70	0.85	1.25	16.79	17.25
SAST SA PineBridge High-Yield Bond Portfolio Class 3	2,169,537	21.66	22.63	48,601,128	6.56	0.85	1.20	16.55	16.96
SAST SA Putnam International Growth and Income Portfolio Class 1	452,340	12.77	15.60	6,057,584	1.77	0.85	1.25	0.25	0.65
SAST SA Putnam International Growth and Income Portfolio Class 3	1,281,682	11.89	12.43	15,881,644	1.55	0.85	1.20	0.05	0.40
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	4,377,584	10.60	10.62	46,496,853	0.00	0.95	1.20	5.99	6.24
SAST SA Templeton Foreign Value Portfolio Class 3	9,498,675	10.39	10.72	100,849,004	1.70	0.85	1.20	-0.05	0.30
SAST SA VCP Dynamic Allocation Portfolio Class 3	143,133,132	12.18	12.40	1,761,569,641	1.53	0.85	1.20	3.26	3.63
SAST SA WellsCap Aggressive Growth Portfolio Class 1	229,437	13.91	22.11	4,354,707	0.00	0.85	1.25	6.05	6.47
SAST SA WellsCap Aggressive Growth Portfolio Class 3	110,199	13.06	13.54	1,467,456	0.00	0.85	1.20	5.84	6.21
SAST SA WellsCap Fundamental Growth Portfolio Class 1	449,127	11.43	28.76	7,944,675	0.00	0.85	1.25	-0.26	0.14
SAST SA WellsCap Fundamental Growth Portfolio Class 3	332,160	10.58	11.13	3,667,810	0.00	0.85	1.20	-0.46	-0.11

		December 31, 2015			For the Year Ended December 31, 2015
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	13,800,419	24.10	25.00	343,830,601	1.62	0.85	1.20	0.19	0.54
American Funds IS Asset Allocation Fund Class 4	350,305	9.85	9.86	3,453,273	2.77	0.95	1.20	-1.48	-1.35
American Funds IS Bond Fund Class 4	55,010	9.82	9.84	540,818	1.88	0.95	1.20	-1.76	-1.60
American Funds IS Capital Income Builder Class 4	194,626	9.36	9.38	1,823,836	0.83	0.95	1.20	-6.36	-6.20
American Funds IS Global Bond Fund Class 4	14,164	9.52	9.54	134,991	0.00	0.95	1.20	-4.78	-4.63
American Funds IS Global Growth Fund Class 2	8,401,863	35.44	36.78	307,303,678	1.03	0.85	1.20	5.66	6.03
American Funds IS Global Growth Fund Class 4	245,007	9.59	9.61	3,566,578	1.60	0.95	1.20	-4.07	-3.95
American Funds IS Global Small Capitalization Fund Class 4	17,669	9.22	9.23	162,850	0.00	0.95	1.20	-7.85	-7.70
American Funds IS Growth Fund Class 2	6,991,923	32.88	34.11	237,160,080	0.61	0.85	1.20	5.58	5.95
American Funds IS Growth Fund Class 4	656,389	9.85	9.86	5,218,490	1.30	0.95	1.20	-1.53	-1.40
American Funds IS Growth-Income Fund Class 2	13,649,512	27.63	28.70	389,726,459	1.31	0.85	1.20	0.24	0.60
American Funds IS Growth-Income Fund Class 4	958,117	9.59	9.61	9,197,289	2.29	0.95	1.20	-4.06	-3.94
American Funds IS International Fund Class 4	29,832	8.68	8.69	258,979	1.92	0.95	1.20	-13.22	-13.08
AST SA PGI Asset Allocation Portfolio Class 1	352,953	20.91	37.75	9,413,189	3.14	0.85	1.25	-2.94	-2.55
AST SA PGI Asset Allocation Portfolio Class 3	761,810	19.59	20.40	15,437,003	2.83	0.85	1.20	-3.14	-2.80
AST SA Wellington Capital Appreciation Portfolio Class 1	1,898,339	32.76	99.65	71,830,939	0.00	0.85	1.25	7.38	7.81
AST SA Wellington Capital Appreciation Portfolio Class 3	5,191,860	30.59	31.98	164,692,088	0.00	0.85	1.20	7.17	7.54
AST SA Wellington Government and Quality Bond Portfolio Class 1	1,743,658	17.78	22.25	32,250,291	1.47	0.85	1.25	-0.71	-0.31
AST SA Wellington Government and Quality Bond Portfolio Class 3	11,018,411	16.64	17.35	189,034,016	1.31	0.85	1.20	-0.91	-0.56
AST SA Wellington Growth Portfolio Class 1	1,177,357	18.84	50.47	25,829,644	0.62	0.85	1.25	-1.09	-0.70
AST SA Wellington Growth Portfolio Class 3	354,765	17.63	18.40	6,434,094	0.36	0.85	1.20	-1.29	-0.94
AST SA Wellington Natural Resources Portfolio Class 3	722,867	6.35	6.54	4,695,512	1.27	0.85	1.20	-22.53	-22.25
FTVIP Franklin Allocation VIP Fund Class 2	1,768,040	11.94	12.21	21,460,582	2.89	0.85	1.20	-7.33	-7.01
FTVIP Franklin Income VIP Fund Class 2	2,899,949	12.73	13.02	37,457,361	4.69	0.85	1.20	-8.16	-7.84
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	68,433	8.97	8.99	614,283	0.00	0.95	1.20	-10.29	-10.15
FTVIP Franklin Rising Dividends VIP Fund Class 2	85,739	9.45	9.47	810,812	0.00	0.95	1.20	-5.48	-5.33
FTVIP Franklin Strategic Income VIP Fund Class 2	14,178	9.36	9.37	132,780	0.00	0.95	1.20	-6.41	-6.26
FTVIP Templeton Global Bond VIP Fund Class 2	13,337	9.39	9.41	125,296	0.00	0.95	1.20	-6.10	-5.95
Invesco V.I. American Franchise Fund Series II	320,128	17.70	18.36	5,836,074	0.00	0.85	1.20	3.50	3.86
Invesco V.I. American Value Fund Series II	17,092	8.63	8.64	147,479	0.00	0.95	1.20	-13.74	-13.60
Invesco V.I. Comstock Fund Series II	13,030,090	19.61	20.40	263,897,241	1.68	0.85	1.20	-7.31	-6.99
Invesco V.I. Equity and Income Fund Series II	74,887	9.46	9.48	709,224	0.00	0.95	1.20	-5.36	-5.21
Invesco V.I. Growth and Income Fund Series II	12,088,924	21.86	22.78	273,382,712	2.60	0.85	1.20	-4.47	-4.13
Lord Abbett Bond Debenture Portfolio Class VC	28,967	9.40	9.41	272,434	8.00	0.95	1.20	-6.02	-5.87
Lord Abbett Developing Growth Portfolio Class VC	3,026	8.63	8.64	26,139	0.00	0.95	1.20	-13.69	-13.55
Lord Abbett Growth and Income Portfolio Class VC	5,236,341	17.37	18.05	94,200,517	1.17	0.85	1.20	-4.02	-3.69
Lord Abbett Mid Cap Stock Portfolio Class VC	2,957,952	20.68	21.46	63,272,974	0.57	0.85	1.20	-4.93	-4.60
Lord Abbett Total Return Portfolio Class VC	26,416	9.76	9.77	257,926	5.52	0.95	1.20	-2.42	-2.26
SST SA Wellington Real Return Portfolio Class 3	6,657,177	11.50	11.66	77,206,460	3.83	0.85	1.20	-2.53	-2.19
SAST SA AB Growth Portfolio Class 1	536,456	15.95	63.54	23,923,849	0.13	0.85	1.25	9.88	10.32
SAST SA AB Growth Portfolio Class 3	736,479	14.91	15.56	11,392,759	0.00	0.85	1.20	9.66	10.04
SAST SA AB Small & Mid Cap Value Portfolio Class 3	2,599,849	16.78	17.28	44,575,364	0.33	0.85	1.20	-7.19	-6.87
SAST SA Boston Company Capital Growth Portfolio Class 1	65,769	12.12	12.58	824,240	0.07	0.85	1.10	4.42	4.68
SAST SA Boston Company Capital Growth Portfolio Class 3	484,355	11.78	12.28	5,857,101	0.00	0.85	1.20	4.06	4.42
SAST SA Columbia Technology Portfolio Class 1	83,262	3.99	4.14	341,976	0.00	0.85	1.10	8.88	9.15
SAST SA Columbia Technology Portfolio Class 3	386,090	3.85	4.04	1,528,426	0.00	0.85	1.20	8.50	8.88
SAST SA DFA Ultra Short Bond Portfolio Class 1	750,288	11.13	12.75	8,624,153	0.00	0.85	1.25	-1.45	-1.05
SAST SA DFA Ultra Short Bond Portfolio Class 3	845,393	10.38	10.86	9,097,130	0.00	0.85	1.20	-1.65	-1.30

47

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2015			For the Year Ended December 31, 2015
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Dogs of Wall Street Portfolio Class 1	169,379	23.84	28.70	4,414,534	1.87	0.85	1.25	0.80	1.20
SAST SA Dogs of Wall Street Portfolio Class 3	1,278,100	26.89	28.02	35,309,232	1.82	0.85	1.20	0.60	0.95
SAST SA Federated Corporate Bond Portfolio Class 1	1,735,202	24.30	29.12	42,531,709	4.10	0.85	1.25	-2.45	-2.06
SAST SA Federated Corporate Bond Portfolio Class 3	8,839,925	22.74	23.71	208,071,209	3.69	0.85	1.20	-2.64	-2.30
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	114,711	35.34	43.57	4,577,730	1.77	0.85	1.25	0.56	0.96
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	447,440	40.79	42.50	18,847,128	1.52	0.85	1.20	0.36	0.71
SAST SA Franklin Small Company Value Portfolio Class 1	79,257		36.65	2,907,424	0.35		1.25		-8.60
SAST SA Franklin Small Company Value Portfolio Class 3	2,446,134	13.25	13.63	33,090,241	0.06	0.85	1.20	-8.79	-8.47
SAST SA Goldman Sachs Global Bond Portfolio Class 1	523,374	17.13	22.67	9,314,790	0.00	0.85	1.25	-4.08	-3.69
SAST SA Goldman Sachs Global Bond Portfolio Class 3	3,122,743	16.03	16.72	51,615,019	0.00	0.85	1.20	-4.27	-3.93
SAST SA Invesco Growth Opportunities Portfolio Class 1	177,191	9.81	10.01	1,740,276	0.00	0.85	1.10	-1.75	-1.50
SAST SA Invesco Growth Opportunities Portfolio Class 3	2,000,930	9.58	9.73	19,189,866	0.00	0.85	1.20	-2.09	-1.75
SAST SA Janus Focused Growth Portfolio Class 3	1,630,326	15.54	15.99	28,782,415	0.00	0.85	1.20	-1.18	-0.83
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	846,633	15.09	24.99	17,505,975	1.72	0.85	1.25	-1.21	-0.82
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	1,585,475	14.04	14.74	23,008,649	1.67	0.85	1.20	-1.41	-1.06
SAST SA JPMorgan Emerging Markets Portfolio Class 1	222,504	15.42	19.55	3,814,629	1.80	0.85	1.25	-15.34	-15.00
SAST SA JPMorgan Emerging Markets Portfolio Class 3	912,460	18.33	19.08	17,170,441	1.65	0.85	1.20	-15.51	-15.22
SAST SA JPMorgan Equity-Income Portfolio Class 1	574,980	15.79	47.49	17,783,318	1.86	0.85	1.25	-3.39	-3.00
SAST SA JPMorgan Equity-Income Portfolio Class 3	5,078,695	14.71	15.40	76,951,606	1.60	0.85	1.20	-3.59	-3.25
SAST SA JPMorgan Global Equities Portfolio Class 1	264,072	12.84	27.98	4,804,026	1.51	0.85	1.25	-2.45	-2.06
SAST SA JPMorgan Global Equities Portfolio Class 3	335,358	12.07	12.54	4,139,867	1.19	0.85	1.20	-2.65	-2.31
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	777,020	20.75	29.63	16,461,358	1.16	0.85	1.25	-1.36	-0.96
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	10,205,638	19.44	20.24	204,144,478	0.94	0.85	1.20	-1.56	-1.21
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	255,243	16.72	17.36	4,411,516	0.00	0.85	1.10	1.86	2.11
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	1,557,074	16.25	16.94	26,002,680	0.00	0.85	1.20	1.50	1.86
SAST SA Large Cap Index Portfolio Class 1	615,692		15.67	9,649,431	1.10		1.25		-0.29
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	1,848,160	22.12	54.39	45,910,879	0.50	0.85	1.25	0.05	0.45
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	4,891,279	20.67	21.59	104,710,596	0.24	0.85	1.20	-0.15	0.20
SAST SA MFS Blue Chip Growth Portfolio Class 1	119,655	9.64	10.01	1,193,989	0.41	0.85	1.10	3.24	3.50
SAST SA MFS Blue Chip Growth Portfolio Class 3	1,694,503	9.31	9.77	16,105,926	0.18	0.85	1.20	2.88	3.24
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	244,818	17.71	18.38	4,486,408	0.90	0.85	1.10	-0.88	-0.63
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	6,555,921	16.99	17.93	115,495,475	0.63	0.85	1.20	-1.22	-0.88
SAST SA MFS Telecom Utility Portfolio Class 1	84,004	16.18	22.52	1,706,124	4.91	0.85	1.25	-13.13	-12.78
SAST SA MFS Telecom Utility Portfolio Class 3	128,797	15.14	15.77	1,995,041	4.73	0.85	1.20	-13.30	-13.00
SAST SA MFS Total Return Portfolio Class 1	2,775,094	22.06	22.89	63,311,876	2.39	0.85	1.10	-1.55	-1.30
SAST SA MFS Total Return Portfolio Class 3	5,514,271	21.41	22.34	122,563,561	2.17	0.85	1.20	-1.89	-1.55
SAST SA Morgan Stanley International Equities Portfolio Class 1	345,510	9.88	14.44	3,816,788	2.10	0.85	1.25	-0.98	-0.58
SAST SA Morgan Stanley International Equities Portfolio Class 3	1,855,654	9.26	9.64	17,664,975	1.87	0.85	1.20	-1.17	-0.83
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1	373,375	20.63	31.59	8,222,369	0.55	0.85	1.25	1.72	2.13
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	1,699,118	19.34	20.14	33,686,709	0.39	0.85	1.20	1.52	1.87
SAST SA PineBridge High-Yield Bond Portfolio Class 1	446,235	19.83	27.36	9,347,474	5.78	0.85	1.25	-5.48	-5.10
SAST SA PineBridge High-Yield Bond Portfolio Class 3	2,396,394	18.58	19.35	45,971,953	5.28	0.85	1.20	-5.67	-5.34
SAST SA Putnam International Growth and Income Portfolio Class 1	512,868	12.69	15.56	6,856,591	2.61	0.85	1.25	-2.83	-2.44
SAST SA Putnam International Growth and Income Portfolio Class 3	1,319,895	11.89	12.38	16,299,695	2.34	0.85	1.20	-3.02	-2.68
SAST SA Templeton Foreign Value Portfolio Class 3	9,634,043	10.40	10.69	102,146,198	2.02	0.85	1.20	-6.02	-5.69
SAST SA VCP Dynamic Allocation Portfolio Class 3	127,410,161	11.80	11.97	1,515,014,316	1.14	0.85	1.20	-6.29	-5.96
SAST SA WellsCap Aggressive Growth Portfolio Class 1	257,772	13.06	20.84	4,624,737	0.00	0.85	1.25	-2.41	-2.02
SAST SA WellsCap Aggressive Growth Portfolio Class 3	98,917	12.34	12.75	1,245,899	0.00	0.85	1.20	-2.61	-2.27
SAST SA WellsCap Fundamental Growth Portfolio Class 1	508,017	11.41	28.83	9,081,037	0.00	0.85	1.25	0.27	0.67
SAST SA WellsCap Fundamental Growth Portfolio Class 3	342,915	10.63	11.14	3,795,150	0.00	0.85	1.20	0.07	0.42

(a)Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

48

VARIABLE ANNUITY ACCOUNT SEVEN

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(e)These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7.Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through April 22, 2020, the date the financial statements were issued. While sufficient information is not available to adequately evaluate the short-term or long-term impact to the Company as a result of the economic and market activities associated with the 2020 outbreak of COVID-19 ("Coronavirus"), the current economic volatility and environment may adversely impact net assets for each sub-account.

49

American General Life

Insurance Company

Audited Statutory Financial Statements

At December 31, 2019 and 2018 and

for each of the three years ended December 31, 2019

AMERICAN GENERAL LIFE INSURANCE COMPANY

TABLE OF CONTENTS TO AUDITED STATUTORY FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION

		Page
STATUTORY FINANCIAL STATEMENTS
Independent Auditor's Report		2
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2019 and 2018		4
Statutory Statements of Operations for the Years Ended December 31, 2019, 2018 and 2017		6
Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2019, 2018 and
	2017	7
Statutory Statements of Cash Flows for the Years Ended December 31, 2019, 2018 and 2017		8
NOTES TO STATUTORY FINANCIAL STATEMENTS
1.	Nature of Operations	9
2.	Summary of Significant Accounting Policies	10
3.	Investments	21
4.	Securities Lending and Repurchase Agreements	29
5.	Restricted Assets	32
6.	Subprime Mortgage Risk Exposure	33
7.	Derivatives	34

8.Information about Financial Instruments with Off-Balance Sheet Risk and

	Financial Instruments with Concentrations of Credit Risk	36
9.	Fair Value Measurements	37
10.	Aggregate Policy Reserves and Deposit Fund Liabilities	43
11.	Separate Accounts	45
12.	Reserves for Guaranteed Policy Benefits and Enhancements	48
13.	Participating Policy Contracts	48
14.	Premium and Annuity Considerations Deferred and Uncollected	49
15.	Reinsurance	49
16.	Federal Income Taxes	51
17.	Capital and Surplus	56
18.	Retirement Plans and Share-Based and Deferred Compensation Plans	57
19.	Debt	58
20.	Commitments and Contingencies	60
21.	Related Party Transactions	62
22.	Subsequent Events	67

23.Loan-Backed and Structured Security Impairments and Structured Notes

Holdings	68
SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities	73
Supplemental Investment Risks Interrogatories	75
Supplemental Summary Investment Schedule	81

1

Report of Independent Auditors

To the Board of Directors and Shareholder of

American General Life Insurance Company

We have audited the accompanying statutory financial statements of American General Life Insurance Company (the "Company"), an indirect, wholly-owned subsidiary of American International Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2019.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

2

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities, Supplemental Investment Risks Interrogatories and Supplemental Summary Investment Schedule (collectively, the "supplemental schedules") of the Company as of December 31, 2019 and for the year then ended are presented to comply with the National

Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and

Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 22, 2020

3

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2019	2018
Admitted assets
Cash and investments
Bonds	$98,988	$94,693
Preferred stock	299	303
Common stock	669	312
Cash, cash equivalents and short-term investments	446	1,547
Mortgage loans	21,446	18,928
Real estate	184	197
Contract loans	1,264	1,307
Derivatives	625	1,635
Securities lending reinvested collateral assets	1,283	352
Derivative cash collateral	26	20
Other invested assets	4,934	4,364
Total cash and investments	130,164	123,658
Amounts recoverable from reinsurers	366	306
Amounts receivable under reinsurance contracts	789	372
Current federal income tax recoverable	68	266
Deferred tax asset	618	517
Due and accrued investment income	1,407	1,379
Premiums due, deferred and uncollected	156	142
Receivables from affiliates	180	363
Other assets	1,015	164
Separate account assets	57,530	49,618
Total admitted assets	$192,293	$176,785

See accompanying Notes to Statutory Financial Statements.

4

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,
(in millions, except per share data)	2019	2018
Liabilities
Policy reserves and contractual liabilities
Life and annuity reserves	$97,632	$91,355
Liabilities for deposit-type contracts	12,038	12,012
Accident and health reserves	766	788
Premiums received in advance	12	11
Policy and contract claims	540	573
Policyholder dividends	17	15
Total policy reserves and contractual liabilities	111,005	104,754
Payable to affiliates	267	372
Interest maintenance reserve	1,605	1,278
Derivatives	227	209
Payable for securities lending	1,452	447
Repurchase agreements	68	119
Collateral for derivatives program	356	835
Funds held under coinsurance	11,253	10,863
Accrued expenses and other liabilities	1,885	1,750
Net transfers from separate accounts due or accrued	(1,601)	(1,394)
Asset valuation reserve	1,957	1,583
Separate account liabilities	57,530	49,618
Total liabilities	186,004	170,434
Commitments and contingencies (see Note 20)
Capital and surplus
Common stock, $10 par value; 600,000 shares authorized, issued and outstanding	6	6
Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding	1	1
Gross paid-in and contributed surplus	3,510	3,510
Unassigned surplus	2,772	2,834
Total capital and surplus	6,289	6,351
Total liabilities and capital and surplus	$192,293	$176,785

See accompanying Notes to Statutory Financial Statements.

5

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
(in millions)	2019	2018	2017
Revenues
Premiums and annuity considerations	$14,330	$(10,325)	$11,031
Net investment income	6,103	6,243	5,881
Amortization of interest maintenance reserve	123	141	128
Reserve adjustments on reinsurance ceded	(2,360)	17,732	(1,160)
Commissions and expense allowances	730	814	798
Separate account fees	1,297	1,167	1,216
Other income	429	437	472
Total revenues	20,652	16,209	18,366
Benefits and expenses
Death benefits	547	260	760
Annuity benefits	2,515	1,537	3,374
Surrender benefits	7,303	7,119	6,452
Other benefits	643	271	565
Change in reserves	6,086	3,792	742
Commissions	1,143	1,131	1,023
General insurance expenses	913	828	969
Net transfers (from) to separate accounts	(192)	(774)	1,306
Other expenses	694	638	592
Total benefits and expenses	19,652	14,802	15,783
Net gain from operations before dividends to policyholders and federal
income taxes	1,000	1,407	2,583
Dividends to policyholders	4	(13)	18
Net gain from operations after dividends to policyholders and before federal
income taxes	996	1,420	2,565
Federal income tax expense	760	513	1,025
Net gain from operations	236	907	1,540
Net realized capital losses, net of tax	(144)	(342)	(928)
Net income	$92	$565	$612

See accompanying Notes to Statutory Financial Statements.

6

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

		Gross Paid-
	Common &	In and
(in millions)	Preferred	Contributed	Unassigned	Total Capital
	Stock	Surplus	Surplus	and Surplus
Balance, January 1, 2017	$7	$3,688	$5,306	$9,001
Net income	-	-	612	612
Change in net unrealized capital gains (losses)	-	-	36	36
Change in net unrealized foreign exchange capital gains (losses)	-	-	271	271
Change in deferred tax	-	-	(1,286)	(1,286)
Change in non-admitted assets	-	-	1,001	1,001
Change in asset valuation reserve	-	-	19	19
Change in surplus from separate accounts	-	-	178	178
Other changes in surplus in separate accounts	-	-	(178)	(178)
Cumulative effect of changes in accounting principles	-	-	132	132
Capital Changes:
Return of capital	-	(178)	-	(178)
Dividends to parent recorded as return of capital	-	-	107	107
Dividends to stockholder	-	-	(1,722)	(1,722)
Prior period corrections (see Note 2)	-	-	(9)	(9)
Balance, December 31, 2017	$7	$3,510	$4,467	$7,984
Net income	-	-	565	565
Change in net unrealized capital gains (losses)	-	-	32	32
Change in net unrealized foreign exchange capital gains (losses)	-	-	(256)	(256)
Change in deferred tax	-	-	24	24
Change in non-admitted assets	-	-	(292)	(292)
Change in asset valuation reserve	-	-	(47)	(47)
Change in surplus from separate accounts	-	-	74	74
Other changes in surplus in separate accounts	-	-	(74)	(74)
Capital Changes:
Dividends to stockholder	-	-	(1,697)	(1,697)
Prior period corrections (see Note 2)	-	-	38	38
Balance, December 31, 2018	$7	$3,510	$2,834	$6,351
Net income	-	-	92	92
Change in net unrealized capital gains (losses)	-	-	743	743
Change in net unrealized foreign exchange capital gains (losses)	-	-	207	207
Change in deferred tax	-	-	901	901
Change in non-admitted assets	-	-	(510)	(510)
Change in liability for reinsurance in unauthorized and certified companies	-	-	(1)	(1)
Change in reserve on account of change in valuation basis	-	-	22	22
Change in asset valuation reserve	-	-	(374)	(374)
Change in surplus from separate accounts	-	-	162	162
Other changes in surplus in separate accounts	-	-	(162)	(162)
Cumulative effect of changes in accounting principles	-	-	(318)	(318)
Change in surplus as a result of reinsurance	-	-	(12)	(12)
Dividends to stockholder	-	-	(890)	(890)
Prior period corrections (see Note 2)	-	-	(206)	(206)
Other changes	-	-	284	284
Balance, December 31, 2019	$7	$3,510	$2,772	$6,289

See accompanying Notes to Statutory Financial Statements.

7

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(in millions)	2019	2018	2017
Cash from operations	$14,286
Premium and annuity considerations, collected, net of reinsurance		$11,771	$10,601
Net investment income collected	5,563	5,468	5,143
Other income	(65)	(1,848)	1,148
Total revenue received	19,784	15,391	16,892
Benefits paid	11,381	9,107	11,051
Net transfers to (from) separate accounts	17	(971)	1,450
Commissions and expenses paid	3,278	2,907	2,959
Dividends paid to policyholders	2	(10)	19
Federal income taxes paid	681	540	902
Total benefits and expenses paid	15,359	11,573	16,381
Net cash provided by operations	4,425	3,818	511
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	20,870	18,960	23,013
Stocks	148	10	25
Mortgage loans	2,040	1,594	1,727
Real estate	38	36	32
Other invested assets	2,245	882	1,630
Derivatives	2,005	-	-
Securities lending reinvested collateral assets	-	2,066	-
Miscellaneous proceeds	100	1,235	1,281
Total proceeds from investments sold, matured or repaid	27,446	24,783	27,708
Cost of investments acquired:
Bonds	24,100	19,254	21,006
Stocks	489	325	64
Mortgage loans	4,459	4,157	4,136
Real estate	35	36	92
Other invested assets	2,500	1,343	1,714
Securities lending reinvested collateral assets	931	-	279
Miscellaneous purchases	9	1,309	341
Total cost of investments acquired	32,523	26,424	27,632
Net adjustment in contract loans	(40)	(33)	(29)
Net cash (used in) provided by investing activities	(5,037)	(1,608)	105
Cash from financing and miscellaneous sources
Cash provided (applied):
Return of capital	-	-	(178)
Net (withdrawals from) deposits on deposit-type contracts	(393)	1,983	173
Dividends to Parent	(890)	(1,697)	(1,240)
Change in securities lending	1,005	(2,013)	314
Other, net	(211)	945	245
Net cash used in financing and miscellaneous activities	(489)	(782)	(686)
Net increase (decrease) in cash, cash equivalents and short-term investments	(1,101)	1,428	(70)
Cash, cash equivalents and short-term investments at beginning of year	1,547	119	189
Cash, cash equivalents and short-term investments at end of year	$446	$1,547	$119

Non-cash activities, excluded from above:
Non-cash transfer from other invested assets to common stocks	$57	$-	$-
Non-cash transfer from common stocks to bonds	22	-	-
Non-cash transfer from other invested assets to mortgage loans	5	787	1,468
Non-cash AIG Global Real Estate transactions	-	644	-
Non-cash Fortitude Re settlement	-	230	-
Non-cash Investment Real Estate sale	-	128	-
Non-cash tax payment	-	-	671
Non-cash dividends reclass	-	-	482

See accompanying Notes to Statutory Financial Statements.

8

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (AGL or the Company), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). AIG Parent is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. The term "AIG Parent" means American International Group, Inc. and not any of AIG Parent's consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. AGL's primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, private placement variable universal life, structured settlements, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts, funding agreements, stable value wrap products and group benefits. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through AIG Direct Insurance Services, Inc. (AIG Direct).

SunAmerica Asset Management LLC (SAAMCo), together with its wholly owned distributor, AIG Capital Services, Inc., and its wholly owned servicing agent, SunAmerica Fund Services, Inc., represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

In February 2018, the Company and its U.S. life insurance company affiliates, Variable Annuity Life Insurance Company (VALIC) and The United States Life Insurance Company in the City of New York (USL), each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), at the time a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Please refer to Note 15 – Reinsurance for further details relating to this agreement.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company's portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company's exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

9

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

The state has adopted certain prescribed accounting practices that differ from those found in the NAIC SAP. In 1984, the Company increased the value of its home office real estate properties to reflect the then current market value in accordance with prescribed guidance.

Effective December 31, 2015 and subsequent reporting periods through September 30, 2019, AGL received approval from the TDI to apply a permitted practice in its financial statements allowing AGL to use the criteria established in Actuarial Guideline 43, instead of the criteria established in Statement of Statutory Accounting Principles ("SSAP") No. 86, "Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions" to determine if a hedge was effective for certain interest rate swaps that were used to hedge guaranteed minimum withdrawal benefits. Thus, specific interest rate swaps that AGL determined were effective hedges were reported at amortized cost, pursuant to the accounting guidance set forth in SSAP 86.

Effective December 31, 2017, AGL received approval from the TDI expanding the aforementioned permitted practice to also include swaptions in its 2017 Annual Statement and subsequent reporting periods through September 30, 2019. Upon adoption, the effect of the original and expanded permitted practices were respectively reported as changes in accounting principle, consistent with SSAP No. 3, "Accounting Changes and Corrections of Errors".

Upon expiration of the above permitted practices for swaps and swaptions subsequent to September 30, 2019, AGL applied the guidance in SSAP 86 and recognized this change in accounting principle as of the beginning of the year (i.e., January 1, 2019), as required by SSAP 3, which decreased AGL's surplus by approximately $318 million at January 1, 2019. Subsequent to January 1, 2019, application of guidance in SSAP 86 to AGL's hedging instruments (swaps and swaptions) increased AGL's surplus by approximately $0.9 billion, primarily due to the recognition of unrealized gains. AGL intends to begin prospectively accounting for the subject interest rate derivatives that hedge interest rate risk related to guaranteed minimum withdrawal benefits under SSAP 108 guidance effective January 1, 2020. The adoption of SSAP 108 will coincide with the implementation of the related reserve guidance in the NAIC Valuation Manual (VM) subsection 21 (VM 21), Requirements for Principle-Based Reserves for Variable Annuities.

In addition, AGL received a new permitted practice with respect to an excess of loss reinsurance agreement (the "XoL Agreement") for the reporting period ending December 31, 2019 as follows:

Effective December 31, 2019 and subsequent reporting periods through September 30, 2020, AGL received approval from the TDI to apply a permitted practice in its financial statements allowing AGL to recognize an admitted asset related to the notional value of coverage defined in the XoL Agreement. This asset is reported in Other assets in the balance sheet. The XoL Agreement has a 20 year term and provides coverage to AGL for aggregate claims incurred during the agreement term associated with guaranteed minimum withdrawal benefits on certain fixed index annuities exceeding an attachment point defined in the XoL agreement. The permitted practice allows AGL to manage its reserves in a manner more in line with anticipated principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices.

10

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a reconciliation of the Company's net income and capital and surplus between NAIC SAP basis and the basis including practices prescribed or permitted by the State of Texas:

		December 31,
(in millions)	SSAP#	2019	2018	2017
NET INCOME
State basis		$92	$565	$612
State permitted practices that increase (decrease) NAIC SAP:
Effective interest rate hedges - NII	86	-	47	6
Effective interest rate hedges - RG(L)		-	12	(6)
State prescribed practices that increase (decrease) NAIC SAP:
Depreciation of home office property	40R	-	-	-
Net income, NAIC SAP		$92	$624	$612
SURPLUS
State basis		$6,289	$6,351	$7,984
State permitted practices that increase (decrease) NAIC SAP:
Effective interest rate hedges	86	-	(403)	(430)
XoL reinsurance agreement	4	(284)	-	-
State prescribed practices that increase (decrease) NAIC SAP:
Depreciation of home office property	40R	(24)	(24)	(24)
Statutory capital and surplus, NAIC SAP		$5,981	$5,924	$7,530

In the event AGL had not employed any or all of these permitted and prescribed practices, AGL's risk-based capital (RBC) would not have triggered a regulatory event.

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•application of other-than-temporary impairments (OTTI);

•estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

•fair value measurements of certain financial assets; and

•policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of "6" or "6*". Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC's Investment Analysis Office (IAO) receive a "6*" designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a "6*" designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all

11

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

RBC charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. The final NAIC designation for most RMBS and CMBS is determined by financial modeling conducted by BlackRock. RMBS and CMBS that are not financially modeled, primarily due to a lack of publicly available information and most remaining LBaSS are subject to a modified designation based on an NAIC matrix and the Company's statement value for the security. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the NAIC's IAO, interest only securities, and those securities with an original NAIC designation of 5, 5*, 6 or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to a modified designation or financial modeling.

Short sale is the sale of a security which is not owned by the Company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 "Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Preferred stocks with NAIC designations of "1" through "3" are carried at amortized cost. All other preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non- insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non- insurance SCA entities for which either audited U.S. GAAP financial statements or audited foreign GAAP basis financial statements that include a footnote reconciling net income and equity on a foreign GAAP basis to U.S. GAAP are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective

12

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Hedge accounting was not used for any derivative instruments in 2019.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash

13

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write- down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents' balances or other receivables over 90 days. Non-admitted assets were $3.4 billion and $2.9 billion at December 31, 2019 and 2018, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest- related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

14

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners' Annuity Reserve Valuation Method (VACARVM) under Actuarial Guideline 43 (AG 43). Reserves for variable universal life accounts are provided in accordance with the Commissioners' Reserve Valuation Method (CRVM).

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $233.9 million at December 31, 2019.

A majority of the Company's variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. AG 43 requires the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with GMDB. These reserves are derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and are based on prudent estimate assumptions. In addition, a deterministic valuation is also performed using assumptions prescribed in AG 43. The greater of these two reserve balances is the AG 43 reserve. However, the Company is currently holding reserves at the C3 Phase II Total Asset Requirement level, which is higher than the AG 43 amount.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company's underwriters at issue.

15

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company had $97.7 billion of insurance in-force and $1.7 billion of reserves as of December 31, 2019, and $66.3 billion of insurance in-force and $1.5 billion of reserves as of December 31, 2018, for which the gross premiums are less than the net premiums according to the standard of valuation set by the TDI.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company's business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG Parent or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG Parent or its subsidiaries is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG Parent, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG Parent. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable

16

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

Effective January 1, 2019, the Company changed the Actuarial Guideline XXXV Type 2 computational method from Commissioners Annuity Reserve Valuation Method with Updated Market Values (CARVM-UMV) to Market Value Reserve Method (MVRM) using Black-Scholes Projection Method as approved by the domiciliary commissioner. The change in the reserving methodology increased unassigned surplus by $22 million.

There were no new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2019, five out-of-period errors were identified and corrected, which decreased unassigned surplus by $206 million. The most significant of these was an increase in indexed annuity reserves due to an incorrect application of incident rates.

In 2018, six out-of-period errors were identified and corrected, which increased unassigned surplus by $38 million. The most significant of these were in universal life business reflecting a reduction in reserves and adjustments to reinsurance premiums, partially offset by an increase in annuity reserves.

In 2017, certain prior year errors were identified and corrected, which increased reserves and decreased unassigned surplus by $9 million. The most significant of these was an increase in universal life reserves and a decrease in deferred annuity reserves from the correction of the cash values in the policy administration system.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and preferred stocks are generally reported at amortized cost. However, if bonds are designated category "6" and preferred stocks are designated categories "4 – 6" by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to- maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and

17

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the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan's original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings in 2018 for equity securities previously designated as available-for-sale and through net income for equity securities measured at fair value at the Company's election. Prior to 2018, equity securities designated as available-for-sale were carried at fair value with changes in fair value recorded through other comprehensive income.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer's occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty's credit risk for derivative assets or the insurer's credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in certain variable universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and

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AMERICAN GENERAL LIFE INSURANCE COMPANY

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losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries' financial statements are combined with the parent company's financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company's investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as "non-admitted," principally any negative IMR, agents' balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management's estimates and judgment.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

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Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer's best estimates of interest rates are used.

Under SAP, the Commissioners' Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non- admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

		Gross	Gross
	Statement	Unrealized	Unrealized
(in millions)	Value	Gains	Losses	Fair Value
December 31, 2019
Bonds:
U.S. government obligations	$2,389	$199	$(3)	$2,585
All other governments	3,044	353	(20)	3,377
States, territories and possessions	397	49	(4)	442
Political subdivisions of states, territories and possessions	336	68	-	404
Special revenue	7,859	789	(14)	8,634
Industrial and miscellaneous	81,146	8,142	(239)	89,049
Hybrid securities	722	227	(2)	947
Bank loans	3,095	12	(29)	3,078
Total bonds	98,988	9,839	(311)	108,516
Preferred stock	299	112	-	411
Common stock*	669	-	-	669
Total equity securities	968	112	-	1,080
Total	$99,956	$9,951	$(311)	$109,596
December 31, 2018
Bonds:
U.S. government obligations	$1,754	$45	$(42)	$1,757
All other government	3,046	77	(144)	2,979
States, territories and possessions	309	22	(1)	330
Political subdivisions of states, territories and possessions	376	36	(4)	408
Special revenue	8,642	357	(135)	8,864
Industrial and miscellaneous	77,660	3,566	(1,926)	79,300
Hybrid securities	785	132	(19)	898
Bank loans	2,121	8	(28)	2,101
Total bonds	94,693	4,243	(2,299)	96,637
Preferred stock	303	12	(1)	314
Common stock*	312	-	-	312
Total equity securities	615	12	(1)	626
Total	$95,308	$4,255	$(2,300)	$97,263

*Common stock includes $398 million and $109 million of investments in affiliates at December 31, 2019 and 2018, respectively.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

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Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
(in millions)	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2019
Bonds:
U.S. government obligations	$152	$(3)	$12	$(1)	$164	$(4)
All other government	77	(2)	105	(18)	182	(20)
U.S. States, territories and possessions	90	(4)	-	-	90	(4)
Political subdivisions of states, territories and possessions	8	-	-	-	8	-
Special revenue	460	(13)	106	(1)	566	(14)
Industrial and miscellaneous	5,545	(123)	2,418	(120)	7,963	(243)
Hybrid securities	8	-	24	(2)	32	(2)
Bank loans	1,594	(30)	-	-	1,594	(30)
Total	$7,934	$(175)	$2,665	$(142)	$10,599	$(317)
December 31, 2018
Bonds:
U.S. government obligations	$317	$(11)	$751	$(31)	$1,068	$(42)
All other government	1,295	(85)	610	(58)	1,905	(143)
U.S States, territories and possessions	67	(1)	-	-	67	(1)
Political subdivisions of states, territories and possessions	85	(1)	34	(3)	119	(4)
Special revenue	1,698	(46)	2,313	(89)	4,011	(135)
Industrial and miscellaneous	26,244	(1,165)	9,726	(778)	35,970	(1,943)
Hybrid securities	174	(11)	58	(8)	232	(19)
Bank loans	708	(28)	-	-	708	(28)
Total bonds	30,588	(1,348)	13,492	(967)	44,080	(2,315)
Preferred stock	95	(1)	5	-	100	(1)
Common stock	61	(14)	-	-	61	(14)
Total equity securities	156	(15)	5	-	161	(15)
Total	$30,744	$(1,363)	$13,497	$(967)	$44,241	$(2,330)

As of December 31, 2019 and 2018, the number of bonds and equity securities in an unrealized loss position was 1,147 and 3,983, respectively. Bonds comprised 1,134 of the total, of which 310 were in a continuous loss position greater than 12 months at December 31, 2019. Bonds comprised 3,916 of the total, of which 1,397 were in a continuous loss position greater than 12 months at December 31, 2018.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2019 and 2018, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2019
Due in one year or less	$1,898	$1,918
Due after one year through five years	10,130	10,440
Due after five years through ten years	17,147	18,397
Due after ten years	42,021	47,740
LBaSS	27,857	30,083
Total	$99,053	$108,578

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $160 million and $154 million at December 31, 2019 and 2018, respectively, which is the fair value. At December 31, 2019 and 2018, the Company had no income excluded from due and accrued for bonds.

At December 31, 2019, the Company's bond portfolio included bonds totaling $6.5 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 4 percent of the Company's total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries. At December 31, 2018, the Company's bond portfolio included bonds totaling $6.0 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company's total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 16 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2019	2018
Consumer non-cyclical	19.0%	16.9%
Consumer cyclical	16.9	17.2
Capital Goods	11.3	-
Energy	10.0	12.0

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company's ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management's judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2019		December 31, 2018
	Statement		Statement
(in millions)	Value	Fair Value	Value	Fair Value
Loan-backed and structured securities	$27,857	$30,083	$30,129	$31,757

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third- party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

23

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2019 and 2018, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2019 and 2018, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2019, 2018 and 2017, the Company recognized total OTTI of $40 million, $47 million and $54 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2019 and 2018, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
(in millions)	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2019
LBaSS	$2,765	$(34)	$1,424	$(41)	$4,189	$(75)
December 31, 2018
LBaSS	$6,672	$(143)	$3,696	$(137)	$10,368	$(280)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2019	2018
Balance, beginning of year	$1,402	$1,535
Increases due to:
Credit impairment on new securities subject to impairment losses	17	9
Additional credit impairment on previously impaired investments	23	38
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	149	180
Balance, end of year	$1,293	$1,402

See Note 23 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company's structured notes holding at December 31, 2019.

Mortgage Loans

Mortgage loans had outstanding principal balances of $21.6 billion and $19.1 billion at December 31, 2019 and 2018, respectively. Contractual interest rates range from 1.45 percent to 8.50 percent. The mortgage loans at December 31, 2019 had maturity dates ranging from 2020 to 2069.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company's mortgage loan portfolio:

	December 31,
	2019	2018
Geographic distribution:
Mid-Atlantic	28.9%	26.3%
Foreign	25.3	21.9
Pacific	14.5	15.6
South Atlantic	10.8	12.6
West South Central	6.7	7.4
New England	4.8	5.6
East North Central	4.4	5.1
Mountain	3.4	4.1
East South Central	0.7	0.8
West North Central	0.5	0.6
Total	100.0%	100.0%
Property type distribution:
Multi-family	36.6%	31.1%
Office	27.6	28.6
Retail	11.8	13.9
Industrial	9.7	8.1
Hotel/Motel	6.2	7.6
Other	8.1	10.7
Total	100.0%	100.0%

At December 31, 2019, there were 267 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 85 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2019 and 2018:

		Years Ended December 31,
	2019			2018
(in millions)	Maximum	Minimum	Maximum		Minimum
Multi-family	6.22%	2.05%	5.75%		2.05%
Retail	6.36	6.36	5.48		3.82
Office	4.66	1.75	5.10		3.02
Hotel	4.89	4.89	4.80		3.00
Industrial	5.59	1.45	4.53		2.11
Other	-	-	5.39		3.16

The Company did not reduce any interest rates during 2019 and 2018.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 80.0 percent for both 2019 and 2018.

At December 31, 2019, the Company held $197 million in impaired mortgages with $85 million of related allowances for credit losses and $112 million in impaired loans without a related allowance. At December 31, 2018, the Company held $181 million in impaired mortgages with $12 million of related allowances for credit losses and $169 million in impaired loans without a related allowance. The Company's average recorded investment in impaired loans was $178 million and $201 million, at December 31, 2019 and 2018, respectively. The Company recognized interest income of $2 million, $5 million and $3 million, in 2019, 2018 and 2017, respectively.

25

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

		December 31,
(in millions)	2019	2018	2017
Balance, beginning of year	$172	$129	$89
Additions (reductions) charged to unrealized capital loss	25	43	53
Direct write-downs charged against allowance	-	-	(13)
Balance, end of year	$197	$172	$129

During 2019, the Company derecognized $1 million mortgage loans and recognized $1 million real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

		December 31,
(in millions)		2019	2018
Current		$21,439	$18,922
30	- 59 days past due	5	4
60	- 89 days past due	1	1
90	- 179 days past due	-	1
Greater than 180 days past due		1	-
Total		$21,446	$18,928

At December 31, 2019 and 2018, the Company had mortgage loans outstanding under participant or co-lender agreements of $18.5 billion and $15.8 billion, respectively.

The Company had $185 million and $169 million in restructured loans at December 31, 2019 and 2018, respectively.

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2019 and 2018. At December 31, 2019 and 2018, the Company had no outstanding commitments to debtors that hold loans with restructured terms.

Real Estate

The following table presents the components of the Company's investment in real estate:

	December 31,
(in millions)	2019	2018
Properties occupied by the Company	$63	$53
Properties held for production of income	120	110
Properties held for sale	1	34
Total	$184	$197

The Company recognized gains of $4 million, $1 million and $13 million on the sale of real estate property in 2019, 2018 and 2017, respectively. The Company did not recognize any impairment write-downs for its investment in real estate during 2019. The Company recognized of $11 million impairment write-downs for its investment in real estate during 2018. The Company did not recognize any impairment write-downs for its investment in real estate during 2017.

26

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Other Invested Assets

The following table presents the components of the Company's other invested assets:

	December 31,
(in millions)	2019	2018
Investments in limited liability companies	$1,335	$1,474
Investments in limited partnerships	2,407	1,877
Other unaffiliated investments	1,153	1,026
Receivable for securities	109	138
Initial margin for futures	5	2
Non-admitted assets	(75)	(153)
Total	$4,934	$4,364

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $928 million at December 31, 2019. The financial statements for the related holding companies are not audited and the Company has limited the value of its investment in these holding companies to the value contained in the audited financial statements of the lower tier entities owned by each of the respective intermediate holding company entities as adjusted by SAP, if applicable. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company's determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $62 million, $44 million and $89 million during 2019, 2018 and 2017, respectively.

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2019	2018	2017
Bonds	$4,949	$4,897	$4,788
Preferred stocks	15	13	11
Common stocks	6	5	3
Cash and short-term investments	58	29	22
Mortgage loans	864	798	675
Real estate*	47	50	53
Contract loans	80	82	87
Derivatives	60	210	(121)
Investment income from affiliates	170	165	372
Other invested assets	110	239	250
Gross investment income	6,359	6,488	6,140
Investment expenses	(256)	(245)	(259)
Net investment income	$6,103	$6,243	$5,881

* Includes amounts for the occupancy of Company-owned property of $12 million in 2019, and $11 million in both 2018 and 2017.

27

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years Ended December 31,
(in millions)	2019	2018	2017
Bonds	$484	$(81)	$109
Preferred stocks	4	-	1
Common stocks	(24)	-	-
Cash and short-term investments	2	(2)	(13)
Mortgage loans	(47)	(26)	6
Real estate	4	(10)	7
Derivatives	(210)	(330)	(1,412)
Other invested assets	173	28	65
Realized capital gains (losses)	386	(421)	(1,237)
Federal income tax (expense) benefit	(81)	88	433
Net gains transferred to IMR	(449)	(9)	(124)
Net realized capital losses	$(144)	$(342)	$(928)

During 2019, 2018 and 2017, the Company recognized $86 million, $192 million and $98 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years Ended December 31,
(in millions)	2019	2018	2017
Proceeds	$11,792	$8,165	$7,403
Gross realized capital gains	$799	$191	$330
Gross realized capital losses	(194)	(176)	(87)
Net realized capital gains	$605	$15	$243

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years Ended December 31,
(in millions)	2019	2018	2017
Bonds	$97	$(171)	$253
Preferred and common stocks	55	(12)	(3)
Mortgage loans	147	(248)	179
Derivatives	981	88	(107)
Other invested assets	13	(6)	32
Other	7	32	(71)
Federal income tax benefit (expense)	(350)	93	24
Net change in unrealized gains (losses) of investments	$950	$(224)	$307

28

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5* Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5* Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5* Securities		Aggregate BACV		Aggregate Fair Value
			(in millions)		(in millions)

	2019	2018	2019	2018	2019	2018
Bonds - AC	10	23	$68	$296	$66	$294
LB&SS - AC	2	2	34	34	35	34
Preferred Stock - AC	-	4	-	5	-	8
Preferred Stock - FV	-	-	-	-	-	-
Total	12	29	$102	$336	$101	$336

AC-Amortized Cost

FV-Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

As of December 31, 2019 and 2018, the Company had bonds loaned with a fair value of approximately $1.4 billion and $438 million, respectively, pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2019	2018
30 days or less	$295	$148
31 to 60 days	439	68
61 to 90 days	718	231
Subtotal	1,452	447
Securities collateral received	-	-
Total collateral received	$1,452	$447

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2019		December 31, 2018
	Amortized		Amortized
(in millions)	Cost	Fair Value	Cost	Fair Value
Open positions	$1,283	$1,283	$352	$352
Subtotal	1,283	1,283	352	352
Securities collateral received	-	-	-	-
Total collateral reinvested	$1,283	$1,283	$352	$352

29

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Repurchase Agreements

At December 31, 2019 and 2018, bonds with a fair value of approximately $153 million and $124 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2019	2018
Open positions	$-	$119
30 days or less	29	-
31 to 60 days	-	-
61 to 90 days	-	-
Greater than 90 days	39	-
Subtotal	68	119
Securities collateral received	-	-
Total collateral received	$68	$119

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2019:

			FIRST	SECOND	THIRD	FOURTH
(in millions)			QUARTER	QUARTER	QUARTER	QUARTER
a. Maximum Amount
1.	Open - No Maturity		$119	$177	$127	$145
2.	Overnight		20	15	115	80
3.	2 Days to 1 Week		-	13	112	74
4.	> 1 Week to 1 Month		-	112	112	98
5.	> 1 Month to 3 Months		-	-	-	-
6.	> 3 Months to 1 Year		-	-	-	-
7.	> 1	Year	-	-	-	-
b. Ending Balance
1.	Open - No Maturity		$68	$149	$79	$39
2.	Overnight		-	13	-	-
3.	2 Days to 1 Week		-	-	-	29
4.	> 1	Week to 1 Month	-	112	-	-
5.	> 1	Month to 3 Months	-	-	-	-
6.	> 3 Months to 1 Year		-	-	-	-
7.	> 1	Year	-	-	-	-

30

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the Company's liability to return collateral for the year ended December 31, 2019:

		FIRST	SECOND	THIRD	FOURTH
(in millions)		QUARTER	QUARTER	QUARTER	QUARTER
a. Maximum Amount
1.	Cash (Collateral - All)	$140	$316	$466	$398
2.	Securities Collateral (FV)	-	-	-	-
b. Ending Balance
1.	Cash (Collateral - All)	$68	$274	$79	$68
2.	Securities Collateral (FV)	-	-	-	-

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2019		December 31, 2018
	Amortized		Amortized
(in millions)	Cost	Fair Value	Cost	Fair Value
Open positions	$139	$153	$129	$124
Greater than three years	-	-	-	-
Subtotal	139	153	129	124
Securities collateral received	-	-	-	-
Total collateral reinvested	$139	$153	$129	$124

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2019:

		FIRST		SECOND	THIRD	FOURTH
(in millions)		QUARTER		QUARTER	QUARTER	QUARTER
a. Maximum Amount
1.	BACV		$-	$-	$-	$-
2.	Nonadmitted - Subset of BACV		-	-	-	-
3.	Fair Value		-	-	-	-
b. Ending Balance
1.	BACV		$69	$240	$132	$139
2.	Nonadmitted - Subset of BACV		-	-	-	-
3.	Fair Value		74	255	143	153

31

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2019:

		1		2		3	4
(in millions)		None		NAIC 1		NAIC 2	NAIC 3
Ending Balance
a. Bonds - BACV			$-		$50	$65	$10
b. Bonds - FV			-		57	72	10
c. LB & SS - BACV			-		-	-	-
d. LB & SS - FV			-		-	-	-
e. Preferred Stock - BACV			-		-	-	-
f. Preferred Stock - FV			-		-	-	-
g. Common Stock			-		-	-	-
h. Mortgage Loans - BACV			-		-	-	-
i. Mortgage Loans - FV			-		-	-	-
j. Real Estate	- BACV		-		-	-	-
k. Real Estate	- FV		-		-	-	-
l. Derivatives -	BACV		-		-	-	-
m. Derivatives - FV			-		-	-	-
n. Other Invested Assets - BACV			-		-	-	-
o. Other Invested Assets - FV			-		-	-	-
p. Total Assets - BACV			-		50	65	10
q. Total Assets - FV			-		57	72	10

		5		6		7	8
(in millions)		NAIC 4		NAIC 5		NAIC 6	Non-Admitted
Ending Balance
a. Bonds - BACV			$14		$-	$-	$-
b. Bonds - FV			14		-	-	-
c. LB & SS - BACV			-		-	-	-
d. LB & SS - FV			-		-	-	-
e. Preferred Stock - BACV			-		-	-	-
f. Preferred Stock - FV			-		-	-	-
g. Common Stock			-		-	-	-
h. Mortgage Loans - BACV			-		-	-	-
i. Mortgage Loans - FV			-		-	-	-
j. Real Estate	- BACV		-		-	-	-
k. Real Estate	- FV		-		-	-	-
l. Derivatives -	BACV		-		-	-	-
m. Derivatives - FV			-		-	-	-
n. Other Invested Assets - BACV			-		-	-	-
o. Other Invested Assets - FV			-		-	-	-
p. Total Assets - BACV			14		-	-	-
q. Total Assets - FV			14		-	-	-

5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

32

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the carrying value of the Company's restricted assets:

	December 31,
(in millions)	2019	2018
On deposit with states	$48	$48
Securities lending	1,210	425
Collateral held on securities lending	1,452	447
FHLB stock and collateral pledged	3,555	3,851
Subject to repurchase agreements	139	129
Collateral for derivatives	912	580
Guaranteed interest contracts	41	44
Other restricted assets	104	78
Total	$7,461	$5,602
6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•An interest rate above prime to borrowers who do not qualify for prime rate loans;

•Borrowers with low credit ratings (FICO scores);

•Interest-only or negative amortizing loans;

•Unconventionally high initial loan-to-value ratios;

•Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•Borrowers with less than conventional documentation of their income and/or net assets;

•Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

•Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant "payment shock" when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company's exposure is through other investments, primarily in RMBS, as described above.

33

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company's investments with subprime exposures:

		Book
		Adjusted		OTTI
		Statement		Recognized
(in millions)	Actual Cost	Value	Fair Value	to Date
December 31, 2019
In general account:
RMBS	$1,077	$969	$1,204	$(18)
CDOs	922	918	949	(10)
CMBS	11	11	11	-
Total subprime exposure	$2,010	$1,898	$2,164	$(28)
December 31, 2018
In general account:
RMBS	$1,210	$1,167	$1,390	$(15)
CDOs	911	923	957	(8)
CMBS	11	11	10	-
Total subprime exposure	$2,132	$2,101	$2,357	$(23)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. The Company has determined that its derivative financial instruments do not qualify for hedge accounting. As a result, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company's exchange traded futures contracts relates to the one day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $981 million in 2019, an unrealized capital gain of $88 million in 2018 and an unrealized capital loss of $107 million in 2017, related to derivatives that did not qualify for hedge accounting.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from

34

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company's interest rate hedging derivative instruments include

(1)interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company's net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company's admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and

35

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company's derivative instruments:

	December 31, 2019			December 31, 2018
	Contract or			Contract or
	Notional	Statement		Notional	Statement
(in millions)	Amount	Value	Fair Value	Amount	Value	Fair Value
Assets:
Interest rate contracts	$33,189	$1,170	$1,170	$26,901	$1,360	$1,080
Foreign exchange contracts	3,750	438	438	6,331	511	511
Equity contracts	40,674	3,516	3,516	45,769	902	902
Credit contracts	7,728	3	3	-	-	-
Derivative assets, gross	85,341	5,127	5,127	79,001	2,773	2,493
Counter party netting*	-	(4,502)	(4,502)	-	(1,138)	(1,399)
Derivative assets, net	$85,341	$625	$625	$79,001	$1,635	$1,094
Liabilities:
Interest rate contracts	$14,079	$1,227	$1,227	$16,121	$426	$549
Foreign exchange contracts	6,354	395	395	2,328	266	266
Equity contracts	34,406	3,100	3,100	33,886	649	649
Credit contracts	-	-	-	-	-	-
Other contracts	56	7	7	58	6	6
Derivative liabilities, gross	54,895	4,729	4,729	52,393	1,347	1,470
Counter party netting*	-	(4,502)	(4,502)	-	(1,138)	(1,399)
Derivative liabilities, net	$54,895	$227	$227	$52,393	$209	$71

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2019		December 31, 2018
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$5,127	$(4,729)	$2,773	$(1,347)
Amount offset	(4,502)	4,502	(1,138)	1,138
Net amount presented in the Statement of Admitted
Assets, Liabilities, and Capital and Surplus	$625	$(227)	$1,635	$(209)
8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company's derivative financial instruments with concentrations of credit risk:

	December 31, 2019		December 31, 2018
	Contract or		Contract or
	Notional	Final Maturity	Notional	Final Maturity
(in millions)	Amount	Date	Amount	Date
Derivative assets:
Interest rate contracts	$33,189	2069	$26,901	2055
Foreign exchange contracts	3,750	2049	6,331	2056
Equity contracts	40,674	2028	45,769	2028
Credit contracts	7,728	2024	-
Derivative liabilities:
Interest rate contracts	14,079	2055	16,121	2056
Foreign exchange contracts	6,354	2060	2,328	2051
Equity contracts	34,406	2022	33,886	2022
Credit contracts	-		-
Other contracts	56	2042	58	2042
	36

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The credit exposure to the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company's derivative contracts aggregated $725 million and $466 million at December 31, 2019 and 2018, respectively.

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

•Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

37

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

38

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company's financial instruments not measured at fair value compared to their statement values:

		Admitted
	Aggregate	Assets or
(in millions)	Fair Value	Liabilities	Level 1	Level 2	Level 3
December 31, 2019
Assets:
Bonds	$108,500	$98,976	$-	$92,575	$15,925
Preferred stocks	409	299	5	315	89
Common stocks	143	143	-	143	-
Cash, cash equivalents
and short-term investments	446	446	(65)	511	-
Mortgage loans	22,526	21,446	-	-	22,526
Contract loans	1,264	1,264	-	-	1,264
Receivables for securities	110	110	-	110	-
Securities lending reinvested collateral assets	1,283	1,283	-	1,283	-
Separate account assets	8,269	7,795	-	8,269	-
Liabilities:
Policy reserves and contractual liabilities	12,012	11,090	-	239	11,773
Payable for securities	433	433	-	433	-
Payable for securities lending	1,452	1,452	-	1,452	-
December 31, 2018
Assets:
Bonds	$96,620	$94,675	$35	$79,744	$16,841
Preferred stocks	240	228	6	220	14
Common stocks	138	138	-	138	-
Cash, cash equivalents
and short-term investments	1,547	1,547	1,228	319	-
Mortgage loans	19,182	18,928	-	-	19,182
Contract loans	1,307	1,307	-	-	1,307
Derivatives	404	807	-	404	-
Receivables for securities	138	138	-	138	-
Securities lending reinvested collateral assets	352	352	-	352	-
Separate account assets	5,484	5,618	-	5,484	-
Liabilities:
Policy reserves and contractual liabilities	11,843	11,191	-	339	11,504
Payable for securities	362	362	-	362	-
Payable for securities lending	447	447	-	447	-

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

39

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange- traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

40

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

				Counterparty
(in millions)	Level 1	Level 2	Level 3	Netting*	Total
December 31, 2019
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$11	$1	$-	$12
Total bonds	-	11	1	-	12
Preferred stock
Common stock
Industrial and miscellaneous	72	-	20	-	92
Mutual funds	-	37	-	-	37
Parent, subsidiaries and affiliates	6	-	-	-	6
Total common stock	78	37	20	-	135
Derivative assets:
Interest rate contracts	1	1,169	-	-	1,170
Foreign exchange contracts	-	438	-	-	438
Equity contracts	5	3,357	154	-	3,516
Credit contracts	-	-	3	-	3
Counterparty netting	-	-	-	(4,502)	(4,502)
Total derivative assets	6	4,964	157	(4,502)	625
Separate account assets	47,758	1,977	-	-	49,735
Total assets at fair value	$47,842	$6,989	$178	$(4,502)	$50,507
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$-	$1,226	$-	$-	$1,226
Foreign exchange contracts	-	395	-	-	395
Equity contracts	5	3,073	23	-	3,101
Credit contracts	-	-	-	-	-
Other contracts	-	-	7	-	7
Counterparty netting	-	-	-	(4,502)	(4,502)
Total derivative liabilities	5	4,694	30	(4,502)	227
Total liabilities at fair value	$5	$4,694	$30	$(4,502)	$227
December 31, 2018
Assets at fair value:
Bonds
U.S. special revenue	$-	$-	$1	$-	$1
Industrial and miscellaneous	-	4	13	-	17
Total bonds	-	4	14	-	18
Preferred stock
Industrial and miscellaneous	-	-	75	-	75
Total preferred stock	-	-	75	-	75
Common stock
Industrial and miscellaneous	21	-	3	-	24
Mutual funds	41	-	-	-	41
Total common stock	62	-	3	-	65
Derivative assets:
Interest rate contracts	-	212	-	-	212
Foreign exchange contracts	-	511	-	-	511
Equity contracts	129	704	69	-	902
Counterparty netting	-	-	-	(1,138)	(1,138)
Total derivative assets	129	1,427	69	(1,138)	487
Separate account assets	42,094	1,905	-	-	43,999
Total assets at fair value	$42,285	$3,336	$161	$(1,138)	$44,644
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$3	$82	$-	$-	$85
Foreign exchange contracts	-	266	-	-	266
Equity contracts	9	640	-	-	649
Other contracts	-	-	6	-	6
	41

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

				Counterparty
(in millions)	Level 1	Level 2	Level 3	Netting*	Total
Counterparty netting	$-	$-	$-	$(1,138)	$(1,138)
Total derivative liabilities	12	988	6	(1,138)	(132)
Total liabilities at fair value	$12	$988	$6	$(1,138)	$(132)

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

		Preferred	Common	Derivative	Total	Derivative
(in millions)	Bonds	Stocks	Stocks	Assets	Assets	Liabilities
Balance, January 1, 2017	$160	-	$-	$55	$215	$5
Total realized/unrealized capital gains or losses:
Included in net income	(5)	-	-	15	10	1
Included in surplus	17	-	-	24	41	-
Purchases, issuances and settlements	45	-	3	(15)	33	(1)
Transfers into Level 3	1	-	-	-	1	-
Transfers out of Level 3	(216)	-	-	-	(216)	-
Balance, December 31, 2017	$2	-	$3	$79	$84	$5
Total realized/unrealized capital gains or losses:
Included in net income	(1)	-	-	13	12	1
Included in surplus	(1)	-	6	(44)	(39)	1
Purchases, issuances and settlements	12	75	1	21	109	(1)
Transfers into Level 3	17	-	-	-	17	-
Transfers out of Level 3	(15)	-	(7)	-	(22)	-
Balance, December 31, 2018	$14	75	$3	$69	$161	$6
Total realized/unrealized capital gains or losses:
Included in net income	-	-	(7)	(19)	(26)	12
Included in surplus	(1)	-	(1)	67	65	23
Purchases, issuances and settlements	(2)	-	2	40	40	(11)
Transfers into Level 3	15	-	23	-	38	-
Transfers out of Level 3	(25)	(75)	-	-	(100)	-
Balance, December 31, 2019	$1	-	$20	$157	$178	$30

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2019 and 2018, there were no transfers between Level 1 and Level 2 securities and transfers between Level 2 and Level 3 securities were less than one million.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2019 and 2018 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2019.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company's derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2019
Derivative assets at fair value	$6	$4,964	$157	$5,127
Derivative liabilities at fair value	5	4,694	30	4,729
December 31, 2018
Derivative assets at fair value	$129	$1,427	$69	$1,625
Derivative liabilities at fair value	12	988	6	1,006

10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company's reserves by major category:

	Years ended December 31,
(in millions)	2019	2018
Life insurance	$38,744	$37,837
Annuities (excluding supplementary contracts with life contingencies)	78,030	72,274
Supplementary contracts with life contingencies	531	517
Accidental death benefits	18	20
Disability - active lives	32	34
Disability - disabled lives	247	255
Excess of AG 43 reserves over basic reserves	1,291	1,303
Deficiency reserves	1,660	1,497
Other miscellaneous reserve	1,032	832
Gross life and annuity reserves	121,585	114,569
Reinsurance ceded	(23,953)	(23,214)
Net life and annuity reserves	97,632	91,355
Accident and health reserves
Unearned premium reserves	10	11
Present value of amounts not yet due on claims	230	255
Additional contract reserves	543	544
Gross accident and health reserves	783	810
Reinsurance ceded	(17)	(22)
Net accident and health reserves	766	788
Aggregate policy reserves	$98,398	$92,143

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

			December 31, 2019
			Separate	Separate
			account with	account		% of
(in millions)		General account	guarantees	nonguaranteed	Total	Total
(1)	Subject to discretionary withdrawal :
	a. With market value adjusted	$22,754	$1,698	$-	$24,452	24.04%
	b. At book value less current surrender
	charge of 5% or more	10,062	-	-	10,062	9.89%
	c. At fair value	-	54	26,954	27,008	26.56%
	d. Total with market adjustment or at fair value	32,816	1,752	26,954	61,522	60.49%
	e. At book value without adjustment
	(minimal or no charge or adjustment)	25,741	-	3	25,744	25.32%
(2)	Not subject to discretionary withdrawal	14,365	13	51	14,429	14.19%
(3)	Total (gross: direct + assumed)	$72,922	$1,765	$27,008	$101,695	100.00%
(4)	Reinsurance ceded	270	-	-	270
(5)	Total (net)* (3) - (4)	$72,652	$1,765	$27,008	$101,425
(6)	Amount included in A(1)b above that will move
	to A(1)e in the year after statement date:	$1,530	$-	$-	$1,530

*Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B.Group Annuities:

			December 31, 2019
			Separate	Separate
			account with	account		% of
(in millions)		General account	guarantees	nonguaranteed	Total	Total
(1)	Subject to discretionary withdrawal :
	a. With market value adjusted	$195	$69	$-	$264	0.92%
	b. At book value less current surrender
	charge of 5% or more	69	-	-	69	0.24%
	c. At fair value	-	-	18,372	18,372	64.00%
	d. Total with market adjustment or at fair value	264	69	18,372	18,705	65.16%
	e. At book value without adjustment
	(minimal or no charge or adjustment)	2,980	-	-	2,980	10.38%
(2)	Not subject to discretionary withdrawal	2,394	4,629	-	7,023	24.46%
(3)	Total (gross: direct + assumed)	$5,638	$4,698	$18,372	$28,708	100.00%
(4)	Reinsurance ceded	67	-	-	67
(5)	Total (net)* (3) - (4)	$5,571	$4,698	$18,372	$28,641
(6)	Amount included in B(1)b above that will move
	to B(1)e in the year after statement date:	$18	$-	$-	$18

C. Deposit-Type Contracts (no life contingencies):

			December 31, 2019
			Separate	Separate
			account with	account		% of
(in millions)		General account	guarantees	nonguaranteed	Total	Total
(1)	Subject to discretionary withdrawal :
	a. With market value adjusted	$-	$-	$-	$-	-%
	b. At book value less current surrender
	charge of 5% or more	-	-	-	-	-%
	c. At fair value	-	-	-	-	-%
	d. Total with market adjustment or at fair value	-	-	-	-	-%
	e. At book value without adjustment
	(minimal or no charge or adjustment)	641	-	1	642	5.28%
(2)	Not subject to discretionary withdrawal	11,415	-	101	11,516	94.72%
(3)	Total (gross: direct + assumed)	$12,056	$-	$102	$12,158	100.00%
(4)	Reinsurance ceded	18	-	-	18
(5)	Total (net)* (3) - (4)	$12,038	$-	$102	$12,140
(6)	Amount included in C(1)b above that will move
	to C(1)e in the year after statement date:	$-	$-	$-	$-

* Represents annuity reserves reported in separate accounts liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2019:

December 31, 2019
	General Account			Separate Account - Nonguaranteed
	Account			Account
(in millions)	value	Cash value	Reserve	value	Cash value	Reserve

ASubject to discretionary withdrawal, surrender values, or policy loans:

(1)	Term policies with cash value	$1	$354	$2,767	$	- $	- $	-
(2)	Universal life	6,270	6,108	6,927		-	-	-
(3)	Universal life with secondary guarantees	1,760	1,444	6,405		-	-	-
(4)	Indexed universal life	628	529	627		-	-	-
(5)	Indexed universal life with secondary	817	517	915		-	-	-
(6)	Indexed life	-	-	-		-	-	-
(7)	Other permanent cash value life insurance	2,116	8,658	9,970		1,802	1,802	1,802
(8)	Variable life	-	-	-		-	-	-
(9)	Variable universal life	122	106	126		947	947	1,958
(10) Miscellaneous reserves		-	-	-		-	-	-

BNot subject to discretionary withdrawal or no cash values

	(1)	Term policies without cash value	XXX	XXX	$11,007	XXX	XXX	$-
	(2)	Accidental death benefits	XXX	XXX	18	XXX	XXX	-
	(3)	Disability - active lives	XXX	XXX	32	XXX	XXX	-
	(4)	Disability - disabled lives	XXX	XXX	247	XXX	XXX	-
	(5)	Miscellaneous reserves	XXX	XXX	2,509	XXX	XXX	-
C Total (gross: direct + assumed)			$11,714	$17,716	$41,550	$2,749	$2,749	$3,760
D	Reinsurance ceded		5,841	8,657	23,598	-	-	-
E	Total (net) (C) - (D)		$5,873	$9,059	$17,952	$2,749	$2,749	$3,760

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company's separate account by certain states, including Texas.

Certain other separate accounts relate to flexible premium adjustable life insurance and terminal funding annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

During 2019, AGL established an insulated subaccount CRT-1 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-1 to the general account, was less than $1 million during the fourth quarter of 2019 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2019 in the general account related to subaccount CRT-1. The insulated separate account maintained a reserve of $173 million at December 31, 2019 for this subaccount CRT-1.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents separate account assets by product or transaction:

	December 31, 2019		December 31, 2018
		Separate		Separate
	Legally	Accounts Assets	Legally	Accounts Assets
	Insulated	(Not Legally	Insulated	(Not Legally
(in millions)	Assets	Insulated)	Assets	Insulated)
Variable annuities	$46,380	$-	$40,920	$-
Variable life	3,354	-	3,055	-
Bank-owned life insurance - hybrid	444	-	804	-
Deferred annuities with MVA features	491	-	225	-
Terminal funding	4,988	-	3,175	-
Stable value wrap	51	-	-	-
Annuities with MVA features	-	1,616	-	1,243
Fixed annuities excess interest adjustment features	-	206	-	196
Total	$55,708	$1,822	$48,179	$1,439

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2019 and 2018 is $5.5 billion and $6.7 billion, respectively.

There was no separate account business seed money at December 31, for both 2019 and 2018.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

	Risk Charge	Guarantees
	paid by the	Paid by the
	Separate	General
(in millions)	Account	Account
2019	$383	$35
2018	324	41
2017	292	40
2016	330	52
2015	279	52

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

		Non-	Non-
		indexed	indexed	Non-
		Guarantee	Guarantee	guaranteed
		less than or	more than	Separate
(in millions)	Indexed	equal to 4%	4%	Accounts	Total
December 31, 2019
Premiums, considerations or deposits	$397	$-	$16	$3,693	$4,106
Reserves for accounts with assets at:
Market value	$-	$-	$-	$48,744	$48,744
Amortized costs	1,258	5,178	422	-	6,858
Total reserves	$1,258	$5,178	$422	$48,744	$55,602
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,258	$3,567	$422	$-	$5,247
At market value	-	-	-	48,639	48,639
Subtotal	1,258	3,567	422	48,639	53,886
Not subject to discretionary withdrawal	-	1,611	-	105	1,716
Total reserves	$1,258	$5,178	$422	$48,744	$55,602
December 31, 2018
Premiums, considerations or deposits	$241	$-	$43	$3,090	$3,374
Reserves for accounts with assets at:
Market value	$-	$-	$-	$42,885	$42,885
Amortized costs	958	3,769	415	-	5,142
Total reserves	$958	$3,769	$415	$42,885	$48,027
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$958	$2,199	$415	$-	$3,572
At market value	-	-	-	42,802	42,802
Subtotal	958	2,199	415	42,802	46,374
Not subject to discretionary withdrawal	-	1,570	-	83	1,653
Total reserves	$958	$3,769	$415	$42,885	$48,027
December 31, 2017
Premiums, considerations or deposits	$185	$-	$70	$4,444	$4,699
Reserves for accounts with assets at:
Market value	$-	$-	$-	$48,116	$48,116
Amortized costs	739	3,096	395	-	4,230
Total reserves	$739	$3,096	$395	$48,116	$52,346
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$739	$596	$395	$-	$1,730
At market value	-	-	-	48,030	48,030
Subtotal	739	596	395	48,030	49,760
Not subject to discretionary withdrawal	-	2,500	-	86	2,586
Total reserves	$739	$3,096	$395	$48,116	$52,346

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years ended December 31,
(in millions)	2019	2018	2017
Transfers to separate accounts	$4,106	$3,373	$4,699
Transfers from separate accounts	(4,298)	(4,147)	(3,393)
Net transfers from separate accounts	(192)	(774)	1,306
Reconciling adjustments:
Deposit-type contracts	-	-	-
Total reconciling adjustments	-	-	-
Transfers as reported in the Statutory Statements of Operations	$(192)	$(774)	$1,306

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB, GMIB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $1.3 billion at December 31, 2019 and 2018. The Company chose to record reserves in excess of AG 43 minimum reserves at both December 31, 2019 and 2018, such that the reserves in both periods equal the C3 Phase II Total Asset Requirement level.

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company's most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent, which is no longer offered.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $0.9 billion and $2.3 billion at December 31, 2019 and 2018, respectively.

GMWB

Certain of the Company's variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $281 million and $185 million at December 31, 2019 and 2018, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

13. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented 1.0 percent of gross insurance in-force at December 31, 2019, 2018 and 2017. Policyholder dividends for the years ended December 31, 2019, 2018 and 2017 were $4 million, ($13) million and $18 million, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

14. PREMIUM AND ANNUITY CONSIDERATION DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2019		December 31, 2018
		Net of		Net of
(in millions)	Gross	Loading	Gross	Loading
Ordinary new business	$(18)	$(18)	$(10)	$(10)
Ordinary renewal	(336)	170	(395)	147
Group life	1	1	1	1
Total	$(353)	$153	$(404)	$138

15. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed in 2019, 2018 and 2017 were $238 million, $26 million and $30 million, respectively. Reinsurance premiums ceded in 2019, 2018 and 2017 were $2.9 billion, $25.2 billion and $2.6 billion, respectively. Additionally, reserves on reinsurance assumed were $1.6 billion at December 31, 2019 and $1.4 billion at both December 31, 2018 and 2017. The reserve credit taken on reinsurance ceded was $24.0 billion, $23.3 billion and $22.3 billion at December 31, 2019, 2018 and 2017, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2019 and 2018, the Company's reinsurance recoverables were $366 million and $306 million, respectively.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.

The NAIC Model Regulation "Valuation of Life Insurance Policies" (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. Prior to 2016, the Company managed the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) were ceded to the Parent under a coinsurance/modified coinsurance agreement effective January 1, 2011 (the AGC Life Co/Modco Agreement), prior to the recapture of in-force business effective December 31, 2016. New business is still ceded under this treaty.

In 2019, the AGC Life Co/Modco Agreement increased the Company's pre-tax earnings by $520 million, while in 2018, the AGC Life Co/Modco Agreement increased pre-tax earnings by $382 million. In 2017, the AGC Life Co/Modco Agreement increased pre-tax earnings by $289 million.

In February 2018, American General Life Insurance Company and its U.S. life insurance company affiliates, VALIC and The United States Life Insurance Company in the City of New York, each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), at the time a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

business (including structured settlements and single premium immediate annuities). Fortitude Group Holdings, LLC (Fortitude Holdings) was formed by AIG to act as a holding company for FRL.

The initial consideration represented the book value of ModCo Assets held by the Company on behalf of FRL and was equal to the ModCo Reserves ceded at the effective date. While there was no net impact from the initial accounting as of the effective date, there was a significant offsetting impact on certain individual line items in the Summary of Operations.

Total returns on the ModCo Assets subsequent to the effective date inure to the benefit of FRL and are reported with the ModCo reserve adjustments. The Company did not receive a ceding commission at contract inception.

The Company completed its initial settlement with FRL in June 2018 and settles all payable or receivable balances quarterly. The fourth quarter settlement of $201 million was paid in February 2020.

On November 13, 2018, AIG completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. Subsequent to this sale, Fortitude Holdings owns 100 percent of the outstanding common shares of FRL and AIG has an 80.1 percent ownership interest in Fortitude Holdings.

On November 25, 2019, AIG entered into a membership interest purchase agreement with Fortitude Holdings, The Carlyle Group L.P. (Carlyle), Carlyle FRL, L.P., an investment fund advised by an affiliate of Carlyle (Carlyle FRL), T&D United Capital Co., Ltd. (T&D) and T&D Holdings, Inc., pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Carlyle FRL will purchase from AIG a 51.6 percent ownership interest in Fortitude Holdings and T&D will purchase from AIG a 25 percent ownership interest in Fortitude Holdings. Upon closing of the Fortitude Sale, AIG will have a 3.5 percent ownership interest in Fortitude Holdings. Additional information about this transaction is set forth in AIG's Parent 10-K for year ending December 31, 2019.

The table below presents the impact of the execution of the ModCo Agreement in February 2018 with an effective date of January 1, 2017, by line item in the Company's statements of assets, liabilities, surplus and other funds and on the summary of operations:

				Balance as of
				December 31, 2019
Statutory Statements of Assets, Liabilities and Capital and

Funds withheld				$199

			Total Reported	As of and Year
		As of and Year	at	Ended
Increase (Decrease)	Initial	Ended December	December 31,	December 31,
(in millions)	Accounting	31, 2018 and 2017	2018	2019
Statutory Statement of Operations
Premiums and annuity considerations	$(22,152)	$(602)	$(22,754)	$(280)
Commissions and expense allowances	-	109	110	52
Reserve adjustments on reinsurance ceded	22,152	(3,478)	18,675	(1,549)
Total revenues	-	(3,971)	(3,969)	(1,777)
Death benefits	-	(498)	(498)	(273)
Annuity benefits	-	(2,060)	(2,059)	(1,017)
Surrender benefits	-	(264)	(264)	(124)
Other benefits	-	(498)	(498)	(284)
Other expenses	-	(1)	(1)	-
Total benefits and expenses	-	(3,321)	(3,320)	(1,698)
Net gain from operations before dividends to
policyholders and federal income taxes	-	(650)	(649)	(79)
Dividends to policyholders	-	(25)	(25)	(12)
Net gain from operations after dividends to
policyholders and before federal income	$-	$(625)	$(624)	$(67)

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

During 2019, 2018 and 2017, the Company commuted reinsurance treaties with non-affiliated reinsurers, which resulted in increases in the Company's pre-tax earnings of less than a million dollars.

The Company has an annuity Co/Modco agreement with an affiliate, AIG Life of Bermuda, Ltd. (AIGB), in which AIGB reinsures certain deferred annuity contracts issued between 2003 and 2007. The agreement is such that the Company retains and controls assets held in relation to the related reserve. As of December 31, 2019 and 2018, the assets and liabilities resulting from the agreement and recorded in the accompanying financial statements were $6.5 billion and $7.2 billion, respectively. In 2019, the Agreement decreased the Company's pre-tax earnings by $1 million and $1 million and $2 million in 2018 and 2017, respectively.

16. FEDERAL INCOME TAXES

U.S. Tax Reform Overview

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduced the statutory rate of U.S. federal corporate income tax to 21 percent and enacted numerous other changes impacting the Company.

The Tax Act includes provisions for Global Intangible Low-Taxed Income ("GILTI"), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax ("BEAT"), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. While the U.S. tax authorities issued formal guidance, including recently issued proposed and final regulations for BEAT and other provisions of the Tax Act, there are still certain aspects of the Tax Act that remain unclear and subject to substantial uncertainties. Additional guidance is expected in future periods. Such guidance may result in changes to the interpretations and assumptions the Company made and actions the Company may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, the Company treats BEAT as a period tax charge in the period the tax is incurred and has made an accounting policy election to treat GILTI taxes in a similar manner. No provision for income tax related to GILTI or BEAT was recorded as of December 31, 2019.

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2019			December 31, 2018					Change
(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary		Capital	Total
Gross DTA	$2,353	$1,540	$3,893	$1,837	$1,645	$3,482	$516		$(105)	$411
Statutory valuation allowance adjustment	-	-	-	-	220	220	-		(220)	(220)
Adjusted gross DTA	2,353	1,540	3,893	1,837	1,425	3,262	516		115	631
DTA non-admitted	1,348	1,540	2,888	928	1,425	2,353	420		115	535
Net admitted DTA	1,005	-	1,005	909	-	909	96		-	96
DTL	387	-	387	392	-	392	(5)		-	(5)
Total	$618	$-	$618	$517	$-	$517	$101	$	- $	101

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2019			December 31, 2018						Change
(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total		Ordinary		Capital	Total
Admission calculation components
SSAP 101
Federal income taxes paid in prior
years recoverable through loss
carry backs	$-	$-	$-	$-	$-	$-	$	- $		- $	-
Adjusted gross DTA expected to be
realized (excluding amount of DTA
from above) after application of the
threshold limitation	618	-	618	517	-	517		101		-	101
1. Adjusted gross DTA expected
to be realized following the
reporting date	618	-	618	517	-	517		101		-	101
2. Adjusted gross DTA allowed
per limitation threshold	-	-	1,145	-	-	1,114		-		-	31
Adjusted gross DTA (excluding the
amount of DTA from above) offset
by gross DTL	387	-	387	392	-	392		(5)		-	(5)
DTA admitted as the result of
application of SSAP 101	$1,005	$-	$1,005	$909	$-	$909		$96	$	- $	96

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years ended December 31,
($ in millions)	2019	2018
Ratio percentage used to determine recovery period and threshold limitation amount	724%	738%
Amount of adjusted capital and surplus used to determine recovery period and
threshold limitation amount	$7,636	$7,423

The Company has no tax planning strategies used in the determination of adjusted gross DTA's or net admitted DTA's.

The Company's planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2019	2018	2017
Current income tax expense
Federal	$760	$513	$1,025
Foreign	-	-	-
Subtotal	760	513	1,025
Federal income tax on net capital gains (losses)	81	(88)	(433)
Federal income tax incurred	$841	$425	$592

	Years Ended December 31,
(in millions)	2019	2018	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$1,068	$812	$256
Investments	27	50	(23)
Deferred acquisition costs	658	366	292
Fixed assets	377	373	4
Compensation and benefits accrual	48	41	7
Tax credit carryforward	141	151	(10)
Other (including items less than 5% of total ordinary tax assets)	34	44	(10)
Subtotal	2,353	1,837	516
Statutory valuation allowance adjustment	-	-	-
Non-admitted	1,348	928	420
Admitted ordinary deferred tax assets	1,005	909	96
Capital:
Investments	1,540	1,645	(105)
Subtotal	1,540	1,645	(105)
Statutory valuation allowance adjustment	-	220	(220)
Non-admitted	1,540	1,425	115
Admitted capital deferred tax assets	-	-	-
Admitted deferred tax assets	1,005	909	96
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	92	78	14
Policyholder reserves	231	269	(38)
General expense	64	45	19
Subtotal	387	392	(5)
Capital:
Other (including items less than 5% of total capital tax liabilities)	-	-	-
Subtotal	-	-	-
Deferred tax liabilities	387	392	(5)
Net deferred tax assets	$618	$517	$101

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non- admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

			Years Ended December 31,
(in millions)				2019	2018	Change
Total adjusted deferred tax assets				$3,893 $	3,262 $	631
Total deferred tax liabilities				387	392	(5)
Net adjusted deferred tax assets				$3,506 $	2,870	636
Tax effect of unrealized gains (losses)						350
Tax effect of unrealized gains (losses) recorded in cumulative effect of
changes in accounting principle						(85)
Change in net deferred income tax						$901
The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2019		December 31, 2018		December 31, 2017
		Effective		Effective		Effective
(in millions)	Amount	Tax Rate	Amount	Tax Rate	Amount	Tax Rate
Income tax expense at applicable rate	$196	21.0%	$208	21.0%	$465	35.0%
Change in valuation adjustment	(220)	(23.6)	220	22.2	(366)	(27.6)
Amortization of interest maintenance reserve	71	7.6	(30)	(3.0)	(43)	(3.3)
Prior year return true-ups and adjustments	(60)	(6.4)	7	0.7	(32)	(2.4)
Surplus adjustments	(44)	(4.6)	8	0.8	(3)	(0.2)
Dividends received deduction	(29)	(3.1)	(20)	(2.1)	(47)	(3.6)
Other permanent adjustments	12	1.2	1	0.1	9	0.7
Disregarded entities	10	1.1	20	2.1	23	1.8
Change in non-admitted assets	4	0.4	(13)	(1.3)	(1)	(0.1)
Impact of Tax Act	-	-	-	-	1,836	138.3
Reinsurance	-	-	-	-	37	2.8
Statutory income tax expense (benefit)	$(60)	(6.4)%	$401	40.5%	$1,878	141.4%
Federal income taxes incurred	$841	90.2%	$425	42.9%	$592	44.6%
Change in net deferred income taxes	(901)	(96.6)	(24)	(2.4)	1,286	96.8
Statutory income tax expense (benefit)	$(60)	(6.4)%	$401	40.5%	$1,878	141.4%
At December 31, 2019, the Company had the following foreign tax credits carryforwards:
(in millions)
Year Expires						Amount
2020						$8
2021						8
2022						7
2023						1
2024						1
Total						$25

At December 31, 2019, the Company had no operating loss carryforwards or capital loss carryforwards. At December 31, 2019, the Company had an alternative minimum tax credit of $3 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2019, the Company had the following general business credit carryforwards: (in millions)

Year Expires	Amount
2025	$9
2026	9
2027	10
2028	13
2029	19
2030	38
2031	7
2032	8
Total	$113

At December 31, 2019, the Company had charitable contribution carryforwards less than a million dollars, which expire in 2021.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2017	$198
2018	15
2019	155
Total	$368

In general, realization of DTAs depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $3.9 billion and concluded that no valuation allowance was required at December 31, 2019. Similarly, the Company concluded that a valuation allowance of $220 million was required on the DTAs of $3.5 billion at December 31, 2018.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The Company joins in the filing of a consolidated federal income tax return with AIG Parent.

The Company has a written agreement with AIG Parent under which each subsidiary agrees to pay AIG Parent an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG Parent agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

	Years Ended December 31,
(in millions)	2019	2018
Gross unrecognized tax benefits at beginning of year	$17	$16
Increases in tax position for prior years	-	1
Decreases in tax position for prior years	-	-
Gross unrecognized tax benefits at end of year	$17	$17

As of December 31, 2019 and 2018, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $17 million and $17 million respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2019 and 2018, the Company had accrued liabilities of $6.5 million and $5.7 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2019, 2018 and 2017, the Company recognized expense of less than $1 million interest (net of the federal benefit) and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2019, such proposed adjustments would not have resulted in a material change to the Company's financial condition, although it is possible that the effect could be material to the Company's results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2007-2013. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001-2019 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2019.

Alternative Minimum Tax Credit

(in thousands)		2019
(1)	Gross AMT Credit Recognized as:
a.	Current year recoverable	$9
b.	Deferred tax asset (DTA)	3
(2)	Beginning balance of AMT credit carryforward	$6
(3)	Amounts recovered	3
(4)	Adjustments	-
(5)	Ending Balance of AMT credit carryforward (5=2-3-4)	3
(6)	Reduction for sequestration	-
(7)	Nonadmitted by reporting entity	3
(8)	Reporting entity ending balance (8=5-6-7)	$-

17. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer's size, but also on the risk profile of the insurer's operations. At December 31, 2019, the Company exceeded RBC requirements that would require any regulatory action.

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which the Company can pay without the Company obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company's statutory surplus as regards to policyholders at the preceding December 31; or (2) the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2020 without prior approval of the TDI is $629 million. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2019, 2018 and 2017:

			Amount
Date	Type	Cash or Non-cash	(in millions)
2019
March 28, 2019	Extraordinary	Cash	$330
June 26, 2019	Extraordinary	Cash	330
September 25, 2019	Ordinary	Cash	230
2018
March 27, 2018	Extraordinary	Cash	$337
June 26, 2018	Extraordinary	Cash	680
September 24, 2018	Extraordinary	Cash	680
2017
March 30, 2017	Extraordinary	Cash	$452
March 30, 2017	Extraordinary	Non-Cash	482
March 30, 2017	Return of Capital	Cash	178
June 29, 2017	Extraordinary	Cash	538
September 28,2017	Extraordinary	Cash	50
December 26,2017	Extraordinary	Cash	200

The Company's cumulative preferred stock has an $80 dividend rate and is redeemable at $1,000 per share. The holder of this stock, the Parent, is entitled to one vote per share.

18. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company's employees participate in various AIG Parent-sponsored defined benefit pension and postretirement plans. AIG Parent, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG Parent's allocation of the Company's share of expenses from the plans based on participants' earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years ended December 31,
(in millions)	2019	2018	2017
Defined benefit plans	$(2)	$(12)	$2
Postretirement medical and life insurance plans	1	1	2
Total	$(1)	$(11)	$4

Defined Contribution Plan

AIG Parent sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS- imposed limitations.

Effective January 1, 2016, AIG Parent provides participants in the plan an additional fully vested, non-elective, non- discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company's pre-tax expense associated with this plan was $28 million, $27 million and $26 million in 2019, 2018 and 2017, respectively.

Share-based and Deferred Compensation Plans

During 2016 and 2015, certain Company employees were granted performance share units under the AIG Parent 2013 Long Term Incentive Plan that provide them the opportunity to receive shares of AIG Parent common stock based on AIG Parent achieving specified performance goals at the end of a three-year performance period and the employee satisfies service requirements. The Company recognized compensation expense of $27 million, $28 million and $33 million for awards granted in 2019, 2018 and 2017, respectively.

Prior to 2013, some of the Company's officers and key employees were granted restricted stock units and stock appreciation rights that provide for cash settlement linked to the value of AIG Parent common stock if certain requirements were met. The Company recognized less than $1 million of expenses for unsettlement awards in 2019. During 2018 and 2017, the Company did not recognize any expense for unsettled awards.

19. DEBT

The Company is a member of the Federal Home Loan Bank (FHLB) of Dallas. The Company's interest in the stock of FHLB of San Francisco was redeemed on March 24, 2016.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company's ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company's obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company's liability under advances borrowed.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2019	2018
Membership stock - Class B	$7	$7
Activity stock	129	129
Excess stock	6	2
Total	$142	$138
Actual or estimated borrowing capacity as determined by the insurer	$5,296	$4,928
The Company did not hold any Class A at December 31, 2019 or 2018.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2019		December 31, 2018
	Amortized		Amortized
(in millions)	Cost	Fair Value	Cost	Fair Value
Amount pledged	$3,697	$3,812	$3,851	$3,833
Maximum amount pledged during reporting period	3,908	3,928	4,389	4,349

The Company's borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2019	2018
Amount outstanding	$3,148	$3,148
Maximum amount borrowed during reporting period	$3,148	$3,323

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company's intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2019 or 2018.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)

Funding Agreements	Date Issued	Amounts
10-year floating rate	February 15, 2018	$1,148
10-year floating rate	February 15, 2018	1,277
10-year floating rate	February 15, 2018	175
10-year floating rate	February 6, 2018	87
10-year floating rate	January 25, 2018	31
10-year floating rate	January 13, 2017	57
10-year floating rate	February 1, 2017	67
7-year floating rate	May 24, 2017	52
10-year floating rate	June 15, 2016	254

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

20. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $3.1 billion and $2.4 billion at December 31, 2019 and 2018, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2019, $1 billion are currently expected to expire in 2020, and the remainder by 2023 based on the expected life cycle of the related funds and the Company's historical funding trends for such commitments.

At December 31, 2019 and 2018, the Company had $1.8 billion and $1.3 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $388 million are expected to expire in 2020 and the remainder by 2033, based on the expected life cycle of the related loans and the Company's historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2019, the future minimum lease payments under the operating leases are as follows:

(in millions)

2020	$17
2021	17
2022	16
2023	13
2024	7
Remaining years after 2024	11
Total	$81

Rent expense was $18 million, $17 million and $20 million in 2019, 2018 and 2017, respectively.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company's financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $41 million and $40 million for these guarantee fund assessments at December 31, 2019 and 2018, respectively. The Company has recorded receivables of $33 million and $34 million at December 31, 2019 and 2018, respectively, for expected recoveries against the payment of future premium taxes.

During 1997 and 1998, the Company participated in a workers' compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers' compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers' compensation business at both December 31, 2019 and 2018. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

At December 31, 2019 and 2018, the Company had admitted assets of $156 million and $142 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company's financial condition.

During 2019 and 2018, the Company wrote accident and health insurance premiums that were subject to the risk- sharing provisions of the Affordable Care Act (ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company's activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions.

The Company and its distributors are subject to laws and regulations regarding the standard of care applicable to sales of its products and the provision of advice to its customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. The Company continues to closely follow these legislative and regulatory activities. Changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, may affect the Company's businesses, results of operations and financial condition. While the Company cannot predict the long-term impact of these legislative and regulatory developments on the Company's business, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace.

The SECURE Act (Setting Every Community Up for a Retirement Enhancement Act) includes a number of provisions aimed at increasing retirement savings, including repealing the maximum age for traditional IRA contributions,

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

increasing the age for required minimum distributions from retirement accounts and incentivizing small businesses to start new retirement plans for employees. SECURE Act was signed into law as part of broader federal legislation on December 20, 2019, with many provisions effective January 1, 2020. The Company is evaluating the full impact of the SECURE Act on its businesses and operations and will implement and/or modify processes and procedures, where needed, to comply with this new law.

Business Interruption Insurance Recoveries

The Company recorded $0 and $6 million in 2019 and 2018, respectively, for business interruption insurance recoveries related to the flooding and property damage that occurred at the Company's main administrative office located in Houston, Texas. In August 2017, Hurricane Harvey made landfall in Texas and Louisiana causing widespread flooding and property damage in various southern counties within the region. The recoveries were included within aggregate write-ins for miscellaneous income on the Summary of Operations.

21. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

AIG Parent formed Fortitude Group Holdings, LLC (Fortitude Holdings) to act as a holding company for Fortitude Re. On November 13, 2018, AIG Parent completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. (Carlyle) (the Fortitude Re Closing). Fortitude Holdings owns 100 percent of the outstanding common shares of Fortitude Re and AIG Parent has an 80.1 percent ownership interest in Fortitude Holdings. In connection with the sale, AIG Parent agreed to certain investment commitment targets into various Carlyle strategies and to certain minimum investment management fee payments within thirty-six months following the Fortitude Re Closing. AIG Parent also will be required to pay a proportionate amount of an agreed make-whole fee to the extent AIG Parent fails to satisfy such investment commitment targets. In connection with the Fortitude Re Closing, the Company's insurance company subsidiaries, VALIC and USL, have each also entered into an investment management agreement with a Carlyle affiliate pursuant to which such subsidiary retained the Carlyle affiliate to manage certain assets in its general account investment portfolio.

On September 25, 2017, AIG Parent announced organizational changes designed to position AIG Parent a growing, more profitable insurer that is focused on underwriting excellence. In the fourth quarter of 2017, AIG Parent finalized its plan to reorganize its operating model. Commercial Insurance and Consumer Insurance segments transitioned to General Insurance and Life and Retirement, respectively. AIG Parent's core businesses include General Insurance, Life and Retirement and Other Operations. General Insurance consists of two operating segments – North America and International. Life and Retirement consists of four operating segments – Individual Retirement, Group Retirement, Life Insurance and Institutional Markets. Blackboard U.S. Holdings, Inc. (Blackboard), AIG Parent's technology-driven subsidiary, is reported within Other Operations. AIG Parent also reports a Legacy Portfolio consisting of run-off insurance lines and legacy investments, which are considered non-core.

AIG Parent continues to execute initiatives focused on organizational simplification, operational efficiency, and business rationalization. In keeping with AIG's broad and ongoing efforts to transform for long-term competitiveness, AIG Parent recognized restructuring costs of $218 million, $395 million and $413 million of pre-tax restructuring and other costs in 2019, 2018 and 2017, respectively, primarily comprised of employee severance charges.

Additional information on AIG Parent is publicly available in AIG Parent's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company's commercial mortgage loans were transferred to special purpose entities, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. The transfer was accounted for as a sale and the Company derecognized the commercial mortgage loans transferred. The beneficial interests in loan-backed and structured securities and equity interests received by the Company were initially recognized at fair value as unaffiliated investments, as these securities are non-recourse to the issuer, and interest and principal payments are dependent upon the cash flows from the underlying unaffiliated mortgage loans.

Lighthouse VI

During 2013, the Company, along with an affiliate, executed three transactions in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company's Representative Security Account (RSA).

In each transaction, a portion of the Company's securities were transferred to the RSA of the affiliate, VALIC, in exchange for other VALIC securities.

During 2015, the Company transferred securities to two separate CTFs, of which 20% were then transferred to the RSA of VALIC. The transfer was accounted for as a sale by the Company to VALIC. The remaining 80% of the securities were transferred to the Company's RSA.

Ambrose

During 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (the Ambrose entities). As consideration for the transferred securities, the Company received beneficial interests in tranches of structured securities issued by each Ambrose entity. These structured securities were designed to closely replicate the interest and principal amortization payments of the transferred securities.

The Ambrose entities received capital commitments from a non-U.S. subsidiary of AIG, which are guaranteed by AIG. Pursuant to these capital commitments, the promissor will contribute funds to the respective Ambrose entity upon demand.

These capital commitments received by the Ambrose entities range from $300 million to $400 million per entity.

American Home and National Union Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.

The Company, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (SAAL) and SunAmerica Life Insurance Company (SALIC) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life between July 13, 1998 and April 30, 2010.

American Home's and National Union's audited statutory financial statements are filed with the SEC in the Company's registration statements for variable products that are subject to the Guarantees.

Cut-Through Agreement

The Company and AIG Life of Bermuda, Ltd. ("AIGB") entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on AIGB's books related to this agreement was approximately $330,000 at December 31, 2019 and 2018. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

Affiliate Transactions

During the year ended December 31, 2019, the Company purchased or sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company's Annual Registration Statement and monthly amendments filed with the TDI.

In January 2019, AGL and several of its U.S. insurance company affiliates established AIGGRE U.S. Real Estate Fund III, LP ("U.S. Fund III"), a real estate investment fund managed by AIGGRE. At the closing of U.S. Fund III on January 2, 2019, the Company made a capital commitment to the fund of up to $655 million, which represents approximately 43.7% equity interests in the fund. In connection with the closing of U.S. Fund III, the Company contributed to the fund its interests in certain real estate equity investments with an aggregate fair value of approximately $142.5 million and received a cash payment of approximately $39 million. The Company's unfunded capital commitment to U.S. Fund III upon closing of the fund was approximately $551.4 million.

In March 2019, the Company and several of its U.S. insurance company affiliates established AIGGRE Europe Real Estate Fund II, LP ("Europe Fund II), a real estate investment fund managed by AIGGRE. In connection with the closing of Europe Fund II, the Company made a capital commitment to the fund of up to $223.4 million (representing an approximately 48.3% equity interest therein), and contributed to the fund a combination of the Company's interests in certain real estate equity investments (with an aggregate fair value of approximately $6.8 million) and cash (approximately $10.6 million). The Company's unfunded capital commitment to Europe Fund II upon closing of the fund was approximately $206 million.

In 2018, AGLIC Investments Bermuda Limited, a Bermuda corporation ("AGLIC Bermuda") was formed by the Company as an investment subsidiary under Texas Insurance Code Section 823.255. The Company made capital contributions of $297 million and $105 million in 2019 and 2018, respectively.

In 2018, the Company and several of its U.S. insurance company affiliates restructured their respective ownership interests in certain real estate equity investments previously originated by an affiliate, AIG Global Real Estate Investment Corp. (including its investment management affiliates, "AIGGRE"), by contributing such interests to three separate real estate investment funds managed by AIGGRE: AIGGRE U.S. Real Estate Fund I, LP ("U.S. Fund I"),

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

AIGGRE U.S. Real Estate Fund II, LP ("U.S. Fund II" and, together with U.S. Fund I, the "U.S. Funds"), and AIGGRE Europe Real Estate Fund I S.C.SP ("Europe Fund I"). The U.S. Funds each closed on November 1, 2018. In connection with the closing of U.S. Fund I, the Company made a capital commitment to the fund of up to $288 million (representing an approximately 24% equity interest therein), and contributed to the fund a combination of the Company's interests in certain real estate equity investments (with an aggregate fair value of approximately $150.8 million) and cash (approximately $41.7 million). In connection with the closing of U.S. Fund II, the Company made a capital commitment to the fund of up to $675 million (representing approximately 25% equity interest therein), and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately $527.4 million and received a cash payment from the fund of approximately $7.4 million. Further, Europe Fund I closed on November 2, 2018. In connection with the closing of Europe Fund I, the Company made a capital commitment to the fund of up to $189.1 million (representing an approximately 29% equity interest therein) and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately $143 million and received a cash payment from the fund of approximately $18.9 million.

As a result of these transactions, the Company received equity in the Funds equaling the fair value of the assets transferred. The transfer is accounted for at fair value with any gain deferred until permanence of transfer of risk and rewards can be established. Any loss is recognized immediately, if any. The difference between the carrying value of the assets transferred and consideration received is recorded as a basis difference, which will be admitted subject to applicable limits and amortized over the duration of the Funds.

At December 31, 2019, the Company's unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $93.9 million, $104.3 million, $396.9 million, $52.7 million and $249.9 million respectively.

At December 31, 2018, the Company's unfunded capital commitment to U.S. Fund I, U.S. Fund II and Europe Fund I were approximately $94.9 million, $145.5 million and $86 million, respectively.

In February 2018, the Company executed a Modified Coinsurance (ModCo) Agreement with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), an AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. See Note 15 for additional information regarding this reinsurance transaction.

In October 2017, the Company's subsidiary, AIG Home Loan 2, transferred a portfolio of U.S. residential mortgage loans with a carrying value of $410 million to a newly formed special purpose vehicle. The transaction involved securitization of the transferred loans and the special purpose vehicle issued residential mortgage-backed securities. The residential mortgage-backed securities purchased by the Company from the special purpose vehicle are accounted for as non-affiliated securities and are valued and reported in accordance with the designation assigned by the NAIC Securities Valuation Office and SSAP 43 - Revised – Loan-Backed and Structured Securities.

In May 2017, the Company's wholly owned subsidiary, AIG Home Loan 2, LLC, transferred certain residential mortgage loans (RMLs) to the Company as a return of capital distribution. The RMLs were recorded by the Company in the amount of $1.5 billion, which was the loans' adjusted carrying value at the time of transfer. Prior to the transfer, the RMLs were indirectly owned by the Company through its investment in AIG Home Loan 2, LLC, which was reported on Schedule BA. After the transfer, the RMLs are directly owned by the Company and reported as Schedule B assets.

In February 2017, the Company purchased commercial mortgage loans from certain affiliated AIG domestic property casualty insurance companies for initial cash consideration totaling approximately $843 million, based on the outstanding principal balance of each loan, which was ultimately trued up to fair value based on underlying property appraisals and valuations.

In January and February 2017, the Company purchased investment grade private placement bonds from certain affiliated AIG domestic property casualty insurance companies, at fair market value, for cash consideration totaling approximately $425 million.

During 2016, the Company transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling approximately $284 million as part of an

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

initiative to improve asset-liability management in AIG Parent's domestic life and property casualty insurance companies.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG Parent, in which the Company and each such affiliate can borrow monies from AIG Parent subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company's maximum borrowing limit being $500 million.

At both December 31, 2019 and 2018, the Company did not have notes payable balance outstanding under this facility.

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company's investments in non-insurance SCA entities as of December 31, 2019:

			Admitted
	Gross	Non-admitted	Asset	Date of
(in millions)	Amount	Amount	Amount	NAIC Filing
AIG Inc	$6	$-	$6	June 25, 2019
AGLIC INVESTMENTS BERMUDA LTD.	392	-	392	February 6, 2019
AIG Direct - SER B	3	3	-	NA
AIG Direct - SER A	3	3	-	NA
AIG Direct - NON VOTING	1	1	-	NA
UG Corp COM	2	2	-	NA
AIG Home Loan 2, LLC	145	-	145	Not Applicable
SunAmerica Affordable Housing LLC	743	-	743	Not Applicable
SunAmerica Asset Management LLC	73	73	-	Not Applicable
Selkirk No. 1 Investments	14	-	14	Not Applicable
Selkirk No. 3A Investments	6	-	6	Not Applicable
AIGGRE U.S. Real Estate Fund II, LP	337	-	337	Not Applicable
AIGGRE U.S. Real Estate Fund III, LP	236	-	236	Not Applicable
AIGGRE Europe Real Estate Fund I S.C.SP	72	-	72	Not Applicable
AIGGRE U.S. Real Estate Fund I, LP	64	-	64	Not Applicable
AIGGRE Europe Real Estate Fund II LR Feeder, LLC	26	-	26	Not Applicable
Total	$2,123	$82	$2,041

Operating Agreements

The Company's short-term investments included investments in a Liquidity Pool, which are funds managed by an affiliate, AIG Capital Management Corporation, in the amount of $446 million and $261 million at December 31, 2019 and 2018, respectively.

Pursuant to service and expense agreements, AIG and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $88 million and $97 million, as part of the cost sharing expenses attributed to the Company but incurred by AIG and affiliates in 2019 and 2018, respectively. The Company is also party to several other service and/or cost sharing agreements with its affiliates. The Company was charged $86 million, $106 million and $114 million

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

under such agreements for expenses attributed to the Company but incurred by affiliates in 2019, 2018 and 2017, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company's invested assets are managed by an affiliate. The investment management fees incurred were $111 million in 2019 and $104 million in 2018 and 2017, respectively.

The majority of the Company's Swap agreements are entered into with an affiliated counterparty, AIG Markets, Inc. (See Note 7).

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.

22. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 22, 2020, the date the financial statements were issued.

In March 2020, the outbreak of COVID-19 caused by a novel strain of the coronavirus was recognized as a pandemic by the World Health Organization. The Coronavirus outbreak has resulted in increased economic uncertainty and volatility in both the debt and equity markets. Sufficient information is not available to adequately evaluate the short- term or long-term financial impact to the Company, however these economic conditions may adversely impact the Company's business operations and future financial condition.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

23. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2019 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
						Date of
						Financial
	Amortized Cost	Present Value of				Statement
	Before Current	Projected Cash	Recognized	Amortized Cost	Fair Value at	Where
CUSIP	Period OTTI	Flows	OTTI	After OTTI	Time of OTTI	Reported
81744AAA6	$831	$821	$10	$821	$823	03/31/2019
05952DAB4	3,050	3,003	47	3,003	2,985	03/31/2019
92977TAE2	2,498	2,327	171	2,327	2,467	03/31/2019
93364AAB8	4,700	4,687	13	4,687	4,695	03/31/2019
36185NG87	210	205	5	205	176	03/31/2019
12489WQX5	14,928	14,782	146	14,782	14,559	03/31/2019
68389FHT4	4,782	4,739	43	4,739	4,735	03/31/2019
04542BGW6	562	558	4	558	544	03/31/2019
12489WHZ0	559	555	4	555	552	03/31/2019
81375WAL0	657	652	5	652	651	03/31/2019
161546HM1	10,070	9,325	745	9,325	9,474	03/31/2019
93934FGB2	4,932	4,822	110	4,822	4,924	03/31/2019
125439AA7	9,108	8,993	115	8,993	8,922	03/31/2019
07384YPN0	554	489	65	489	499	03/31/2019
92922FEC8	1,441	1,425	16	1,425	1,432	03/31/2019
07384MG71	2,766	2,731	35	2,731	2,763	03/31/2019
04541GTN2	8,340	8,276	64	8,276	8,238	03/31/2019
45254NEJ2	655	653	2	653	654	03/31/2019
466247CP6	2,017	1,978	39	1,978	2,016	03/31/2019
45254NJN8	334	329	5	329	325	03/31/2019
576433QT6	2,962	2,927	35	2,927	2,949	03/31/2019
5899297K8	7,256	7,195	61	7,195	7,156	03/31/2019
466247PE7	7,015	6,861	154	6,861	7,000	03/31/2019
74978AAE0	5,211	5,091	120	5,091	5,139	03/31/2019
84751PBK4	2,554	2,524	30	2,524	2,498	03/31/2019
466247DF7	1,541	1,507	34	1,507	1,539	03/31/2019
04541GTM4	2,313	2,308	5	2,308	2,306	03/31/2019
126671Z58	1,681	1,670	11	1,670	1,665	03/31/2019
126673XD9	5,442	5,314	128	5,314	5,391	03/31/2019
16165TBB8	3,676	3,535	141	3,535	3,645	03/31/2019
69371VBG1	1,593	1,589	4	1,589	1,557	03/31/2019
57645TAA5	4,638	4,623	15	4,623	4,632	03/31/2019
94986DAA0	1,779	1,741	38	1,741	1,774	03/31/2019
05946X3A9	2,581	2,441	140	2,441	2,576	03/31/2019
1266714M5	3,646	3,630	16	3,630	3,622	03/31/2019
576434C36	208	106	102	106	171	03/31/2019
92990GAA1	1,357	1,328	29	1,328	1,337	03/31/2019
45670BAL3	4,492	4,441	51	4,441	4,429	03/31/2019
161546EK8	2,370	2,358	12	2,358	2,361	03/31/2019
84751PBL2	251	250	1	250	246	03/31/2019
466247EC3	1,036	1,013	23	1,013	919	03/31/2019
43739EBC0	1,981	1,972	9	1,972	1,896	03/31/2019
94984MAB0	1,968	1,921	47	1,921	1,957	03/31/2019
12559QAG7	36,353	35,868	485	35,868	36,305	03/31/2019
94980PAL5	332	327	5	327	317	03/31/2019
			68

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
						Date of
						Financial
	Amortized Cost	Present Value of				Statement
	Before Current	Projected Cash	Recognized	Amortized Cost	Fair Value at	Where
CUSIP	Period OTTI	Flows	OTTI	After OTTI	Time of OTTI	Reported
949768AU9	$931	$918	$13	$918	$853	03/31/2019
949769AJ2	496	489	7	489	473	03/31/2019
32027NGD7	648	631	17	631	626	03/31/2019
45254NJP3	160	157	3	157	154	03/31/2019
46629PAQ1	10,000	9,506	494	9,506	9,237	03/31/2019
939355AD5	24,148	23,240	908	23,240	23,067	03/31/2019
94979UAM5	152	140	12	140	79	03/31/2019
5899296S2	424	420	4	420	363	03/31/2019
94979XAC1	346	339	7	339	291	03/31/2019
59020UEZ4	1,394	1,381	13	1,381	1,180	03/31/2019
94979UAL7	1,451	1,435	16	1,435	1,240	03/31/2019
466247BW2	424	419	5	419	355	03/31/2019
25157GBB7	18,567	18,316	251	18,316	16,232	03/31/2019
073868AA9	2,159	2,116	43	2,116	2,011	03/31/2019
949808BD0	1,861	1,840	21	1,840	1,588	03/31/2019
94981XAF0	657	649	8	649	614	03/31/2019
466247BE2	492	482	10	482	462	03/31/2019
22546BAH3	4,928	3,184	1,744	3,184	3,467	03/31/2019
94984GAD9	946	936	10	936	937	03/31/2019
59020UAY1	455	411	44	411	401	03/31/2019
31359UPW9	656	655	1	655	591	03/31/2019
94981VAP2	1,348	1,318	30	1,318	1,181	03/31/2019
22541QR79	2,687	2,674	13	2,674	2,395	03/31/2019
5899296T0	202	199	3	199	176	03/31/2019
12628LAE0	4,841	4,787	54	4,787	4,419	03/31/2019
94986QAA1	26,070	25,666	404	25,666	24,191	03/31/2019
36242DYH0	665	634	31	634	658	03/31/2019
Quarterly Total	$284,338	$276,832	$7,506	$276,832	$272,062
161546EK8	$2,355	$2,344	$11	$2,344	$2,350	06/30/2019
84751PBL2	222	222	-	222	220	06/30/2019
466247EC3	955	920	35	920	900	06/30/2019
43739EBC0	1,949	1,946	3	1,946	1,899	06/30/2019
94984MAB0	1,738	1,665	73	1,665	1,737	06/30/2019
12559QAG7	13,805	13,458	347	13,458	13,752	06/30/2019
94980PAL5	322	314	8	314	317	06/30/2019
949768AU9	822	803	19	803	781	06/30/2019
949769AJ2	478	467	11	467	477	06/30/2019
32027NGD7	341	331	10	331	337	06/30/2019
45254NJP3	134	132	2	132	134	06/30/2019
46629PAQ1	7,743	6,313	1,430	6,313	7,512	06/30/2019
939355AD5	22,570	22,184	386	22,184	22,547	06/30/2019
94979UAM5	149	89	60	89	58	06/30/2019
46630GBD6	10,246	9,907	339	9,907	9,776	06/30/2019
36298NBA1	4,958	4,429	529	4,429	4,810	06/30/2019
74160MGT3	129	63	66	63	23	06/30/2019
17029RAA9	11,552	1	11,551	1	1	06/30/2019
74922RAH3	8,915	6,380	2,535	6,380	8,898	06/30/2019
264407AA5	7,118	6,448	670	6,448	6,901	06/30/2019
5899296S2	406	401	5	401	374	06/30/2019
94979XAC1	260	252	8	252	234	06/30/2019
59020UEZ4	1,332	1,313	19	1,313	1,163	06/30/2019
94979UAL7	1,308	1,298	10	1,298	1,141	06/30/2019
466247BW2	268	262	6	262	233	06/30/2019
			69

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
						Date of
						Financial
	Amortized Cost	Present Value of				Statement
	Before Current	Projected Cash	Recognized	Amortized Cost	Fair Value at	Where
CUSIP	Period OTTI	Flows	OTTI	After OTTI	Time of OTTI	Reported
25157GBB7	$17,765	$17,023	$742	$17,023	$15,606	06/30/2019
073868AA9	2,077	2,009	68	2,009	1,961	06/30/2019
949808BD0	1,774	1,735	39	1,735	1,552	06/30/2019
94981XAF0	581	573	8	573	556	06/30/2019
466247BE2	475	462	13	462	461	06/30/2019
22546BAH3	3,490	2,704	786	2,704	3,456	06/30/2019
31359UPW9	621	618	3	618	520	06/30/2019
05539TAQ8	108	108	-	108	93	06/30/2019
94981VAP2	1,261	1,227	34	1,227	1,152	06/30/2019
939336C92	745	712	33	712	704	06/30/2019
22541QR79	2,620	2,611	9	2,611	2,407	06/30/2019
5899296T0	197	194	3	194	163	06/30/2019
12669FTC7	2,193	1,708	485	1,708	2,050	06/30/2019
466247BF9	275	269	6	269	270	06/30/2019
362669AS2	1,023	978	45	978	989	06/30/2019
Quarterly Total	$135,280	$114,873	$20,407	$114,873	$118,515
12669DPR3	$401	$399	$2	$399	$387	09/30/2019
88522NAA1	5,853	5,794	59	5,794	5,839	09/30/2019
949789AA9	715	711	4	711	707	09/30/2019
362437AD7	5,477	3,224	2,253	3,224	5,305	09/30/2019
45660NS22	3,815	3,704	111	3,704	3,778	09/30/2019
5899295L8	389	381	8	381	388	09/30/2019
59020UFA8	432	394	38	394	413	09/30/2019
02150WAB9	45	43	2	43	44	09/30/2019
5899296S2	366	362	4	362	347	09/30/2019
94979XAC1	225	220	5	220	215	09/30/2019
59020UEZ4	1,204	1,191	13	1,191	1,089	09/30/2019
94979UAL7	1,152	1,143	9	1,143	1,022	09/30/2019
466247BW2	217	214	3	214	198	09/30/2019
25157GBB7	16,528	15,727	801	15,727	15,455	09/30/2019
073868AA9	11,789	10,174	1,615	10,174	11,697	09/30/2019
949808BD0	1,607	1,587	20	1,587	1,456	09/30/2019
94981XAF0	543	535	8	535	529	09/30/2019
466247BE2	456	445	11	445	456	09/30/2019
94981VAP2	1,195	1,160	35	1,160	1,132	09/30/2019
22541QR79	2,570	2,563	7	2,563	2,380	09/30/2019
5899296T0	183	179	4	179	157	09/30/2019
02149QAA8	19,916	19,350	566	19,350	19,479	09/30/2019
94986QAA1	23,043	22,429	614	22,429	21,755	09/30/2019
05948XTP6	206	201	5	201	183	09/30/2019
36242DYH0	582	554	28	554	542	09/30/2019
Quarterly Total	$98,909	$92,684	$6,225	$92,684	$94,953
22546BAH3	$2,772	$2,046	$726	$2,046	$2,738	12/31/2019
26545QAQ2	4,063	3,191	872	3,191	6,172	12/31/2019
126694H27	549	534	15	534	542	12/31/2019
94984GAD9	740	738	2	738	736	12/31/2019
59020UAY1	331	328	3	328	313	12/31/2019
761118MA3	3,525	3,493	32	3,493	3,404	12/31/2019
45660L6N4	5,713	5,607	106	5,607	4,958	12/31/2019
31359UPW9	553	476	77	476	407	12/31/2019
05539TAQ8	104	104	-	104	92	12/31/2019
07383UGB5	4,799	4,664	135	4,664	4,784	12/31/2019
94981VAP2	1,101	1,047	54	1,047	1,093	12/31/2019
			70

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
						Date of
	Amortized Cost	Present Value of				Financial
	Before Current	Projected Cash		Amortized Cost	Fair Value at	Statement
CUSIP	Period OTTI	Flows	Recognized OTTI	After OTTI	Time of OTTI	Where Reported
161546HD1	$1,510	$1,479	$31	$1,479	$1,499	12/31/2019
2254W0JD8	1,049	660	389	660	434	12/31/2019
073879CD8	1,404	1,402	2	1,402	1,425	12/31/2019
939336C92	676	665	11	665	654	12/31/2019
22541QR79	2,515	2,507	8	2,507	2,324	12/31/2019
5899296T0	176	173	3	173	155	12/31/2019
12669FTC7	1,532	1,513	19	1,513	1,527	12/31/2019
02149QAA8	18,638	18,008	630	18,008	18,012	12/31/2019
12668BKA0	4,206	4,054	152	4,054	3,993	12/31/2019
12628LAE0	4,259	4,252	7	4,252	3,712	12/31/2019
761118WQ7	5,594	5,454	140	5,454	5,542	12/31/2019
12669GXQ9	12,571	12,529	42	12,529	12,238	12/31/2019
94986QAA1	21,296	19,585	1,711	19,585	19,655	12/31/2019
61749BAF0	5,982	5,944	38	5,944	5,869	12/31/2019
21075WBX2	146	21	125	21	91	12/31/2019
466247BF9	263	262	1	262	263	12/31/2019
05948XTP6	205	172	33	172	179	12/31/2019
362669AS2	914	827	87	827	872	12/31/2019
12667FM77	6,865	6,777	88	6,777	6,836	12/31/2019
36242DYH0	555	549	6	549	542	12/31/2019
69374XBS8	196	196	-	196	187	12/31/2019
69374XBQ2	710	694	16	694	671	12/31/2019
69375BBQ9	712	706	6	706	686	12/31/2019
Quarterly Total	$116,224	$110,657	$5,567	$110,657	$112,605
		Year-end total	$39,705

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

Supplemental Information

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2019
Investment income earned:
Government bonds	$65
Bonds exempt from U.S. tax	-
Other bonds (unaffiliated)	4,884
Bonds of affiliates	-
Preferred stocks (unaffiliated)	15
Common stocks (unaffiliated)	6
Common stocks of affiliates	29
Cash and short-term investments	58
Mortgage loans	867
Real estate	47
Contract loans	80
Other invested assets	243
Derivative instruments	60
Miscellaneous income	5
Gross investment income	$6,359
Real estate owned - book value less encumbrances	$184
Mortgage loans - book value:
Commercial mortgages	$19,952
Residential mortgages	1,423
Mezzanine loans	193
Affiliated commercial mortgages	74
Total mortgage loans	$21,642
Mortgage loans by standing - book value:
Good standing	$21,456
Good standing with restructured terms	185
Interest overdue more than 90 days, not in foreclosure	1
Total mortgage loans	$21,642
Partnerships - statement value	$4,820
Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$-
Common stocks	398
Bonds and short-term investments by class and maturity:
Bonds and short-term investments by maturity - statement value:
Due within one year or less	$7,517
Over 1 year through 5 years	22,961
Over 5 years through 10 years	24,521
Over 10 years through 20 years	14,837
Over 20 years	29,713
Total maturity	$99,549
Bonds and short-term investments by class - statement value:
Class 1	$57,832
Class 2	35,257
Class 3	3,606
Class 4	2,313
Class 5	381
Class 6	160
Total by class	$99,549
Total bonds and short-term investments publicly traded	$61,482
Total bonds and short-term investments privately placed	38,067
Preferred stocks - statement value	$299
Common stocks - market value	669
Short-term investments - book value	511
Options, caps and floors owned - statement value	574
Collar, swap and forward agreements open - statement value	(171)
Futures contracts open - current value	(4)
Cash on deposit	(161)

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

(in millions)	December 31, 2019
Life insurance in-force:
Industrial	$780
Ordinary	78,316
Group	4,298
Amount of accidental death insurance in-force under ordinary policies	5,030,743
Life insurance policies with disability provisions in-force:
Industrial	210
Ordinary	35,509
Group life	35
Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	775
Income payable	415
Ordinary - involving life contingencies:
Amount on deposit	230
Income payable	81
Group - not involving life contingencies:
Amount on deposit	1
Annuities:
Ordinary:
Immediate - amount of income payable	$1,383
Deferred, fully paid - account balance	53,881
Deferred, not fully paid - account balance	33,594
Group:
Amount of income payable	449
Fully paid - account balance	602
Not fully paid - account balance	21,278
Accident and health insurance - premiums in-force:
Other	$93
Group	1
Credit	-
Deposit funds and dividend accumulations:
Deposit funds - account balance	$6,650
Dividend accumulations - account balance	557
Claim payments in 2019:
Group accident & health:
2019	$97
2018	466
2017	11,021
2016	30,182
2015	61,211
Prior	32,053
Other accident & health:
2019	9,097
2018	(20,139)
2017	27,063
2016	62,356
2015	72,904
Prior	80,767

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2019

(in millions)

1. The Company's total admitted assets as of December 31, 2019 are $192.3 billion.

The Company's total admitted assets, excluding separate accounts, as of December 31, 2019 are $134.8 billion.

2.Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

				Percentage of
				Total Admitted
	Issuer	Description of Exposure	Amount	Assets
a.	SUNAMERICA AFFORDABLE HOUSING
	LLC	OTHER INVESTED ASSETS	$743	0.60%
b.	Senior Direct Lending Program LLC	BONDS	717	0.50
c.	Microsoft Corporation	BONDS	582	0.40
d.	Duke Energy Corporation	BONDS	524	0.40
e.	Comcast Corporation	BONDS	519	0.40
f.	AT&T Inc.	BONDS	491	0.40
g.	Oracle Corporation	BONDS	461	0.30
h.	CVS Health Corporation	BONDS	452	0.30
i.	American Electric Power Company, Inc.	BONDS	427	0.30
j.	Verizon Communications Inc.	BONDS	421	0.30

3. The Company's total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments				Preferred Stocks
		Percentage of			Percentage of
		Total Admitted		Total Admitted
NAIC Rating	Amount	Assets	NAIC Rating	Amount	Assets
NAIC - 1	$57,832	42.90%	P/RP - 1	$105	0.10%
NAIC - 2	35,257	26.20	P/RP - 2	113	0.10
NAIC - 3	3,606	2.70	P/RP - 3	-	-
NAIC - 4	2,313	1.70	P/RP - 4	-	-
NAIC - 5	381	0.30	P/RP - 5	80	0.10
NAIC - 6	160	0.10	P/RP - 6	-	-
4. Assets held in foreign investments:

					Percentage
					of Total
					Admitted
				Amount	Assets
a. Total admitted assets held in foreign investments				$24,917	18.50%
b. Foreign currency denominated investments				8,321	6.20
c. Insurance liabilities denominated in that same foreign currency				-	-

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

			Percentage
			of Total
			Admitted
		Amount	Assets
a. Countries rated NAIC - 1		$21,970	16.30%
b.	Countries rated NAIC - 2	2,147	1.60
c.	Countries rated NAIC - 3 or below	800	0.60

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED) DECEMBER 31, 2019

(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

			Percentage
			of Total
			Admitted
		Amount	Assets
a. Countries rated NAIC - 1
	Country 1: United Kingdom	$7,551	5.60%
	Country 2: Cayman Islands	2,500	1.90
b. Countries rated NAIC - 2
	Country 1: Mexico	500	0.40
	Country 2: Panama	342	0.30
c. Countries rated NAIC - 3 or below
	Country 1: Turkey	121	0.10
	Country 2: South Africa	73	0.10
7. Aggregate unhedged foreign currency exposure:

			Percentage
			of Total
			Admitted
		Amount	Assets
Aggregate unhedged foreign currency exposure		$8,321	6.20%
8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

			Percentage
			of Total
			Admitted
		Amount	Assets
a. Countries rated NAIC - 1		$8,307	6.20%
b.	Countries rated NAIC - 2	5	-
c.	Countries rated NAIC - 3 or below	9	-

9.Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

		Percentage
		of Total
		Admitted
	Amount	Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$4,795	3.60%
Country 2: Ireland	1,144	0.80
b. Countries rated NAIC - 2
Country 1: Peru	3	-
Country 2: Mexico	2	-
c. Countries rated NAIC - 3 or below
Country 1: Turkey	5	-
Country 2: South Africa	2	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED) DECEMBER 31, 2019

(in millions)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Percentage
of Total
Admitted
NAIC Rating	Amount	Assets
		COMMERCIAL
		MORTGAGE
a. Bailey		LOAN	$406	0.30%
		COMMERCIAL
		MORTGAGE
b. Copenhagen - FloatAGL		LOAN	326	0.20
		COMMERCIAL
		MORTGAGE
c.	Project Chapter	LOAN	275	0.20
d. Usil Finance Designated Activity Company		NAIC 1	266	0.20
		COMMERCIAL
		MORTGAGE
e. Berry202		LOAN	263	0.20
		COMMERCIAL
		MORTGAGE
f.	Condor20310830	LOAN	263	0.20
g.	Telefonica, S.A.	NAIC 2	245	0.20
h. AstraZeneca PLC		NAIC 2	236	0.20
		COMMERCIAL
		MORTGAGE
i.	White	LOAN	235	0.20
j.	Royal Dutch Shell plc	NAIC 1	234	0.20

11.Assets held in Canadian investments are less than 2.5% of the reporting entity's total admitted assets.

12.Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company's total admitted assets.

13.The Company's admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class

1) are:

			Percentage
			of Total
			Admitted
		Amount	Assets
a. SUNAMERICA AFFORDABLE HOUSING LLC		$743	0.60%
b. AIGGRE U.S. Real Estate Fund II LP		337	0.20
c.	AIGGRE U.S. Real Estate Fund III LP	236	0.20
d.	MS Term Facility	189	0.10
e.	Carlyle Alternative Opportunities Fund L.P.	169	0.10
f.	Teachers Insurance and Annuity Association of America	149	0.10
g.	AIG Home Loan 2 LLC	145	0.10
h.	Think Investments Fund LP	144	0.10
i.	Federal Home Loan Banks	143	0.10
j.	Massachusetts Mutual Life Insurance Company	135	0.10

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED) DECEMBER 31, 2019

(in millions)

14. Assets held in nonaffiliated, privately placed equities:

			Percentage
			of Total
			Admitted
		Amount	Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$3,228	2.40%
Largest three investments held in nonaffiliated, privately placed equities:
a. MS Term Facility		$189	0.10
b.	Carlyle Alternative Opportunities Fund L.P.	169	0.10
c.	Think Investments Fund LP	144	0.10

Ten largest fund managers:

		Total			Non-
	Fund Manager	Invested		Diversified	diversified
a. AIG Global Real Estate Investment Corp		$928	$	- $	928
b. SUNAMERICA INVESTMENT, INC.		816		-	816
c.	Carlyle Group	502		502	-
d.	AIG Home Loan	145		-	145
e.	Think Investments LLC	144		144	-
f.	Tiger Global Management, LLC	102		102	-
g.	Pentwater Capital Management LP	86		86	-
h.	Manikay Partners LLC	78		78	-
i.	HPS Investment Partners, LLC	62		62	-
j.	Wellington Hedge Management	52		52	-

15.Assets held in general partnership interests are less than 2.5 percent of the Company's total admitted assets.

16.Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

			Percentage
			of Total
			Admitted
		Amount	Assets
a. COMMERCIAL MORTGAGE LOAN, Loan No. 5555094, GBR		$411	0.30%
b. COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY		366	0.30
c. COMMERCIAL MORTGAGE LOAN, Loan No. 5555180, DK		330	0.20
d. COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR		277	0.20
e. COMMERCIAL MORTGAGE LOAN, Loan No. 5555161, GBR		266	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555184, GBR	265	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002507, NY	260	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555093, IRL	238	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002711, NJ	232	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555187, GBR	230	0.20

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED) DECEMBER 31, 2019

(in millions)

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

			Percentage of
			Total Admitted
		Amount	Assets
a.	Construction loans	$1,157	0.90%
b.	Mortgage loans over 90 days past due	-	-
c.	Mortgage loans in the process of foreclosure	-	-
d.	Mortgage loans foreclosed	-	-
e.	Restructured mortgage loans	185	0.10

17.Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
		Percentage		Percentage		Percentage
		of Total		of Total		of Total
		Admitted		Admitted		Admitted
Loan-to-Value	Amount	Assets	Amount	Assets	Amount	Assets
a.	above 95%	$-	- % $	45	- % $	-	- %
b.	91% to 95%	1	-	-	-	-	-
c.	81% to 90%	135	0.10	180	0.10	-	-
d.	71% to 80%	441	0.30	463	0.30	-	-
e.	below 70%	845	0.60	19,336	14.30	-	-

18.Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company's total admitted assets.

19.Assets held in mezzanine real estate loans are less than 2.5 percent of the Company's total admitted assets.

20.The Company's total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End			1st Quarter	2nd Quarter	3rd Quarter
Percentage
of Total
Admitted
		Amount	Assets		Amount	Amount	Amount
a.	Securities lending (do not include assets
	held as collateral for such transactions)	$1,210	0.90	% $	571	$912	$1,155
b.	Repurchase agreements	139	0.10		69	240	132
c.	Reverse repurchase agreements	-	-		-	-	-
d.	Dollar repurchase agreements	-	-		-	-	-
e.	Dollar reverse repurchase agreements	-	-		-	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED) DECEMBER 31, 2019

(in millions)

21.The Company's potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

Owned		Written
	Percentage		Percentage
	of Total		of Total
	Admitted		Admitted
Amount	Assets	Amount	Assets
a.	Hedging	$-	- % $	-	- %
b.	Income generation	-	-	-	-
c.	Other	-	-	-	-

22.The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
Percentage
of Total
Admitted
		Amount	Assets	Amount	Amount	Amount
a.	Hedging	$628	0.50% $	492	$527	$595
b.	Income generation	-	-	-	-	-
c.	Replications	-	-	-	-	-
d.	Other	-	-	-	-	-

23.The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
Percentage
of Total
Admitted
		Amount	Assets	Amount	Amount	Amount
a.	Hedging	$96	0.10% $	92	$121	$103
b.	Income generation	-	-	-	-	-
c.	Replications	-	-	-	-	-
d.	Other	-	-	-	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2019

(in millions)	Gross Investment Holdings			Admitted Assets as Reported in the Annual Statement
						Securities
						Lending
						Reinvested
						Collateral	Total
Investment Categories	Amount	Percentage		Amount		Amount	Amount	Percentage
Bonds:
U.S. governments	$2,389	1.8	% $	2,389	$	- $	2,389	1.8%
All other governments	3,044	2.3		3,044		-	3,044	2.3
U.S. states, territories and possessions, etc. guaranteed	397	0.3		397		-	397	0.3
U.S. political subdivisions of states, territories,
and possessions, guaranteed	336	0.3		336		-	336	0.3
U.S. special revenue and special assessment
obligations, etc. non-guaranteed	7,859	6.0		7,859		-	7,859	6.0
Industrial and miscellaneous	81,146	62.3		81,146		-	81,146	62.3
Hybrid securities	722	0.6		722		-	722	0.6
Parent, subsidiaries and affiliates	-	-		-		-	-	-
SVO identified funds	-	-		-		-	-	-
Unaffiliated Bank loans	3,095	2.4		3,095		-	3,095	2.4
Total long-term bonds	98,988	76.0		98,988		-	98,988	76.0
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	299	0.2		299		-	299	0.2
Parent, subsidiaries and affiliates	-	-		-		-	-	-
Total preferred stocks	299	0.2		299		-	299	0.2
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	92	0.1		92		-	92	0.1
Industrial and miscellaneous Other (Unaffiliated)	143	0.1		143		-	143	0.1
Parent, subsidiaries and affiliates Publicly traded	6	-		6		-	6	-
Parent, subsidiaries and affiliates Other	392	0.3		392		-	392	0.3
Mutual funds	36	-		36		-	36	-
Unit investment trusts	-	-		-		-	-	-
Closed-end funds	-	-		-		-	-	-
Total common stocks	669	0.5		669		-	669	0.5
Mortgage loans:
Farm mortgages	-	-		-		-	-	-
Residential mortgages	1,422	1.1		1,422		-	1,422	1.1
Commercial mortgages	19,849	15.2		19,849		-	19,849	15.2
Mezzanine real estate loans	174	0.1		174		-	174	0.1
Total mortgage loans	21,445	16.4		21,445		-	21,445	16.4
Real estate:
Properties occupied by company	63	-		63		-	63	-
Properties held for production of income	121	0.1		121		-	121	0.1
Properties held for sale	1	-		1		-	1	-
Total real estate	185	0.1		185		-	185	0.1
Cash, cash equivalents and short-term investments:
Cash	(161)	(0.1)		(161)		767	606	0.5
Cash equivalents	96	0.1		96		516	612	0.5
Short-term investments	511	0.4		511		-	511	0.4
Total cash, cash equivalents and short-term investments	446	0.4		446		1,283	1,729	1.4
Contract loans	1,264	1.0		1,264		-	1,264	1.0
Derivatives	625	0.5		625		-	625	0.5
Other invested assets	4,820	3.8		4,820		-	4,820	3.7
Receivables for securities	109	0.1		109		-	109	0.1
Securities Lending	1,283	1.0		1,283		XXX	XXX	XXX
Other invested assets	31	-		31		-	31	-
Total invested assets	$130,164	100.0	% $	130,164		$1,283	$130,164	100%

Part C — Other Information
Item 24.     Financial Statements and Exhibits
(a)   Financial Statements
The following financial statements are included in Part B of this Registration Statement:
•	The Audited Financial Statements of Variable Annuity Account Seven of American General Life Insurance Company as of December 31, 2019 and for each of the two years in the period ended December 31, 2019.
•	The Audited Statutory Financial Statements of American General Life Insurance Company as of December 31, 2019 and December 31, 2018 and for each of the three years in the period ended December 31, 2019.
(b)   Exhibits
Exhibit Number	Description	Location
(1)	Resolutions Establishing Separate Account	Incorporated by reference to Initial Registration Statement, File Nos. 333-65965 and 811-09003, filed on October 21, 1998, Accession No. 0000950148-98-002332.
(2)	Custody Agreements	Not Applicable
(3)(a)	Distribution Agreement	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 17, File Nos. 333-185790 and 811-09003, filed on April 25, 2019, Accession No. 0001193125-19-119258.
(3)(b)	Selling Agreement	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(4)	Variable Annuity Contract
(4)(a)	AGL Variable Annuity Contract (AS-993 (12/10))	Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(4)(b)	AGL Variable Annuity Contract (AG-804 (7/13))	Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 7, File No. 333-185790 and 811-09003, filed on December 28, 2015, Accession No. 0001193125-15-414578.
(4)(c)	AGL Nursing Home Waiver Rider (A-7036-R1)	Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-185762 and 811-03859, filed on April 29, 2013, Accession No. 0000950123-13-002952.
(4)(d)	AGL Optional Guaranteed Living Benefit Endorsement (ASE-6248 (9/09))	Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-185762 and 811-03859, filed on April 29, 2013, Accession No. 0000950123-13-002952.
(4)(e)	AGL Return of Purchase Payment Death Benefit Endorsement (AGE-8025 (7/13))	Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 7, File No. 333-185790 and 811-09003, filed on December 28, 2015, Accession No. 0001193125-15-414578.
(4)(f)	AGL Maximum Anniversary Value Optional Death Benefit Endorsement (ASE-6255 (12/10))	Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 2, File Nos. 333-185790 and 811-09003, filed on April 30, 2013, Accession No. 0000950123-13-002978.
(4)(g)	AGL Maximum Anniversary Value Optional Death Benefit Endorsement (AGE-8026 (7/13))	Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 7, File No. 333-185790 and 811-09003, filed on December 28, 2015, Accession No. 0001193125-15-414578.
(4)(h)	AGL Premium Plus Endorsement (ASE-6245 (12/08))	Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-185762 and 811-03859, filed on April 29, 2013, Accession No. 0000950123-13-002952.

Exhibit Number	Description	Location
(4)(i)	Merger Endorsement (L8204 (7/12))	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(4)(j)	AGL Extended Legacy Program Guide (EXTLEGJ.11 Rev. 4.15)	Incorporated by reference to Post-Effective Amendment No. 8 and Amendment No. 8, File Nos. 333-185790 and 811-09003, filed on April 29, 2016, Accession No. 0001193125-16-568551.
(4)(k)	AGL Optional Return of Purchase Payment Death Benefit Endorsement (AGE-8025 (12/15))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment No. 9, File Nos. 333-185790 and 811-09003, filed on April 27, 2017, Accession No. 0001193125-17-139853.
(4)(l)	AGL Optional Return of Purchase Payment Death Benefit Endorsement (AGE-8025 (8/16))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment No. 9, File Nos. 333-185790 and 811-09003, filed on April 27, 2017, Accession No. 0001193125-17-139853.
(4)(m)	AGL Optional Maximum Anniversary Value Death Benefit Endorsement (AGE-8026 (12/15))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment No. 9, File Nos. 333-185790 and 811-09003, filed on April 27, 2017, Accession No. 0001193125-17-139853.
(4)(n)	AGL Optional Maximum Anniversary Value Death Benefit Endorsement (AGE-8026 (8/16))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment No. 9, File Nos. 333-185790 and 811-09003, filed on April 27, 2017, Accession No. 0001193125-17-139853.
(4)(o)	AGL Optional Guaranteed Living Benefit Endorsement (Income Plus) (AGE-6248 (12/15))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment No. 9, File Nos. 333-185790 and 811-09003, filed on April 27, 2017, Accession No. 0001193125-17-139853.
(4)(p)	AGL Optional Guaranteed Living Benefit Endorsement (Income Builder Daily) (AGE-8036 (12/16))	Incorporated by reference to Post-Effective Amendment No. 15 and Amendment No. 15, File Nos. 333-185790 and 811-09003, filed on September 5, 2018, Accession No. 0001193125-18-267277.
(4)(q)	AGL Return of Purchase Payment Death Benefit Rider (AGE-8025 (12/18))	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 17, File Nos. 333-185790 and 811-09003, filed on April 25, 2019, Accession No. 0001193125-19-119258.
(4)(r)	AGL Maximum Anniversary Value Death Benefit Rider (AGE-8026 (12/18))	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 17, File Nos. 333-185790 and 811-09003, filed on April 25, 2019, Accession No. 0001193125-19-119258.
(4)(s)	AGL Optional Guaranteed Lifetime Income Rider (AGE-8075 (12/18))	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 17, File Nos. 333-185790 and 811-09003, filed on April 25, 2019, Accession No. 0001193125-19-119258.
(5)	Application for Contract
(5)(a)	AGL Annuity Application (ASA-579 (5/12))	Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-185762 and 811-03859, filed on April 29, 2013, Accession No. 0000950123-13-002952.
(5)(b)	AGL Annuity Application (AGA-579E (12/14))	Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 7, File No. 333-185790 and 811-09003, filed on December 28, 2015, Accession No. 0001193125-15-414578.
(6)	Corporate Documents of Depositor
(6)(a)	Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991 (P)	Incorporated by reference to Initial Registration Statement, File No. 033-43390 of American General Life Insurance Company Separate Account D, filed on October 16, 1991.

Exhibit Number	Description	Location
(6)(b)	Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995	Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement, File No. 333-53909, of American General Life Insurance Company Separate Account VL-R, filed on August 19, 1998, Accession No. 0000899243-98-001661.
(6)(c)	By-Laws of American General Life Insurance Company, restated as of June 8, 2005	Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 46, File Nos. 333-43264 and 811-08561, of American General Life Insurance Company Separate Account VL-R, filed on August 12, 2005, Accession No. 0001193125-05-165474.
(7)	Reinsurance Contract	Not Applicable
(8)	Material Contracts
(8)(a)	Anchor Series Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 0000950123-12-010016.
(8)(b)	Seasons Series Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 0000950123-12-010016.
(8)(c)	SunAmerica Series Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 0000950123-12-010016.
(8)(d)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 8, File Nos. 333-157199 and 811-03859, filed on August 25, 2010, Accession No. 0000950123-10-080861.
(8)(e)	American Funds Insurance Series Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-91860 and 811-03859, filed on October 28, 2002, Accession No. 0000898430-02-003844.
(8)(e)(i)	Amendment to American Funds Insurance Series Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-198223 and 811-03859, filed on November 3, 2014, Accession No. 0000959123-14-010828.
(8)(f)	Franklin Templeton Variable Insurance Products Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 10 and Amendment No. 11, File Nos. 333-137882 and 811-09003, filed on April 29, 2008, Accession No. 0000950134-08-007757.
(8)(f)(i)	Amendment to Franklin Templeton Variable Insurance Products Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 6 and Amendment No. 6, File Nos. 333-185790 and 811-09003, filed on October 5, 2015, Accession No. 0001193125-15-337549.
(8)(g)	Lord Abbett Series Fund, Inc. Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-91860 and 811-03859, filed on October 28, 2002, Accession No. 0000898430-02-003844.
(8)(h)	Goldman Sachs Variable Insurance Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No.7 to Form N-6 Registration Statement, File No. 333-90787, filed on December 19, 2003, Accession No. 0001193125-03-097054.
(8)(i)	Amendment to Goldman Sachs Variable Insurance Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 7, File Nos. 333-185762 and 811-03859, filed on April 29, 2016, Accession No. 0001193125-16-568243.
(8)(j)	Letters of Consent to the Assignment of the Fund Participation Agreement	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.

Exhibit Number	Description	Location
(9)	Opinion of Counsel and Consent of Depositor	Incorporated by reference to Initial Registration Statement, File Nos. 333-185790 and 811-09003, filed on January 2, 2013, Accession No. 0000950123-12-014447.
(10)	Consent	Filed Herewith
(11)	Financial Statements Omitted from Item 23	Not Applicable
(12)	Initial Capitalization Agreement	Not Applicable
(13)	Other
(13)(a)	Power of Attorney — American General Life Insurance Company Directors	Filed Herewith
(13)(b)	Notice of Termination of Support Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-172054 and 811-09003, filed on April 27, 2011, Accession No. 0000950123-11-040080.
(13)(c)	Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company	Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-185778 and 811-03859, filed on April 30, 2014, Accession No. 0000950123-14-004617.
(13)(d)	Agreement and Plan of Merger	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(13)(e)	CMA Termination Agreement	Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No. 5, File Nos. 333-185790 and 811-09003, filed on April 28, 2015, Accession No. 0001193125-15-153093.

Item 25.     Directors and Officers of the Depositor
The directors and principal officers of the American General Life Insurance Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.
Names, Positions and Offices Held with Depositor
KEVIN T. HOGAN (1)	Director, Chairman, Chief Executive Officer, and President
KATHERINE A. ANDERSON	Director, Senior Vice President and Chief Risk Officer
THOMAS J. DIEMER	Director, Executive Vice President and Chief Financial Officer
TERRI N. FIEDLER	Director, Senior Vice President and Chief Distribution Officer
MICHAEL P. HARWOOD	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
JONATHAN J. NOVAK (2)	Director and Chief Executive Officer, Institutional Markets
TODD P. SOLASH (3)	Director and Chief Executive Officer, Individual Retirement
ADAM C. WINSLOW (4)	Director and Chief Executive Officer, Life Insurance
James Bracken (1)	Executive Vice President, Head of Legacy Portfolio
Evelyn Curran	Executive Vice President
Gabriel A. Lopez (3)	Senior Vice President, Individual Retirement Operations
Bryan A. Pinsky (3)	Senior Vice President, Individual Retirement Products
Sabyasachi Ray (1)	Senior Vice President and Chief Operating Officer
Christine A. Nixon (3)	Senior Vice President
Christopher V. Muchmore (3)	Senior Vice President, Market Risk Management
Kyle L. Jennings	Senior Vice President and Chief Compliance Officer
William C. Kolbert (5)	Senior Vice President and Business Information Officer
Sai P. Raman (5)	Senior Vice President, Institutional Markets
Timothy M. Heslin (6)	Senior Vice President and Chief Life Product and Underwriting Officer
CRAIG A. ANDERSON	Senior Vice President and Life Controller
Justin J.W. Caulfield (1)	Vice President and Treasurer
Mallary L. Reznik (3)	Vice President, General Counsel and Assistant Secretary
Julie Cotton Hearne	Vice President and Secretary
Mark A. Peterson (6)	Vice President, Distribution
Leo W. Grace	Vice President, Product Filing
Tracey E. Harris	Vice President, Product Filing
Christina M. Haley (3)	Vice President, Product Filing
Mary M. Newitt (3)	Vice President, Product Filing
Daniel R. Cricks	Vice President and Tax Officer
Stephen G. Lunanuova (7)	Vice President and Tax Officer
Barbara J. Moore	Vice President and Tax Officer
T. Clay Spires	Vice President and Tax Officer
Michael E. Treske (3)	Vice President, Distribution
Frank Kophamel	Vice President and Appointed Actuary
Michelle D. Campion (8)	Vice President
Jeffrey S. Flinn	Vice President
Jennifer N. Miller (8)	Vice President
Manda Ghaferi (3)	Vice President
Stewart R. Polakov (3)	Vice President
Thomas A. Musante (8)	Vice President
William L. Mask	Vice President
Edward P. Voit (9)	Vice President
Amanda K. Ouslander	Anti-Money Laundering and Economic Sanctions Compliance Officer
Lisa K. Gerhart	Vice President and Assistant Life Controller
Jennifer A. Roth (3)	Vice President, 38a-1 Compliance Officer
David J. Kumatz (6)	Assistant Secretary
Virginia N. Puzon (3)	Assistant Secretary
Rosemary Foster	Assistant Secretary

Names, Positions and Offices Held with Depositor
Marjorie D. Washington	Assistant Secretary
Grace D. Harvey	Illustration Actuary
Laszlo Kulin (7)	Investment Tax Officer
Alireza Vaseghi (1)	Managing Director and Chief Operating Officer, Institutional Markets
Melissa H. Cozart	Privacy Officer

(1)	175 Water Street, New York, NY 10038
(2)	10880 Wilshire Blvd. Suite 1101, Los Angeles, CA 90024
(3)	21650 Oxnard Street, Woodland Hills, CA 91367
(4)	58 Fenchurch Street, London, United Kingdom, EC3M 4AB
(5)	50 Danbury Road, Wilton, CT 06897
(6)	340 Seven Springs Way, Brentwood, TN, 32027
(7)	80 Pine Street, New York, NY 10005
(8)	777 S. Figueroa Street, Los Angeles, CA 90017
(9)	301 Grant Street, Pittsburgh, PA, 15219
Item 26.     Persons Controlled By or Under Common Control with Depositor or Registrant
The Registrant is a separate account of American General Life Insurance Company (“Depositor”). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.’s Form 10-K, SEC File No. 001-08787, Accession No. 0001104659-20-023889, filed on February 21, 2020. Exhibit 21 is incorporated herein by reference.
Item 27.     Number of Contract Owners
As of March 30, 2020, the number of Polaris Platinum O-Series contracts funded by Variable Annuity Account Seven was 36,088, of which 20,838 were qualified contracts and 15,250 were non-qualified.
Item 28.     Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
American General Life Insurance Company
To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Item 29.     Principal Underwriter
(a)   AIG Capital Services, Inc. acts as distributor for the following investment companies:
American General Life Insurance Company
Variable Separate Account
Variable Annuity Account One
Variable Annuity Account Two
Variable Annuity Account Four
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Separate Account A
Separate Account D
Separate Account I
Separate Account II
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2
AG Separate Account A
The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account One
FS Variable Annuity Account Two
FS Variable Annuity Account Five
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B
The Variable Annuity Life Insurance Company
Separate Account A
(b)   Directors, Officers and principal place of business:
Officer/Directors*	Position
Terri N. Fiedler(1)	Director, Senior Vice President and Chief Distribution Officer
James T. Nichols(2)	Director, President and Chief Executive Officer
Todd P. Solash	Director
Frank Curran(2)	Vice President, Chief Financial Officer, Chief Operating Officer, Controller and Treasurer
Michael Fortey(1)	Chief Compliance Officer
John Thomas Genoy(2)	Vice President
Mallary Loren Reznik	Vice President
Daniel R. Cricks(1)	Vice President, Tax Officer
Thomas Clayton Spires(1)	Vice President, Tax Officer
Julie A. Cotton Hearne(1)	Vice President and Secretary
Rosemary Foster(1)	Assistant Secretary
Virginia N. Puzon	Assistant Secretary

*	Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.
(1)	Principal business address 2919 Allen Parkway, Houston, TX 77019
(2) Principal business address 160 Greene Street, Jersey City, NJ 07311
(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.

Item 30.     Location of Accounts and Records
All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company’s Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.
Item 31.     Management Services
Not Applicable.
Item 32.     Undertakings
General Representations
The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.
Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.
Undertakings of the Registrant
Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Seven, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 24th day of April, 2020.
Variable Annuity Account Seven
(Registrant)
BY:  AMERICAN GENERAL LIFE INSURANCE COMPANY
        (On behalf of the Registrant and itself)
BY:  /s/  CRAIG A. ANDERSON

        CRAIG A. ANDERSON
        SENIOR VICE PRESIDENT AND LIFE CONTROLLER
As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.
Signature	Title	Date
*KEVIN T. HOGAN KEVIN T. HOGAN	Director, Chairman, Chief Executive Officer, and President	April 24, 2020

*KATHERINE A. ANDERSON KATHERINE A. ANDERSON	Director, Senior Vice President and Chief Risk Officer	April 24, 2020

*THOMAS J. DIEMER THOMAS J. DIEMER	Director, Executive Vice President and Chief Financial Officer	April 24, 2020

*TERRI N. FIEDLER TERRI N. FIEDLER	Director, Senior Vice President and Chief Distribution Officer	April 24, 2020

*MICHAEL P. HARWOOD MICHAEL P. HARWOOD	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary	April 24, 2020

*JONATHAN J. NOVAK JONATHAN J. NOVAK	Director and Chief Executive Officer, Institutional Markets	April 24, 2020

*TODD P. SOLASH TODD P. SOLASH	Director and Chief Executive Officer, Individual Retirement	April 24, 2020

*ADAM C. WINSLOW ADAM C. WINSLOW	Director and Chief Executive Officer, Life Insurance	April 24, 2020

/s/ CRAIG A. ANDERSON CRAIG A. ANDERSON	Senior Vice President and Life Controller	April 24, 2020

/s/ MANDA GHAFERI *MANDA GHAFERI	Attorney-in-Fact	April 24, 2020